UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

Paul J. Chew
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2021

Item 1. Reports to Stockholders.

(a)	The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SEMI-ANNUAL REPORT

December 31, 2021

Brown Advisory Growth Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Mid-Cap Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Sustainable Small-Cap Core Fund
Brown Advisory Global Leaders Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Total Return Fund
Brown Advisory Sustainable Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax-Exempt Bond Fund
Brown Advisory Tax-Exempt Sustainable Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory Emerging Markets Select Fund
Brown Advisory – Beutel Goodman Large-Cap Value Fund

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	4
Brown Advisory Equity Income Fund	7
Brown Advisory Sustainable Growth Fund	9
Brown Advisory Mid-Cap Growth Fund	11
Brown Advisory Small-Cap Growth Fund	13
Brown Advisory Small-Cap Fundamental Value Fund	17
Brown Advisory Sustainable Small-Cap Core Fund	20
Brown Advisory Global Leaders Fund	23
Brown Advisory Intermediate Income Fund	26
Brown Advisory Total Return Fund	30
Brown Advisory Sustainable Bond Fund	36
Brown Advisory Maryland Bond Fund	41
Brown Advisory Tax-Exempt Bond Fund	45
Brown Advisory Tax-Exempt Sustainable Bond Fund	52
Brown Advisory Mortgage Securities Fund	57
Brown Advisory – WMC Strategic European Equity Fund	67
Brown Advisory Emerging Markets Select Fund	70
Brown Advisory – Beutel Goodman Large-Cap Value Fund	73
Statements of Assets and Liabilities	76
Statements of Operations	81
Statements of Changes in Net Assets	86
Financial Highlights	96
Notes to Financial Statements	104
Additional Information	118

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of December 31, 2021 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2021. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

GLOSSARY OF TERMS

Absolute basis is to express as a fixed amount rather than referring to variable factors.

Absolute performance refers to the percentage rise or fall in the share price of a security over a stated period.

Absolute return refers to the percent amount that an asset rises or declines in value in a given period.

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

American Rescue Plan (ARP) is a $1.9 trillion economic stimulus bill passed by the 117th United States Congress and signed into law by President Joe Biden on March 11, 2021, to speed up the United States’ recovery from the economic and health effects of the COVID-19 pandemic and the ongoing recession.

Bloomberg 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg US Aggregate Bond Index.

Bloomberg Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food, and medical care. It is calculated by taking price changes for each item in the predetermined basket of goods and averaging them.

Coronavirus Aid, Relief, and Economic Security Act (CARES Act), also known as the CARES Act, is a $2.2 trillion economic stimulus bill passed by the 116th U.S. Congress and signed into law by President Donald Trump on March 27, 2020, in response to the economic fallout of the COVID-19 pandemic in the United States.

Correlation is a statistical measurement of how two securities move in relation to each other.

Credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality. Credit spreads between U.S. Treasuries and other bond issuances are measured in basis points, with a 1% difference in yield equal to a spread of 100 basis points.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

GLOSSARY OF TERMS

Duration contribution equals the spread duration, or the measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates, of a security or market segment multiplied by the size of the allocation to it.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Environmental, Social and Governance (ESG) is an evaluation of a firm’s collective conscientiousness for social and environmental factors. The criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments. Environmental criteria consider how a company performs as a steward of nature. Social criteria examine how it manages relationships with employees, suppliers, customers, and the communities where it operates. Governance deals with a company’s leadership, executive pay, audits, internal controls, and shareholder rights.

FTSE All-World Index is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.

FTSE Emerging Index is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Free Cash Flow (FCF) Conversion represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. Unlike earnings or net income, free cash flow is a measure of profitability that excludes the non-cash expenses of the income statement and includes spending on equipment and assets as well as changes in working capital from the balance sheet.

Free Cash Flow (FCF) Yield is a financial ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price.

Global Financial Crisis refers to the financial crisis of 2007-2008, which was a severe worldwide economic crisis. Prior to the COVID-19 recession in 2020, it was considered by many economists to have been the most serious financial crisis since the Great Depression.

Government agency residential mortgage-backed security is an instrument whose principal and interest payments are guaranteed by a government agency such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

ICE BofAML 0-3 Month US Treasury Bill Index is a subset of the ICE BofAML US Treasury Bill Index and includes all securities with a remaining term to final maturity less than 3 months.

Inflation rate refers to the rate of increase in prices over a given period of time. Inflation is typically a broad measure, such as the overall increase in prices or the increase in the cost of living in a country.

Internal rate of return (IRR) is a metric used in financial analysis to estimate the profitability of potential investments. IRR is a discount rate that makes the net present value (NPV) of all cash flows equal to zero in a discounted cash flow analysis.

Mandatory convertible is a bond issued by a company which must be converted into shares to common stock on or before a specific date.

Meme stocks are stocks that see dramatic price increases, mostly fueled by people on social media (primarily Reddit, Twitter and Tik Tok). These stocks rarely have company fundamentals that back the rise in price and are often highly volatile.

Mortgage-backed security (MBS) is an investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them. Investors in MBS receive periodic payments similar to bond coupon payments.

GLOSSARY OF TERMS

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Net present value (NPV) is the difference between the present value of cash inflows and the present value of cash outflows over a period of time. NPV is used in capital budgeting and investment planning to analyze the profitability of a projected investment or project.

90% active share is an active share that was developed to quantify the degree of active management and measures the fraction of portfolio (based on position weights) that differs from the benchmark index.  A portfolio with an active share of more than 60% is considered actively managed. Therefore, a 90% active share portfolio significantly differs from its index.

Positive Convexity is a measure describing the sensitivity of a bond’s duration to changes in yield where a fall in yields leads to a greater increase in price than price declines due to an increase in yields providing downside protection for investors.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Quantitative Easing is an expansionary monetary policy implemented by a central bank aiming to increase the money supply and decrease interest rates by buying bonds in order to inject liquidity into the economy.

Relative performance measures how a stock is performing relative to a specific market or index.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Risk-adjusted return refers to a calculation of the profit or potential profit from an investment that takes into account the degree of risk that must be accepted in order to achieve it. The risk is usually measured in comparison to U.S. Treasuries.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Securitized credit refers to the transformation of illiquid, nonmarketed assets into liquid, marketable assets, or in other words, securities.

GLOSSARY OF TERMS

Sell-side research is investment research issued by an investment bank or brokerage firm that is circulated to the firm’s clients. The ultimate outcome of the research is to provide a report including a set of financial estimates, a price target, and a recommendation of a stock’s expected performance.

Standard deviation is a statistical measure of the extent to which returns of an asset vary from its average.

Sustainable Business Advantage Drivers (SBA Drivers) refers to characteristic determined to help drive material value for customers and meaningful differentiation versus peers, as well as strong ESG risk management.

Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield concessions is when an investor gives up some yield by buying a lower yielding bond that if one were to invest in a higher yielding bond.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Growth Equity Fund – Investor Shares (the “Fund”) increased 5.64% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, increased 12.93%.

Despite the emergence of yet another COVID-19 variant, continued disruption across supply chain and labor markets, and mounting inflation, the benchmark Russell 1000 Growth Index continued to climb higher, ending the calendar year in historic territory. Record flows into ETFs continued to drive concentration and momentum in the largest Index constituents. The top 10 stocks now account for nearly half of Index market capitalization, contributing 68% of the return over this period. The Growth Equity Fund posted a respectable return but trailed the benchmark, which is disappointing but not surprising given the narrow breadth of the market. The portfolio has exposure to several of the stocks in the top 10, but it is at a meaningful underweight. As such, relative performance was hampered more by what we did not own within the top 10 constituents versus what we did own.

Technology was the biggest detractor to relative performance, primarily due to the mega-cap drag and a cyclical rotation out of mid-cap stocks, especially high-growth software and internet names. Several of the aforementioned top 10 stocks reside in the technology sector, which now comprises 46% of the benchmark. Roughly 23% of the portfolio overlaps with the Russell Mid-Cap® Index. Supply chain and labor market issues weighed heavily on mid-caps, which began to sell off starting in October. In fact, the Russell Mid-Cap® Growth Index underperformed the Russell 1000 Growth Index by over 1,080 basis points during this period. There were no meaningful changes with respect to company fundamentals within the portfolio mid-cap holdings during this time period, yet several of them were caught in the rotation. Coupa Software, Veeva Systems and Pinterest Inc., which are new holdings within the last 12 months, were all down meaningfully. Coupa and Veeva gave conservative guidance in light of the cloudy macro conditions, and Pinterest engagement numbers were weak. In our view, none of these factors warranted the severe price reaction that the stocks experienced. We continue to find these names attractive investment opportunities and have been adding to them on weakness.

Health care provided the highest positive sector contribution to the Fund’s return. All but one of the portfolio holdings in health care delivered a positive contribution. The lone negative contributor was Veeva Systems, which trades more closely with its software peers than it does to the health care sector. Dexcom, Thermo Fisher Scientific and Zoetis were the most notable in terms positive contributors. The Dexcom management team continues to execute on its strategic priorities, such as increasing access and lowering the out-of-pocket costs for its industry-leading glucose monitors. COVID-19 has only increased the awareness and importance of properly managing diabetes with glucose monitoring. The insulin-dependent type 2 diabetes market remains an underpenetrated market for Dexcom and with its next-generation model slated to come to market in the near future, we believe that it is positioned well going forward.

The upward trend of the U.S. stock market, especially within the large-cap growth segment, has now reached historic levels. The last time the trailing 10-year compounded return for the Russell 1000 Growth Index was in the 20% range (currently 19.8%) as of December 31, was during the dot-com era of the late 1990s. From a historical perspective, this strategy tends to keep up, but underperformance is more common when the market is driven by a small group of momentum stocks and absolute returns are near historic levels, such as in the late 1990s. While the strategy did not have a 10-year track record at that point, the quarterly underperformance was worse than recent quarters. When the correction ultimately came, it was swift and vociferous, and we believe the portfolio performed well on a relative basis. A more recent example happened during the meaningful market drawdown in the early days of COVID-19, where the portfolio outperformed the Index. While it is impossible to predict when, we expect at some point, markets will revert to more normalized levels, which will likely involve a correction. While market cycles are never exactly the same, our process remains consistent, and we continue to find stocks of companies with best in breed business models that are trading at valuations that we believe offer investors more upside potential relative to downside risk. The strategy has proven to be resilient over the course of two and a half decades and several market cycles, but there are times like these that underperformance is inevitable.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 93.7%

Communication Services — 8.8%
58,575	Alphabet, Inc. — Class C*	169,492,034
707,083	Match Group, Inc.*	93,511,727
1,508,466	Pinterest, Inc.*	54,832,739
		317,836,500
Consumer Discretionary — 7.0%
33,471	Amazon.com, Inc.*	111,603,694
1,147,361	Chewy, Inc.*	67,659,878
187,955	Lululemon Athletica, Inc.*	73,574,985
		252,838,557
Consumer Staples — 7.9%
849,980	Brown-Forman Corp.	61,929,543
177,978	Costco Wholesale Corp.	101,038,110
336,323	Estee Lauder Companies, Inc.	124,506,775
		287,474,428
Health Care — 21.7%
217,886	DexCom, Inc.*	116,993,888
990,303	Edwards Lifesciences Corp.*	128,293,754
442,852	Intuitive Surgical, Inc.*	159,116,723
228,185	Thermo Fisher Scientific, Inc.	152,254,159
395,004	Veeva Systems, Inc.*	100,915,622
534,577	Zoetis, Inc.	130,452,825
		788,026,971
Industrials — 10.3%
269,059	Cintas Corp.	119,238,877
352,415	IDEX Corp.	83,282,713
375,266	L3Harris Technologies, Inc.	80,021,722
183,127	Roper Technologies, Inc.	90,072,846
		372,616,158
Information Technology — 34.7%
182,805	Adobe, Inc.*	103,661,403
409,703	Autodesk, Inc.*	115,204,387
326,286	Coupa Software, Inc.*	51,569,502
248,461	Intuit, Inc.	159,815,084
330,852	MasterCard, Inc.	118,881,741
521,381	Microsoft Corp.	175,350,858
621,152	NXP Semiconductors NV	141,486,003
534,577	PayPal Holdings, Inc.*	100,810,531
267,849	ServiceNow, Inc.*	173,863,464
84,000	Shopify, Inc.*	115,700,760
		1,256,343,733
Materials — 3.3%
342,438	Sherwin-Williams Co.	120,592,966
Total Common Stocks (Cost $1,587,074,558)		3,395,729,313

Real Estate Investment Trusts — 3.5%
324,737	SBA Communications Corp.	126,329,188
Total Real Estate Investment Trusts (Cost $29,911,853)		126,329,188

Short-Term Investments — 2.8%

Money Market Funds — 2.8%
101,335,814	First American Government
	Obligations Fund — Class Z, 0.02%#	101,335,814
Total Short-Term Investments (Cost $101,335,814)		101,335,814
Total Investments — 100.0% (Cost $1,718,322,225)		3,623,394,315
Other Assets in Excess of Liabilities — 0.0%		720,639
NET ASSETS — 100.0%		$3,624,114,954

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	34.7%
Health Care	21.7%
Industrials	10.3%
Communication Services	8.8%
Consumer Staples	7.9%
Consumer Discretionary	7.0%
Real Estate Investment Trusts	3.5%
Materials	3.3%
Money Market Funds	2.8%
Other Assets and Liabilities	0.0%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Flexible Equity Fund – Investor Shares (the “Fund”) increased 5.82% in value. During the same period, the S&P 500® Index (the “Index”), the Fund’s benchmark, increased 11.67%.

The Fund’s return for the three-month period ended December 31, 2021, lagged in comparison to the benchmark S&P 500 Index gain. This caused our six-month result to meaningfully lag the return produced by the S&P 500 Index. While no strategy wins all the time, the Fund’s strategy continues to maintain positive performance relative to the benchmark over time, as shown in the performance tables in the accompanying pages.

The U.S. economy is on an improving footing today after defying expectations and recovering strongly from one of the deepest downturns in modern history. The current economic data is strong and in sharp contrast to the data just 18 months ago. The unemployment rate in the U.S. dropped to 4.2% in November, closing in on maximum employment, and a far cry from the highs of 14.8% witnessed in April 2020. The economy was on track to grow at an annual rate of 6–7% during the fourth quarter of 2021. Similar growth is expected for the first quarter of 2022, which again is a dramatic reversal from the 31% decline in real GDP that occurred during the second quarter of 2020.

If one were to go only by the strong equity market returns of the last couple of years, +28.7% in 2021 and +18.4% in 2020, one might easily conclude that the economy and the society at large are, or will soon be, past the tremendous hardships and pandemic related uncertainty, and that the economic prospects from here on will only be bright. This scenario cannot be ruled out. However, we believe there are some existing and potential new risks that pose a challenge to this outlook. For instance, the virus continues to circulate in the form of new variants, straining the public health system and the global economy at large. We still don’t know the extent of exacerbation of the already existing labor and supply shortages due to the fast-spreading Omicron variant. In addition, serious inflation worries have cropped up, which the U.S. economy has not had to contend with for decades.

Earlier in 2021, many pundits and the Fed dismissed the prospects of inflation. When inflation started cropping up, it was characterized as “transient,” caused by supply chain disruptions that would autocorrect soon. By the end of the year, however, this sentiment shifted dramatically, with inflation feared as being more “persistent.” If the inflationary pressure was to escalate and last much longer, it could have widespread implications on purchasing power of the masses, corporate profitability, interest rates and, therefore, asset prices.

There are some lessons to be drawn here. We believe the most meaningful one is that it is difficult to make accurate economic forecasts and predictions on what gains the equity markets will post in a year or, for that matter, any shorter-term time horizon. Time and again, it has been proven that these are mostly futile exercises. Predicting the performance of the Fund relative to its benchmark is no different. The Fund performed well coming out of the lows of March 2020, and its returns exceeded those of the S&P 500 Index through the first half of 2021. What’s interesting is that our holdings did not change meaningfully from the first half of the year to the second, yet the relative performance swung.

In the short term, we believe that we have no control over our relative performance, as it is determined by the market prices of securities held when the Fund’s portfolio is measured. Over the longer term, though, we believe that our approach of looking for fundamentally sound businesses that are likely to compound in value over time and are available at compelling prices does produce attractive returns.

The biggest contributors to returns in the six-month period were Microsoft Corp., a leading technology services and software business; Apple Inc., a manufacturer of various personal digital, computing and communications devices; Lowe’s Companies, a home improvements retailer; UnitedHealth Group, a managed care company; and Edwards Lifesciences, a manufacturer and marketer of medical devices to treat late-stage cardiovascular disease. Microsoft’s business momentum remains strong, and we believe the company continues to execute well. Apple reported better-than-expected November data on the iPhone despite difficulties in the Asian supply chain. New product introductions, including an augmented reality platform to be released later next year or early 2023, generated investor excitement. Lowe’s posted strong sales and earnings growth, as well as profitability exceeding analysts’ estimates. Both the do-it-yourself (DIY) and Pros businesses performed well. UnitedHealth Group increased its earnings guidance for 2022, and the company continues to invest in innovation to improve the patient experience. Edwards Lifesciences’ annual investor meeting presentation was well-received by investors. The company offered financial guidance for metrics in 2022 that was within the range or better than expectations. We believe the future growth potential is strong for transcatheter aortic valve replacement therapy as the market continues to expand.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2021

The stocks that hurt the Fund’s performance the most were Pinterest, a pinboard-style photo sharing website; PayPal Holdings, a digital payments company; Alibaba, one of the largest Chinese e-commerce companies; Bed Bath & Beyond, a leading home goods retailer; and Visa, a global payments network. Pinterest declined as investors were concerned about the growth in its monthly active user base. We believe that the social media platform can grow and become more profitable with the increase in global digital advertising spend. PayPal Holdings declined with the return of in-person shopping, supply chain constraints and lack of a strong recovery in travel. The company revised its outlook to slightly lower revenue and earnings growth than previously expected—18% versus 20% and 19% versus 21%, respectively. Alibaba is facing a more challenging environment than in the past due to maturing e-commerce penetration, a slowing Chinese economy, sweeping regulatory changes and stiffer competition. Investors also fear the evolving regulatory landscape for Chinese companies listed in the U.S. Such worries notwithstanding, we think that Alibaba has defensible moats in both its e-commerce and fast-growing Cloud businesses. We have continued to hold on to our shares, as we believe the stock is trading at a price meaningfully below our assessment of its intrinsic value. Bed Bath & Beyond is in the midst of massive turnaround led by a new senior management team. Quarterly results have missed analysts’ estimates, and the company lowered guidance. Visa’s shares were impacted by the lack of return of cross-border travel—which is a meaningful profit and growth driver—as the pandemic and associated lockdowns have continued to protract. There are some additional secular worries related to the fast-evolving fintech landscape and newer forms of payments (e.g., buy now pay later, account-to-account, digital currencies) and the emergence of alternative rails (e.g., real-time payment networks). We continue to watch these developments carefully. So far, our assessment is that these lesser-developed, newer forms of payment do not pose an imminent economic threat to the network.

We don’t get fazed when a stock within our portfolio underperforms in the short term. Oftentimes, there are valid reasons for price adjustment, and we take the time to understand them. If we determine that investor fears are shorter term in nature and we have confidence in the long-term prospects of the business overall, we actively consider adding to our position as long as the price we are currently paying is more favorable than elsewhere in the portfolio.

There were no new investments added to the Fund’s portfolio since our June 30, 2021, annual report to shareholders. We eliminated two—Conagra Brands and General Dynamics—in favor of reinvesting the proceeds into more attractive opportunities already in our portfolio.

The Flexible Equity team searches for investment bargains among long-term, attractive businesses with shareholder-oriented managers—those with productive assets and productive managers. These businesses should have or develop competitive advantages that result in good business economics, managers who allocate capital well, capacity to adjust to changes in the world and the ability to grow business value over time. Bargains in these types of stocks can arise for various reasons but are often due to short-term investor perceptions, temporary business challenges that should improve, company or industry changes for the better, or as-yet-unrecognized potential for long-term growth and development. Despite the occasional investment that will go awry and stretches when the general stock market is unrewarding, we are optimistic about the long-term outlook for equities of good businesses purchased at reasonable prices and our ability to find them.

Sincerely,

Maneesh Bajaj, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 95.0%

Communication Services — 12.9%
5,792	Alphabet, Inc. — Class A*	16,779,656
11,348	Alphabet, Inc. — Class C*	32,836,459
69,114	Meta Platforms, Inc.*	23,246,494
194,469	Pinterest, Inc.*	7,068,948
60,599	T-Mobile US, Inc.*	7,028,272
59,711	Walt Disney Co.*	9,248,637
		96,208,466
Consumer Discretionary — 15.0%
61,642	Alibaba Group Holding, Ltd. ADR*	7,322,453
5,956	Amazon.com, Inc.*	19,859,329
347,055	Bed Bath & Beyond, Inc.*	5,060,062
7,860	Booking Holdings, Inc.*	18,857,948
64,859	Bright Horizons Family Solutions, Inc.*	8,164,451
150,568	CarMax, Inc.*	19,608,471
89,709	Lowe’s Companies, Inc.	23,187,982
130,334	TJX Companies, Inc.	9,894,957
		111,955,653
Consumer Staples — 1.6%
469,260	Nomad Foods, Ltd.*	11,914,511

Energy — 1.6%
470,221	Suncor Energy, Inc.	11,769,632

Financials — 17.4%
73,138	Ameriprise Financial, Inc.	22,062,809
474,874	Bank of America Corp.	21,127,144
86,860	Berkshire Hathaway, Inc.*	25,971,140
88,014	Blackstone, Inc.	11,388,131
113,473	CIT Group, Inc.	5,825,704
7,173	First Citizens BancShares, Inc.	5,952,442
122,422	JPMorgan Chase & Co.	19,385,524
249,805	KKR & Co., Inc.	18,610,473
		130,323,367
Health Care — 11.2%
49,187	Agilent Technologies, Inc.	7,852,705
35,679	Anthem, Inc.	16,538,644
201,808	Edwards Lifesciences Corp.*	26,144,226
91,066	Merck & Co., Inc.	6,979,298
52,974	UnitedHealth Group, Inc.	26,600,364
		84,115,237
Industrials — 6.5%
60,331	Canadian National Railway Co.	7,412,267
258,385	Carrier Global Corp.	14,014,803
92,642	Otis Worldwide Corp.	8,066,339
128,791	Stericycle, Inc.*	7,681,095
34,908	United Rentals, Inc.*	11,599,579
		48,774,083
Information Technology — 28.8%
32,009	Accenture PLC	13,269,331
60,767	Analog Devices, Inc.	10,681,016
180,256	Apple, Inc.	32,008,058
21,853	Intuit, Inc.	14,056,287
87,883	MasterCard, Inc.	31,578,119
154,197	Microsoft Corp.	51,859,535
67,303	PayPal Holdings, Inc.*	12,692,000
139,142	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	16,740,174
148,381	Visa, Inc.	32,155,646
		215,040,166
Total Common Stocks (Cost $264,068,638)		710,101,115

Real Estate Investment Trusts — 2.5%
35,193	Crown Castle International Corp.	7,346,187
30,249	SBA Communications Corp.	11,767,466
Total Real Estate Investment Trusts (Cost $7,142,841)		19,113,653

Short-Term Investments — 2.1%

Money Market Funds — 2.1%
15,742,193	First American Government
	Obligations Fund — Class Z, 0.02%#	15,742,193
Total Short-Term Investments (Cost $15,742,193)		15,742,193
Total Investments — 99.6% (Cost $286,953,672)		744,956,961
Other Assets in Excess of Liabilities — 0.4%		2,623,893
NET ASSETS — 100.0%		$747,580,854

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	28.8%
Financials	17.4%
Consumer Discretionary	15.0%
Communication Services	12.9%
Health Care	11.2%
Industrials	6.5%
Real Estate Investment Trusts	2.5%
Money Market Funds	2.1%
Consumer Staples	1.6%
Energy	1.6%
Other Assets and Liabilities	0.4%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Equity Income Fund – Investor Shares (the “Fund”) increased 11.64% in value. During the same period, the S&P 500® Index (the “Index”), the Fund’s benchmark, increased 11.67%.

U.S. stocks performed well over the past six months, and all the Index’s sectors rose during the period. Notably, stock prices rose consistently despite investor concerns about rising inflation and interest rates, as well as the emergence of a highly contagious variant of the COVID-19 virus during the period.

In terms of sector performance, information technology and financial stocks performed the best on a relative basis for the Fund during the period. Among IT sector holdings, Microsoft and Accenture benefited from strong customer demand for their enterprise cloud computing products and services, which drove impressive revenue growth at both companies. Additionally, technology maker Apple gained because of healthy consumer demand for its newest iPhone model. In financials, alternative asset manager Blackstone was a standout performer for the Fund during the period. The company successfully broadened its product portfolio over the past several years, and that strategy has contributed to an accelerated earnings growth rate and higher multiple for the stock.

In contrast, the health care and consumer staples sectors detracted the most from the Fund’s relative performance during the period. Medical device supplier Medtronic struggled to grow its sales as hospitals worldwide contended with COVID-19 cases and staffing challenges. Also, the company experienced some setbacks related to its new product pipeline during the period. In consumer staples, many of the Fund’s holdings were negatively impacted by widely reported global supply chain constraints and rising input costs. Cleaning supplies provider Clorox was eliminated from the Fund after the company forecasted disappointing near-term earnings because of the severity of its individual supply chain challenges.

Other deletions to the Fund during the period were railroad company Canadian National Railway and toys and games maker Hasbro. Canadian National was eliminated after announcing that its CEO will step down amid pressure from an activist investor, while Hasbro was eliminated because of a weakening outlook for long-term earnings and dividend growth at the company. CVS Health was the sole addition to the Fund during the period. We believe that the pharmacy and health services company offers an attractive investment combination of financial strength, accelerating earnings and dividend growth, and reasonable valuation.

Many of the Fund’s holdings meaningfully increased their dividend payouts during the period, demonstrating the ability of high-quality businesses to adjust and adapt to changing macroeconomic conditions. Looking ahead, there is potential for further dividend increases based on favorable long-term earnings and cash flow growth outlooks. As always, the Fund’s ultimate goal is to construct the best possible portfolio of investments offering above-average dividend yields with attractive future growth potential at reasonable valuations.

Sincerely,

Brian Graney, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax- exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 92.0%

Communication Services — 2.0%
36,407	Comcast Corp.	1,832,364

Consumer Discretionary — 12.9%
18,720	Best Buy Co., Inc.	1,901,952
6,947	Home Depot, Inc.	2,883,075
7,658	Lowe’s Companies, Inc.	1,979,440
9,318	McDonald’s Corp.	2,497,876
12,596	Target Corp.	2,915,218
		12,177,561
Consumer Staples — 5.5%
16,683	Procter & Gamble Co.	2,729,005
42,043	Reynolds Consumer Products, Inc.	1,320,150
21,565	Unilever PLC ADR	1,159,982
		5,209,137
Energy — 1.6%
95,970	Kinder Morgan, Inc.	1,522,084

Financials — 17.3%
11,104	Ameriprise Financial, Inc.	3,349,633
52,909	Bank of America Corp.	2,353,921
24,578	Blackstone, Inc.	3,180,147
10,866	Chubb Ltd.	2,100,507
4,380	Erie Indemnity Co.	843,851
17,409	JPMorgan Chase & Co.	2,756,715
8,955	T. Rowe Price Group, Inc.	1,760,911
		16,345,685
Health Care — 16.6%
18,050	AbbVie, Inc.	2,443,970
20,226	CVS Health Corp.	2,086,514
14,856	Gilead Sciences, Inc.	1,078,694
10,364	Johnson & Johnson	1,772,970
15,372	Medtronic PLC	1,590,233
36,491	Merck & Co., Inc.	2,796,670
20,798	Novartis AG ADR	1,819,201
4,171	UnitedHealth Group, Inc.	2,094,426
		15,682,678
Industrials — 5.7%
6,989	Cummins, Inc.	1,524,581
4,101	L3Harris Technologies, Inc.	874,497
6,863	Otis Worldwide Corp.	597,561
11,313	United Parcel Service, Inc.	2,424,829
		5,421,468
Information Technology — 24.3%
5,691	Accenture PLC	2,359,204
6,026	Analog Devices, Inc.	1,059,190
33,924	Apple, Inc.	6,023,885
13,614	Automatic Data Processing, Inc.	3,356,940
55,531	Cisco Systems, Inc.	3,519,000
19,738	Microsoft Corp.	6,638,284
		22,956,503
Materials — 4.2%
22,974	Dow, Inc.	1,303,085
7,644	Linde PLC	2,648,111
		3,951,196
Utilities — 1.9%
22,877	Dominion Energy, Inc.	1,797,217
Total Common Stocks (Cost $39,408,273)		86,895,893

Preferred Stocks — 1.5%

Financials — 0.8%
7,714	KKR & Co., Inc. — Series C, 6.00%	718,559

Health Care — 0.7%
13,168	Becton, Dickinson & Co. Depositary Shares^	694,612
Total Preferred Stocks (Cost $1,068,723)		1,413,171

Real Estate Investment Trusts — 4.0%
7,686	American Tower Corp.	2,248,155
18,817	W.P. Carey, Inc.	1,543,935
Total Real Estate Investment Trusts (Cost $1,865,749)		3,792,090

Short-Term Investments — 2.4%

Money Market Funds — 2.4%
2,282,359	First American Government
	Obligations Fund — Class Z, 0.02%#	2,282,359
Total Short-Term Investments (Cost $2,282,359)		2,282,359
Total Investments — 99.9% (Cost $44,625,104)		94,383,513
Other Assets in Excess of Liabilities — 0.1%		126,877
NET ASSETS — 100.0%		$94,510,390

ADR — American Depositary Receipt
^
Each depositary share represents 1/20th interest in a share of Becton, Dickinson and Co. 6.00% Mandatory Convertible Preferred Stock, Series B. Each outstanding depositary share will automatically convert on June 1, 2023 into a number of shares of common stock. Refer to the company’s filings at sec.gov for additional information.

#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	24.3%
Financials	18.1%
Health Care	17.3%
Consumer Discretionary	12.9%
Industrials	5.7%
Consumer Staples	5.5%
Materials	4.2%
Real Estate Investment Trusts	4.0%
Money Market Funds	2.4%
Communication Services	2.0%
Utilities	1.9%
Energy	1.6%
Other Assets and Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Sustainable Growth Fund – Institutional Shares (the “Fund”) increased 14.45% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, increased 12.93%.

The third and fourth quarters evoked market sentiments that could describe the entire year: a hopeful start, fueled by fast-growing companies with products and services that have helped make these past two pandemic years safer and more productive for their customers. Then, the realities of supply chain constraints, “the great resignation” labor shortages and fears around inflation set in as a new COVID-19 variant was introduced. Despite this environment, we continue to find opportunities to upgrade the portfolio in times of uncertainty and volatility.

From a sector perspective, the Fund benefited from strong results in health care names, where we have been overweight compared to the benchmark for years. In contrast, the benchmark experienced strong results in consumer discretionary, where the Fund underperformed.

Notable in this period is the underperformance of Chegg, an education technology company. The stock fell dramatically after reporting disappointing earnings in the third quarter, violating our thesis and leading to an exit of the name. We got two critical factors wrong in this thesis: the persistence and strength of the secular growth opportunity in the study and skills-based market, and the company’s ability to penetrate that market.

Marvell Technology, a semiconductor company, was the top contributor to performance. Over the last five years, management has built Marvell into a one-stop shop for data infrastructure via acquisition and internal development.

We added Enphase Energy in the third quarter. In 2008, Enphase introduced microinverter technology for photovoltaic systems. Relative to string inverters, microinverters increase the output, reliability and safety of residential solar systems. We believe that Enphase has an attractive, asset-light business model that generates strong cash flow while playing a mission-critical role in decarbonizing the economy. Pursuant to our sell discipline, we exited Accenture to upgrade the portfolio by making room for Enphase.

Reflecting on what was another challenging year in 2021, we are grateful for the trust our clients place in us to find the best investments in our universe at the intersection of strong fundamentals, sustainable business advantages and attractive valuations.

Sincerely,

David Powell, CFA and Karina Funk, CFA
Portfolio Managers

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 94.2%

Communication Services — 4.4%
112,121	Alphabet, Inc. — Class A*	324,819,022

Consumer Discretionary — 12.5%
77,174	Amazon.com, Inc.*	257,324,355
645,060	Etsy, Inc.*	141,229,436
438,292	Home Depot, Inc.	181,895,563
1,128,492	NIKE, Inc.	188,085,762
1,345,453	Starbucks Corp.	157,377,638
		925,912,754
Financials — 2.7%
321,802	MSCI, Inc.	197,164,867

Health Care — 24.2%
209,681	Bio-Rad Laboratories, Inc.*	158,428,673
950,845	Danaher Corp.	312,837,514
1,466,311	Edwards Lifesciences Corp.*	189,960,590
403,345	IDEXX Laboratories, Inc.*	265,586,549
420,818	Thermo Fisher Scientific, Inc.	280,786,602
645,060	UnitedHealth Group, Inc.	323,910,428
541,380	West Pharmaceutical Services, Inc.	253,912,634
		1,785,422,990
Industrials — 7.5%
497,992	Enphase Energy, Inc.*	91,102,656
2,569,958	Fortive Corp.	196,062,096
1,167,807	Verisk Analytics, Inc.	267,112,495
		554,277,247
Information Technology — 40.8%
388,784	Adobe, Inc.*	220,463,855
991,616	Analog Devices, Inc.	174,296,344
690,200	Autodesk, Inc.*	194,077,338
816,882	Block, Inc.*	131,934,612
1,252,262	Cadence Design Systems, Inc.*	233,359,024
3,075,321	Dynatrace, Inc.*	185,595,622
497,992	Intuit, Inc.	320,318,414
2,689,450	Marvell Technology, Inc.	235,299,981
1,062,966	Microsoft Corp.	357,496,725
407,713	Monolithic Power Systems, Inc.	201,137,054
920,267	NVIDIA Corp.	270,659,728
324,714	ServiceNow, Inc.*	210,775,105
1,278,472	Visa, Inc.	277,057,667
		3,012,471,469
Materials — 2.1%
678,551	Ecolab, Inc.	159,181,279
Total Common Stocks (Cost $4,015,188,193)		6,959,249,628

Real Estate Investment Trusts — 4.0%
1,026,563	American Tower Corp.	300,269,677
Total Real Estate Investment Trusts (Cost $220,534,811)		300,269,677

Short-Term Investments — 1.5%

Money Market Funds — 1.5%
109,802,016	First American Government
	Obligations Fund — Class Z, 0.02%#	109,802,016
Total Short-Term Investments (Cost $109,802,016)		109,802,016
Total Investments — 99.7% (Cost $4,345,525,020)		7,369,321,321
Other Assets in Excess of Liabilities — 0.3%		20,082,011
NET ASSETS — 100.0%		$7,389,403,332

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	40.8%
Health Care	24.2%
Consumer Discretionary	12.5%
Industrials	7.5%
Communication Services	4.4%
Real Estate Investment Trusts	4.0%
Financials	2.7%
Materials	2.1%
Money Market Funds	1.5%
Other Assets and Liabilities	0.3%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Mid-Cap Growth Fund – Investor Shares (the “Fund”) decreased 1.85% in value. During the same period, the Russell Midcap® Growth Index (the “Index”), the Fund’s benchmark, increased 2.07%.

The Fund seeks to produce attractive, risk-adjusted returns over a full market cycle by owning companies that we believe are well-positioned to grow their enterprise value meaningfully (or compound) over time. We define a firm’s potential to compound with a set of traits we call the three Gs—durable growth, sound governance and scalable go-to-market strategies. This philosophy typically leads us to own higher-quality, less-cyclical businesses. Finally, we strive to mitigate risk through deep due diligence, a valuation sensitivity, and by employing a structured sell discipline.

During the second half of 2021, the economy continued to recover, inflation ticked up and the U.S. 10-year Treasury yield climbed modestly. With that backdrop, cyclicals, rate-sensitive businesses and high-growth tech drove U.S. equity returns. Large-caps outperformed small-caps meaningfully. In fact, the Russell 1000® Growth Index beat its value counterpart by approximately 6% during the period, and it beat the Russell 2000® Growth Index by more than 18% as mega-cap tech stocks continued to march higher. In a twist, however, value outpaced growth in the mid- and small-cap ranges, driven more by cyclicals and rate-sensitive businesses. The strategy performed largely as expected given our overweight to small caps (approximately one-third of the Midcap Growth portfolio overlaps with our Small-Cap Growth portfolio) and our traditional growth approach. In aggregate, our holdings felt stuck in the middle, while more attractive gains were generally found more often in the extremes.

From an individual stock perspective, one of our largest positions, Marvell, benefited from strong demand for semiconductors, key design wins and exposure to secular growth areas, like 5G and data center. In health care, aortic heart valve maker Edwards Lifesciences’ stock price rose as demand for its heart valving systems proved nondeferrable, even with stress on hospitals from new COVID-19 waves. Our two largest detractors in the period faced difficult comparisons from 2020’s COVID-19 environment, resulting in declining user engagement in the short term and lower stock prices. Pinterest’s monthly active user growth stagnated following a pandemic boost, but its fundamental results have been mostly better than we originally forecasted. Mobile game operator Zynga’s cohort of newly acquired users during COVID-19 churned above historical trends, causing a near-term hiccup in growth. Subsequent to the end of this semiannual period, Take-Two Interactive offered to acquire Zynga at a more than 50% premium to its stock price as of December 31, 2021.

The Fund added 12 new investments during the period, including seven in technology, four in health care and one in the industrials vertical. The Fund exited 13 investments during the period to fund those opportunities.

As always, we remain committed to seeking attractive, risk-adjusted returns over a full market cycle by owning a diversified portfolio of companies, each of which we believe could one day grow much larger. We thank you for your support and interest and look forward to updating you in more detail in our next letter.

Sincerely,

George Sakellaris, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 94.3%

Communication Services — 8.7%
22,022	Liberty Broadband Corp.*	3,543,340
39,031	Match Group, Inc.*	5,161,849
100,494	Pinterest, Inc.*	3,652,957
17,420	SentinelOne, Inc.*	879,536
370,258	Zynga, Inc.*	2,369,651
		15,607,333
Consumer Discretionary — 13.0%
75,021	ACV Auctions, Inc.*	1,413,396
29,457	Bright Horizons Family Solutions, Inc.*	3,708,047
2,136	Chipotle Mexican Grill, Inc.*	3,734,262
11,175	Etsy, Inc.*	2,446,655
10,213	Lululemon Athletica, Inc.*	3,997,878
37,552	National Vision Holdings, Inc.*	1,802,120
29,992	Shift4 Payments, Inc.*	1,737,437
10,682	Ulta Beauty, Inc.*	4,404,616
		23,244,411
Consumer Staples — 2.2%
14,544	Brown-Forman Corp.	1,059,676
14,955	Casey’s General Stores, Inc.	2,951,369
		4,011,045
Financials — 2.1%
50,863	KKR & Co., Inc.	3,789,294

Health Care — 21.6%
5,574	Alnylam Pharmaceuticals, Inc.*	945,239
2,020	argenx SE ADR*	707,384
12,736	Ascendis Pharma A/S ADR*	1,713,374
10,423	Biohaven Pharmaceutical Holding Co., Ltd.*	1,436,394
4,766	Bio-Rad Laboratories, Inc.*	3,601,048
9,614	Blueprint Medicines Corp.*	1,029,755
35,251	Catalent, Inc.*	4,513,185
9,539	Charles River Laboratories International, Inc.*	3,594,104
46,015	Edwards Lifesciences Corp.*	5,961,244
21,939	HealthEquity, Inc.*	970,581
19,474	Inari Medical, Inc.*	1,777,392
15,612	Natera, Inc.*	1,458,005
38,949	NeoGenomics, Inc.*	1,328,940
37,059	Oak Street Health, Inc.*	1,228,135
13,640	Teleflex, Inc.	4,480,467
15,284	Veeva Systems, Inc.*	3,904,756
		38,650,003
Industrials — 18.2%
8,217	Cintas Corp.	3,641,528
50,042	CoStar Group, Inc.*	3,954,819
14,133	Equifax, Inc.	4,138,001
101,809	IAA, Inc.*	5,153,572
12,901	IDEX Corp.	3,048,764
12,326	SiteOne Landscape Supply, Inc.*	2,986,343
17,749	Verisk Analytics, Inc.	4,059,729
40,838	Waste Connections, Inc.	5,564,994
		32,547,750
Information Technology — 25.6%
14,626	Autodesk, Inc.*	4,112,684
90,162	AvidXchange Holdings, Inc.*	1,357,840
14,631	Coupa Software, Inc.*	2,312,430
67,955	Dynatrace, Inc.*	4,101,084
11,841	Elastic NV*	1,457,509
4,848	Fair Isaac Corp.*	2,102,432
81,513	Genpact, Ltd.	4,326,710
22,432	GoDaddy, Inc.*	1,903,580
7,724	Jack Henry & Associates, Inc.	1,289,831
8,546	KLA Corp.	3,675,720
53,000	Marvell Technology, Inc.	4,636,970
28,184	nCino, Inc.*	1,546,174
15,201	NXP Semiconductors NV	3,462,484
17,763	Okta, Inc.*	3,981,932
40,517	Qualtrics International, Inc.*	1,434,302
14,626	WEX, Inc.*	2,053,344
16,598	Workiva, Inc.*	2,165,873
		45,920,899
Materials — 2.9%
53,164	Ball Corp.	5,118,098
Total Common Stocks (Cost $123,306,435)		168,888,833

Real Estate Investment Trusts — 2.6%
11,915	SBA Communications Corp.	4,635,173
Total Real Estate Investment Trusts (Cost $2,751,741)		4,635,173

Short-Term Investments — 2.5%

Money Market Funds — 2.5%
4,576,578	First American Government
	Obligations Fund — Class Z, 0.02%#	4,576,578
Total Short-Term Investments (Cost $4,576,578)		4,576,578
Total Investments — 99.4% (Cost $130,634,754)		178,100,584
Other Assets in Excess of Liabilities — 0.6%		1,023,316
NET ASSETS — 100.0%		$179,123,900

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	25.6%
Health Care	21.6%
Industrials	18.2%
Consumer Discretionary	13.0%
Communication Services	8.7%
Materials	2.9%
Real Estate Investment Trusts	2.6%
Money Market Funds	2.5%
Consumer Staples	2.2%
Financials	2.1%
Other Assets and Liabilities	0.6%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Small-Cap Growth Fund – Institutional Shares (the “Fund”) decreased 1.12% in value. During the same period, the Russell 2000® Growth Index (the “Index”), the Fund’s benchmark, decreased 5.64%.

The favorable relative results were driven by balanced, bottom-up stock selection and our efforts to allocate incremental capital away from certain pockets of market excess. Overall, our team is striving to remain focused and disciplined as market volatility continues to escalate. Historically, we have utilized times of stress effectively to enhance the risk/return profile of the strategy, and we hope to do so again.

As a reminder, our philosophy is to harness the power of compounding. We seek out businesses that we believe possess the ability to scale into much larger organizations over time. Our 3G (durable growth, sound governance and scalable go-to-market strategies) investment filter enables our team to keep its gaze on these unique, long-term opportunities. This practice certainly causes us to generally separate the wheat from the chaff, embedding what we believe are higher-quality assets in the portfolio when compared to the typical small-cap benchmark. When we couple this dynamic with valuation discipline and prudent diversification, we have historically driven solid relative downside capture. The portfolio’s upside stems from solid security selection that leverages our team’s deep domain expertise and rigorous due diligence process. This combination of offense through stock picking and defense through portfolio construction has been the mantra for nearly 16 years under present portfolio management.

As we look back at the past six months (and year) of executing against our overall investment process, we are amazed by the multitude of macroeconomic cross-currents that blow across the investment landscape. We have witnessed vast changes in market leadership (e.g., low quality to high quality, growth to value and small to large) that have wreaked havoc on both absolute and relative returns no matter the type of strategy managed. These equity market gyrations have stemmed from a combination of economic recovery from COVID-19, fiscal and monetary stimulus, the rise of the Delta and Omicron variants, and a sizable jump in inflation, which forced the Federal Reserve to remove the word “transitory” from its lexicon. The appropriate response to this development is being both contemplated and vocalized. If the Fed acts as it has suggested, we stand on the cusp of attempting the most significant policy shift of the last decade (i.e., quantitative tightening and rate increases) and one with which many investment professionals have no prior experience. Unfortunately, as we look ahead to 2022, we will probably confront a volatile, uncertain, complex and ambiguous world. It is in times like these where we believe remaining focused on the long term is more important and valuable than ever.

We conduct quarterly, six-month and annual review processes for the Fund because we know the long term is made up of a series of short terms. While the period reviewed on these pages is too brief to really draw any firm conclusions regarding the efficacy of our process, we hope that providing some color allows you to better understand our approach and tendencies so that you may be better equipped to evaluate our multiyear results as they unfold. As investment practitioners, we certainly hope to learn ourselves.

During the trailing six months, an examination of our attribution demonstrates that stock selection was far and away the largest driver of our relative results. As the sector level, we witnessed attractive performance in information technology and health care, with several other areas also aiding returns. Communication services was the only sector detracting from results in a meaningful manner. However, the driver was a meaningful decline in a single holding. Over time, we expect to see security selection drive our relative returns and hope to achieve a balanced contribution across sectors.

In any given period, while we certainly give the “top-down” catalysts for our returns their due, we typically spend the majority of our efforts examining individual security contributions to measure whether their progress is tracking against our underlying investment thesis. During the period, our top three contributors came from three different sectors. EastGroup Properties, our loan traditional REIT holding, continues to benefit from both robust demand for its infill industrial properties and favorable capital markets conditions, allowing the company to accelerate its development and acquisition activity. The stock gained nearly 40% as future cash flow estimates rose. In technology, Workiva, our largest software holding, is a software-as-a-service company focused on enterprise reporting. The business is benefiting from accelerating growth. Its incremental investments and go-to-market motion are backing a robust product platform with in-demand functionality, such as global statutory and ESG reporting. Although we trimmed our position size materially as the valuation expanded to manage risk, we continue to see a bright future and a long runway for expansion. Finally, in health care, Biohaven Pharmaceutical, a commercial-stage biotechnology company, rose nearly

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2021

42% in the period due to the strong launch of Nurtec, its promising drug for migraine treatment and prevention. A recently announced partnership with Pfizer provided access to capital to drive growth in the U.S. market and a distribution partner for the rest of the world with unparalleled scale and reach.

On the negative side of the ledger for the trailing six months, Zynga Inc., HealthEquity Inc. and Chegg Inc. registered as our largest detractors. Zynga, a leading mobile games company, was forced to modestly lower its full-year bookings target due to Apple’s IDFA policy, syncing up directly with a reopening surge in mobility from COVID-19 lockdowns. Fortunately, we determined that this was not a violation of our investment thesis and continued to hold the stock. Early in 2022 it was announced that Take-Two, another interactive entertainment company, offered to acquire the business to bolster its mobile presence. HealthEquity, a leading provider of HSA and other benefits, faltered as its smaller commuter and FSA business lines were impacted by a resurgence in COVID-19 infections. Lastly, we have Chegg, the dominant provider of online study aids. This was the sole holding of the bottom contributors, where we determined almost immediately that our investment thesis was violated. While overall, this was a strong investment for the strategy, it ended poorly when the company reported its third-quarter 2021 earnings results and gave fourth-quarter 2021 guidance. We were honestly perplexed by the management team’s projections and found the numbers difficult to believe. Thus, we sold 80–90% of our position prior to the opening of the equity market the next day and were completely out of the stock by roughly 9:32 a.m. Luckily, these swift actions likely helped avoid some meaningful negative returns with regards to the position as the stock proceeded to move materially lower after our exit.

In sum, we were not perfect in the prior six months, but our stock selection was, on balance, solid, and our investment process and discipline resulted in attractive relative results. As we look ahead, our outlook is for more volatility in the months ahead. Although it may be unsettling in the short term, we hope our portfolio construction helps to buffer the jolts and our stock selection proves efficacious. Over the long term, we actually prefer bouts of excess volatility (on occasion) because they tend to produce the types of opportunities in attractive small-cap companies that we believe can greatly enhance our portfolio’s risk/reward dynamics.

The cross-currents that remain at play likely mean we will be living in this volatile, uncertain, complex and ambiguous environment for a bit. We will strive to execute our game plan well no matter what hand is dealt and look forward to updating you on our efforts and progress in six months’ time.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 91.7%

Communication Services — 4.8%
2,711,551	Angi, Inc.*	24,973,385
468,054	Cogent Communications Holdings, Inc.	34,252,192
7,832,586	Zynga, Inc.*	50,128,550
		109,354,127
Consumer Discretionary — 13.3%
379,442	Bright Horizons Family Solutions, Inc.*	47,764,159
218,685	Choice Hotels International, Inc.	34,112,673
153,753	Churchill Downs, Inc.	37,039,098
1,023,506	Clarus Corp.	28,371,586
339,000	First Watch Restaurant Group, Inc.*	5,681,640
1,596,259	Leslie’s, Inc.*	37,767,488
889,251	MakeMyTrip, Ltd.*	24,641,145
494,589	National Vision Holdings, Inc.*	23,735,326
744,825	Terminix Global Holdings, Inc.*	33,688,435
123,346	TopBuild Corp.*	34,032,395
		306,833,945
Consumer Staples — 3.2%
228,721	Casey’s General Stores, Inc.	45,138,089
703,760	Simply Good Foods Co.*	29,255,303
		74,393,392
Energy — 0.9%
531,423	Cactus, Inc.	20,263,159

Financials — 2.3%
742,982	Prosperity Bancshares, Inc.	53,717,599

Health Care — 22.6%
737,925	Abcam PLC ADR*	17,378,134
1,065,534	agilon health, Inc.*	28,769,418
789,070	Alignment Healthcare, Inc.*	11,094,324
125,198	Ascendis Pharma A/S ADR*	16,842,887
243,846	Biohaven Pharmaceutical Holding Co., Ltd.*	33,604,417
256,557	Blueprint Medicines Corp.*	27,479,820
349,390	Bruker Corp.	29,317,315
362,815	Catalent, Inc.*	46,451,204
181,607	Charles River Laboratories International, Inc.*	68,425,885
352,929	Encompass Health Corp.	23,032,147
526,645	Establishment Labs Holdings, Inc.*	35,595,936
82,865	Fate Therapeutics, Inc.*	4,848,431
484,590	HealthEquity, Inc.*	21,438,262
160,516	Inari Medical, Inc.*	14,650,295
83,682	Natera, Inc.*	7,815,062
1,096,327	NeoGenomics, Inc.*	37,406,677
283,780	Neurocrine Biosciences, Inc.*	24,169,543
160,925	Nevro Corp.*	13,046,190
258,247	Oak Street Health, Inc.*	8,558,306
322,790	OrthoPediatrics Corp.*	19,322,209
158,928	Progyny, Inc.*	8,002,025
953,372	SI-BONE, Inc.*	21,174,392
		518,422,879
Industrials — 14.9%
930,234	AZEK Co., Inc.*	43,014,020
278,947	FTI Consulting, Inc.*	42,796,049
1,138,990	IAA, Inc.*	57,655,674
21,286	IDEX Corp.	5,030,307
137,730	John Bean Technologies Corp.	21,149,819
373,446	Knight-Swift Transportation Holdings, Inc.	22,757,799
145,944	MSA Safety, Inc.	22,031,706
134,993	SiteOne Landscape Supply, Inc.*	32,706,104
67,168	Valmont Industries, Inc.	16,825,584
271,932	Waste Connections, Inc.	37,056,174
163,376	Woodward, Inc.	17,883,137
629,352	Zurn Water Solutions Corp.	22,908,413
		341,814,786
Information Technology — 26.4%
629,993	Accolade, Inc.*	16,606,615
267,489	BlackLine, Inc.*	27,695,811
211,771	CMC Materials, Inc.	40,594,383
484,805	Couchbase, Inc.*	12,100,733
384,370	Dynatrace, Inc.*	23,196,729
284,836	Entegris, Inc.	39,472,573
293,997	Envestnet, Inc.*	23,325,722
1,863,221	EVO Payments, Inc.*	47,698,458
1,615,352	Genpact, Ltd.	85,742,884
2,814,192	Infinera Corp.*	26,988,101
259,105	Lattice Semiconductor Corp.*	19,966,631
103,773	Littelfuse, Inc.	32,655,288
351,203	ManTech International Corp.	25,613,235
280,108	Mimecast, Ltd.*	22,288,194
393,642	Phreesia, Inc.*	16,399,126
589,069	PROS Holdings, Inc.*	20,316,990
817,481	Sumo Logic, Inc.*	11,085,042
120,195	WEX, Inc.*	16,874,176
499,306	Workiva, Inc.*	65,154,440
1,704,415	Zuora, Inc.*	31,838,472
		605,613,603
Materials — 3.3%
489,736	HB Fuller Co.	39,668,616
156,067	Quaker Houghton	36,017,142
		75,685,758
Total Common Stocks (Cost $1,441,201,669)		2,106,099,248

Private Placements — 0.1%
19,200	StepStone VC Global Partners IV-B, L.P.*^†	1,995,964
91,769	StepStone VC Global Partners V-B, L.P.*~†	155,456
Total Private Placements (Cost $—)		2,151,420

Real Estate Investment Trusts — 3.1%
2,087,625	DigitalBridge Group, Inc.*	17,389,916
241,635	EastGroup Properties, Inc.	55,056,535
Total Real Estate Investment Trusts (Cost $40,653,512)		72,446,451

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 5.0%

Money Market Funds — 5.0%
114,514,598	First American Government
	Obligations Fund — Class Z, 0.02%#	114,514,598
Total Short-Term Investments (Cost $114,514,598)		114,514,598
Total Investments — 99.9% (Cost $1,596,369,779)		2,295,211,717
Other Assets in Excess of Liabilities — 0.1%		2,646,528
NET ASSETS — 100.0%		$2,297,858,245

*	Non-Income Producing
ADR — American Depositary Receipt
^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to April 2018 as part of a $2,000,000 capital commitment. As of the date of this report, $1,920,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to August 2018 as part of a $100,000 capital commitment. As of the date of this report, $91,000 of the capital commitment has been fulfilled by the Fund.

†
These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees. Further, they may not be sold by the Fund. Total unfunded capital commitments related to these holdings are immaterial and total $89,000, or 0.0% of the Fund’s net assets as of the date of this report.

#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	26.4%
Health Care	22.6%
Industrials	14.9%
Consumer Discretionary	13.3%
Money Market Funds	5.0%
Communication Services	4.8%
Materials	3.3%
Consumer Staples	3.2%
Real Estate Investment Trusts	3.1%
Financials	2.3%
Energy	0.9%
Private Placements	0.1%
Other Assets and Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Small-Cap Fundamental Value Fund – Investor Shares (the “Fund”) increased 6.17% in value. During the same period, the Russell 2000® Value Index (the “Index”), the Fund’s benchmark, increased 1.24%.

While the strategy trailed during the first half of the year, the rebound in relative performance mirrored the rebound in quality in the second half of the year. The impact of this reversion was spread over the fourth quarter and demonstrated reduced downside risk during the period of volatility in late November. We were pleased with the six-month period’s operating results, especially in light of the challenging inflationary environment. As we entered 2021, we expected that small-cap markets would continue to be strong and that leadership would transition to higher-quality companies within the Index. This was especially the case after the rally in the fourth quarter of 2020 in companies with low Return on Equity, high leverage and low stock prices. Indeed, highly shorted stocks that encompassed the bulk of the “meme”, where some names popular on social media and message boards saw momentum, vastly outperformed the rest of the market and had a sizable absolute impact on small-cap index returns.

Murphy USA Inc. was the top contributor during the period. Murphy USA engages in the motor fuel products and convenience merchandise through retail stores. It reported strong results on better-than-expected in-store sales and elevated fuel margins.

ChampionX Corporation (CHX) is an industry leader in specialty chemical solutions and technologies that help companies drill for and produce oil and gas efficiently around the world. It was the largest detractor during the period, as energy was one of the worst-performing sectors. We continue to like the consistent free cash flow generation and targeted capital allocation of this business. From a fundamental perspective, we continue to be impressed with CHX’s management team and execution. The business is showing improving trends as we head into 2022, we believe the core production chemicals segment should begin to see margin progression as recent pricing initiatives roll through.

The Fund had the opportunity to add eight new investments during this time period. Notable additions include WideOpenWest Inc., WSFS Financial Corporation and Premier Financial Corporation.

WideOpenWest Inc. engages in the provision of internet, cable, television and voice-over-IP-based services to residential and business customers. We believe it should see improved margins in its ongoing shift from video subscribers to the much more profitable broadband business. The company announced a transaction to sell one-third of its business, which should allow it to reduce its elevated debt burden. The company trades at a discount to cable peers and to the assets it just sold, which were of lower quality than the remaining entity.

WSFS Financial Corporation is an attractive banking franchise highlighted by highly diversified fee revenues, which make up 30% of total revenues, and top-quintile profitability among banks. WSFS’s commercial focus and highly coveted deposit franchise help drive the company’s mid- to high teens return on its tangible common equity profitability profile.

Premier Financial Corporation is a highly profitable Ohio-based bank that we believe is undervalued. The company recently completed a merger of equals of two smaller and not well-known banks. We believe it is not well-known or highly followed among investors. As investors get to know the new entity and the company demonstrates its pro forma profitability, a profitability measure that excludes certain items, we believe the company should see multiple expansion on top of strong organic performance.

The Fund also sold six investments. One of these eliminations was Core-Mark Holding Company, which was acquired by Performance Food Group Company in a stock and cash transaction. We sold the shares that we received in the transaction.

Back in 2012, the number of total U.S. public companies dropped below 5,000. By the end of 2021, that number is back closer to 6,000. Spin-offs, IPOs and even SPACs have all contributed to this increase. While valuations for small-cap stocks broadly have increased, we have been reassured that our research process has been able to identify attractive investments, especially those undergoing some sort of corporate change, whether that be spin-off, merger or asset disposition.

As we head into 2022, we feel that the investment team is strong and that this last year’s results demonstrate that we were able to navigate the challenges of COVID-19. While we feel reassured that the markets seem to be getting back to some level of normalcy, we remain confident that our cash flow-based research process is strongly positioned to drive attractive, risk-adjusted returns for our investors.

Sincerely,

J. David Schuster
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 87.0%

Communication Services — 6.1%
300,619	Loyalty Ventures, Inc.*	9,039,613
317,127	Nexstar Media Group, Inc.	47,879,835
1,189,966	WideOpenWest, Inc.*	25,608,068
		82,527,516
Consumer Discretionary — 12.1%
174,337	Civeo Corp.*	3,342,040
323,437	Culp, Inc.	3,075,886
1,193,086	Denny’s Corp.*	19,089,376
61,351	Helen of Troy Ltd.*	14,998,479
238,427	JOANN, Inc.	2,474,872
862,140	La-Z-Boy, Inc.	31,304,303
193,929	Monarch Casino & Resort, Inc.*	14,341,050
164,375	Murphy USA, Inc.	32,750,075
921,827	Vista Outdoor, Inc.*	42,468,570
		163,844,651
Consumer Staples — 3.6%
976,951	Sprouts Farmers Market, Inc.*	28,995,906
483,827	TreeHouse Foods, Inc.*	19,609,508
		48,605,414
Energy — 3.6%
1,512,581	ChampionX Corp.*	30,569,262
355,647	Natural Gas Services Group, Inc.*	3,723,624
147,439	REX American Resources Corp.*	14,154,144
		48,447,030
Financials — 23.6%
105,096	Assurant, Inc.	16,380,263
395,496	Bancorp, Inc.*	10,010,004
1,610,542	Eastern Bankshares, Inc.	32,484,632
271,634	First Bancorp	12,419,106
164,707	Hanover Insurance Group, Inc.	21,586,499
1,816,425	MGIC Investment Corp.	26,192,849
761,545	Pacific Premier Bancorp, Inc.	30,484,646
339,376	Peapack Gladstone Financial Corp.	12,013,910
703,194	Premier Financial Corp.	21,735,727
144,119	Primerica, Inc.	22,089,119
108,898	TriState Capital Holdings, Inc.*	3,295,253
220,163	UMB Financial Corp.	23,361,496
887,452	Veritex Holdings, Inc.	35,302,841
88,151	Virtus Investment Partners, Inc.	26,189,662
495,449	WSFS Financial Corp.	24,831,904
		318,377,911
Health Care — 2.5%
789,682	Owens & Minor, Inc.	34,351,167

Industrials — 17.7%
273,294	Albany International Corp.	24,172,854
315,467	Comfort Systems USA, Inc.	31,212,305
210,201	CRA International, Inc.	19,624,365
175,713	Curtiss-Wright Corp.	24,366,122
522,714	Federal Signal Corp.	22,654,425
117,885	Kadant, Inc.	27,170,135
273,626	McGrath RentCorp	21,961,223
1,376,100	Mueller Water Products, Inc.	19,815,840
194,593	Simpson Manufacturing Co., Inc.	27,062,048
344,357	SPX Corp.*	20,551,226
		238,590,543
Information Technology — 9.2%
180,978	CMC Materials, Inc.	34,691,673
594,406	CTS Corp.	21,826,588
838,810	EchoStar Corp.*	22,102,643
324,433	Onto Innovation, Inc.*	32,842,353
94,308	PC Connection, Inc.	4,067,504
196,254	Vectrus, Inc.*	8,982,546
		124,513,307
Materials — 5.7%
290,562	Eagle Materials, Inc.	48,366,950
389,187	Ingevity Corp.*	27,904,708
		76,271,658
Utilities — 2.9%
531,313	Portland General Electric Co.	28,117,084
1,052,663	Star Group L.P.	11,337,181
		39,454,265
Total Common Stocks (Cost $755,086,314)		1,174,983,462

Real Estate Investment Trusts — 8.9%
73,055	CTO Realty Growth, Inc.	4,487,038
129,840	EastGroup Properties, Inc.	29,584,044
945,737	Essential Properties Realty Trust, Inc.	27,265,598
535,962	Getty Realty Corp.	17,199,020
636,247	Global Medical REIT, Inc.	11,293,384
2,596,113	Ladder Capital Corp.	31,127,395
Total Real Estate Investment Trusts (Cost $80,411,523)		120,956,479

Short-Term Investments — 3.9%

Money Market Funds — 3.9%
52,728,687	First American Government
	Obligations Fund — Class Z, 0.02%#	52,728,687
Total Short-Term Investments (Cost $52,728,687)		52,728,687
Total Investments — 99.8% (Cost $888,226,524)		1,348,668,628
Other Assets in Excess of Liabilities — 0.2%		2,073,849
NET ASSETS — 100.0%		$1,350,742,477

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Financials	23.6%
Industrials	17.7%
Consumer Discretionary	12.1%
Information Technology	9.2%
Real Estate	8.9%
Communication Services	6.1%
Materials	5.7%
Money Market Funds	3.9%
Consumer Staples	3.6%
Energy	3.6%
Utilities	2.9%
Health Care	2.5%
Other Assets and Liabilities	0.2%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

The Brown Advisory Sustainable Small-Cap Core Fund – Institutional Shares (the “Fund”) leverages our proprietary fundamental and environmental, social and governance (ESG) research to pursue strong investment returns that align with investors’ values. The Fund’s investment approach seeks outperformance through a concentrated, low-turnover portfolio of companies with best-in-breed business models, attractive valuations and strong or improving sustainable drivers that stem from a company’s products, services or operations.

After a strong start to the year, the Russell 2000® Index (the “Index”), the Fund’s benchmark, somewhat stagnated during the third quarter, as improving signs of economic recovery and the relaxed COVID-19 restrictions had little impact on investor sentiment amid increasing concerns around inflation and the Federal Reserve tapering. During the fourth quarter, markets continued to be impacted by increasing concerns around new COVID-19 variants (Delta, Omicron), ongoing inflation concerns and persistent supply chain issues, all of which led to increased suggestions from the Federal Reserve around raising interest rates in 2022. With this dynamic macroeconomic backdrop, we are pleased with the Fund’s performance.

Since the Fund’s launch on September 30, 2021, the Fund increased 2.40% in value. During the same period, the Index increased 2.14%. Outperformance was fairly broad-based across several sectors and driven mostly by strong stock selection, consistent with our goal as bottom-up managers.

Onto Innovation, CMC Materials, EastGroup Properties, Comfort Systems and Sprouts Farmers Market were top contributors to performance for the six-month period. Onto Innovation, Inc. continued to benefit from solid execution, outsized free cash flow and a strong semiconductor capital equipment cycle. CMC Materials Inc. announced it was being acquired Entegris Inc. for a 35% premium, a favorable outcome. EastGroup Properties Inc. benefited from increasing earnings estimates and multiple expansion throughout 2021, on the back of a robust industrial real estate market, and management executed well against this favorable backdrop. EastGroup has also continued to incorporate sustainability-linked metrics into its financing terms. Comfort Systems USA Inc.’s third-quarter results came in better than expected and were an improvement from a surprisingly weak second-quarter report, reporting an organic increase in its backlog year over year. Lastly, Sprouts Farmers Markets Inc. was able to maintain healthy margins and robust free cash flow during the period despite missing street expectations.

The Fund’s largest detractors for the period included AvidXchange Holdings, HealthEquity, Bright Horizons Family Solutions, Angi Inc. and Accolade. AvidXchange Holdings and Accolade were both weak due to the broader market sell-off of high-growth, high-multiple technology companies. HealthEquity Inc. underperformed given a combination of low interest rates and a quarterly earnings result that showed disappointing service and interchange revenue results, causing management to lower its fiscal year guide. Bright Horizons Family Solutions Inc. was impacted as the COVID-19 pandemic has continued to delay workplace reopenings and teachers’ return to the workforce, though centers have made steady progress in return to normalization. Lastly, Angi Inc.’s stock has been pressured by supply constraints and skepticism over the major brand transformation in the last three quarters.

During the period, we took the opportunity to add three high-quality businesses to the portfolio—AvidXchange Holdings, Warby Parker and Zurn Water Solutions. AvidXchange offers a cloud-based software and payments platform that digitizes the accounts payable (AP) workflow for middle market businesses in a variety of niche verticals. Digitizing the AP workflow enables customers to reduce environmental impacts, primarily from paper invoices and checks, and mitigate fraud risk. We believe there is long runway for growth, as close to half of all business-to-business payment volume is still paid using paper checks.

Warby Parker is a leading omnichannel retailer of eyeglasses and associated eye care services. The company offers affordable prescription eyeglasses by designing eyeglasses itself, avoiding licensing fees, cutting out the middleman and removing any unnecessary markups by selling directly to consumers. The company’s sustainable opportunity is embedded in its long-standing Buy a Pair, Give a Pair mission since its founding, which has been instrumental in attracting both employees and customers.

Zurn Water Solutions is a stand-alone pure-play water management business with meaningful exposure to secular drivers of climate change, water scarcity and hygiene. It is an underappreciated water asset that was previously embedded within Rexnord. We believe the company should benefit from a cyclical recovery in nonresidential construction and ongoing share gains.

Two positions exited the portfolio during the six-month period. In late November, Acceleron announced that it was being acquired by Merck. We chose to eliminate Vimeo after disappointing subscriber growth, especially on the self-serve side, which drove some concern around the setup for 2022.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
A Message to Our Shareholders
December 31, 2021

The Fund does not attempt to make broad market predictions, nor do we manage portfolios from the top down. Rather, our research team focuses on what we believe we can control: conducting thorough fundamental and ESG research, driving strong communication within the investment team, and managing the portfolio with a long-term investment horizon. Amid the market’s turmoil, we remain guided by individual company analysis and bottom-up portfolio construction.

Sincerely,

Timothy Hathaway, CFA
Portfolio Manager; Head of U.S. Institutional Business

Emily Dwyer
Portfolio Manager

Kenneth Coe, CFA
Associate Portfolio Manager, Equity Research Analyst

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 87.4%

Communication Services — 3.3%
31,205	Angi, Inc.*	287,398
4,202	Nexstar Media Group, Inc.	634,418
		921,816
Consumer Discretionary — 8.3%
4,708	Bright Horizons Family Solutions, Inc.*	592,643
2,481	Choice Hotels International, Inc.	387,011
24,715	Denny’s Corp.*	395,441
7,715	National Vision Holdings, Inc.*	370,243
1,488	TopBuild Corp.*	410,554
3,149	Warby Parker, Inc.*	146,617
		2,302,509
Consumer Staples — 3.1%
22,609	Sprouts Farmers Market, Inc.*	671,035
4,809	TreeHouse Foods, Inc.*	194,909
		865,944
Financials — 15.8%
18,296	Bancorp, Inc.*	463,072
33,989	Eastern Bankshares, Inc.	685,558
33,362	MGIC Investment Corp.	481,080
10,165	Pacific Premier Bancorp, Inc.	406,905
3,108	Primerica, Inc.	476,363
6,237	Prosperity Bancshares, Inc.	450,935
7,037	TriState Capital Holdings, Inc.*	212,940
6,055	UMB Financial Corp.	642,496
14,469	Veritex Holdings, Inc.	575,577
		4,394,926
Health Care — 14.5%
9,366	Abcam PLC ADR*	220,569
12,028	Alignment Healthcare, Inc.*	169,114
2,460	Ascendis Pharma A/S ADR*	330,944
2,875	Biohaven Pharmaceutical Holding Co., Ltd.*	396,204
3,017	Blueprint Medicines Corp.*	323,151
1,235	Charles River Laboratories International, Inc.*	465,323
6,581	HealthEquity, Inc.*	291,143
3,058	Inari Medical, Inc.*	279,104
4,556	NeoGenomics, Inc.*	155,451
2,106	Neurocrine Biosciences, Inc.*	179,368
1,741	Nevro Corp.*	141,143
6,247	OrthoPediatrics Corp.*	373,945
12,342	Owens & Minor, Inc.	536,877
8,495	SI-BONE, Inc.*	188,674
		4,051,010
Industrials — 18.2%
13,284	AZEK Co., Inc.*	614,252
7,310	Comfort Systems USA, Inc.	723,251
13,081	Federal Signal Corp.	566,931
11,380	IAA, Inc.*	576,056
1,833	John Bean Technologies Corp.	281,475
5,670	McGrath RentCorp	455,074
38,414	Mueller Water Products, Inc.	553,162
2,116	Simpson Manufacturing Co., Inc.	294,272
1,124	SiteOne Landscape Supply, Inc.*	272,323
7,584	SPX Corp.*	452,613
1,235	Woodward, Inc.	135,183
3,675	Zurn Water Solutions Corp.	133,770
		5,058,362
Information Technology — 20.6%
7,928	Accolade, Inc.*	208,982
1,711	Aspen Technology, Inc.*	260,414
14,145	AvidXchange Holdings, Inc.*	213,024
3,149	BlackLine, Inc.*	326,047
2,875	CMC Materials, Inc.	551,109
10,388	CTS Corp.	381,447
4,192	Dynatrace, Inc.*	252,987
17,951	EchoStar Corp.*	473,009
2,146	Envestnet, Inc.*	170,264
7,401	EVO Payments, Inc.*	189,466
5,680	Genpact, Ltd.	301,494
1,073	Littelfuse, Inc.	337,652
8,718	Onto Innovation, Inc.*	882,523
4,779	Phreesia, Inc.*	199,093
2,329	WEX, Inc.*	326,968
5,113	Workiva, Inc.*	667,195
		5,741,674
Materials — 3.6%
5,842	HB Fuller Co.	473,202
7,310	Ingevity Corp.*	524,127
		997,329
Total Common Stocks (Cost $24,246,720)		24,333,570

Real Estate Investment Trusts — 6.3%
70,480	DigitalBridge Group, Inc.*	587,098
3,230	EastGroup Properties, Inc.	735,956
10,469	Essential Properties Realty Trust, Inc.	301,821
1,701	W.P. Carey, Inc.	139,567
Total Real Estate Investment Trusts (Cost $1,528,960)		1,764,442

Short-Term Investments — 3.8%

Money Market Funds — 3.8%
1,056,064	First American Government
	Obligations Fund — Class Z, 0.02%#	1,056,064
Total Short-Term Investments (Cost $1,056,064)		1,056,064
Total Investments — 97.5% (Cost $26,831,744)		27,154,076
Other Assets in Excess of Liabilities — 2.5%		702,174
NET ASSETS — 100.0%		$27,856,250

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	20.6%
Industrials	18.2%
Financials	15.8%
Health Care	14.5%
Consumer Discretionary	8.3%
Real Estate Investment Trusts	6.3%
Money Market Funds	3.8%
Materials	3.6%
Communication Services	3.3%
Consumer Staples	3.1%
Other Assets and Liabilities	2.5%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Global Leaders Fund – Investor Shares (the “Fund”) increased 5.28% in value. During the same period, the FTSE All-World Index (the “Index”), the Fund’s benchmark, increased 5.42%.

As of December 31, 2021, the Fund’s annualized return since its July 1, 2015 inception was 14.37%, notably ahead of the 11.17% return of the Index for the same period.

Performance during the six-month period was driven by what we would call a bifurcation between strong-performing information technology companies and underperformance from companies that were in some way directly or indirectly impacted by the ongoing effects of the COVID-19 pandemic. Most obviously, this occurred with our aerospace investments and, less obviously, with holdings such as Visa and Mastercard or our emerging market financials, which also continued to underperform more interest rate-sensitive financials.

We saw strong performance in information technology companies, materials (Sherwin-Williams) and consumer discretionary (TJX Companies). Four of our top five contributors during the period were IT companies. Marvell had a particularly strong share price appreciation, as its share price increased 50.3% due to what we believe to be a combination of a wider understanding of its attractive competitive positioning and end market exposure, but also the strong quarterly result. This helped show that Marvell was able to secure semiconductor supply to a much higher level than what investors thought possible given the existing supply chain constraints. Marvell is a portfolio company that transformed its business over the last five years. It has gone from 80% consumer facing to less than 15% today while ramping up the attractive data center end market from zero to 20%. We believe Marvell’s management has shown tremendous discipline as it reinvested both organically and via M&A. Today, we believe it is a better business than when we first invested. We have trimmed the position following the strong share price reaction post-earnings. Financials, our second biggest alpha contributor since inception, experienced the biggest underperformance, as we hold little exposure to interest rate-sensitive companies, with companies like Charles Schwab and Deutsche Boerse (via Clearstream) being an exception. Our main exposure in financials is to companies with structural, long-term growth drivers. We have witnessed a similar dynamic before, in the fourth quarter of 2016, when the market went through a strong, cyclical rally toward the end of the year. We leveraged our process, particularly the drawdown review, and added to underperforming companies, such as Bank Rakyat and Visa. We benefited when these companies rallied in 2017.

We initiated a new investment in B3 and sold our positions in Fair Isaac Corporation (FICO) and Brown Forman during the reporting period. B3 is Brazil’s leading exchange that operates vertically integrated pre- and post-trading businesses in trading of cash, equities, fixed income and listed derivatives. B3 benefits from a number of secular growth trends, including deepening local capital markets and increased domestic investor participation in existing and new products, such as over-the-counter instruments and data analytics. Despite B3’s prominence in equity trading, the majority of revenues are derived from more stable and recurring post-trading activities, which is similar to our investment in Deutsche Boerse. We had been watching B3 for a long time and, after a meaningful share price correction, we could finally see a double-digit IRR, even when assuming a 15% weighted average cost of capital to allow for country and currency depreciation risk in the Brazilian market.

We invested in FICO during the first quarter of 2021. As the year progressed, we undertook investigative research regarding the regulatory threats for FICO associated with the review currently being conducted by the U.S. Federal Housing Finance Agency (FHFA) to potentially open mortgage credit scoring to more competition. Supply-side risk is one we are always wary of, and we must calibrate any risk in our base case accurately. Our conclusion after meaningful primary research to understand the potential outcomes of FHFA’s decision was that our base case still had a double-digit IRR, but the probability had materially deteriorated in recent months and wasn’t reflecting a skew of outcomes we are normally comfortable with. Consequently, we exited FICO in November.

We also exited Brown Forman during the reporting period. We continue to believe that Brown Forman has a strong franchise model with Jack Daniels, excellent distribution capabilities and a high-quality management team. Nevertheless, even at continuing high profitability levels and assuming expected growth and margin improvements would materialize, we only saw moderate upside to the current five-year IRR and allocated the capital into ideas we see as more compelling.

As a reminder, the Fund is focused on delivering long-term performance by investing in companies that we believe create tremendous value for their customers and, as an outcome of this, generate attractive economics for shareholders. We believe that companies that combine a superior outcome for their customers with strong leadership can generate high and sustainable returns on invested capital, which can lead to attractive shareholder returns. This “win-win”—firstly for customers and ultimately for

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2021

shareholders—is fundamental to us but not easily achieved. We are long-term focused and look for franchises that can compound excess economic profit at above-market growth rates for extended periods of time. We believe that a concentrated, low-turnover portfolio of leading global companies should produce attractive, risk-adjusted returns for our clients. We are fundamental, bottom-up stock pickers and invest in companies and management teams--not in countries, economies or macro factors. Given that we currently hold only 30 investments, vs. more than 4,000 in our benchmark, our performance is primarily an output of stock picking, which can vary significantly from the benchmark over short periods. The Fund’s regional gross revenue, which we think is a good indicator of the underlying economics of the Fund, is split 39.8% to North America, 21.6% to Europe and 36.2% to Asia and the rest of world, with the balance being in cash (as of December 31, 2021). We continue to hold no investments in energy, utilities and real estate, where we have yet to find companies that satisfy our strict investment criteria.

We remain focused on executing on our investment process and scouring the globe for high-quality companies. We remain very active on the research front and maintain extensive ready-to-review and ready-to-buy lists. Patience is an underrated virtue in investing, and we remain disciplined on entry points for attractive assets. We feel that overpaying for good businesses is an ever-present risk for quality-focused investors. We would like to thank our investors for their support and for placing their faith in us.

Sincerely,

Mick Dillon, CFA
Portfolio Manager

Bertie Thomson, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund. The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 98.6%

Brazil — 1.8%
12,926,190	B3 S.A. — Brasil Bolsa Balcao	25,741,018

China — 6.4%
3,579,144	AIA Group, Ltd.	36,123,755
978,380	Tencent Holdings, Ltd.	57,089,569
		93,213,324
France — 3.8%
450,024	Safran S.A.	55,093,352

Germany — 5.0%
358,720	CTS Eventim AG & Co. KGaA*	26,219,879
276,179	Deutsche Boerse AG	46,114,767
		72,334,646
India — 2.0%
1,461,037	HDFC Bank, Ltd.	28,924,491

Indonesia — 2.7%
134,704,854	Bank Rakyat Indonesia Persero	38,785,057

Netherlands — 2.4%
302,304	Wolters Kluwer NV	35,581,431

Sweden — 2.2%
538,060	Atlas Copco AB	31,605,789

Switzerland — 5.0%
120,229	Roche Holding AG	49,878,353
86,942	Schindler Holding AG	23,234,189
		73,112,542
Taiwan — 4.4%
535,270	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	64,398,334

United Kingdom — 3.0%
808,459	Unilever PLC	43,370,859

United States — 59.9%

Communication Services — 9.0%
30,264	Alphabet, Inc. — Class C*	87,571,608
326,431	Electronic Arts, Inc.	43,056,249
		130,627,857
Consumer Discretionary — 4.6%
14,454	Booking Holdings, Inc.*	34,678,470
423,951	TJX Companies, Inc.	32,186,360
		66,864,830
Consumer Staples — 3.1%
121,333	Estee Lauder Companies, Inc.	44,917,476

Financials — 2.7%
465,268	Charles Schwab Corp.	39,129,039

Health Care — 3.3%
371,454	Edwards Lifesciences Corp.*	48,121,866

Information Technology — 32.5%
54,148	Adobe, Inc.*	30,705,165
145,612	Autodesk, Inc.*	40,944,638
74,264	Intuit, Inc.	47,768,090
633,113	Marvell Technology, Inc.	55,391,056
150,027	MasterCard, Inc.	53,907,702
414,243	Microsoft Corp.	139,318,207
481,413	Visa, Inc.	104,327,011
		472,361,869
Materials — 4.7%
111,974	Ecolab, Inc.	26,267,981
118,587	Sherwin-Williams Co.	41,761,598
		68,029,579
Total United States		870,052,516
Total Common Stocks (Cost $984,549,455)		1,432,213,359

Short-Term Investments — 2.0%

Money Market Funds — 2.0%
28,938,094	First American Government
	Obligations Fund — Class Z, 0.02%#	28,938,094
Total Short-Term Investments (Cost $28,938,094)		28,938,094
Total Investments — 100.6% (Cost $1,013,487,549)		1,461,151,453
Liabilities in Excess of Other Assets — (0.6)%		(8,422,636)
NET ASSETS — 100.0%		$1,452,728,817
*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	39.4%
Financials	14.8%
Communication Services	14.7%
Industrials	7.6%
Health Care	6.7%
Consumer Staples	6.1%
Materials	4.7%
Consumer Discretionary	4.6%
Money Market Funds	2.0%
Other Assets and Liabilities	(0.6)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Intermediate Income Fund – Investor Shares (the “Fund”) decreased 0.66% in value. During the same period, the Bloomberg Intermediate US Aggregate Bond Index (the “Index”), the Fund’s benchmark, decreased 0.46%.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined research process focused on attempting to reduce downside risk. Duration and sector weightings are determined mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macro forecast.

During the second half of 2021, the future path of monetary policy became clearer as the Federal Reserve sped up the pace of tapering its asset purchase program and pulled forward the timing of the first policy rate increase. The result was a move higher in short- and intermediate-term interest rates. Specifically, the five-year and seven-year Treasuries were higher by 37 basis points and 20 basis points respectively.

The announcement by the Federal Reserve that its bond buying program would be ending in early 2022 weighed on mortgage bonds, with spreads moving wider by 4 basis points over the period. Our mortgage bond selection was a detractor, as lower-coupon, longer-duration securities suffered during this period. This was somewhat mitigated by performance in our asset-backed and commercial-backed bonds, but they represented a smaller part of our overall allocation to securitized bonds.

Over the period, we maintained a mild overweight to high-quality corporate bonds. We actively lowered the overweight over the period through sales of bonds that we believe did not continue to offer attractive relative value or where our investment thesis had run its course. Our exposure to five- to seven-year corporates bonds overall, though, was negatively impacted by the move higher in interest rates and was a detractor to performance on a relative basis.

Given our focus on credit-sensitive sectors of the market, we continued to be underweight Treasury securities, which was a bright spot during the period. We primarily utilize Treasuries for liquidity and duration management of the Fund. Our lower allocation during the period added to performance, as short and intermediate Treasuries decreased in value as the market continued to adjust to shifting expectations of future monetary policy.

We believe our research-focused investment process will continue to generate attractive income as individual security selection returns to the forefront of relative performance.

Sincerely,

Jason T. Vlosich
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 26.5%
825,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	1.46%	09/15/2034	816,019
750,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ C (1 Month LIBOR USD + 1.60%)^	1.71%	04/15/2036	745,342
1,978,988	Bayview MSR Opportunity Master Fund Trust, Series 2021-6 INV2 A5#^	2.50%	10/25/2051	2,001,541
1,940,728	Bayview MSR Opportunity Master Fund Trust, Series 2021-5 INV5 A5#^	2.50%	11/25/2051	1,962,914
1,552,500	BX Commercial Mortgage Trust, Series 2021-VOLT D (1 Month LIBOR USD + 1.65%)^	1.76%	09/15/2036	1,542,044
417,521	BX Commercial Mortgage Trust, Series 2020-BXLP C (1 Month LIBOR USD + 1.25%)^	1.36%	12/15/2036	416,449
500,000	BX Trust, Series 2019-CALM C (1 Month LIBOR USD + 1.30%)^	1.41%	11/15/2032	497,962
1,250,000	BX Trust, Series 2021-SDMF B (1 Month LIBOR USD + 0.74%)^	0.85%	09/15/2034	1,228,116
750,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	1.54%	05/15/2036	748,711
1,000,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	1.71%	05/15/2036	997,713
500,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	498,753
234	FHLMC PC, Pool# C0-0210	8.00%	01/01/2023	239
57,062	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	1.84%	05/01/2033	57,269
1,337,957	FHLMC PC, Pool# QA-2240	2.50%	04/01/2048	1,372,763
993,429	FHLMC REMIC, Series 3037 NE	5.00%	09/15/2035	1,110,370
1,364,796	FHLMC REMIC, Series 4774 LP	3.50%	09/15/2046	1,404,069
60,821	FHLMC REMIC, Series 4840 BK	4.50%	09/15/2046	61,552
743,989	FHLMC REMIC, Series 5145 AB	1.50%	09/25/2049	732,367
1,326,647	FHLMC REMIC, Series 5129 KA	1.00%	11/25/2049	1,313,213
1,589,300	FHLMC REMIC, Series 5129 DM	1.00%	08/25/2050	1,550,778
1,406,590	FHLMC REMIC, Series 5115 KC	1.00%	12/25/2050	1,372,556
1,675,873	FHLMC REMIC, Series 5139 DH	2.00%	02/25/2051	1,681,090
1,397,240	FHLMC REMIC, Series 5127 ME	1.00%	07/25/2051	1,366,808
1,280,608	FHLMC REMIC, Series 4634 MA	4.50%	11/15/2054	1,334,540
762,422	FHMS, Series Q-006 APT1#	2.59%	04/25/2028	788,877
186,824	FHMS, Series Q-006 APT2#	2.67%	10/25/2028	192,793
173,814	FHMS, Series Q-010 APT1#	2.69%	04/25/2046	174,869
240,533	FHMS, Series Q-007 APT1#	2.99%	10/25/2047	242,417
259,391	FHMS, Series Q-007 APT2#	3.32%	10/25/2047	268,839
727,406	FHMS, Series Q-013 APT1#	1.20%	05/25/2050	727,118
750,000	FNMA, Pool# BL1160	3.64%	01/01/2026	785,603
9,347	FNMA, Pool# 628837	6.50%	03/01/2032	10,444
522,335	FNMA, Pool# MA2998	3.50%	04/01/2032	555,590
14,656	FNMA, Pool# 663238	5.50%	09/01/2032	16,076
22,712	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	1.64%	11/01/2033	22,793
10,082	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	2.41%	12/01/2033	10,119
23,101	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	1.65%	02/01/2034	23,223
95,053	FNMA, Pool# BN0202	5.50%	09/01/2048	105,951
1,555,121	FNMA, Pool# BQ2613	2.50%	10/01/2050	1,589,372
241,670	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	7,083
130,818	FNMA REMIC Trust, Series 2020-6 GL	3.00%	04/25/2043	131,746
111,097	FNMA REMIC Trust, Series 2017-44 BA	3.50%	01/25/2044	111,584
456,178	FNMA REMIC Trust, Series 2016-M10 AV1	2.35%	11/25/2045	467,079
1,300,934	FNMA REMIC Trust, Series 2021-15 HD	1.00%	04/25/2051	1,277,199
671,316	FREMF Mortgage Trust, Series 2018-KF42 B (1 Month LIBOR USD + 2.20%)^	2.29%	12/25/2024	669,510
1,150,000	FREMF Mortgage Trust, Series 2016-K723 B#^	3.57%	10/25/2039	1,186,228
750,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.02%	05/25/2052	808,799
500,000	FREMF Mortgage Trust, Series 2020-K737 B#^	3.30%	01/25/2053	525,002
13,137	GNMA, Pool# 781186X	9.00%	06/15/2030	13,194
2,828,023	GNMA REMIC Trust, Series 2021-93 PC	1.00%	09/20/2050	2,757,429
2,658,921	GNMA REMIC Trust, Series 2021-84 ED	1.00%	07/16/2060	2,548,821
700,000	JPMCC, Series 2019-BKWD C (1 Month LIBOR USD + 1.60%)^	1.71%	09/17/2029	688,805
500,000	KNDL Mortgage Trust, Series 2019-KNSQ C (1 Month LIBOR USD + 1.05%)^	1.16%	05/15/2036	499,186
500,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	497,731

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 26.5% (Continued)
900,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	0.81%	11/15/2034	900,197
400,000	MSC, Series 2019-NUGS B (1 Month LIBOR USD + 1.30%)^	2.80%	12/15/2036	400,786
Total Mortgage Backed Securities (Cost $44,078,816)				43,817,641

Corporate Bonds & Notes — 25.1%
1,665,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.65%	10/29/2024	1,663,201
1,525,000	Alexandria Real Estate Equities, Inc.	3.38%	08/15/2031	1,645,634
1,530,000	American Tower Corp.	3.60%	01/15/2028	1,650,731
1,660,000	Analog Devices, Inc.	1.70%	10/01/2028	1,657,449
1,715,000	Brunswick Corp.	2.40%	08/18/2031	1,648,205
1,555,000	Citigroup, Inc.	3.20%	10/21/2026	1,649,784
770,000	Colonial Enterprises, Inc.^	3.25%	05/15/2030	813,695
758,000	Comcast Corp.	3.40%	04/01/2030	828,922
760,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	819,005
1,570,000	Crown Castle International Corp.	3.30%	07/01/2030	1,659,681
745,000	Dollar General Corp.	3.88%	04/15/2027	818,844
1,470,000	Dollar Tree, Inc.	4.20%	05/15/2028	1,640,826
1,680,000	Enel Finance International NV^	1.88%	07/12/2028	1,640,697
735,000	Exelon Corp.	4.05%	04/15/2030	818,274
785,000	Fortis, Inc.	3.06%	10/04/2026	818,144
765,000	Hasbro, Inc.	3.50%	09/15/2027	825,908
755,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	822,232
1,460,000	Keysight Technologies, Inc.	4.60%	04/06/2027	1,645,446
1,655,000	Micron Technology, Inc.	2.70%	04/15/2032	1,659,733
795,000	Morgan Stanley	3.75%	02/25/2023	822,549
1,670,000	NextEra Energy Capital Holdings, Inc.	1.90%	06/15/2028	1,655,101
710,000	Northrop Grumman Corp.	4.40%	05/01/2030	820,859
1,515,000	NXP BV^	3.88%	06/18/2026	1,637,439
1,680,000	PerkinElmer, Inc.	1.90%	09/15/2028	1,643,823
1,660,000	Physicians Realty L.P.	2.63%	11/01/2031	1,653,298
1,310,000	SYSCO Corp.	5.95%	04/01/2030	1,638,272
1,695,000	Takeda Pharmaceutical Co., Ltd.	2.05%	03/31/2030	1,663,572
1,645,000	Verizon Communications, Inc.	2.10%	03/22/2028	1,650,663
1,565,000	Wells Fargo & Co.	3.00%	10/23/2026	1,646,250
945,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	1,011,259
825,000	Xylem, Inc.	1.95%	01/30/2028	817,021
Total Corporate Bonds & Notes (Cost $40,954,989)				41,386,517

Asset Backed Securities — 10.8%
510,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	547,178
900,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	891,931
615,000	Dext ABS LLC, Series 2021-1A A^	1.12%	02/15/2028	613,547
117,087	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	117,626
779,718	FHF Trust, Series 2021-2A A^	0.83%	12/15/2026	774,669
189,762	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	188,634
1,420,430	GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS A^	1.93%	07/20/2048	1,393,243
890,000	GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS A^	2.31%	10/20/2048	890,026
590,000	GTP Acquisition Partners I LLC, Series 2015-1-2^	3.48%	06/15/2050	614,132
1,575,000	HPEFS Equipment Trust, Series 2021-2A B^	0.61%	09/20/2028	1,559,554
700,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	707,929
500,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	506,546
1,059,840	HPEFS Equipment Trust, Series 2021-1A A2^	0.27%	03/20/2031	1,058,914
733,895	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	1.36%	03/19/2037	733,977
990,400	JPMorgan Chase Bank NA — CACLN, Series 2021-3 B^	0.76%	02/25/2029	984,659
487,056	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	492,439
260,524	NYCTL Trust, Series 2019-A A^	2.19%	11/10/2032	261,586
145,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	144,735

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 10.8% (Continued)
374,630	Progress Residential Trust, Series 2019-SFR1 A^	3.42%	03/19/2036	375,351
600,000	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	608,067
274,000	SBA Tower Trust, Series 2020-1-2^	2.33%	01/15/2028	280,039
400,000	SBA Tower Trust, Series 2020-1-2^	1.88%	07/15/2050	399,868
850,000	Stack Infrastructure Issuer LLC, Series 2020-1A A2^	1.89%	08/25/2045	836,430
750,000	Tesla Auto Lease Trust, Series 2020-A A3^	0.68%	12/20/2023	750,349
445,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	442,230
1,125,000	Vantage Data Centers LLC, Series 2020-1A A2^	1.65%	09/15/2045	1,101,165
500,000	Verizon Owner Trust, Series 2019-A C	3.22%	09/20/2023	507,241
Total Asset Backed Securities (Cost $17,869,240)				17,782,065

U.S. Treasury Notes — 21.7%
6,000,000	United States Treasury Note	0.38%	03/31/2022	6,004,143
3,500,000	United States Treasury Note	1.75%	06/30/2022	3,526,610
8,000,000	United States Treasury Note	1.63%	08/15/2022	8,068,686
6,775,000	United States Treasury Note	2.25%	03/31/2026	7,069,289
6,395,000	United States Treasury Note	2.88%	05/15/2028	6,974,297
4,385,000	United States Treasury Note	0.88%	11/15/2030	4,174,657
Total U.S. Treasury Notes (Cost $35,575,437)				35,817,682

Affiliated Mutual Funds (Note 3) — 11.9%
1,877,653	Brown Advisory Mortgage Securities Fund — Institutional Shares			19,583,926
Total Affiliated Mutual Funds (Cost $19,290,606)				19,583,926

Short-Term Investments — 3.6%

Money Market Funds — 3.6%
6,030,382	First American Government Obligations Fund — Class Z, 0.02%*			6,030,382
Total Short-Term Investments (Cost $6,030,382)				6,030,382
Total Investments — 99.6% (Cost $163,799,470)				164,418,213
Other Assets in Excess of Liabilities — 0.4%				685,321
NET ASSETS — 100.0%				$165,103,534

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. Rate disclosed is as of the date of this report.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	26.5%
Corporate Bonds & Notes	25.1%
U.S. Treasury Notes	21.7%
Affiliated Mutual Funds	11.9%
Asset Backed Securities	10.8%
Money Market Funds	3.6%
Other Assets and Liabilities	0.4%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Total Return Fund – Institutional Shares (the “Fund”) increased 0.37% in value. During the same period, the Bloomberg US Aggregate Bond Index (the “Index”), the Fund’s benchmark, increased 0.06%.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process and focused on preservation of capital. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macro forecast.

Despite this, curve positioning wound up being the most impactful factor for the Fund’s relative return over this period. The Fund was positioned for the yield curve to flatten, which we believed would be the most likely outcome should inflation pressure remain strong. During the second half of 2021, the five-year Treasury rose 37 basis points, while the 30-year Treasury fell 18 basis points. This curve flattening added about 30 basis points to relative performance.

Our credit selection was also a solid positive, as our corporate bond holdings outperformed those in the benchmark by 50 bps after adjusting for duration. Our Asset-back Security (ABS) and Commercial Mortgage-backed Security (CMBS) selections were also slightly ahead of benchmark. Combined, these added about 20 basis points to relative performance.

One detractor was Mortgage-backed Security (MBS) selection. We were overweight the 2% and 2.5% coupons during most of this period. The 2.5% coupon was one of the worst-performing bonds generally, and our selections also slightly underperformed the average. The combination of these two factors probably subtracted 10 basis points from relative performance.

Looking forward, we continue to think that positioning underweight duration generally, and for the curve to flatten specifically, is the right risk management decision to help ameliorate any potential volatility in the bond market. However, we doubt the effect is as dramatic as it was during the later part of 2021. Indeed, in each of last two years, performance in the bond market (as well as this Fund) has been dominated by top-down factors: first, the large swings in credit spreads in 2020, and then, interest rates in 2021. We think 2022 will return to a bit more “normal” environment, where our relative performance is more likely to be driven by individual security selection.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market. The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 34.5%
1,800,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	1.46%	09/15/2034	1,780,406
1,250,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ C (1 Month LIBOR USD + 1.60%)^	1.71%	04/15/2036	1,242,237
4,960,602	Bayview MSR Opportunity Master Fund Trust INV2, Series 2021-6 A1#^	3.00%	10/25/2051	5,092,689
4,888,864	Bayview MSR Opportunity Master Fund Trust INV5, Series 2021-5 A2#^	2.50%	11/25/2051	4,914,379
8,219,200	BX Commercial Mortgage Trust, Series 2021-VOLT D (1 Month LIBOR USD + 1.65%)^	1.76%	09/15/2036	8,163,846
1,252,562	BX Commercial Mortgage Trust, Series 2020-BXLP C (1 Month LIBOR USD + 1.25%)^	1.36%	12/15/2036	1,249,348
940,000	BX Trust, Series 2019-CALM C (1 Month LIBOR USD + 1.30%)^	1.41%	11/15/2032	936,168
3,445,000	BX Trust, Series 2021-SDMF B (1 Month LIBOR USD + 0.74%)^	0.85%	09/15/2034	3,384,687
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	1.36%	12/15/2037	500,805
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE C (1 Month LIBOR USD + 1.45%)^	1.56%	12/15/2037	500,870
1,563,256	Connecticut Avenue Securities Trust, Series 2021-R01 1M1 (SOFR30A + 0.75%)^	0.80%	10/25/2041	1,563,737
4,699,803	Connecticut Avenue Securities Trust, Series 2021-R02 2M1 (SOFR30A + 0.90%)^	0.95%	11/25/2041	4,704,821
600,000	CORE Mortgage Trust, Series 2019-CORE C (1 Month LIBOR USD + 1.30%)^	1.41%	12/15/2031	592,276
1,250,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	1.54%	05/15/2036	1,247,851
2,950,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	1.71%	05/15/2036	2,943,255
4,000,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	3,990,023
4,000,000	FHLMC MSCR Trust, Series 2021-MN3 M1 (SOFR30A + 2.30%)^	2.35%	11/27/2051	3,980,414
835,624	FHLMC PC, Pool# G3-1063	3.50%	11/01/2037	891,209
3,839,777	FHLMC PC, Pool# SD-0580	3.00%	04/01/2051	4,001,882
1,977,951	FHLMC PC, Pool# QC-2694	2.50%	06/01/2051	2,023,739
632,988	FHLMC REMIC, Series 4094 NI~	2.50%	03/15/2027	15,131
1,608,247	FHLMC REMIC, Series 4107 LI~	3.00%	08/15/2027	171,574
1,602,365	FHLMC REMIC, Series 4143 IA~	3.50%	09/15/2042	158,262
3,211,284	FHLMC REMIC, Series 4774 LP	3.50%	09/15/2046	3,303,692
277,819	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	280,258
3,744,505	FHMS, Series K-021 X1#~	1.38%	06/25/2022	2,929
10,204,380	FHMS, Series K-C02 X1#~	0.37%	03/25/2024	68,642
4,311,482	FHMS, Series K-038 X1#~	1.10%	03/25/2024	92,122
63,124,353	FHMS, Series K-047 X1#~	0.12%	05/25/2025	279,395
9,456,283	FHMS, Series Q-013 XPT1~	1.66%	05/25/2025	292,053
19,128,924	FHMS, Series K-C06 X1#~	0.90%	06/25/2025	482,451
10,314,866	FHMS, Series K-734 X1#~	0.65%	02/25/2026	239,129
6,612,160	FHMS, Series K-735 X1#~	0.96%	05/25/2026	244,675
8,478,180	FHMS, Series K-736 X1#~	1.31%	07/25/2026	411,475
658,508	FHMS, Series K-058 X1#~	0.92%	08/25/2026	24,750
2,996,313	FHMS, Series K-C04 X1#~	1.25%	12/25/2026	123,393
7,506,692	FHMS, Series Q-013 XPT2~	1.81%	05/25/2027	262,746
1,331,580	FHMS, Series K-W03 X1#~	0.83%	06/25/2027	44,918
7,460,508	FHMS, Series K-C05 X1#~	1.20%	07/25/2027	330,248
6,000,000	FHMS, Series K-739 XAM#~	1.61%	09/25/2027	502,563
16,500,000	FHMS, Series K-740 XAM#~	1.11%	10/25/2027	975,761
9,841,431	FHMS, Series K-070 X1#~	0.33%	11/25/2027	179,339
296,086	FHMS, Series Q-006 APT1#	2.59%	04/25/2028	306,360
4,968,370	FHMS, Series K-087 X1#~	0.36%	12/25/2028	120,426
3,986,636	FHMS, Series K-092 X1#~	0.71%	04/25/2029	189,285
5,492,676	FHMS, Series K-G01 X1#~	0.97%	04/25/2029	286,390
3,536,427	FHMS, Series K-094 X1#~	0.88%	06/25/2029	207,120
4,493,444	FHMS, Series K-103 X1#~	0.64%	11/25/2029	205,415
4,800,000	FHMS, Series K-110 XAM#~	1.87%	04/25/2030	678,388
4,750,000	FHMS, Series K-111 XAM#~	1.80%	05/25/2030	651,723
6,238,500	FHMS, Series K-114 XAM#~	1.34%	06/25/2030	648,629
9,300,000	FHMS, Series K-115 XAM#~	1.55%	07/25/2030	1,114,054
173,814	FHMS, Series Q-010 APT1#	2.69%	04/25/2046	174,869
2,029,248	FHMS, Series Q-007 APT2#	3.32%	10/25/2047	2,103,162

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 34.5% (Continued)
1,091,110	FHMS, Series Q-013 APT1#	1.20%	05/25/2050	1,090,678
500,000	FNMA, Pool# AN0287	2.95%	11/01/2025	527,479
1,000,000	FNMA, Pool# AN1614	2.47%	06/01/2026	1,025,201
1,367,233	FNMA, Pool# AN3755	2.92%	12/01/2026	1,419,893
3,000,000	FNMA, Pool# BL4576	2.70%	10/01/2031	3,251,416
565,114	FNMA, Pool# MA2897	3.00%	02/01/2037	593,734
255,913	FNMA, Pool# 467095	5.90%	01/01/2041	294,398
168,918	FNMA, Pool# 469130	4.87%	10/01/2041	189,224
191,252	FNMA, Pool# BH7686	4.50%	12/01/2047	206,827
93,128	FNMA, Pool# BK5105	5.50%	05/01/2048	103,340
109,815	FNMA, Pool# BK8032	5.50%	06/01/2048	123,016
95,053	FNMA, Pool# BN0202	5.50%	09/01/2048	105,951
109,763	FNMA, Pool# BN4936	5.50%	12/01/2048	120,730
108,933	FNMA, Pool# BN4921	5.50%	01/01/2049	119,809
2,399,080	FNMA, Pool# FM4866	2.50%	10/01/2050	2,452,451
5,249,691	FNMA, Pool# FM6708	2.50%	01/01/2051	5,373,069
3,941,666	FNMA, Pool# MA4238	2.50%	01/01/2051	4,028,482
6,404,347	FNMA, Pool# BT0539	2.50%	05/01/2051	6,548,529
5,720,058	FNMA, Pool# BR8946	2.50%	05/01/2051	5,846,042
3,910,738	FNMA, Pool# BT8676	2.50%	09/01/2051	3,996,872
5,883,865	FNMA, Pool# BT1090	2.50%	05/01/2051	6,013,457
2,985,545	FNMA, Pool# FM8754	3.00%	09/01/2051	3,137,429
2,999,875	FNMA REMIC Trust, Series 2021-M20 A1#	1.84%	10/25/2031	3,059,207
20,977,991	FNMA REMIC Trust, Series 2019-M23 X3#~	0.28%	10/27/2031	529,671
7,200,825	FNMA REMIC Trust, Series 2021-95 WI#~	1.74%	05/25/2035	378,043
256,663	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	279,806
1,186,344	FNMA REMIC Trust, Series 2019-47 QA	3.00%	06/25/2049	1,224,466
1,411,215	FNMA REMIC Trust, Series 2020-10 Q	3.00%	03/25/2050	1,450,280
1,222,129	FNMA REMIC Trust, Series 2021-01 PA	1.00%	11/25/2050	1,173,816
3,718,705	FNMA REMIC Trust, Series 2021-47 IO~	2.50%	07/25/2051	494,802
2,000,000	FREMF Mortgage Trust, Series 2019-K102 B#^	3.53%	10/25/2029	2,106,342
2,790,600	FREMF Mortgage Trust, Series 2020-KF75 B (1 Month LIBOR USD + 2.25%)^	2.34%	12/26/2029	2,778,790
2,020,000	FREMF Mortgage Trust, Series 2020-K105 B#^	3.53%	02/25/2030	2,115,189
1,750,000	FREMF Mortgage Trust, Series 2016-K723 B#^	3.57%	10/25/2039	1,805,129
3,325,000	FREMF Mortgage Trust, Series 2015-K47 B#^	3.59%	06/25/2048	3,508,646
1,785,000	FREMF Mortgage Trust, Series 2017-K64 B#^	3.99%	05/25/2050	1,934,370
1,500,000	FREMF Mortgage Trust, Series 2019-K89 B#^	4.29%	01/25/2051	1,675,772
1,500,000	FREMF Mortgage Trust, Series 2019-K734 B#^	4.05%	02/25/2051	1,609,372
2,000,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.02%	05/25/2052	2,156,797
750,000	FREMF Mortgage Trust, Series 2019-K736 B#^	3.76%	09/25/2052	794,925
314,076	GNMA, Pool# 723334X	5.00%	09/15/2039	364,268
2,590,198	GNMA REMIC Trust, Series 2017-167 SE (1 Month LIBOR USD + 6.20%)~	6.10%	11/20/2047	458,335
1,145,335	GNMA REMIC Trust, Series 2019-152 LC	3.50%	10/20/2049	1,159,081
1,956,236	GNMA REMIC Trust, Series 2021-136 BD	2.00%	08/20/2051	1,936,467
494,329	GNMA REMIC Trust, Series 2014-45 B1#~	0.66%	07/16/2054	9,866
298,987	GNMA REMIC Trust, Series 2014-135 I0#~	0.44%	01/16/2056	7,276
315,929	GNMA REMIC Trust, Series 2015-172 I0#~	0.58%	03/16/2057	8,785
559,672	GNMA REMIC Trust, Series 2016-40 I0#~	0.61%	07/16/2057	16,843
448,060	GNMA REMIC Trust, Series 2016-56 I0#~	0.88%	11/16/2057	21,834
598,871	GNMA REMIC Trust, Series 2016-98 I0#~	0.87%	05/16/2058	29,219
4,868,099	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	4,666,522
1,000,000	JPMCC, Series 2019-BKWD C (1 Month LIBOR USD + 1.60%)^	1.71%	09/17/2029	984,007
1,500,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	1,493,192
600,000	MSC, Series 2019-NUGS B (1 Month LIBOR USD + 1.30%)^	2.80%	12/15/2036	601,178
1,000,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC C^	3.40%	12/16/2038	1,020,291
Total Mortgage Backed Securities (Cost $155,317,141)				157,296,583

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 34.3%
4,555,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.00%	10/29/2028	4,626,915
3,765,000	Alexandria Real Estate Equities, Inc.	4.90%	12/15/2030	4,532,109
2,115,000	Allison Transmission, Inc.^	5.88%	06/01/2029	2,302,981
2,205,000	Beacon Roofing Supply, Inc.^	4.50%	11/15/2026	2,285,361
1,940,000	Booking Holdings, Inc.	4.63%	04/13/2030	2,266,496
1,085,000	Boyd Gaming Corp.^	8.63%	06/01/2025	1,163,901
2,153,000	Brinker International, Inc.^	5.00%	10/01/2024	2,295,486
4,720,000	Brunswick Corp.	2.40%	08/18/2031	4,536,168
2,535,000	Carrols Restaurant Group, Inc.^	5.88%	07/01/2029	2,285,062
2,193,000	CCM Merger, Inc.^	6.38%	05/01/2026	2,289,942
2,290,000	Clearway Energy Operating LLC^	3.75%	02/15/2031	2,287,802
4,255,000	Colonial Enterprises, Inc.^	3.25%	05/15/2030	4,496,456
5,313,000	Conservation Fund	3.47%	12/15/2029	5,618,375
2,315,000	Crowdstrike Holdings, Inc.	3.00%	02/15/2029	2,289,662
4,325,000	Crown Castle International Corp.	3.30%	07/01/2030	4,572,050
4,185,000	Darden Restaurants, Inc.	3.85%	05/01/2027	4,536,550
2,325,000	Enel Finance International NV^	2.25%	07/12/2031	2,253,961
4,675,000	Enterprise Products Operating LLC
	(Fixed until 08/16/2022, then 3 Month LIBOR USD + 2.99%)	4.88%	08/16/2077	4,383,089
4,050,000	Exelon Corp.	4.05%	04/15/2030	4,508,856
2,280,000	Ford Motor Co.	3.25%	02/12/2032	2,339,280
4,325,000	Fortis, Inc.	3.06%	10/04/2026	4,507,611
2,065,000	Graphic Packaging International LLC^	4.75%	07/15/2027	2,237,221
3,115,000	Hasbro, Inc.	3.90%	11/19/2029	3,441,119
1,047,000	Hawaiian Brand Intellectual Property, Ltd.^	5.75%	01/20/2026	1,096,832
1,673,000	KeHE Distributors LLC^	8.63%	10/15/2026	1,798,057
2,315,000	LBM Acquisition LLC^	6.25%	01/15/2029	2,292,220
4,085,000	Lear Corp.	4.25%	05/15/2029	4,516,400
4,020,000	Marriott International, Inc.	4.65%	12/01/2028	4,515,746
3,984,000	Marvell Technology, Inc.	4.88%	06/22/2028	4,571,672
2,275,000	Mauser Packaging Solutions Holding Co.^	7.25%	04/15/2025	2,283,304
2,280,000	Mercer International, Inc.	5.13%	02/01/2029	2,332,577
4,545,000	Micron Technology, Inc.	2.70%	04/15/2032	4,557,999
2,180,000	ModivCare, Inc.^	5.88%	11/15/2025	2,291,616
2,040,000	NextEra Energy Capital Holdings, Inc.
	(Fixed until 12/01/2027, then 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	2,176,407
4,177,000	NXP BV^	3.88%	06/18/2026	4,514,577
2,255,000	Option Care Health, Inc.^	4.38%	10/31/2029	2,264,088
2,165,000	Performance Food Group, Inc.^	6.88%	05/01/2025	2,267,632
4,655,000	PerkinElmer, Inc.	2.25%	09/15/2031	4,536,887
4,550,000	Physicians Realty L.P.	2.63%	11/01/2031	4,531,630
4,160,000	PVH Corp.	4.63%	07/10/2025	4,536,039
2,375,000	Rackspace Technology Global, Inc.^	5.38%	12/01/2028	2,319,045
3,605,000	SYSCO Corp.	5.95%	04/01/2030	4,508,374
4,670,000	Takeda Pharmaceutical Co., Ltd.	2.05%	03/31/2030	4,583,410
1,910,000	Terminix Co. LLC	7.45%	08/15/2027	2,389,868
4,365,000	VF Corp.	2.95%	04/23/2030	4,537,162
2,300,000	VOC Escrow, Ltd.^	5.00%	02/15/2028	2,280,335
4,305,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	4,606,847
Total Corporate Bonds & Notes (Cost $153,378,801)				156,365,177

Asset Backed Securities — 14.3%
540,000	American Homes 4 Rent, Series 2014-SFR2 D^	5.15%	10/17/2036	568,959
2,000,000	American Homes 4 Rent, Series 2014-SFR3 B^	4.20%	12/18/2036	2,081,864
520,000	American Homes 4 Rent, Series 2015-SFR1 D^	4.41%	04/18/2052	541,225
1,000,000	AmeriCredit Automobile Receivables Trust, Series 2020-2 C	1.48%	02/18/2026	1,006,367
2,196,000	AmeriCredit Automobile Receivables Trust, Series 2021-1 D	1.21%	12/18/2026	2,168,920

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 14.3% (Continued)
2,255,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	2,234,784
500,000	CNH Equipment Trust, Series 2020-A A4	1.51%	04/15/2027	503,643
1,680,000	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	1,676,030
540,000	Dext ABS LLC, Series 2021-1 B^	1.76%	02/15/2028	536,135
681,645	Dext ABS LLC, Series 2020-1 A^	1.46%	02/16/2027	682,369
1,000,000	Drive Auto Receivables Trust, Series 2019-3 D	3.18%	10/15/2026	1,020,789
1,320,000	Drive Auto Receivables Trust, Series 2020-1 D	2.70%	05/15/2027	1,345,109
5,200,000	Dryden 64 CLO Ltd., Series 2018-64A A (3 Month LIBOR USD + 0.97%)^	1.09%	04/18/2031	5,200,562
1,500,000	Exeter Automobile Receivables Trust, Series 2019-3A D^	3.11%	08/15/2025	1,534,713
1,170,872	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	1,176,264
1,217,343	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	1,210,104
303,502	FREED ABS Trust, Series 2021-1CP A^	0.66%	03/20/2028	303,176
1,000,000	GM Financial Automobile Leasing Trust, Series 2021-2 C	1.01%	05/20/2025	989,356
2,992,373	GoodLeap Sustainable Home Solutions Trust, Series 2021-4 A^	1.93%	07/20/2048	2,935,100
2,440,000	GoodLeap Sustainable Home Solutions Trust, Series 2021-5 A^	2.31%	10/20/2048	2,440,072
750,000	HPEFS Equipment Trust, Series 2020-1A C^	2.03%	02/20/2030	757,547
1,000,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	1,013,092
1,380,000	HPEFS Equipment Trust, Series 2021-1A D^	1.03%	03/20/2031	1,362,937
2,199,685	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	1.36%	03/19/2037	2,199,931
2,579,960	JPMorgan Chase Bank NA — CACLN, Series 2021-2 B^	0.89%	12/25/2028	2,567,782
2,713,953	JPMorgan Chase Bank NA — CACLN, Series 2021-3 B^	0.76%	02/25/2029	2,698,220
1,363,757	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	1,378,828
512,537	Newtek Small Business Loan Trust, Series 2018-1 A (PRIME + -0.55%)^	2.70%	02/25/2044	514,434
5,000,000	Octagon Investment Partners 54, Ltd., Series 2021-1A A1 (3 Month LIBOR USD + 1.12%)^	1.25%	07/17/2034	4,989,310
640,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	638,830
1,000,000	Prestige Auto Receivables Trust, Series 2019-1A D^	3.01%	08/15/2025	1,014,427
790,000	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	800,622
364,000	SBA Tower Trust, Series 2020-1-2^	2.33%	01/15/2028	372,023
2,700,000	Stack Infrastructure Issuer LLC, Series 2020-1A A2^	1.89%	08/25/2045	2,656,897
5,800,000	Symphony CLO XIX, Ltd., Series 2018-19A A (3 Month LIBOR USD + 0.96%)^	1.08%	04/16/2031	5,801,148
2,180,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	2,166,430
325,141	Theorem Funding Trust, Series 2020-1A A^	2.48%	10/15/2026	326,158
3,000,000	Vantage Data Centers LLC, Series 2020-1A A2^	1.65%	09/15/2045	2,936,441
1,000,000	Westlake Automobile Receivables Trust, Series 2020-2A C^	2.01%	07/15/2025	1,011,324
Total Asset Backed Securities (Cost $65,587,510)				65,361,922

Municipal Bonds — 0.4%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	341,910
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,587,558
Total Municipal Bonds (Cost $1,525,162)				1,929,468

U.S. Treasury Notes — 13.1%
28,615,000	United States Treasury Note	0.38%	03/31/2022	28,634,756
30,470,000	United States Treasury Note	2.75%	04/30/2023	31,366,841
Total U.S. Treasury Notes (Cost $60,143,126)				60,001,597

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares/
Par Value	Security Description	Value $
Short-Term Investments — 2.0%

Money Market Funds — 1.6%
7,155,137	First American Government Obligations Fund — Class Z, 0.02%*	7,155,137

U.S. Treasury Bills — 0.4%
1,800,000	United States Treasury Bill, 01/13/2022, 0.05%†	1,799,995
Total Short-Term Investments (Cost $8,955,109)		8,955,132
Total Investments — 98.6% (Cost $444,906,849)		449,909,879
Other Assets in Excess of Liabilities — 1.4%		6,274,289
NET ASSETS — 100.0%		$456,184,168

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	34.5%
Corporate Bonds & Notes	34.3%
Asset Backed Securities	14.3%
U.S. Treasury Notes	13.1%
Money Market Funds	1.6%
Municipal Bonds	0.4%
U.S. Treasury Bills	0.4%
Other Assets and Liabilities	1.4%
100.0%

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	31	3/31/22	$6,776,549	$6,763,328	$(13,221)
U.S. Treasury Long Bond Futures	242	3/22/22	38,779,234	38,825,875	46,641
U.S. Treasury Ultra Bond Futures	362	3/22/22	71,207,763	71,359,250	151,487
			$116,763,546	$116,948,453	$184,907

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(125)	3/31/22	$(15,129,425)	$(15,122,071)	$7,354
U.S. Treasury 10-Year Note Futures	(405)	3/22/22	(52,676,544)	(52,839,844)	(163,300)
U.S. Treasury 10-Year Ultra Note Futures	(161)	3/22/22	(23,427,247)	(23,576,438)	(149,191)
			$(91,233,216)	$(91,538,353)	$(305,137)

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Sustainable Bond Fund – Investor Shares (the “Fund”) increased 0.17% in value. During the same period, the Bloomberg US Aggregate Bond Index (the “Index”), the Fund’s benchmark increased 0.06%.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process, focused on capital preservation, and informed by our proprietary sustainability analysis. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macro forecast.

Despite this, curve positioning wound up being the most impactful factor for the Fund’s relative return over this period. The Fund was positioned for the yield curve to flatten, which we believed would be the most likely outcome should inflation pressure remain strong. During the second half of 2021, the five-year Treasury rose 37 basis points, while the 30-year Treasury fell 18 basis points. This curve flattening added about 30 basis points to relative performance.

Our credit allocation had little effect on relative performance. We typically aim to have bottom-up selection be the driver of portfolio alpha. However, the lack of spread volatility during this period resulted in less differentiation among credits. Our corporate bond positions performed about in line with those in the Index after adjusting for duration.

One detractor was mortgage-back securities selection. We were overweight the 2% and 2.5% coupons during most of this period. The 2.5% coupon was one of the worst-performing bonds generally, and our selections also slightly underperformed the average. The combination of these two factors probably subtracted 10 basis points from relative performance.

Looking forward, we continue to think that positioning underweight duration generally, and for the curve to flatten specifically, is the right risk management decision to help ameliorate any potential volatility in the bond market. However, we doubt the effect will be as dramatic as it was during the later part of 2021. Indeed, in each of last two years, performance in the bond market (as well as this Fund) has been dominated by top-down factors: first, the large swings in credit spreads in 2020, and then, interest rates in 2021. We think 2022 will return to a bit more “normal” environment, where our relative performance is more likely to be driven by individual security selection.

We expect to publish our 2021 Impact Report in February and look forward to sharing more detail about the impact in the Fund and outlook for the sustainable landscape in 2022.

Sincerely,

Amy Hauter, CFA
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 36.3%
2,795,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.00%	10/29/2028	2,839,128
2,375,000	Alexandria Real Estate Equities, Inc.	4.90%	12/15/2030	2,858,900
1,300,000	Allison Transmission, Inc.^	5.88%	06/01/2029	1,415,544
2,720,000	American Tower Corp.	3.13%	01/15/2027	2,851,303
2,750,000	Amphenol Corp.	2.80%	02/15/2030	2,839,564
2,885,000	Bank of America Corp. (Fixed until 09/25/2024, then SOFR + 0.91%)	0.98%	09/25/2025	2,852,386
2,960,000	Brunswick Corp.	2.40%	08/18/2031	2,844,715
2,820,000	Citigroup, Inc. (Fixed until 05/15/2023, then SOFR + 1.67%)	1.68%	05/15/2024	2,852,417
1,405,000	Clearway Energy Operating LLC ^	3.75%	02/15/2031	1,403,651
2,399,000	Conservation Fund	3.47%	12/15/2029	2,536,887
1,325,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	1,427,870
1,450,000	Crowdstrike Holdings, Inc.	3.00%	02/15/2029	1,434,130
2,695,000	Crown Castle International Corp.	3.30%	07/01/2030	2,848,942
3,800,000	CVS Health Corp.	4.30%	03/25/2028	4,270,912
2,935,000	Enel Finance International NV^	2.25%	07/12/2031	2,845,323
2,875,000	Equinix, Inc.	2.50%	05/15/2031	2,879,397
765,000	Ford Foundation	2.42%	06/01/2050	727,932
1,405,000	Ford Motor Co.	3.25%	02/12/2032	1,441,530
2,735,000	Fortis, Inc.	3.06%	10/04/2026	2,850,477
1,310,000	Graphic Packaging International LLC^	4.75%	07/15/2027	1,419,254
2,585,000	Hasbro, Inc.	3.90%	11/19/2029	2,855,632
668,000	Hawaiian Brand Intellectual Property, Ltd.^	5.75%	01/20/2026	699,793
2,625,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	2,858,755
1,000,000	KeHE Distributors LLC^	8.63%	10/15/2026	1,074,750
1,160,000	Land O’Lakes, Inc.^	7.25%	07/14/2027	1,255,758
1,420,000	LBM Acquisition LLC^	6.25%	01/15/2029	1,406,027
2,520,000	Marriott International, Inc.	4.65%	12/01/2028	2,830,766
2,495,000	Marvell Technology, Inc.	4.88%	06/22/2028	2,863,033
2,830,000	Micron Technology, Inc.	2.70%	04/15/2032	2,838,094
2,620,000	NextEra Energy Capital Holdings, Inc.
	(Fixed until 12/01/2027, then 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	2,795,190
2,630,000	NXP BV^	3.88%	06/18/2026	2,842,551
1,420,000	Option Care Health, Inc.^	4.38%	10/31/2029	1,425,723
2,925,000	PerkinElmer, Inc.	2.25%	09/15/2031	2,850,783
2,855,000	Physicians Realty LP	2.63%	11/01/2031	2,843,473
2,595,000	PVH Corp.	4.63%	07/10/2025	2,829,572
1,460,000	Rackspace Technology Global, Inc.^	5.38%	12/01/2028	1,425,602
2,930,000	Takeda Pharmaceutical Co., Ltd.	2.05%	03/31/2030	2,875,673
900,000	Trustees of the University of Pennsylvania	4.01%	08/15/2047	995,496
3,950,000	Verisk Analytics, Inc.	4.00%	06/15/2025	4,249,062
3,860,000	Verizon Communications, Inc.	3.88%	02/08/2029	4,285,183
2,740,000	VF Corp.	2.95%	04/23/2030	2,848,070
2,935,000	VMware, Inc.	1.80%	08/15/2028	2,861,024
2,645,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	2,830,456
Total Corporate Bonds & Notes (Cost $102,954,797)				104,080,728

Mortgage Backed Securities — 36.3%
4,566,200	BX Commercial Mortgage Trust, Series 2021-VOLT D (1 Month LIBOR USD + 1.65%)^	1.76%	09/15/2036	4,535,447
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	1.36%	12/15/2037	500,805
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE C (1 Month LIBOR USD + 1.45%)^	1.56%	12/15/2037	500,870
600,000	CORE Mortgage Trust, Series 2019-CORE C (1 Month LIBOR USD + 1.30%)^	1.41%	12/15/2031	592,276
500,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	1.54%	05/15/2036	499,141
1,350,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	1.71%	05/15/2036	1,346,913
1,000,000	FHLMC PC, Pool# WN-2029	2.39%	01/01/2029	1,014,108
2,200,000	FHLMC PC, Pool# WN-1090	2.15%	02/01/2031	2,220,409
4,221,609	FHLMC PC, Pool# SD-0580	3.00%	04/01/2051	4,399,834
5,633,754	FHLMC PC, Pool# RA-6064	2.50%	09/01/2051	5,850,196

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 36.3% (Continued)
174,604	FHLMC STACR, Series 2015-HQ2 M3 (1 Month LIBOR USD + 3.25%)	3.35%	05/27/2025	176,505
102,263	FHMS, Series K-W01 A1	2.59%	05/25/2025	105,389
600,000	FHMS, Series K-G01 A7	2.88%	04/25/2026	633,398
570,677	FHMS, Series K-W03 X1#~	0.83%	06/25/2027	19,251
300,000	FHMS, Series K-W03 A2	3.02%	06/25/2027	320,889
629,184	FHMS, Series Q-006 APT1#	2.59%	04/25/2028	651,015
5,492,676	FHMS, Series K-G01 X1#~	0.97%	04/25/2029	286,390
6,250,000	FHMS, Series K-G02 X1#~	1.02%	08/25/2029	410,659
800,000	FHMS, Series K-G03 A2#	1.30%	06/25/2030	772,148
1,960,000	FHMS, Series K-SG1 A2	1.50%	09/25/2030	1,921,330
1,850,000	FHMS, Series K-G04 A2	1.49%	11/25/2030	1,809,018
173,814	FHMS, Series Q-010 APT1#	2.69%	04/25/2046	174,869
444,061	FHMS, Series Q-007 APT1#	2.99%	10/25/2047	447,539
727,406	FHMS, Series Q-013 APT1#	1.20%	05/25/2050	727,118
2,400,000	FNMA, Pool# BL3537	2.61%	08/01/2026	2,501,028
979,142	FNMA, Pool# AN6809	2.91%	09/01/2027	1,028,493
2,000,000	FNMA, Pool# AN7996	3.15%	02/01/2028	2,122,036
2,500,000	FNMA, Pool# AN8982	3.44%	05/01/2028	2,667,833
1,283,000	FNMA, Pool# BL7071	1.91%	06/01/2035	1,253,869
93,128	FNMA, Pool# BK5105	5.50%	05/01/2048	103,340
109,815	FNMA, Pool# BK8032	5.50%	06/01/2048	123,016
95,053	FNMA, Pool# BN0202	5.50%	09/01/2048	105,951
109,763	FNMA, Pool# BN4936	5.50%	12/01/2048	120,730
108,933	FNMA, Pool# BN4921	5.50%	01/01/2049	119,809
3,720,457	FNMA, Pool# CB1050	2.50%	07/01/2051	3,806,234
2,985,545	FNMA, Pool# FM8754	3.00%	09/01/2051	3,137,429
75,410	FNMA REMIC Trust, Series 2017-M2 A2#	2.78%	02/25/2027	79,738
733,011	FNMA REMIC Trust, Series 2017-M13 A2#	2.93%	09/25/2027	783,696
1,930,000	FNMA REMIC Trust, Series 2019-M1 A2#	3.55%	09/25/2028	2,154,028
2,360,000	FNMA REMIC Trust, Series 2019-M22 A2	2.52%	08/27/2029	2,488,905
1,675,000	FREMF Mortgage Trust, Series 2019-KG01 B#^	4.16%	04/25/2029	1,763,776
1,000,000	FREMF Mortgage Trust, Series 2019-K89 B#^	4.29%	01/25/2051	1,117,181
1,000,000	FREMF Mortgage Trust, Series 2019-K734 B#^	4.05%	02/25/2051	1,072,915
1,250,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.02%	05/25/2052	1,347,998
2,570,000	FREMF Mortgage Trust, Series 2020-K737 B#^	3.30%	01/25/2053	2,698,512
13,624,000	GNMA, 2.00%, Due TBA January	2.00%	01/15/2052	13,754,917
755,074	GNMA, Pool# 781950X	4.50%	07/15/2035	844,667
858,034	GNMA, Pool# MA7106M	2.00%	01/20/2036	878,674
881,357	GNMA, Pool# MA7164M	2.00%	02/20/2036	904,137
724,547	GNMA REMIC Trust, Series 2020-167 EC	1.00%	02/20/2049	719,340
231,762	GNMA REMIC Trust, Series 2019-152 LC	3.50%	10/20/2049	234,543
935,317	GNMA REMIC Trust, Series 2020-016 MD	2.75%	02/20/2050	950,386
1,519,392	GNMA REMIC Trust, Series 2021-066 QA	1.00%	03/20/2050	1,488,318
1,738,918	GNMA REMIC Trust, Series 2021-023 ME	1.25%	02/20/2051	1,694,722
1,893,923	GNMA REMIC Trust, Series 2021-074 HA	1.00%	04/20/2051	1,854,700
1,129,361	GNMA REMIC Trust, Series 2021-074 NG	1.75%	04/20/2051	1,132,092
2,453,375	GNMA REMIC Trust, Series 2021-104 ED	1.75%	06/20/2051	2,451,856
981,967	GNMA REMIC Trust, Series 2021-125 UL	1.50%	07/20/2051	947,252
978,118	GNMA REMIC Trust, Series 2021-136 BD	2.00%	08/20/2051	968,233
1,371,000	GNMA REMIC Trust, Series 2021-158 JD	1.50%	09/20/2051	1,310,526
2,470,671	GNMA REMIC Trust, Series 2021-160 DK	2.00%	09/20/2051	2,392,344
1,498,487	GNMA REMIC Trust, Series 2021-177 KD	2.00%	10/20/2051	1,496,770
4,265,147	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	4,088,537
311,218	IMT Trust, Series 2017-APTS BFL (1 Month LIBOR USD + 0.95%)^	1.06%	06/15/2034	310,996
785,789	IMT Trust, Series 2017-APTS CFL (1 Month LIBOR USD + 1.10%)^	1.21%	06/15/2034	785,255
1,345,000	KNDL Mortgage Trust, Series 2019-KNSQ C (1 Month LIBOR USD + 1.05%)^	1.16%	05/15/2036	1,342,812
700,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	696,823

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 36.3% (Continued)
200,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	0.81%	11/15/2034	200,044
1,110,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	1.51%	11/15/2034	1,109,121
1,000,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC C^	3.40%	12/16/2038	1,020,291
Total Mortgage Backed Securities (Cost $104,235,523)				104,089,390

Asset Backed Securities — 9.6%
500,000	CNH Equipment Trust, Series 2020-A A4	1.51%	04/15/2027	503,643
2,650,000	CNH Equipment Trust, Series 2021-C B	1.41%	04/16/2029	2,636,803
328,200	Dext ABS LLC, Series 2020-1 A^	1.46%	02/16/2027	328,548
1,030,000	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	1,027,566
330,000	Dext ABS LLC, Series 2021-1 B^	1.76%	02/15/2028	327,638
292,718	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	294,066
1,129,891	FHF Trust, Series 2021-2A A^	0.83%	12/15/2026	1,122,575
576,448	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	573,020
133,652	FREED ABS Trust, Series 2021-1CP A^	0.66%	03/20/2028	133,509
600,000	FREED ABS Trust, Series 2021-1CP B^	1.41%	03/20/2028	599,035
2,899,571	GoodLeap Sustainable Home Solutions Trust, Series 2021-4 A^	1.93%	07/20/2048	2,844,074
1,495,000	GoodLeap Sustainable Home Solutions Trust, Series 2021-5 A^	2.31%	10/20/2048	1,495,044
1,975,000	HPEFS Equipment Trust, Series 2021-2 B^	0.61%	09/20/2028	1,955,631
1,000,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	1,011,327
1,000,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	1,013,092
620,000	HPEFS Equipment Trust, Series 2021-1 TR^	1.03%	03/20/2031	612,334
512,537	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + -0.55%)^	2.70%	02/25/2044	514,434
245,007	NYCTL Trust, Series 2019-A A^	2.19%	11/10/2032	246,006
327,000	Oportun Funding XIII LLC, Series 2019-A A^	3.08%	08/08/2025	330,418
305,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	304,442
1,075,000	PFS Financing Corp., Series 2021-A A^	0.71%	04/15/2026	1,060,778
362,000	SBA Tower Trust, Series 2020-1-2^	2.33%	01/15/2028	369,979
1,007,970	SoFi Consumer Loan Program Trust, Series 2021-1 A^	0.49%	09/25/2030	1,004,307
1,540,000	SoFi Consumer Loan Program Trust, Series 2021-1 B^	1.30%	09/25/2030	1,524,903
850,000	Stack Infrastructure Issuer LLC, Series 2020-1A A2^	1.89%	08/25/2045	836,430
750,000	Tesla Auto Lease Trust, Series 2020-A A3^	0.68%	12/20/2023	750,349
750,000	Tesla Auto Lease Trust, Series 2020-A C^	1.68%	02/20/2024	755,330
525,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	521,732
1,125,000	Vantage Data Centers LLC, Series 2020-1A A2^	1.65%	09/15/2045	1,101,166
750,000	Verizon Owner Trust, Series 2019-A C	3.22%	09/20/2023	760,861
1,000,000	Verizon Owner Trust, Series 2019-B C	2.60%	12/20/2023	1,015,169
Total Asset Backed Securities (Cost $27,681,586)				27,574,209

Foreign Government Bonds — 5.6%
5,600,000	International Bank for Reconstruction & Development	0.63%	04/22/2025	5,510,568
3,920,000	International Finance Corp.	2.00%	10/24/2022	3,971,023
2,425,000	Korea Development Bank (3 Month LIBOR USD + 0.73%)	0.85%	07/06/2022	2,432,129
4,000,000	Kreditanstalt fuer Wiederaufbau	2.00%	09/29/2022	4,047,096
Total Foreign Government Bonds (Cost $16,075,942)				15,960,816

U.S. Treasury Notes — 7.4%
10,805,000	United States Treasury Note	0.13%	01/15/2024	10,671,204
10,330,000	United States Treasury Note	2.75%	04/30/2023	10,634,049
Total U.S Treasury Notes (Cost $21,445,447)				21,305,253

Municipal Bonds — 3.4%
2,650,000	California Health Facilities Financing Authority	3.03%	06/01/2034	2,762,671
1,325,000	Colorado Health Facilities Authority	3.36%	12/01/2030	1,362,842
100,000	Honolulu, City & County Hawaii	3.00%	09/01/2027	107,262
30,000	Los Angeles California Community College District	6.60%	08/01/2042	47,673
430,000	Los Angeles California Wastewater System Revenue	3.49%	06/01/2029	470,047

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value/
Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — 3.4% (Continued)
15,000	Maryland Community Development Administration	3.24%	09/01/2048	15,556
3,300,000	Metropolitan Pier & Exposition Authority	3.96%	12/15/2026	3,447,980
1,000,000	New York City Housing Development Corp.	2.71%	08/01/2031	1,025,427
355,000	University of California	2.99%	05/15/2026	376,918
25,000	University of North Texas System	3.69%	04/15/2030	27,181
Total Municipal Bonds (Cost $9,263,925)				9,643,557

Short-Term Investments — 5.1%

Money Market Funds — 5.0%
14,224,459	First American Government Obligations Fund — Class Z, 0.02%*			14,224,459

U.S. Treasury Bills — 0.1%
250,000	United States Treasury Bill, 01/13/2022, 0.05%†			249,999
Total Short-Term Investments (Cost $14,474,455)				14,474,458
Total Investments — 103.7% (Cost $296,131,675)				297,128,411
Liabilities in Excess of Other Assets — (3.7)%				(10,679,816)
NET ASSETS — 100.0%				$286,448,595

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	36.3%
Mortgage Backed Securities	36.3%
Asset Backed Securities	9.6%
U.S. Treasury Notes	7.4%
Foreign Government Bonds	5.6%
Money Market Funds	5.0%
Municipal Bonds	3.4%
U.S. Treasury Bills	0.1%
Other Assets and Liabilities	(3.7)%
100.0%

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury Long Bond Futures	110	03/22/2022	$17,626,968	$17,648,125	$21,157
U.S. Treasury Ultra Bond Futures	194	03/22/2022	38,170,007	38,242,250	72,243
			$55,796,975	$55,890,375	$93,400

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(148)	03/31/2022	$(17,913,230)	$(17,904,531)	$8,699
U.S. Treasury 10-Year Note Futures	(339)	03/22/2022	(44,092,218)	(44,228,906)	(136,688)
U.S. Treasury 10-Year Ultra Note Futures	(114)	03/22/2022	(16,588,237)	(16,693,875)	(105,638)
			$(78,593,685)	$(78,827,312)	$(233,627)

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Maryland Bond Fund – Investor Shares (the “Fund”) increased 0.27% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 0.17%.

The Fund modestly outperformed its benchmark for the six-month period ended December 31, 2021, a period where municipal bond yields experienced relatively low volatility compared with other fixed income asset classes. Yield curve movements were in focus across fixed income markets during the period, as investors began to price in a greater likelihood of near-term Fed rate hikes. Curves flattened universally across investment-grade bond markets, led by the move in U.S. Treasuries, which “twisted” during the period (i.e. short-term bond yields moving higher and longer-term bond yields moving lower). The municipal yield curve also flattened during the period, but the short-term muni yields have not followed the short-term U.S. Treasury yields higher. For example, yields on AAA-rated muni bonds with maturities inside of three years finished the year at roughly 0.30%, while similar-maturity Treasury bonds yielded roughly 1.00%. In our view, much of this dislocation in short rate movements between munis and Treasuries is due to a combination of the continued strong asset flows into the muni market and a desire by many muni investors to seek refuge in short-maturity bonds. This combination has resulted in what we consider excessively rich relative valuations for the front end of the muni curve, particularly in the three to five-year range. We continue to be underweight that area of the curve in favor of relative overweight positions in intermediate maturity bonds and ultra-short-maturity and floating-rate bonds. Most of our curve positioning develops naturally as part of our security selection process. As we look at new opportunities, we assess relative value (and upside/downside) for those securities across the yield curve. Our curve positioning within the Fund is an outcome of that process. While we do seek to avoid overvalued portions of the market, we believe most of our alpha generation is likely to come from sector allocations and bottom-up security selection.

In terms of performance attribution, the Fund did benefit from strong performance in intermediate- and longer-maturity bonds during the period, while noting that much of that relative performance was driven by selection. Within credit, we continue to see value in middle-quality (A-rated and BBB-rated) investment-grade revenue-backed bonds and remain overweight those rating categories. This weighting is driven by the opportunities that our fundamental credit analysts are finding in the market rather than a top-down view on credit spreads. The Fund benefited from broad-based credit sector outperformance during the period highlighted by hospitals/health care, higher education and dedicated tax revenue issuers. Municipal credit fundamentals were a tailwind in 2021, and we continue to find opportunities within many essential service revenue sectors from both a yield carry and a performance upside standpoint.

Looking forward, we are focusing on delivering stability within the strategy. While there are times to play offense in bonds, we do not believe this is one of those times. We ultimately strive to build well-diversified portfolios that are concentrated in our highest-conviction ideas while seeking to deliver the best-possible risk-adjusted returns over the long term. We are currently aiming to position the Fund to have plenty of defense should volatility arise while also seeking to outperform through excess income generation and individual bond selection should we remain in a low-volatility world.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report. Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 96.5%

General Obligation Bonds — 24.5%
1,650,000	Baltimore County Maryland	5.00%	08/01/2028	1,843,121
6,000,000	Baltimore County Maryland	5.00%	03/01/2032	7,631,299
1,520,000	Baltimore County Maryland	4.00%	02/01/2033	1,632,905
5,000,000	Baltimore County Maryland	4.00%	03/01/2036	5,993,231
1,080,000	Baltimore, Maryland	5.00%	10/15/2032	1,329,255
2,400,000	Maryland State	5.00%	08/01/2024	2,686,905
1,400,000	Maryland State	5.00%	08/01/2031	1,758,014
3,500,000	Montgomery County Maryland	5.00%	11/01/2023	3,802,257
3,370,000	Montgomery County Maryland	3.00%	10/01/2034	3,752,597
1,350,000	Prince George’s County Maryland	5.00%	10/01/2024	1,518,847
1,500,000	Prince George’s County Maryland	5.00%	10/01/2025	1,749,339
1,550,000	Prince George’s County Maryland	5.00%	10/01/2026	1,865,253
2,200,000	Prince George’s County Maryland	5.00%	10/01/2027	2,722,679
1,000,000	Prince George’s County Maryland	5.00%	07/15/2029	1,261,095
5,000,000	Prince George’s County Maryland	4.00%	07/15/2037	5,923,267
				45,470,064
Revenue Bonds — 72.0%
975,000	Austin, Texas	7.88%	09/01/2026	979,193
1,320,000	Baltimore, Maryland	5.00%	07/01/2028	1,586,005
1,000,000	Baltimore, Maryland	5.00%	07/01/2028	1,201,519
520,000	Baltimore, Maryland	5.00%	06/15/2030	566,703
225,000	Baltimore, Maryland^	3.25%	06/01/2031	236,344
1,000,000	Baltimore, Maryland	5.00%	07/01/2032	1,092,331
670,000	Baltimore, Maryland	5.00%	06/15/2033	727,997
1,000,000	Baltimore, Maryland	4.00%	07/01/2034	1,194,058
1,600,000	Baltimore, Maryland	5.00%	07/01/2035	1,923,997
1,260,000	Baltimore, Maryland^	3.50%	06/01/2039	1,313,085
1,750,000	California Municipal Finance Authority^	5.00%	11/01/2039	1,989,170
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,696,460
1,000,000	Frederick County Maryland^	5.00%	09/01/2027	1,104,625
2,000,000	Frederick County Maryland	5.00%	07/01/2029	2,531,013
5,050,000	Frederick County Maryland^	5.00%	09/01/2032	5,712,123
1,110,000	Frederick County Maryland^	5.00%	09/01/2037	1,243,093
1,410,000	Frederick County Maryland	3.75%	07/01/2039	1,496,038
1,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2028	1,114,049
2,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2033	2,211,541
2,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	2,182,105
1,245,000	Maryland Community Development Administration	5.00%	09/01/2030	1,551,550
1,030,000	Maryland Community Development Administration	5.00%	09/01/2031	1,274,693
2,660,000	Maryland Community Development Administration	2.41%	07/01/2043	2,665,723
1,140,000	Maryland Community Development Administration Local Government Infrastructure	4.00%	06/01/2035	1,361,677
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	933,474
1,500,000	Maryland Economic Development Corp.	4.00%	07/01/2040	1,699,482
4,500,000	Maryland Economic Development Corp.	4.50%	07/01/2044	4,988,990
1,100,000	Maryland Stadium Authority	1.42%	05/01/2025	1,103,247
3,000,000	Maryland Stadium Authority	5.00%	05/01/2030	3,531,432
1,750,000	Maryland Stadium Authority Built to Learn Revenue	4.00%	06/01/2036	2,097,584
1,055,000	Maryland State Department of Transportation	4.00%	05/15/2022	1,069,892
1,715,000	Maryland State Department of Transportation	5.00%	10/01/2027	2,064,304
1,150,000	Maryland State Department of Transportation	4.00%	08/01/2038	1,370,615
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	538,159
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2024	511,194
1,450,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,606,920
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,730,960
1,060,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,085,478
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	482,778

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — 96.5% (Continued)

Revenue Bonds — 72.0% (Continued)
2,500,000	Maryland State Health & Higher Educational Facilities	5.25%	07/01/2026	2,794,576
1,605,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2028	1,788,436
3,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2029	4,258,196
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	108,200
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	324,257
1,070,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2032	1,192,291
250,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2033	287,662
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,411,849
1,955,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	2,221,061
430,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2036	492,856
1,200,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2037	1,405,044
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2038	1,730,032
1,310,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2043	1,503,556
4,355,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2045	5,254,254
4,000,000	Maryland State Health & Higher Educational Facilities#	5.00%	07/01/2045	4,782,370
1,000,000	Maryland State Transportation Authority	5.00%	06/01/2022	1,019,277
2,500,000	Maryland State Transportation Authority	5.00%	07/01/2023	2,676,972
850,000	Maryland State Transportation Authority	5.00%	07/01/2024	947,597
3,000,000	Maryland State Transportation Authority	5.00%	07/01/2025	3,469,826
1,510,000	Maryland State Transportation Authority	5.00%	07/01/2025	1,746,479
4,420,000	Maryland State Transportation Authority	5.00%	07/01/2028	5,419,123
4,330,000	Maryland State Transportation Authority	4.00%	06/01/2035	5,041,124
1,500,000	Metropolitan Washington DC Airports Authority	5.00%	10/01/2039	1,870,562
365,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	278,402
820,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	633,156
2,000,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	2,259,849
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,172,338
1,000,000	St Mary’s College of Maryland	4.00%	09/01/2024	1,089,509
1,335,000	University System of Maryland	5.00%	04/01/2022	1,350,669
3,280,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	3,520,713
2,700,000	Washington Suburban Sanitary Commission	4.00%	06/01/2032	3,261,079
3,500,000	Washington Suburban Sanitary Commission	4.00%	06/01/2042	3,782,432
				133,863,348
Total Municipal Bonds (Cost $171,789,408)				179,333,412

Short-Term Investments — 1.7%

Money Market Funds — 1.7%
3,092,172	First American Government Obligations Fund — Class Z, 0.02%*			3,092,172
Total Short-Term Investments (Cost $3,092,172)				3,092,172
Total Investments — 98.2% (Cost $174,881,580)				182,425,584
Other Assets in Excess of Liabilities — 1.8%				3,409,638
NET ASSETS — 100.0%				$185,835,222

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. Rate disclosed is as of the date of this report.
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	72.0%
General Obligation Bonds	24.5%
Money Market Funds	1.7%
Other Assets and Liabilities	1.8%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Tax-Exempt Bond Fund – Investor Shares (the “Fund”) increased 0.36% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 0.17%.

The Fund modestly outperformed its benchmark for the six-month period ended December 31, 2021, a period where municipal bond yields experienced relatively low volatility compared with other fixed income asset classes. Yield curve movements were in focus across fixed income markets during the period, as investors began to price in a greater likelihood of near-term Fed rate hikes. Curves flattened universally across investment-grade bond markets, led by the move in U.S. Treasuries, which “twisted” during the period (i.e., short-term bond yields moving higher and longer-term bond yields moving lower). The municipal yield curve also flattened during the period, but the short-term muni yields have not followed the short-term U.S. Treasury yields higher. For example, yields on AAA-rated muni bonds with maturities inside of three years finished the year at roughly 0.30%, while similar-maturity Treasury bonds yielded roughly 1.00%. In our view, much of this dislocation in short rate movements between munis and Treasuries is due to a combination of the continued strong asset flows into the muni market and a desire by many muni investors to seek refuge in short-maturity bonds. This combination has resulted in what we consider rich relative valuations for the front end of the muni curve, particularly in the three- to five-year range. We continue to be underweight that area of the curve in favor of relative overweight positions in intermediate maturity bonds and ultra-short-maturity and floating-rate bonds. Most of our curve positioning develops naturally as part of our security selection process. As we look at new opportunities, we assess relative value (and upside/downside) for those securities across the yield curve. Our curve positioning within the Fund is an outcome of that process. While we do seek to avoid overvalued portions of the market, we believe most of our alpha generation is likely to come from sector allocations and bottom-up security selection.

In terms of performance attribution, the Fund did benefit from strong performance in intermediate- and longer-maturity bonds during the period, while noting that much of that relative performance was driven by selection. Within credit, we continue to see value in middle-quality (A-rated and BBB-rated) investment-grade revenue-backed bonds and remain overweight those rating categories. This weighting is driven by the opportunities that our fundamental credit analysts are finding in the market rather than a top-down view on credit spreads. The Fund benefited from broad-based credit sector outperformance during the period highlighted by hospitals/health care, higher education and dedicated tax revenue issuers. Municipal credit fundamentals were a tailwind in 2021, and we continue to find opportunities within many essential service revenue sectors from both a yield carry and a performance upside standpoint.

Looking forward, we are focusing on delivering stability within the strategy. While there are times to play offense in bonds, we do not believe this is one of those times. We ultimately strive to build well-diversified portfolios that are concentrated in our highest-conviction ideas while seeking to deliver the best-possible risk-adjusted returns over the long term. We are currently aiming to position the Fund to have plenty of defense should volatility arise while also seeking to outperform through excess income generation and individual bond selection should we remain in a low-volatility world.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
December 31, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.8%

General Obligation Bonds — 9.9%
4,480,000	Alameda California Unified School District+	2.50%	08/01/2032	3,754,081
1,000,000	Alamo Texas Community College District	4.00%	02/15/2035	1,099,752
2,000,000	Broward County Florida School District	5.00%	07/01/2029	2,301,190
3,600,000	California, State of	4.00%	11/01/2033	4,214,546
2,000,000	California, State of	4.00%	11/01/2034	2,339,268
2,800,000	Chicago Illinois Park District	5.75%	01/01/2038	3,100,174
9,000,000	Chicago Illinois Park District†	5.00%	01/01/2044	11,081,771
3,040,000	Clark County Nevada School District	5.00%	06/15/2027	3,541,405
5,000,000	Clark County Nevada School District	4.00%	06/15/2034	5,598,807
8,045,000	Grossmont California Healthcare District+	2.49%	07/15/2033	6,670,507
5,000,000	Kane, McHenry, Cook & DeKalb Counties Illinois Unit School District No. 300	5.25%	01/01/2033	5,242,247
1,025,000	Katy Texas Independent School District	5.00%	02/15/2038	1,205,247
1,985,000	Kitsap County Washington School District No 401 Central Kitsap	4.00%	12/01/2033	2,250,205
2,460,000	Kitsap County Washington School District No 401 Central Kitsap	4.00%	12/01/2034	2,785,247
1,435,000	Lane County Oregon School District No 9 Springfield+	3.49%	06/15/2032	1,194,282
1,200,000	Las Vegas Valley Nevada Water District	5.00%	06/01/2033	1,222,732
5,240,000	Louisiana, State of	4.00%	05/01/2035	5,788,069
830,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	0.66%	05/01/2037	835,023
17,000,000	New York, City of New York†	4.00%	08/01/2037	20,011,820
4,015,000	New York, City of New York	5.00%	03/01/2043	5,068,071
3,030,000	Ohio, State of	5.00%	05/01/2035	3,455,876
7,000,000	Hawaii, State of	2.80%	10/01/2027	7,402,928
7,000,000	Texas, State of	4.00%	10/01/2044	7,576,813
4,640,000	Twin Rivers California Unified School District+	2.42%	08/01/2032	3,835,524
5,350,000	Washington, State of	5.00%	02/01/2039	6,401,982
3,325,000	Will County Illinois Community Unit School District No 365 Valley View	4.00%	11/01/2037	3,772,612
1,000,000	York County Pennsylvania	5.00%	06/01/2032	1,125,679
				122,875,858
Revenue Bonds — 88.9%
1,285,000	Arizona Sports & Tourism Authority	5.00%	07/01/2028	1,310,629
10,000,000	Austin Texas Water & Wastewater System Revenue	5.00%	11/15/2043	10,987,453
4,200,000	Austin, Texas	7.88%	09/01/2026	4,218,064
17,000,000	Black Belt Energy Gas District#	4.00%	12/01/2048	17,971,577
10,475,000	Buckeye Ohio Tobacco Settlement Financing Authority	4.00%	06/01/2038	12,226,402
1,445,000	California Infrastructure & Economic Development Bank	4.00%	11/01/2031	1,536,323
1,050,000	California Infrastructure & Economic Development Bank
	(SIFMA Municipal Swap Index + 0.35%)	0.45%	08/01/2047	1,053,122
4,300,000	Central Florida Expressway Authority	4.00%	07/01/2034	5,300,893
2,000,000	Chicago Illinois Wastewater Transmission Revenue	5.00%	01/01/2031	2,254,870
4,000,000	Chicago Illinois Waterworks Revenue	5.00%	11/01/2039	4,435,661
7,880,000	Chicago O’Hare International Airport	5.00%	01/01/2033	8,881,686
4,690,000	Colorado Health Facilities Authority	5.00%	11/15/2034	5,183,463
7,715,000	Colorado Health Facilities Authority	5.00%	12/01/2035	8,629,288
1,000,000	Colorado Housing and Finance Authority	1.55%	04/01/2023	1,002,087
5,530,000	Dauphin County Pennsylvania General Authority	5.00%	06/01/2042	5,632,220
10,050,000	Delaware Valley Pennsylvania Regional Finance Authority (3 Month LIBOR USD + 0.65%)	0.76%	06/01/2027	10,027,780
3,380,000	Denver Colorado Airport System Revenue	1.72%	11/15/2027	3,397,241
6,750,000	Denver Colorado Airport System Revenue	5.00%	12/01/2034	9,193,021
9,150,000	Denver Colorado Airport System Revenue	5.00%	12/01/2036	12,808,914
5,000,000	Denver Colorado Dedicated Tax Revenue	5.00%	08/01/2042	5,823,909
4,855,000	District of Columbia	5.00%	03/01/2038	6,254,668
1,625,000	District of Columbia Water & Sewer Authority	5.00%	10/01/2028	1,891,170
2,345,000	District of Columbia Water & Sewer Authority	5.25%	10/01/2044	2,733,687
1,385,000	Energy Northwest	5.00%	07/01/2033	1,587,362

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.8% (Continued)

Revenue Bonds — 88.9% (Continued)
4,500,000	Florida Development Finance Corp.	4.00%	11/15/2033	5,491,570
13,500,000	Florida Municipal Power Agency	1.43%	10/01/2026	13,473,035
3,000,000	Glendale Arizona Industrial Development Authority	5.00%	11/15/2048	3,447,688
6,835,000	Glendale Arizona Industrial Development Authority	5.00%	11/15/2054	7,838,949
15,445,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2031	19,480,791
14,260,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2032	17,986,149
8,925,000	Grand Forks North Dakota Health Care System	4.00%	12/01/2035	10,650,261
1,375,000	Grand Forks North Dakota Health Care System	4.00%	12/01/2037	1,633,910
5,000,000	Grand Forks, County of North Dakota^	6.63%	12/15/2031	5,068,530
2,500,000	Grand Forks, County of North Dakota^	9.00%	06/15/2044	2,510,569
4,050,000	Harris County Texas Sports Authority+	4.43%	11/15/2034	2,517,585
1,385,000	Hudson County New Jersey Improvement Authority	5.00%	05/01/2041	1,611,078
2,000,000	Illinois Sales Tax Revenue	1.80%	06/15/2027	1,969,302
1,750,000	Illinois Sales Tax Revenue	2.00%	06/15/2028	1,719,656
10,000,000	Illinois Sales Tax Revenue	3.00%	06/15/2034	10,977,286
3,000,000	Illinois State Toll Highway Authority	5.00%	01/01/2031	3,138,238
1,250,000	Illinois State Toll Highway Authority	5.00%	01/01/2033	1,476,270
1,500,000	Illinois State Toll Highway Authority	5.00%	01/01/2037	1,710,241
6,070,000	Imperial California Irrigation District Electric System Revenue	4.00%	11/01/2037	7,047,333
1,810,000	Indianapolis Indiana Local Public Improvement Bond Bank	5.00%	02/01/2034	1,976,670
5,000,000	Industrial Development Authority of the City of St Louis Missouri	2.22%	12/01/2038	5,042,865
2,000,000	Jacksonville, Florida Sales Tax Revenue	5.00%	10/01/2030	2,070,289
3,720,000	Kansas City Missouri Municipal Assistance Corp.+	3.07%	04/15/2026	3,581,565
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	3,273,157
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,648,515
5,235,000	Lees Summit Missouri Industrial Development Authority	5.25%	08/15/2039	5,596,935
10,000,000	Lehigh County Pennsylvania (SIFMA Municipal Swap Index + 1.10%)	1.20%	08/15/2038	10,280,346
2,720,000	Louisiana Public Facilities Authority	4.00%	05/15/2042	3,051,410
7,000,000	Louisiana State Gasoline & Fuels Tax Revenue	5.00%	05/01/2041	7,943,766
21,505,000	Love Field Texas Airport Modernization Corp.	5.00%	11/01/2028	22,323,080
25,000,000	Main Street Natural Gas, Inc. (1 Month LIBOR USD + 0.75%)	0.82%	04/01/2048	25,128,137
29,000,000	Main Street Natural Gas, Inc. (1 Month LIBOR USD + 0.83%)	0.90%	08/01/2048	29,231,171
10,000,000	Main Street Natural Gas, Inc.#	4.00%	03/01/2050	11,325,387
5,000,000	Maryland Community Development Administration	2.41%	07/01/2043	5,010,758
3,840,000	Massachusetts Housing Finance Agency	4.00%	12/01/2033	3,905,608
3,685,000	Metropolitan Government Nashville & Davidson County Health & Educational Authority	4.05%	07/01/2026	4,030,816
14,250,000	Metropolitan Pier & Exposition Authority+	2.17%	06/15/2030	12,175,559
1,495,000	Metropolitan Pier & Exposition Authority+	2.28%	12/15/2033	1,156,494
10,000,000	Metropolitan Pier & Exposition Authority+	4.43%	06/15/2035	7,414,037
10,165,000	Metropolitan Pier & Exposition Authority+	4.20%	06/15/2037	7,025,879
5,365,000	Metropolitan Pier & Exposition Authority+	2.88%	06/15/2038	3,560,263
1,000,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2053	1,123,162
7,725,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2057	8,999,963
1,000,000	Metropolitan Transportation Authority	5.00%	11/15/2027	1,038,496
5,295,000	Metropolitan Transportation Authority	5.00%	11/15/2028	6,106,769
1,705,000	Metropolitan Transportation Authority+	3.20%	11/15/2029	1,484,982
2,235,000	Metropolitan Transportation Authority	5.25%	11/15/2031	2,695,210
6,000,000	Metropolitan Transportation Authority+	3.60%	11/15/2033	4,683,610
5,000,000	Metropolitan Transportation Authority	5.00%	11/15/2035	5,676,427
1,000,000	Metropolitan Transportation Authority	5.00%	11/15/2036	1,119,161
5,120,000	Metropolitan Transportation Authority	5.00%	11/15/2036	6,095,200
17,590,000	Metropolitan Transportation Authority	5.00%	11/15/2038	18,505,378
10,000,000	Metropolitan Transportation Authority	5.00%	11/15/2038	10,709,208
10,000,000	Metropolitan Transportation Authority	5.25%	11/15/2044	10,936,165
6,760,000	Miami-Dade County Florida Water & Sewer System Revenue	4.00%	10/01/2035	7,891,942

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.8% (Continued)

Revenue Bonds — 88.9% (Continued)
2,000,000	Michigan State Finance Authority	5.00%	11/01/2044	2,298,807
2,020,000	Michigan State University	4.00%	08/15/2030	2,135,914
3,000,000	Missouri Joint Municipal Electric Utility Commission	5.00%	01/01/2030	3,269,814
2,000,000	Missouri Joint Municipal Electric Utility Commission	5.00%	12/01/2030	2,296,884
1,595,000	Missouri Joint Municipal Electric Utility Commission	5.00%	12/01/2037	1,827,016
5,000,000	Nebraska Educational Health Cultural & Social Services Finance Authority	4.00%	01/01/2044	5,624,625
1,080,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2031	925,961
1,750,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.25%	07/01/2036	1,429,705
250,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	190,686
4,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2046	3,023,624
2,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,544,284
5,900,000	New Jersey Economic Development Authority	3.38%	06/15/2026	6,278,396
5,000,000	New Jersey Economic Development Authority	3.47%	06/15/2027	5,364,518
2,350,000	New Jersey Economic Development Authority (SIFMA Municipal Swap Index + 1.55%)	1.65%	09/01/2027	2,375,711
2,835,000	New Jersey Economic Development Authority (SIFMA Municipal Swap Index + 1.60%)	1.70%	03/01/2028	2,867,023
1,950,000	New Jersey Educational Facilities Authority	5.00%	07/01/2027	2,230,694
1,000,000	New Jersey Transportation Trust Fund Authority	5.25%	06/15/2028	1,152,738
4,320,000	New Jersey Transportation Trust Fund Authority+	1.59%	12/15/2032	3,527,971
1,000,000	New Jersey Transportation Trust Fund Authority+	2.14%	12/15/2035	751,819
9,675,000	New Jersey Transportation Trust Fund Authority+	2.27%	12/15/2038	6,678,830
1,550,000	New Jersey Turnpike Authority	5.00%	01/01/2028	1,723,052
13,565,000	New Mexico Municipal Energy Acquisition Authority#	5.00%	11/01/2039	15,400,395
16,000,000	New York & New Jersey Port Authority	4.00%	03/15/2030	18,810,696
1,165,000	New York & New Jersey Port Authority	5.00%	05/01/2031	1,331,228
12,250,000	New York & New Jersey Port Authority	4.00%	11/01/2034	14,527,625
7,000,000	New York & New Jersey Port Authority	5.00%	12/01/2034	7,605,327
2,010,000	New York City Transitional Finance Authority Building Aid Revenue	5.00%	07/15/2033	2,060,832
13,965,000	New York City Transitional Finance Authority Future Tax Secured Revenue	0.84%	11/01/2025	13,671,919
2,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue	3.05%	05/01/2027	2,131,074
2,635,000	New York City Transitional Finance Authority Future Tax Secured Revenue	2.67%	08/01/2027	2,756,315
8,165,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00%	02/01/2034	8,574,571
7,045,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00%	08/01/2036	7,842,846
7,575,000	New York City Transitional Finance Authority Future Tax Secured Revenue	4.00%	05/01/2043	8,859,313
7,340,000	New York City Transitional Finance Authority Future Tax Secured Revenue	4.00%	05/01/2045	8,650,318
10,000,000	New York City Water & Sewer System	5.00%	06/15/2047	10,450,284
10,085,000	New York City Water & Sewer System	4.25%	06/15/2047	10,654,109
1,235,000	New York Convention Center Development Corp.	5.00%	11/15/2026	1,434,901
2,000,000	New York Convention Center Development Corp.+	2.46%	11/15/2032	1,603,117
8,730,000	New York Convention Center Development Corp.+	2.52%	11/15/2035	6,441,883
3,000,000	New York Convention Center Development Corp.+	2.77%	11/15/2037	2,085,438
2,750,000	New York Convention Center Development Corp.+	3.09%	11/15/2037	1,944,925
10,000,000	New York State Dormitory Authority	1.19%	03/15/2026	9,865,584
1,675,000	New York State Dormitory Authority	5.00%	03/15/2030	1,941,091
1,115,000	New York State Dormitory Authority	5.00%	02/15/2031	1,345,304
1,325,000	New York State Dormitory Authority	5.00%	03/15/2031	1,534,435
2,000,000	New York State Dormitory Authority	5.00%	03/15/2036	2,306,607
6,915,000	New York State Dormitory Authority	5.00%	03/15/2037	6,979,723
20,035,000	New York State Thruway Authority	5.00%	01/01/2037	25,478,319
9,390,000	New York State Urban Development Corp.	4.00%	03/15/2038	11,123,551
6,850,000	New York State Urban Development Corp.†	4.00%	03/15/2045	8,050,449
15,000,000	New York State Urban Development Corp.†	4.00%	03/15/2046	17,468,315
5,030,000	New York Transportation Development Corp.	4.00%	07/01/2041	5,406,041
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,813,496
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	1,947,234
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,172,338

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.8% (Continued)

Revenue Bonds — 88.9% (Continued)
4,165,000	North Texas Tollway Authority	5.00%	01/01/2032	4,685,196
2,000,000	Omaha Nebraska Public Power District	5.00%	02/01/2043	2,262,931
1,000,000	Onondaga County New York Trust for Cultural Resources	4.00%	12/01/2049	1,174,719
1,150,000	Orange County Florida Convention Center/Orlando	5.00%	10/01/2027	1,331,243
1,000,000	Park Creek Colorado Metropolitan District	5.00%	12/01/2034	1,139,844
2,000,000	Peace River Manasota Regional Water Supply Authority	5.00%	10/01/2035	2,239,635
10,000,000	Pennsylvania Turnpike Commission	5.00%	06/01/2029	11,780,505
6,360,000	Pennsylvania Turnpike Commission	4.00%	12/01/2036	7,234,175
8,700,000	Pennsylvania Turnpike Commission	5.00%	12/01/2043	9,747,512
10,000,000	Phoenix Arizona Civic Improvement Corp.	5.00%	07/01/2049	12,363,138
2,070,000	Pinal County Arizona	5.00%	08/01/2027	2,304,427
4,000,000	Pompano Beach, City of Florida	4.00%	09/01/2050	4,332,740
17,483,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue+	4.63%	07/01/2033	13,273,889
2,750,000	Riverside County California Transportation Commission	4.00%	06/01/2039	3,293,822
3,750,000	Riverside County California Transportation Commission	4.00%	06/01/2040	4,483,683
4,230,000	Sales Tax Securitization Corp.	5.50%	01/01/2032	5,438,771
5,735,000	San Diego California Tobacco Settlement Revenue Funding Corp.	4.00%	06/01/2032	6,334,339
7,300,000	San Francisco California City & County Airport
	Commission-San Francisco International Airport	4.00%	05/01/2039	8,551,819
2,290,000	Tampa, City of Florida+	3.37%	09/01/2040	1,264,005
1,850,000	Tampa, City of Florida+	3.74%	09/01/2045	814,531
22,140,000	Tennessee Energy Acquisition Corp.#	4.00%	05/01/2048	23,027,891
7,150,000	Tennessee Energy Acquisition Corp.#	4.00%	11/01/2049	7,894,049
3,045,000	Terrebonne Parish Louisiana+	3.14%	04/01/2036	2,234,213
17,380,000	Texas Municipal Gas Acquisition & Supply Corp II (3 Month LIBOR USD + 0.87%)	1.01%	09/15/2027	17,611,945
700,000	Texas Municipal Power Agency Revenue	3.00%	09/01/2032	752,925
1,100,000	Texas Municipal Power Agency Revenue	3.00%	09/01/2034	1,180,614
1,265,000	Tobacco Settlement Authority	5.25%	06/01/2032	1,277,074
11,105,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2031	13,555,811
20,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2035	22,409,260
5,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2046	5,874,894
1,045,000	Triborough Bridge & Tunnel Authority+	3.39%	11/15/2031	861,460
9,030,000	TSASC, Inc.	5.00%	06/01/2031	10,793,368
1,050,000	University of Texas System — Permanent University Fund	4.00%	07/01/2032	1,140,984
4,941,498	Utah Housing Corp.	2.50%	08/21/2051	5,159,707
4,990,952	Utah Housing Corp.	2.50%	11/21/2051	5,211,344
17,026,485	Vermont Student Assistance Corp. (1 Month LIBOR USD + 1.00%)	1.10%	06/02/2042	17,044,635
3,300,000	Virginia Small Business Financing Authority	5.00%	07/01/2034	3,323,190
6,080,000	Virginia Small Business Financing Authority	5.00%	07/01/2034	6,122,733
1,230,000	Virginia Small Business Financing Authority	4.00%	12/01/2036	1,388,479
2,000,000	Washington DC Metropolitan Area Transit Authority	4.00%	07/15/2045	2,366,860
1,000,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	1,073,388
2,655,000	Washington State Housing Finance Commission^	5.00%	01/01/2031	2,928,644
5,000,000	West Virginia State Hospital Finance Authority	5.00%	06/01/2023	5,325,403
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,757,657
5,250,000	Wise County Virginia Industrial Development Authority#	0.75%	10/01/2040	5,298,162
				1,102,361,600
Total Municipal Bonds (Cost $1,181,276,262)				1,225,237,458
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 1.5%

Money Market Funds — 1.5%
17,834,958	First American Government Obligations Fund — Class Z, 0.02%*	17,834,958
Total Short-Term Investments (Cost $17,834,958)		17,834,958
Total Investments — 100.3% (Cost $1,199,111,220)		1,243,072,416

Floating Rate Note Obligations — (2.1)%
Notes with interest and fee rates ranging from 0.68% to 0.72% as of the date of this report and
contractual maturities of collateral ranging from 08/01/2037 to 03/15/2046~		(25,425,000)
Other Assets in Excess of Liabilities — 1.8%		22,304,650
NET ASSETS —100.0%		$1,239,952,066

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
†	Underlying security related to TOB Trusts entered into by the Fund.
*	Annualized seven-day yield as of the date of this report.
~
Floating rate note obligations related to securities held. The interest and fee rate shown reflects the rates in effect as of the date of this report. As of the date of this report, the Fund’s investments with a value of $56,612,355 are held by TOB Trusts and serve as collateral for the $25,425,000 in the floating rate note obligations outstanding at that date.

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	88.9%
General Obligation Bonds	9.9%
Money Market Funds	1.5%
Floating Rate Note Obligations	(2.1)
Other Assets and Liabilities	1.8%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Tax-Exempt Sustainable Bond Fund – Investor Shares (the “Fund”) increased 0.66% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 0.17%.

The Fund modestly outperformed its benchmark for the six-month period ended December 31, 2021, a period where broad municipal bond yields experienced relatively low volatility compared to other fixed income asset classes. Yield curve movements were in focus across fixed income markets during the period, as investors began to price in the likelihood of near-term Fed rate hikes. Curves flattened universally across investment-grade bond markets led by the move in U.S. Treasuries, which “twisted” during the period, with short-term bond yields moving higher and longer-term bond yields moving lower. The municipal yield curve did flatten during the period, but short-term muni yields have not followed U.S. Treasury yields higher. For example, yields on AAA-rated muni bonds with maturities inside of three years finished the year at roughly 0.30%, while similar-maturity Treasury bonds yielded roughly 1.00%. In our view, much of this dislocation in short rate movements between munis and Treasuries is due to a combination of the continued strong asset flows into the muni market and a desire by many muni investors to seek refuge in short-maturity bonds. This combination has resulted in what we consider excessively high relative valuations for the front-end of the muni curve, particularly in the three to five year range. We continue to be underweight that area of the curve in favor of relative overweight positions in intermediate maturity bonds and ultra-short-maturity and floating-rate bonds. Most of our curve positioning develops naturally as part of our security selection process. As we look at new opportunities, we assess relative value (and upside/downside) for those securities across the yield curve. Our curve positioning within the Fund is an outcome of that process. While we do seek to avoid overvalued portions of the market, we believe most of our alpha generation is likely to come from sector allocations and bottom-up security selection.

In terms of performance attribution, the Fund did benefit from strong performance in intermediate- and longer-maturity bonds during the period, but much of that relative performance was driven by selection. Within credit we continue to see value in middle-quality (A-rated and BBB-rated) investment-grade revenue-backed bonds and remain overweight those rating categories. This is driven by the opportunities that our fundamental credit and ESG analysts are finding in the market rather than a top-down view on credit spreads. The Fund benefited from broad-based credit sector outperformance during the period highlighted by hospitals/health care, lease revenue, and dedicated tax revenue issuers. Municipal credit fundamentals were a tailwind in 2021, and we continue to find opportunities within many essential service revenue sectors from both a yield carry, performance upside standpoint and with strong positive impact.

Looking forward, we are focusing on delivering stability within the strategy. While there are times to play offense in bonds, we do not believe this is one of those times. We ultimately strive to build well-diversified portfolios that are concentrated in our highest-conviction ideas while seeking to deliver the best-possible risk-adjusted returns over the long-term. We are currently aiming to position the Fund to have plenty of defense should volatility arise, while also seeking to outperform through excess income generation and individual bond selection should we remain in a low-volatility world.

We expect to publish our 2021 Impact Report in February and look forward to sharing more detail about the impact in the Fund and outlook for the sustainable landscape in 2022.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Amy N. Hauter, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors. The Adviser utilizes ESG analysis in connection with the Fund’s investments in fixed-income securities. ESG factors are considered systematically and comprehensively through leveraging a repeatable process that strives to minimize risk and capture opportunity.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.7%

General Obligation Bonds — 9.0%
2,425,000	Chicago Illinois Park District	4.00%	01/01/2034	2,831,963
6,000,000	Chicago Illinois Park District†	5.00%	01/01/2044	7,387,847
1,125,000	Detroit City Michigan School District	5.00%	05/01/2039	1,433,582
4,315,000	New Jersey, State of	2.30%	06/01/2027	4,440,474
1,905,000	New York, City of New York	1.25%	08/01/2027	1,864,403
1,250,000	New York, City of New York	2.90%	10/01/2027	1,328,301
				19,286,570
Revenue Bonds — 88.7%
1,000,000	American Municipal Power Ohio, Inc.	4.00%	02/15/2044	1,141,217
4,985,000	Arizona Board of Rights State University Systems	5.00%	07/01/2025	5,769,454
1,200,000	Arizona Industrial Development Authority	4.00%	07/01/2041	1,291,018
2,250,000	Austin, Texas	7.88%	09/01/2026	2,259,677
1,000,000	Baltimore County Maryland	4.00%	01/01/2039	1,160,606
1,525,000	Baltimore County Maryland	4.00%	01/01/2040	1,767,334
1,500,000	Baltimore County Maryland	4.00%	01/01/2045	1,718,111
1,950,000	Bay Area Water Supply & Conservation Agency	5.00%	10/01/2034	2,065,452
750,000	Buffalo New York Sewer Authority	4.00%	06/15/2051	851,500
630,000	California Infrastructure & Economic Development Bank	4.00%	08/01/2023	666,053
500,000	California Infrastructure & Economic Development Bank	4.00%	08/01/2024	544,130
1,005,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2038	1,268,379
1,000,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2039	1,259,931
2,000,000	California Infrastructure & Economic Development Bank	4.00%	05/01/2046	2,353,413
4,360,000	California Infrastructure & Economic Development Bank
	(SIFMA Municipal Swap Index + 0.35%)	0.45%	08/01/2047	4,372,963
1,170,000	California Municipal Finance Authority^	5.00%	11/01/2029	1,334,780
1,575,000	California Municipal Finance Authority^	5.00%	11/01/2049	1,773,805
1,180,000	California School Finance Authority^	5.00%	07/01/2037	1,385,682
2,250,000	Central Puget Sound Regional Transit Authority	5.00%	11/01/2045	2,635,164
6,450,000	Charlotte-Mecklenburg Hospital Authority	5.00%	01/15/2031	6,478,694
5,000,000	Clayton County Georgia Development Authority	5.00%	07/01/2033	5,117,766
1,500,000	Colorado Health Facilities Authority	4.00%	12/01/2040	1,734,149
1,000,000	Connecticut State Clean Water Fund	4.00%	02/01/2035	1,191,520
1,500,000	Connecticut State Clean Water Fund	5.00%	05/01/2036	1,809,860
5,000,000	Denver, Colorado City & County Airport System Revenue	1.72%	11/15/2027	5,025,505
3,000,000	District of Columbia Water & Sewer Authority	5.00%	10/01/2039	3,508,901
2,495,000	Du Page County, Illinois	3.00%	05/15/2047	2,595,785
1,320,000	East Chicago Sanitary District	4.00%	07/15/2031	1,406,752
2,000,000	Florida Development Finance Corp.	4.00%	11/15/2034	2,435,060
2,375,000	Glendale Arizona Industrial Development Authority	5.00%	11/15/2042	2,741,869
2,500,000	Grand Forks County North Dakota^	7.00%	12/15/2043	2,526,382
2,500,000	Grand Forks County North Dakota^	9.00%	06/15/2044	2,510,570
600,000	Harris County Texas Flood Control District	5.00%	10/01/2027	700,222
1,405,000	Hartford County Connecticut Metropolitan District Clean Water Project	5.00%	11/01/2036	1,585,738
985,000	Illinois Finance Authority (1 Month LIBOR USD + 0.50%)	0.57%	11/01/2034	985,085
5,000,000	Lakeland Florida Hospital System	5.00%	11/15/2040	5,595,130
3,000,000	Lancaster County Pennsylvania Solid Waste Management Authority	5.25%	12/15/2031	3,283,228
3,470,000	Los Angeles County California Metropolitan Transportation Authority	5.00%	07/01/2038	4,228,457
970,000	Maricopa County Arizona Industrial Development Authority
	(SIFMA Municipal Swap Index + 0.38%)	0.48%	01/01/2035	970,313
2,500,000	Maryland Community Development Administration	2.41%	07/01/2043	2,505,379
1,275,000	Maryland Economic Development Corp.	4.00%	07/01/2040	1,444,559
4,200,000	Massachusetts Bay Transportation Authority#	0.11%	03/01/2030	4,200,000
4,455,000	Massachusetts Clean Energy Cooperative Corp.	1.57%	07/01/2026	4,445,505
1,500,000	Massachusetts Educational Financing Authority	2.56%	07/01/2026	1,547,310

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.7% (Continued)

Revenue Bonds — 88.7% (Continued)
1,000,000	Massachusetts Port Authority	5.00%	07/01/2037	1,298,772
5,000,000	Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities	5.00%	07/01/2040	5,893,961
135,000	Metropolitan Pier & Exposition Authority+	2.17%	12/15/2031	110,197
3,000,000	Metropolitan Pier & Exposition Authority+	2.28%	12/15/2032	2,384,479
270,000	Metropolitan Pier & Exposition Authority+	2.71%	06/15/2034	206,023
135,000	Metropolitan Pier & Exposition Authority+	2.81%	06/15/2035	100,090
175,000	Metropolitan Pier & Exposition Authority+	2.89%	06/15/2037	120,957
1,175,000	Metropolitan Pier & Exposition Authority+	3.40%	12/15/2038	768,793
375,000	Metropolitan Pier & Exposition Authority+	3.38%	12/15/2051	169,988
590,000	Metropolitan Pier & Exposition Authority+	3.53%	12/15/2052	259,680
3,230,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2053	3,627,814
1,955,000	Metropolitan Transportation Authority	5.25%	11/15/2033	2,417,831
1,050,000	Metropolitan Transportation Authority	5.00%	11/15/2035	1,262,319
5,000,000	Metropolitan Transportation Authority	5.00%	11/15/2037	5,812,393
1,250,000	Metropolitan Transportation Authority	5.00%	11/15/2038	1,567,659
1,870,000	Metropolitan Transportation Authority	5.00%	11/15/2042	1,964,239
1,500,000	Miami-Dade County Florida Water & Sewer System	4.00%	10/01/2039	1,818,261
2,540,000	Monroeville Pennsylvania Finance Authority	4.25%	02/15/2042	2,598,634
2,075,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	1,582,697
1,000,000	New Jersey Economic Development Authority	3.47%	06/15/2027	1,072,904
1,960,000	New Jersey Housing & Mortgage Finance Agency	1.60%	10/01/2026	1,961,920
2,000,000	New York City Housing Development Corp.	2.60%	11/01/2034	2,073,091
1,000,000	New York City Water & Sewer System	5.00%	06/15/2047	1,189,877
2,425,000	New York Liberty Development Corp.	4.00%	09/15/2035	2,441,313
3,000,000	New York Liberty Development Corp.	5.00%	09/15/2040	3,025,960
930,000	New York State Dormitory Authority	5.00%	07/01/2050	1,056,392
2,500,000	New York State Housing Finance Agency	1.60%	11/01/2024	2,513,107
1,414,465	New York State Housing Finance Agency	1.65%	05/15/2039	1,380,673
1,000,000	Ohio Higher Educational Facility Commission#	1.63%	12/01/2034	1,030,751
1,500,000	Ohio, State of (SIFMA Municipal Swap Index + 0.40%)	0.50%	01/01/2052	1,501,455
2,500,000	Phoenix Arizona Civic Improvement Corp.	5.00%	07/01/2049	3,090,785
2,000,000	Pompano Beach, City of Florida	3.50%	09/01/2035	2,148,469
1,500,000	Portland Maine General Airport Revenue	4.00%	01/01/2038	1,726,675
1,500,000	Regional Transportation Authority	5.00%	06/01/2031	1,665,956
1,500,000	San Francisco, California City & County Airports Common International Airport	4.00%	05/01/2037	1,782,691
2,500,000	St. Louis, City of Missouri Industrial Development Authority	2.22%	12/01/2038	2,521,433
1,200,000	Tampa Florida Hospital Revenue	4.00%	07/01/2039	1,405,494
1,000,000	Tampa Florida Hospital Revenue	4.00%	07/01/2045	1,151,885
2,635,000	Upper Santa Clara Valley California Joint Powers Authority	4.00%	08/01/2045	2,923,434
2,223,674	Utah Housing Corp.	2.50%	08/21/2051	2,321,868
2,495,476	Utah Housing Corp.	2.50%	11/21/2051	2,605,672
2,250,000	Virginia Small Business Financing Authority	4.00%	01/01/2036	2,592,604
1,650,000	Wayne County Michigan Airport Authority	5.00%	12/01/2034	2,185,641
1,685,000	Wayne County Michigan Airport Authority	5.00%	12/01/2036	2,223,210
1,000,000	Wisconsin Health & Educational Facilities Authority#	0.01%	02/15/2050	1,000,000
				190,750,455
Total Municipal Bonds (Cost $206,889,106)				210,037,025

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 3.0%

Money Market Funds — 3.0%
6,414,569	First American Government Obligations Fund — Class Z, 0.02%*	6,414,569
Total Short-Term Investments (Cost $6,414,569)		6,414,569
Total Investments — 100.7% (Cost $213,303,675)		216,451,594

Floating Rate Note Obligations — (1.9)%
Note with interest and fee rate of 0.72% as of the date of this report and a
contractual maturity of collateral of 01/01/2044~		(4,000,000)
Other Assets in Excess of Liabilities — 1.2%		2,500,678
NET ASSETS — 100.0%		$214,952,272

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
†	Underlying security related to TOB Trusts entered into by the Fund.
*	Annualized seven-day yield as of the date of this report.
~
Floating rate note obligations related to securities held. The interest and fee rate shown reflects the rates in effect as of the date of this report. As of the date of this report, the Fund’s investments with a value of $7,387,847 are held by TOB Trusts and serve as collateral for the $4,000,000 in the floating rate note obligations outstanding at that date.

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	88.7%
General Obligation Bonds	9.0%
Money Market Funds	3.0%
Floating Rate Note Obligations	(1.9)%
Other Assets and Liabilities	1.2%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Mortgage Securities Fund – Investor Shares (the “Fund”) decreased 0.55% in value. During the same period, the Bloomberg Mortgage Backed Securities Index (the “Index”), the Fund’s benchmark, declined 0.27%.

The Fund aims to generate performance primarily through strong current income generation from high-quality mortgage-related securities selected to have more a more favorable pace of principal repayment. This is supplemented by select mortgage-related credit positions in the asset-backed and commercial mortgage-backed securities sectors. We think this combination can deliver attractive income generation with relatively low exposure to credit volatility.

Agency-backed mortgage bonds struggled to keep up with other bond types in this period. This was due to two big factors. The first was an increase in expected interest rate volatility. In June, the relatively high inflation reports were dismissed as likely transitory. By year-end, this was clearly not the case, which left markets much less certain about the interest rate outlook. Mortgage bonds are sensitive to expected rate volatility, as it makes the pace of refinancing less certain. This uncertainty weighed a bit on Mortgage-backed Security (MBS) prices.

The second was the Federal Reserve’s announcement that its bond buying program would be ending early in 2022. Since MBS were a big part of their purchases, it stands to reason that this would be a negative for MBS. This effect was probably small, though, as MBS spreads in aggregate only moved 4 basis points wider during this period.

The biggest drag on relative performance for the Fund during this period was MBS selection. We were overweight the 2% and 2.5% coupons during most of this period. The 2.5% coupon was one of the worst-performing bonds generally, and our selections also slightly underperformed the average. The combination of these two factors probably subtracted 40 basis points from relative performance.

Other factors were minor. Our overweight of agency-backed commercial mortgage-backed security (CMBS) vs. MBS was a minor benefit, as the CMBS generally outperformed. In addition, we were underweight duration generally, which was also a small benefit.

Over the last two years, performance in the bond market (as well as this Fund) has been dominated by top-down factors: first, Fed policy to save the economy in 2020, and then, the pricing in of a recovery in 2021. We think 2022 will return to a bit more “normal” environment, where our relative performance is more likely to be driven by individual security selection. MBS functioned as a defensive sector in 2021, generally holding up well as rates rose. We expect that will continue in 2022, and therefore, we think this portfolio can serve as a shorter-duration alternative for fixed income investors.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer- term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market. As part of its fundamental research approach, the Adviser has a process to integrate, identify and consider the Environmental, Social and Governance (“ESG”) risks and opportunities throughout the investment lifecycle using a proprietary ESG assessment.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 105.5%
2,080,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY A (1 Month LIBOR USD + 0.85%)^	0.96%	09/15/2034	2,079,804
4,960,602	Bayview MSR Opportunity Master Fund Trust INV2, Series 2021-6 A1#^	3.00%	10/25/2051	5,092,689
4,888,864	Bayview MSR Opportunity Master Fund Trust INV5, Series 2021-5 A2#^	2.50%	11/25/2051	4,914,379
2,000,000	BBCMS Mortgage Trust, Series 2018-TALL A (1 Month LIBOR USD + 0.72%)^	0.83%	03/15/2037	1,979,829
5,662,100	BX Commercial Mortgage Trust, Series 2021-VOLT D (1 Month LIBOR USD + 1.65%)^	1.76%	09/15/2036	5,623,967
2,305,000	BX Trust, Series 2021-SDMF B (1 Month LIBOR USD + 0.74%)^	0.85%	09/15/2034	2,264,645
1,563,256	Connecticut Avenue Securities Trust, Series 2021-R01 1M1 (SOFR30A + 0.75%)^	0.80%	10/25/2041	1,563,737
4,699,803	Connecticut Avenue Securities Trust, Series 2021-R02 2M1 (SOFR30A + 0.90%)^	0.95%	11/25/2041	4,704,821
986,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	983,541
3,000,000	FHLMC MSCR Trust, Series 2021-MN3 M1 (SOFR30A + 2.30%)^	2.35%	11/27/2051	2,985,311
42,501	FHLMC PC, Pool# N3-0530	5.50%	01/01/2029	43,944
64,424	FHLMC PC, Pool# C5-3878	5.50%	12/01/2030	71,983
144,109	FHLMC PC, Pool# C9-1366	4.50%	04/01/2031	155,914
55,466	FHLMC PC, Pool# C6-6421	6.50%	02/01/2032	61,241
194,991	FHLMC PC, Pool# N7-0078	5.50%	01/01/2033	208,245
26,660	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	1.84%	05/01/2033	26,757
63,361	FHLMC PC, Pool# A1-4256	5.50%	10/01/2033	70,608
171,722	FHLMC PC, Pool# G3-0932	4.50%	03/01/2034	185,621
22,800	FHLMC PC, Pool# 1J-0204 (12 Month LIBOR USD + 1.75%)	2.03%	05/01/2035	24,012
502,715	FHLMC PC, Pool# C9-1826	3.00%	05/01/2035	530,523
148,577	FHLMC PC, Pool# N7-0071	6.00%	06/01/2035	159,443
43,513	FHLMC PC, Pool# A4-6629	5.00%	08/01/2035	48,969
393,347	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	415,497
375,279	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	401,334
23,848	FHLMC PC, Pool# 1L-1263 (1 Year CMT Rate + 2.25%)	2.38%	03/01/2036	25,420
21,706	FHLMC PC, Pool# 1H-1348 (1 Year CMT Rate + 2.14%)	2.17%	10/01/2036	23,238
171,270	FHLMC PC, Pool# G2-0028	7.50%	12/01/2036	190,417
93,772	FHLMC PC, Pool# B3-1891	5.38%	01/01/2037	102,786
103,499	FHLMC PC, Pool# 84-7727 (12 Month LIBOR USD + 1.74%)	1.99%	02/01/2037	104,179
88,936	FHLMC PC, Pool# B3-1900	5.38%	02/01/2037	97,511
44,047	FHLMC PC, Pool# B3-1934	5.38%	04/01/2037	48,294
89,431	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	97,655
32,485	FHLMC PC, Pool# 1J-1681 (12 Month LIBOR USD + 1.98%)	2.23%	06/01/2037	34,310
77,978	FHLMC PC, Pool# B3-2000	5.10%	06/01/2037	85,150
51,838	FHLMC PC, Pool# U3-0653	5.13%	07/01/2037	57,043
67,056	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	73,244
213,020	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	232,806
47,569	FHLMC PC, Pool# 1G-2249 (12 Month LIBOR USD + 1.78%)	2.03%	10/01/2037	47,729
133,291	FHLMC PC, Pool# T3-0346	5.38%	10/01/2037	146,208
835,624	FHLMC PC, Pool# G3-1063	3.50%	11/01/2037	891,208
79,655	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	86,975
137,624	FHLMC PC, Pool# U3-1874	5.38%	04/01/2038	150,861
320,118	FHLMC PC, Pool# N7-0082	6.00%	07/01/2038	348,473
175,399	FHLMC PC, Pool# G0-4540	6.00%	08/01/2038	203,696
144,332	FHLMC PC, Pool# G0-4655	6.00%	08/01/2038	167,620
103,690	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	113,255
78,438	FHLMC PC, Pool# G0-8348	5.00%	06/01/2039	89,087
366,989	FHLMC PC, Pool# C0-3427	5.50%	10/01/2039	417,580
2,860,337	FHLMC PC, Pool# ZA-5113	4.00%	12/01/2047	3,116,779
237,552	FHLMC PC, Pool# G0-8828	5.50%	04/01/2048	261,510
2,664,247	FHLMC PC, Pool# SD-0580	3.00%	04/01/2051	2,776,725
4,131,664	FHLMC PC, Pool# QC-2694	2.50%	06/01/2051	4,227,309
123,164	FHLMC REMIC, Series 4318 DI~	2.50%	08/15/2022	398
263,450	FHLMC REMIC, Series 4329 CI~	2.50%	01/15/2023	1,926

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 105.5% (Continued)
14,250	FHLMC REMIC, Series 1843 Z	7.00%	04/15/2026	14,946
126,968	FHLMC REMIC, Series 2517 Z	5.50%	10/15/2032	138,836
920,428	FHLMC REMIC, Series 2907 VZ	4.50%	05/15/2034	998,328
226,523	FHLMC REMIC, Series 2890 ZA	5.00%	11/15/2034	254,487
366,318	FHLMC REMIC, Series 3150 DZ	5.50%	05/15/2036	417,606
223,218	FHLMC REMIC, Series 3294 CB	5.50%	03/15/2037	254,979
1,027,749	FHLMC REMIC, Series 3830 NB	4.50%	02/15/2039	1,056,596
151,894	FHLMC REMIC, Series 4309 BI~	3.00%	08/15/2039	834
2,876,067	FHLMC REMIC, Series 5014 BP	1.25%	09/25/2040	2,831,413
838,262	FHLMC REMIC, Series 4121 DH	2.00%	10/15/2042	776,983
294,093	FHLMC REMIC, Series 4690 QA	3.50%	05/15/2044	295,543
2,617,725	FHLMC REMIC, Series 4951 EA	2.50%	09/15/2044	2,673,001
3,211,283	FHLMC REMIC, Series 4774 LP	3.50%	09/15/2046	3,303,691
649,091	FHLMC REMIC, Series 4872 AB	4.00%	08/15/2047	658,231
254,396	FHLMC REMIC, Series 4891 PA	3.50%	07/15/2048	258,370
995,855	FHLMC REMIC, Series 4888 AC	3.50%	01/15/2049	1,031,475
2,736,575	FHLMC REMIC, Series 5080 PB	1.25%	03/25/2050	2,665,342
2,869,565	FHLMC REMIC, Series 5083 UB	1.25%	03/25/2051	2,785,500
926,062	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	934,195
10,010,654	FHMS, Series K-019 X1#~	1.58%	03/25/2022	100
14,978,019	FHMS, Series K-021 X1#~	1.38%	06/25/2022	11,717
23,385,479	FHMS, Series K-025 X1#~	0.78%	10/25/2022	114,846
12,485,118	FHMS, Series K-035 X1#~	0.33%	08/25/2023	64,039
73,056,875	FHMS, Series K-C02 X1#~	0.37%	03/25/2024	491,432
19,832,817	FHMS, Series K-038 X1#~	1.10%	03/25/2024	423,762
42,146,915	FHMS, Series K-040 X1#~	0.70%	09/25/2024	678,464
17,838,922	FHMS, Series K-C03 X1#~	0.49%	11/25/2024	212,289
130,886,491	FHMS, Series K-047 X1#~	0.12%	05/25/2025	579,317
10,008,185	FHMS, Series Q-013 XPT1~	1.66%	05/25/2025	309,098
163,185	FHMS, Series K-W01 A1	2.59%	05/25/2025	168,173
36,907,337	FHMS, Series K-C06 X1#~	0.90%	06/25/2025	930,840
14,390,561	FHMS, Series K-053 X1#~	0.88%	12/25/2025	437,646
41,487,582	FHMS, Series K-734 X1#~	0.65%	02/25/2026	961,802
9,180,270	FHMS, Series K-055 X1#~	1.35%	03/25/2026	452,361
32,931,389	FHMS, Series K-735 X1#~	0.96%	05/25/2026	1,218,587
25,983,129	FHMS, Series K-736 X1#~	1.31%	07/25/2026	1,261,050
5,926,572	FHMS, Series K-058 X1#~	0.92%	08/25/2026	222,747
6,353,562	FHMS, Series K-059 X1#~	0.31%	09/25/2026	80,703
26,676,696	FHMS, Series K-737 X1#~	0.64%	10/25/2026	698,263
24,899,365	FHMS, Series K-C04 X1#~	1.25%	12/25/2026	1,025,398
54,525,023	FHMS, Series K-063 X1#~	0.29%	01/25/2027	710,357
21,306,841	FHMS, Series K-064 X1#~	0.60%	03/25/2027	604,085
7,589,008	FHMS, Series Q-013 XPT2~	1.81%	05/25/2027	265,627
5,536,521	FHMS, Series K-W03 X1#~	0.83%	06/25/2027	186,764
22,913,706	FHMS, Series K-C05 X1#~	1.20%	07/25/2027	1,014,303
12,387,641	FHMS, Series K-068 X1#~	0.43%	08/25/2027	278,070
30,164,493	FHMS, Series K-069 X1#~	0.36%	09/25/2027	592,066
6,021,759	FHMS, Series K-739 XAM#~	1.61%	09/25/2027	504,386
16,500,000	FHMS, Series K-740 XAM#~	1.11%	10/25/2027	975,760
52,159,585	FHMS, Series K-070 X1#~	0.33%	11/25/2027	950,499
31,403,279	FHMS, Series K-072 X1#~	0.37%	12/25/2027	636,180
5,700,000	FHMS, Series K-HG1 A3	3.34%	12/25/2027	6,053,229
2,694,386	FHMS, Series Q-006 APT1#	2.59%	04/25/2028	2,787,876
871,847	FHMS, Series Q-006 APT2#	2.67%	10/25/2028	899,699
24,841,851	FHMS, Series K-087 X1#~	0.36%	12/25/2028	602,132

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 105.5% (Continued)
18,143,157	FHMS, Series K-091 X1#~	0.56%	03/25/2029	685,488
12,637,925	FHMS, Series K-092 X1#~	0.71%	04/25/2029	600,049
9,986,684	FHMS, Series K-G01 X1#~	0.97%	04/25/2029	520,710
6,269,790	FHMS, Series K-093 X1#~	0.95%	05/25/2029	387,022
10,970,571	FHMS, Series K-094 X1#~	0.88%	06/25/2029	642,521
6,250,000	FHMS, Series K-G02 X1#~	1.02%	08/25/2029	410,659
14,478,875	FHMS, Series K-103 X1#~	0.64%	11/25/2029	661,892
4,800,000	FHMS, Series K-110 XAM#~	1.87%	04/25/2030	678,388
4,803,897	FHMS, Series K-111 XAM#~	1.80%	05/25/2030	659,118
6,238,500	FHMS, Series K-114 XAM#~	1.34%	06/25/2030	648,629
9,275,345	FHMS, Series K-115 XAM#~	1.55%	07/25/2030	1,111,101
523,801	FHMS, Series Q-004 A2H#	2.81%	01/25/2046	523,739
289,689	FHMS, Series Q-010 APT1#	2.69%	04/25/2046	291,448
1,785,931	FHMS, Series Q-004 A4H#	2.82%	08/25/2046	1,798,319
2,109,344	FHMS, Series Q-007 APT1#	2.99%	10/25/2047	2,125,865
1,852,792	FHMS, Series Q-007 APT2#	3.32%	10/25/2047	1,920,279
727,406	FHMS, Series Q-013 APT1#	1.20%	05/25/2050	727,118
1,029,935	FHS, Series 366 IO~	4.00%	08/15/2049	188,678
1,000,000	FNMA, Pool# AN9202	3.32%	05/01/2025	1,036,047
1,178,222	FNMA, Pool# 109465	3.58%	08/01/2025	1,223,918
26,516	FNMA, Pool# 336422 (3 Year CMT Rate + 2.30%)	3.94%	10/01/2025	26,637
59,126	FNMA, Pool# 344903	5.50%	10/01/2025	64,711
1,000,000	FNMA, Pool# AN0287	2.95%	11/01/2025	1,054,957
58,237	FNMA, Pool# 356232	6.50%	01/01/2026	64,296
26,789	FNMA, Pool# 406521 (1 Year CMT Rate + 2.52%)	2.90%	05/01/2026	26,862
3,100,000	FNMA, Pool# BL3537	2.61%	08/01/2026	3,230,494
42,958	FNMA, Pool# 356329 (1 Year CMT Rate + 2.65%)	2.78%	01/01/2027	42,967
15,301	FNMA, Pool# 363850 (1 Year CMT Rate + 2.13%)	2.25%	04/01/2027	15,394
29,622	FNMA, Pool# 406380 (1 Year CMT Rate + 2.17%)	2.22%	11/01/2027	29,709
2,375,000	FNMA, Pool# AN7996	3.15%	02/01/2028	2,519,918
580,698	FNMA, Pool# 257203	5.00%	05/01/2028	632,682
803,403	FNMA, Pool# 958720	5.65%	10/01/2028	867,685
2,399,098	FNMA, Pool# BL3182	2.98%	07/01/2029	2,545,282
383,454	FNMA, Pool# 957502	3.98%	07/01/2029	411,330
35,712	FNMA, Pool# 520478 (1 Year CMT Rate + 2.10%)	2.22%	11/01/2029	35,826
34,433	FNMA, Pool# 559439 (1 Year CMT Rate + 2.27%)	2.40%	09/01/2030	34,556
45,579	FNMA, Pool# 573097 (1 Year CMT Rate + 2.21%)	2.34%	02/01/2031	45,720
89,631	FNMA, Pool# AL0898	5.00%	02/01/2031	98,538
9,683	FNMA, Pool# 590852 (1 Year CMT Rate + 2.11%)	2.11%	07/01/2031	9,697
1,599,020	FNMA, Pool# AI4717	4.50%	07/01/2031	1,755,201
32,620	FNMA, Pool# 656181 (1 Year CMT Rate + 2.16%)	2.28%	08/01/2031	32,874
33,579	FNMA, Pool# 723313 (1 Year CMT Rate + 2.54%)	2.54%	09/01/2031	33,630
9,242	FNMA, Pool# 642122 (1 Year CMT Rate + 2.27%)	2.77%	03/01/2032	9,275
823,701	FNMA, Pool# 470828	3.53%	03/01/2032	928,672
8,763	FNMA, Pool# 628837	6.50%	03/01/2032	9,792
27,112	FNMA, Pool# 640225 (1 Year CMT Rate + 2.27%)	2.77%	04/01/2032	27,253
36,230	FNMA, Pool# 662138 (1 Year CMT Rate + 2.30%)	2.30%	09/01/2032	36,360
32,772	FNMA, Pool# 668309 (1 Year CMT Rate + 2.02%)	2.02%	11/01/2032	32,899
27,400	FNMA, Pool# 696546 (6 Month LIBOR USD + 2.26%)	2.38%	03/01/2033	27,535
6,093	FNMA, Pool# 555819 (6 Month LIBOR USD + 1.03%)	1.28%	07/01/2033	6,152
33,833	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	1.64%	11/01/2033	33,954
15,247	FNMA, Pool# 751498 (1 Year CMT Rate + 2.22%)	2.34%	11/01/2033	15,305
25,666	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	2.41%	12/01/2033	25,761
27,637	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	1.65%	02/01/2034	27,783
27,736	FNMA, Pool# 774969 (1 Year CMT Rate + 2.28%)	2.40%	04/01/2034	27,816

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 105.5% (Continued)
110,696	FNMA, Pool# 783554 (1 Year CMT Rate + 2.21%)	2.21%	07/01/2034	111,210
8,697	FNMA, Pool# 819649 (12 Month LIBOR USD + 1.52%)	1.89%	03/01/2035	8,736
47,173	FNMA, Pool# 889829	5.00%	07/01/2035	53,276
34,881	FNMA, Pool# 830970 (12 Month LIBOR USD + 1.83%)	2.08%	08/01/2035	34,964
22,133	FNMA, Pool# 837329 (1 Year CMT Rate + 2.04%)	2.04%	09/01/2035	22,351
542,613	FNMA, Pool# AL7654	3.00%	09/01/2035	567,838
51,469	FNMA, Pool# 836715 (12 Month LIBOR USD + 1.77%)	2.02%	10/01/2035	51,704
120,825	FNMA, Pool# 842006	4.25%	10/01/2035	129,161
23,435	FNMA, Pool# 922680 (12 Month LIBOR USD + 1.91%)	2.16%	11/01/2035	24,735
249,946	FNMA, Pool# 850232	4.25%	12/01/2035	267,846
12,440	FNMA, Pool# 865849 (12 Month LIBOR USD + 1.54%)	1.91%	03/01/2036	12,550
16,031	FNMA, Pool# 877009 (12 Month LIBOR USD + 2.38%)	2.65%	03/01/2036	16,893
260,271	FNMA, Pool# AB0577	4.00%	03/01/2036	274,032
21,167	FNMA, Pool# 868568 (12 Month LIBOR USD + 1.74%)	2.07%	04/01/2036	22,146
60,418	FNMA, Pool# 882017 (6 Month LIBOR USD + 1.56%)	1.69%	05/01/2036	60,846
19,064	FNMA, Pool# 745626 (1 Year CMT Rate + 2.14%)	2.22%	05/01/2036	19,107
4,646	FNMA, Pool# 872895 (12 Month LIBOR USD + 1.88%)	2.13%	06/01/2036	4,650
16,816	FNMA, Pool# 886163 (12 Month LIBOR USD + 1.83%)	2.08%	07/01/2036	16,997
234,481	FNMA, Pool# 896838	5.45%	07/01/2036	245,584
94,744	FNMA, Pool# 745818	6.50%	09/01/2036	106,720
67,698	FNMA, Pool# 902770	5.38%	11/01/2036	74,141
53,758	FNMA, Pool# 995521 (12 Month LIBOR USD + 1.84%)	2.09%	05/01/2037	53,878
56,260	FNMA, Pool# 950382 (6 Month LIBOR USD + 1.12%)	1.27%	08/01/2037	57,784
28,904	FNMA, Pool# 941050 (12 Month LIBOR USD + 1.70%)	1.95%	08/01/2037	28,935
53,463	FNMA, Pool# 952835 (1 Year CMT Rate + 2.32%)	2.40%	09/01/2037	57,147
2,128,178	FNMA, Pool# MA3208	4.50%	10/01/2037	2,327,150
106,724	FNMA, Pool# 955233	6.50%	12/01/2037	124,028
6,127	FNMA, Pool# 982237 (12 Month LIBOR USD + 1.84%)	2.09%	05/01/2038	6,135
269,628	FNMA, Pool# AD0100	7.00%	12/01/2038	323,391
91,581	FNMA, Pool# 930507	6.50%	02/01/2039	103,462
1,703,406	FNMA, Pool# AS2249	4.00%	04/01/2039	1,871,882
286,066	FNMA, Pool# AL0407	6.50%	04/01/2039	322,823
222,575	FNMA, Pool# AD0427	5.50%	10/01/2039	254,668
298,326	FNMA, Pool# AD0941	5.50%	04/01/2040	341,535
597,130	FNMA, Pool# 467095	5.90%	01/01/2041	686,929
293,387	FNMA, Pool# AH8447	5.50%	04/01/2041	322,886
929,051	FNMA, Pool# 469130	4.87%	10/01/2041	1,040,735
298,859	FNMA, Pool# BC1738	4.50%	09/01/2043	322,707
252,849	FNMA, Pool# AS1429	4.00%	12/01/2043	269,910
324,026	FNMA, Pool# AV7739	4.00%	01/01/2044	349,331
148,703	FNMA, Pool# AW6485	4.00%	06/01/2044	158,331
205,088	FNMA, Pool# AY0382	4.00%	11/01/2044	212,267
356,447	FNMA, Pool# AW9534	4.00%	03/01/2045	383,421
307,202	FNMA, Pool# AZ4154	4.00%	06/01/2045	329,796
1,132,079	FNMA, Pool# AZ7828	4.00%	08/01/2045	1,237,560
713,339	FNMA, Pool# BA3674	4.50%	10/01/2045	785,169
328,135	FNMA, Pool# BC6366	4.50%	02/01/2046	355,579
198,649	FNMA, Pool# BD1241	4.50%	05/01/2046	212,967
993,140	FNMA, Pool# BD5189	4.50%	07/01/2046	1,087,347
260,404	FNMA, Pool# BD8599	4.50%	11/01/2046	279,897
571,308	FNMA, Pool# BH7686	4.50%	12/01/2047	617,833
843,472	FNMA, Pool# BJ8287	4.50%	01/01/2048	914,112
456,698	FNMA, Pool# BK5105	5.50%	05/01/2048	506,778
388,930	FNMA, Pool# BK8032	5.50%	06/01/2048	435,684
302,927	FNMA, Pool# BN0202	5.50%	09/01/2048	337,658

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 105.5% (Continued)
274,336	FNMA, Pool# BN4936	5.50%	12/01/2048	301,747
156,805	FNMA, Pool# BN4921	5.50%	01/01/2049	172,460
922,780	FNMA, Pool# BQ1161	2.50%	08/01/2050	943,341
1,507,953	FNMA, Pool# BQ2613	2.50%	10/01/2050	1,541,166
5,899,262	FNMA, Pool# FM4866	2.50%	10/01/2050	6,030,500
8,607,650	FNMA, Pool# FM6708	2.50%	01/01/2051	8,809,946
8,796,587	FNMA, Pool# BR8946	2.50%	05/01/2051	8,990,332
9,099,812	FNMA, Pool# BT1090	2.50%	05/01/2051	9,300,235
9,186,349	FNMA, Pool# BT0539	2.50%	05/01/2051	9,393,163
3,720,457	FNMA, Pool# CB1050	2.50%	07/01/2051	3,806,234
3,980,727	FNMA, Pool# FM8754	3.00%	09/01/2051	4,183,239
54,700,000	FNMA, 2.00%, Due TBA January	2.00%	01/15/2052	54,563,251
43,807	FNMA REMIC Trust, Series 1996-23 G	6.50%	07/25/2026	46,364
1,583,981	FNMA REMIC Trust, Series 2016-M7 A2	2.50%	09/25/2026	1,613,239
1,997,736	FNMA REMIC Trust, Series 2017-T1 A	2.90%	06/25/2027	2,114,478
1,003,924	FNMA REMIC Trust, Series 2012-139 HI~	2.50%	12/25/2027	46,192
77,237	FNMA REMIC Trust, Series 2013-15 QI~	3.00%	03/25/2028	4,526
902,000	FNMA REMIC Trust, Series 2019-M6 A2	3.45%	01/25/2029	1,000,912
500,000	FNMA REMIC Trust, Series 2018-M13 A2#	3.71%	09/25/2030	573,894
455,445	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	13,349
27,983	FNMA REMIC Trust, Series 2014-14 LI~	3.00%	04/25/2031	3
1,999,917	FNMA REMIC Trust, Series 2021-M20 A1#	1.84%	10/25/2031	2,039,472
25,972,751	FNMA REMIC Trust, Series 2019-M23 X3#~	0.28%	10/27/2031	655,783
144,760	FNMA REMIC Trust, Series 2001-80 Z	6.00%	01/25/2032	159,304
301,170	FNMA REMIC Trust, Series 2006-M2 A2A#	5.27%	10/25/2032	324,620
357,391	FNMA REMIC Trust, Series 2003-71 MB	5.50%	08/25/2033	409,197
1,777,995	FNMA REMIC Trust, Series 2014-8 IQ~	4.00%	03/25/2034	229,309
9,258,202	FNMA REMIC Trust, Series 2021-95 WI#~	1.74%	05/25/2035	486,056
2,334,902	FNMA REMIC Trust, Series 2005-73 EZ	5.50%	08/25/2035	2,644,672
769,037	FNMA REMIC Trust, Series 2005-110 GL	5.50%	12/25/2035	860,978
361,841	FNMA REMIC Trust, Series 2006-21 Z	5.50%	04/25/2036	406,857
1,110,396	FNMA REMIC Trust, Series 2006-112 QC	5.50%	11/25/2036	1,270,215
516,103	FNMA REMIC Trust, Series 2007-22 A	5.50%	03/25/2037	589,542
724,742	FNMA REMIC Trust, Series 2009-20 DA (1 Month LIBOR USD + 7.40%)~	7.30%	04/25/2039	159,382
1,283,313	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	1,399,030
123,237	FNMA REMIC Trust, Series 2015-15 GA	3.00%	03/25/2041	123,903
66,504	FNMA REMIC Trust, Series 2012-10 UF (1 Month LIBOR USD + 0.55%)	0.65%	02/25/2042	67,670
1,179,822	FNMA REMIC Trust, Series 2012-27 PI~	4.50%	02/25/2042	128,053
409,070	FNMA REMIC Trust, Series 2013-34 IG~	3.00%	05/25/2042	39,908
267,280	FNMA REMIC Trust, Series 2012-141 ZC	2.50%	12/25/2042	261,833
7,640	FNMA REMIC Trust, Series 2003-W10 3A5	4.30%	06/25/2043	8,130
2,182	FNMA REMIC Trust, Series 2003-W12 1A9	4.48%	06/25/2043	2,377
13,090	FNMA REMIC Trust, Series 2003-W12 1A8	4.55%	06/25/2043	14,190
7,662	FNMA REMIC Trust, Series 2003-W12 2A7	4.68%	06/25/2043	8,239
8,939	FNMA REMIC Trust, Series 2003-W12 2A6	5.00%	06/25/2043	9,780
166,645	FNMA REMIC Trust, Series 2017-44 BA	3.50%	01/25/2044	167,377
457,203	FNMA REMIC Trust, Series 2015-40 LI~	4.50%	03/25/2045	80,508
409,720	FNMA REMIC Trust, Series 2018-86 JA	4.00%	05/25/2047	422,911
1,186,344	FNMA REMIC Trust, Series 2019-47 QA	3.00%	06/25/2049	1,224,466
1,377,057	FNMA REMIC Trust, Series 2019-37 IM~	5.00%	07/25/2049	181,685
3,729,000	FNMA REMIC Trust, Series 2019-70 CB	3.50%	12/25/2049	3,904,681
2,851,634	FNMA REMIC Trust, Series 2021-01 PA	1.00%	11/25/2050	2,738,904
5,666,598	FNMA REMIC Trust, Series 2021-47 IO~	2.50%	07/25/2051	753,985
2,305,000	FREMF Mortgage Trust, Series 2019-K102 B# ^	3.53%	10/25/2029	2,427,559
1,067,186	FREMF Mortgage Trust, Series 2019-KF73 B (1 Month LIBOR USD + 2.45%)^	2.54%	11/25/2029	1,069,011

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 105.5% (Continued)
1,860,400	FREMF Mortgage Trust, Series 2020-KF75 B (1 Month LIBOR USD + 2.25%)^	2.34%	12/26/2029	1,852,527
1,280,000	FREMF Mortgage Trust, Series 2020-K105 B#^	3.53%	02/25/2030	1,340,318
19,071,482	FREMF Mortgage Trust, Series 2012-K20 X2A^~	0.20%	05/25/2045	5,414
700,000	FREMF Mortgage Trust, Series 2017-K68 B#^	3.84%	10/25/2049	756,156
1,300,000	FREMF Mortgage Trust, Series 2017-K64 B#^	3.99%	05/25/2050	1,408,785
750,000	FREMF Mortgage Trust, Series 2019-K736 B#^	3.76%	09/25/2052	794,925
249	GNMA, Pool# 004295M	6.00%	10/20/2023	248
55,096	GNMA, Pool# 783374X	5.50%	04/15/2024	56,536
89,502	GNMA, Pool# 728160X	5.25%	11/15/2024	91,934
247,871	GNMA, Pool# 623145X	5.50%	10/15/2028	273,806
1,014,114	GNMA, Pool# 589694X	4.50%	08/15/2029	1,115,483
33,248	GNMA, Pool# 728157X	3.75%	11/15/2029	35,467
293,483	GNMA, Pool# 770225C	4.25%	08/20/2031	318,979
346,309	GNMA, Pool# 003160M	6.00%	11/20/2031	395,707
461,683	GNMA, Pool# 003489M	6.00%	12/20/2033	532,413
241,747	GNMA, Pool# 782173M	5.50%	05/20/2035	279,088
858,034	GNMA, Pool# MA7106M	2.00%	01/20/2036	878,674
881,357	GNMA, Pool# MA7164M	2.00%	02/20/2036	904,137
85,278	GNMA, Pool# 784315X	6.00%	06/15/2036	94,672
276,882	GNMA, Pool# 770226C	4.75%	09/20/2036	297,736
145,483	GNMA, Pool# 004194M	5.50%	07/20/2038	162,361
90,519	GNMA, Pool# 706295C	5.10%	12/20/2038	97,073
907,386	GNMA, Pool# AC0521C	5.50%	05/20/2042	1,027,056
900,785	GNMA, Pool# BM9287C	4.00%	08/20/2049	970,156
337,083	GNMA REMIC Trust, Series 2013-168 IA~	2.50%	11/16/2028	16,400
489,276	GNMA REMIC Trust, Series 2004-93 PD	5.00%	11/16/2034	523,822
83,803	GNMA REMIC Trust, Series 2006-40 B	6.00%	08/20/2036	93,166
486,327	GNMA REMIC Trust, Series 2012-52 WA#	6.19%	04/20/2038	559,800
788,477	GNMA REMIC Trust, Series 2016-012 KI~	5.00%	09/20/2038	131,976
516,707	GNMA REMIC Trust, Series 2017-083 ID~	7.00%	01/20/2039	88,488
603,463	GNMA REMIC Trust, Series 2011-2 DP#	5.46%	03/20/2039	664,581
899,078	GNMA REMIC Trust, Series 2010-105 IB~	4.50%	01/16/2040	82,669
587,740	GNMA REMIC Trust, Series 2016-68 IC#~	6.00%	01/20/2040	103,927
682,000	GNMA REMIC Trust, Series 2011-156 PM	2.00%	04/20/2040	656,294
1,051,351	GNMA REMIC Trust, Series 2017-083 IK~	6.00%	05/20/2040	226,090
312,377	GNMA REMIC Trust, Series 2016-112 AW#	7.05%	12/20/2040	367,645
1,435,592	GNMA REMIC Trust, Series 2012-143 IC~	5.00%	10/16/2041	237,722
831,612	GNMA REMIC Trust, Series 2012-97 GB	2.00%	08/16/2042	825,517
1,013,640	GNMA REMIC Trust, Series 2017-103 IM~	5.00%	06/20/2043	159,511
784,120	GNMA REMIC Trust, Series 2013-86 IA~	5.00%	06/20/2043	107,056
457,318	GNMA REMIC Trust, Series 2014-06 IG~	4.50%	01/16/2044	55,000
2,182,198	GNMA REMIC Trust, Series 2011-127 C#	3.50%	03/16/2047	2,253,305
460,860	GNMA REMIC Trust, Series 2018-127 PB	3.00%	09/20/2047	473,665
33,558	GNMA REMIC Trust, Series 2018-166 AB	4.00%	10/20/2047	34,263
568,171	GNMA REMIC Trust, Series 2018-166 BA	3.50%	11/20/2047	582,034
2,590,198	GNMA REMIC Trust, Series 2017-167 SE (1 Month LIBOR USD + 6.20%)~	6.10%	11/20/2047	458,335
2,998,365	GNMA REMIC Trust, Series 2018-036 LI~	5.00%	03/20/2048	380,440
664,011	GNMA REMIC Trust, Series 2018-153 QA	3.50%	11/20/2048	706,452
570,204	GNMA REMIC Trust, Series 2019-152 LC	3.50%	10/20/2049	577,047
579,422	GNMA REMIC Trust, Series 2019-162 KB	2.00%	12/20/2049	536,148
552,000	GNMA REMIC Trust, Series 2021-050 PL	1.25%	03/20/2051	437,386
2,042,383	GNMA REMIC Trust, Series 2021-074 NG	1.75%	04/20/2051	2,047,321
1,963,934	GNMA REMIC Trust, Series 2021-125 UL	1.50%	07/20/2051	1,894,505
1,328,284	GNMA REMIC Trust, Series 2021-136 BD	2.00%	08/20/2051	1,314,861
1,232,371	GNMA REMIC Trust, Series 2021-160 DK	2.00%	09/20/2051	1,193,301
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 105.5% (Continued)
1,940,041	GNMA REMIC Trust, Series 2021-177 KD	2.00%	10/20/2051	1,937,818
1,420,189	GNMA REMIC Trust, Series 2014-135 I0#~	0.44%	01/16/2056	34,559
1,500,662	GNMA REMIC Trust, Series 2015-172 I0#~	0.58%	03/16/2057	41,730
2,725,281	GNMA REMIC Trust, Series 2016-40 I0#~	0.61%	07/16/2057	82,018
2,184,961	GNMA REMIC Trust, Series 2016-56 I0#~	0.88%	11/16/2057	106,473
2,844,636	GNMA REMIC Trust, Series 2016-98 I0#~	0.87%	05/16/2058	138,789
9,183,657	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	8,803,382
4,833,340	JP Morgan Mortgage Trust, Series 2021-INV6 A2#^	3.00%	04/25/2052	4,930,995
6,469,698	Mello Mortgage Capital Acceptance, Series 2021-INV4 A3#^	2.50%	12/26/2051	6,473,237
1,300,000	Morgan Stanley Capital I Trust, Series 2019-NUGS A (1 Month LIBOR USD + 0.95%)^	2.45%	12/15/2036	1,301,527
3,500,000	RCKT Mortgage Trust, Series 2021-6 A1#^	2.50%	12/25/2051	3,486,602
482,168	SBA, Pool# 522053 (PRIME + 0.59%)	3.84%	05/25/2026	491,132
2,282,843	Sequoia Mortgage Trust, Series 2021-1 A1#^	2.50%	03/25/2051	2,284,712
Total Mortgage Backed Securities (Cost $340,723,745)				348,353,452

Asset Backed Securities — 6.1%
1,927,567	American Homes 4 Rent Trust, Series 2014-SFR2 A^	3.79%	10/17/2036	2,002,219
2,130,000	American Homes 4 Rent Trust, Series 2014-SFR2 B^	4.29%	10/17/2036	2,216,527
2,370,886	American Homes 4 Rent Trust, Series 2014-SFR3 A^	3.68%	12/18/2036	2,484,337
320,022	American Homes 4 Rent Trust, Series 2015-SFR1 A^	3.47%	04/18/2052	335,127
219,431	American Homes 4 Rent Trust, Series 2015-SFR2 A^	3.73%	10/18/2052	230,659
250,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	268,224
1,404,000	AmeriCredit Automobile Receivables Trust, Series 2021-1 D	1.21%	12/18/2026	1,386,686
1,505,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	1,491,508
1,175,000	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	1,172,223
380,000	Dext ABS LLC, Series 2021-1 B^	1.76%	02/15/2028	377,280
292,718	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	294,066
1,358,670	FHF Trust, Series 2021-2A A^	0.83%	12/15/2026	1,349,873
809,175	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	804,363
189,340	FREED ABS Trust, Series 2021-1CP A^	0.66%	03/20/2028	189,137
1,675,000	GoodLeap Sustainable Home Solutions Trust, Series 2021-5 A^	2.31%	10/20/2048	1,675,049
1,869,326	JPMorgan Chase Bank NA — CACLN, Series 2021-3 B^	0.76%	02/25/2029	1,858,490
410,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	409,250
1,505,000	PFS Financing Corp., Series 2021-A A^	0.71%	04/15/2026	1,485,090
108,380	Theorem Funding Trust, Series 2020-1A A^	2.48%	10/15/2026	108,719
Total Asset Backed Securities (Cost $19,950,345)				20,138,827

Municipal Bonds — 0.2%
600,000	Colorado Health Facilities Authority	2.80%	12/01/2026	607,978
Total Municipal Bonds (Cost $600,000)				607,978

Corporate Bonds & Notes — 0.1%
460,000	Land O’Lakes, Inc.^+	7.25%	04/04/2027	497,973
Total Corporate Bonds & Notes (Cost $445,925)				497,973

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 3.9%
Money Market Funds — 3.9%
12,831,284	First American Government Obligations Fund — Class Z, 0.02%*	12,831,284
Total Short-Term Investments (Cost $12,831,284)		12,831,284
Total Investments — 115.8% (Cost $374,551,299)		382,429,514
Liabilities in Excess of Other Assets — (15.8)%		(52,087,290)
NET ASSETS — 100.0%		$330,342,224

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+	Perpetual security with no stated maturity date. Date shown is last call date.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	105.5%
Asset Backed Securities	6.1%
Money Market Funds	3.9%
Municipal Bonds	0.2%
Corporate Bonds & Notes	0.1%
Other Assets and Liabilities	(15.8)%
100.0%

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury Long Bond Futures	76	03/22/2022	$12,178,614	$12,193,250	$14,636
			$12,178,614	$12,193,250	$14,636

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(179)	03/31/2022	$(21,665,342)	$(21,654,805)	$10,537
U.S. Treasury 10-Year Note Futures	(168)	03/22/2022	(21,851,009)	(21,918,750)	(67,741)
			$(43,516,351)	$(43,573,555)	$(57,204)

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory – WMC Strategic European Equity Fund – Institutional Shares (the “Fund”) increased 3.45% in value. During the same period, the MSCI Europe Index (the “Index”), the Fund’s benchmark, increased 4.02%.

For the six months ended December 31, 2021, the portfolio slightly lagged the benchmark. Sector allocation, a result of our bottom-up stock selection process, contributed to relative performance, driven by the Fund’s underweight to consumer discretionary and overweight to health care. This was partially offset by our lack of exposure to energy and underweight to information technology, which detracted. While our allocation choices aided our relative performance during the period, our security selection choices detracted from it, notably in health care, industrials and consumer staples. This was partially offset by strong selection within financials, communication services and information technology.

From an individual stock perspective, our top relative contributors were Beazley (financials), UBS (financials) and Bunzl (industrials). Our top relative detractors were Fresenius (health care) and Smith & Nephew (health care). During the period, we purchased new positions in British American Tobacco and Sandvik. We sold positions in AstraZeneca and Laboratorios Farmaceuticos.

Our out-of-benchmark position in London-based insurance company Beazley contributed to relative performance, as Beazley prevailed in a litigation case filed by a property management software company that was victimized by a phishing scheme. An appeals court concluded that the company was not entitled to insurance coverage because it never held the stolen funds. Beazley’s share price increased following the ruling.

Fresenius is a high-quality health care company operating in four segments: Medical (dialysis), Kabi (IV drugs), Helios (private hospitals) and Vamed (outpatient clinic provider). Shares of Fresenius declined during the period despite reporting solid third-quarter results and slightly raising its outlook for the full year. COVID-19 constitutes a headwind for the company, particularly within the Fresenius Medical Care segment.

We think the current portfolio is well-positioned and are optimistic about the future, despite potential for near-term uncertainty. We intend to continue to use volatility to opportunistically adjust our positioning.

Sincerely,

Carl Dirk Enderlein, CFA
Senior Managing Director and Equity Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater in emerging markets. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 96.0%

Austria — 3.2%
226,929	Erste Group Bank AG	10,638,510
73,312	Porr AG*	1,146,817
105,701	Vienna Insurance Group AG
	Wiener Versicherung Gruppe	3,000,278
		14,785,605
Belgium — 3.7%
149,009	UCB S.A.	17,005,783

Czech Republic — 1.2%
134,608	Komercni banka, a.s.	5,755,285

Denmark — 0.2%
2,047	ALK-Abello A/S*	1,074,886

France — 12.5%
97,529	Amundi S.A.	8,044,614
207,669	Bureau Veritas S.A.	6,894,386
464,734	Elior Group S.A.*	3,366,503
666,406	Elis S.A.*	11,545,703
38,340	Legrand S.A.	4,490,417
8,233	Pernod Ricard S.A.	1,980,675
135,583	Publicis Groupe S.A.	9,134,764
98,109	Safran S.A.	12,010,812
		57,467,874
Germany — 12.1%
34,671	Beiersdorf AG	3,553,948
77,556	Brenntag SE	7,003,596
336,495	Fresenius SE & Co. KGaA	13,524,867
20,068	Hannover Rueck SE	3,804,819
242,891	Hensoldt AG	3,444,868
104,590	Jenoptik AG	4,413,375
51,118	Siemens Healthineers AG	3,811,312
354,783	United Internet AG	14,065,818
31,839	Washtec AG	1,988,204
		55,610,807
Italy — 0.2%
33,801	MARR SpA	725,805

Netherlands — 4.2%
28,498	Heineken NV	3,207,153
203,044	QIAGEN NV*	11,258,895
41,831	Wolters Kluwer NV	4,923,543
		19,389,591
Portugal — 1.6%
317,799	Jeronimo Martins SGPS S.A.	7,266,697

Spain — 1.6%
330,302	Almirall S.A.	4,219,713
24,887	Fluidra S.A.	992,548
35,119	Viscofan S.A.	2,275,321
		7,487,582
Sweden — 10.2%
183,883	Alfa Laval AB	7,386,494
250,939	Assa Abloy AB	7,648,866
282,603	Hexpol AB	3,779,191
128,511	Sandvik AB	3,582,058
1,730,265	Swedish Match AB	13,736,024
417,204	Trelleborg AB	10,946,355
		47,078,988
Switzerland — 9.2%
59,476	Julius Baer Group, Ltd.	3,977,298
227,827	Novartis AG	20,019,620
1,018,618	UBS Group AG	18,283,478
		42,280,396
United Kingdom — 36.1%
1,492,590	BAE Systems PLC	11,130,511
1,462,215	Beazley PLC*	9,246,236
416,722	British American Tobacco PLC	15,473,566
336,476	Bunzl PLC	13,144,506
381,218	Compass Group PLC*	8,582,600
2,503,283	ConvaTec Group PLC	6,539,264
408,619	Electrocomponents PLC	6,700,960
894,742	GlaxoSmithKline PLC	19,480,949
118,234	Hikma Pharmaceuticals PLC	3,550,682
198,334	IMI PLC	4,677,494
457,859	Lancashire Holdings Ltd.	3,284,587
55,839	Next PLC	6,175,946
654,425	Prudential PLC	11,316,849
963,796	Rotork PLC	4,690,604
210,727	Savills Plc	4,013,920
608,953	Smith & Nephew PLC	10,627,652
566,547	Smiths Group PLC	12,127,070
103,962	Spectris PLC	5,174,757
678,999	WPP PLC	10,339,586
		166,277,739
Total Common Stocks (Cost $356,017,587)		442,207,038

Preferred Stocks — 0.6%

Germany — 0.6%
65,002	Fuchs Petrolub SE	2,937,374
Total Preferred Stocks (Cost $2,735,454)		2,937,374

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 2.1%

Money Market Funds — 2.1%
9,634,747	First American Government
	Obligations Fund — Class Z, 0.02%#	9,634,747
Total Short-Term Investments (Cost $9,634,747)		9,634,747
Total Investments — 98.7% (Cost $368,387,788)		454,779,159
Other Assets in Excess of Liabilities — 1.3%		5,933,900
NET ASSETS — 100.0%		$460,713,059

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

United Kingdom	36.1%
Germany	12.7%
France	12.5%
Sweden	10.2%
Switzerland	9.2%
Netherlands	4.2%
Belgium	3.7%
Austria	3.2%
Money Market Funds	2.1%
Spain	1.6%
Portugal	1.6%
Czech Republic	1.2%
Denmark	0.2%
Italy	0.2%
Other Assets and Liabilities	1.3%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory Emerging Markets Select Fund – Institutional Shares (the “Fund”) decreased 5.25% in value. During the same period, the FTSE Emerging Index (the “Index”), the Fund’s benchmark, decreased 7.71%.

In the second half of 2021, the Fund was able to preserve capital better than the Index. China, the largest weighting in the Index, pulled emerging markets lower in the second half of the year as several factors weighed on economic growth and investor sentiment. These factors included an ongoing real estate market slump, regulatory interference in certain sectors, zero-tolerance COVID-19 policies and contentious U.S.-China relations. The weakness in China overshadowed strong performance from another key emerging market, India, which remains a meaningful Fund allocation. The Fund’s investments in India contributed positively to performance and slightly outperformed those of the Index.

Key sector allocations that helped included an overweight to information technology, the largest sector in the Index, and an underweight to communication services. The Fund’s consumer discretionary stocks declined but outperformed those of the Index, as the Fund had less exposure to the consumer internet companies that were directly in the crosshairs of the Chinese government’s regulatory actions. Stock selection was additive in the real estate sector, where the Fund also had less exposure to the companies most impacted by the weak property market in China. Finally, the Fund’s stocks within the utilities and materials sectors generally performed well, as they benefited from rising energy prices and energy shortages in both Europe and China.

The largest single-stock contributors to performance came from a diverse group of businesses. China Resources Power Holdings is a Chinese power generation company whose business benefited from the energy shortages there. Macrotech Developers, one of the largest real estate owners and developers in India, reported a sharp rebound in its sales outlook. Fangda New Carbon Material, the Fund’s third largest contributor, is one of the world’s largest producers of graphite electrodes, which are in high demand because their use in the production and recycling of steel is less carbon intensive than traditional methods. The Fund’s five largest detractors were Tencent, Alibaba Group, Trip.com, Galaxy Entertainment and Baidu, which were all negatively impacted by the environment in China.

The volatility in the greater China region may continue over the near term, but we think the long-term growth of the region remains attractive. The Fund took advantage of the volatility to add selectively to existing positions and initiate new ones, sourcing capital from better-performing regions, such as India. We continue to believe these less-efficient markets offer the Fund an opportunity to identify company-specific investment opportunities with attractive return potential.

Sincerely,

Jordan Wruble
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 91.9%

Brazil — 1.3%
2,765,100	Ambev S.A.	7,737,379

China — 35.1%
942,864	AIA Group, Ltd.	9,516,183
435,200	Alibaba Group Holding, Ltd.*	6,395,518
298,000	ANTA Sports Products, Ltd.	4,475,464
192,295	Baidu, Inc.*	3,586,480
50,277	Baidu, Inc. ADR*	7,480,715
518,550	Beijing Oriental Yuhong
	Waterproof Technology Co., Ltd.	4,292,155
1,636,000	Brilliance China Automotive Holdings, Ltd.*†	2,098
4,729,000	China Construction Bank Corp.	3,276,946
1,129,827	China Mengniu Dairy Co., Ltd.	6,404,846
2,176,000	China Overseas Land & Investment Ltd.	5,154,509
567,654	China Resources Beer Holdings Co., Ltd.	4,648,559
194,081	China Tourism Group Duty Free Corp., Ltd.	6,690,654
2,407,811	Dongfeng Motor Group Co., Ltd.	2,001,609
111,542	Ecovacs Robotics Co., Ltd.	2,641,848
2,691,075	Fangda Carbon New Material Co., Ltd.	4,571,686
1,253,000	Galaxy Entertainment Group Ltd.*	6,500,065
1,315,600	Haier Smart Home Co., Ltd.	5,564,106
169,616	Hong Kong Exchanges & Clearing Ltd.	9,919,819
119,800	Huazhu Group Ltd.*	447,639
87,396	Huazhu Group Ltd. ADR*	3,263,367
2,145,000	Industrial & Commercial Bank of China, Ltd.	1,209,959
830,095	Inner Mongolia Yili Industrial Group Co., Ltd.	5,402,864
13,503	Kweichow Moutai Co., Ltd.	4,339,298
3,910,000	Lenovo Group, Ltd.	4,493,708
1,079,894	Longfor Group Holdings, Ltd.	5,093,589
402,902	Meituan*	11,650,915
457,949	Midea Group Co., Ltd.	5,303,308
238,400	NetEase, Inc.	4,820,125
684,467	Ping An Insurance Group Co. of China, Ltd.	4,932,352
1,360,700	Sany Heavy Industry Co., Ltd.	4,871,271
215,605	Techtronic Industries Co., Ltd.	4,298,065
355,583	Tencent Holdings, Ltd.	20,748,666
43,550	Trip.com Group, Ltd.*	1,068,132
373,693	Trip.com Group, Ltd. ADR*	9,200,322
521,552	Tsingtao Brewery Co., Ltd.	4,880,606
624,572	Yifeng Pharmacy Chain Co., Ltd.	5,398,301
2,001,000	Yue Yuen Industrial Holdings, Ltd.*	3,349,622
107,375	Yum China Holdings, Inc.	5,351,570
27,922	Zai Lab Ltd. ADR*	1,754,898
		205,001,837
Czech Republic — 0.8%
128,071	CEZ AS	4,847,500

Hungary — 0.8%
89,885	OTP Bank PLC*	4,583,356

India — 14.9%
539,553	Ambuja Cements Ltd.	2,731,089
498,079	Aurobindo Pharma, Ltd.	4,908,982
665,330	Axis Bank, Ltd.*	6,046,030
34,373	Bajaj Finance Ltd.	3,210,546
473,007	Bharti Airtel Ltd.*	4,344,507
171,631	Escorts, Ltd.	4,390,221
394,567	Godrej Consumer Products, Ltd.*	5,130,591
156,797	HDFC Bank, Ltd.	3,104,147
869,101	ICICI Bank, Ltd.	8,639,699
304,857	Larsen & Toubro, Ltd.	7,743,339
243,134	Macrotech Developers Ltd.*	4,016,402
441,286	Mahindra & Mahindra Ltd.	4,951,323
267,721	Reliance Industries Ltd.	8,504,586
312,908	Shriram Transport Finance Co., Ltd.	5,093,237
102,655	Siemens Ltd.	3,254,226
556,243	State Bank of India	3,432,204
767,827	Wipro, Ltd.	7,357,596
		86,858,725
Indonesia — 0.6%
6,745,800	Bank Mandiri Persero Tbk PT	3,330,936

Russia — 2.0%
107,336	LUKOIL PJSC ADR	9,617,403
113,607	Sberbank of Russia PJSC ADR	1,822,825
		11,440,228
Singapore — 2.1%
328,924	DBS Group Holdings, Ltd.	7,966,198
1,429,308	Wilmar International, Ltd.	4,398,800
		12,364,998
South Africa — 0.8%
290,186	Sasol, Ltd.*	4,751,091

South Korea — 10.7%
140,880	DB Insurance Co., Ltd.	6,396,332
156,520	Hankook Tire & Technology Co., Ltd.	5,228,906
48,620	KB Financial Group, Inc.	2,248,398
37,575	Korea Shipbuilding & Offshore
	Engineering Co., Ltd.*	2,986,806
29,020	POSCO	6,729,357
478,407	Samsung Electronics Co., Ltd.	31,419,366
210,331	Samsung Engineering Co., Ltd.*	4,044,014
117,170	Shinhan Financial Group Co., Ltd.	3,620,442
		62,673,621
Taiwan — 16.1%
216,726	Advantech Co., Ltd.	3,098,162
1,455,500	ASE Technology Holding Co., Ltd.	5,624,366
391,000	Catcher Technology Co., Ltd.	2,210,397
408,747	Chroma ATE, Inc.	2,947,740
3,511,000	Compal Electronics, Inc.	3,069,326
4,121,000	CTBC Financial Holding Co., Ltd.	3,860,555
387,693	Delta Electronics, Inc.	3,846,762
207,000	Elite Material Co., Ltd.	2,074,507
147,647	Globalwafers Co., Ltd.	4,730,049
2,256,000	Hon Hai Precision Industry Co., Ltd.	8,460,320
1,973,000	Lite-On Technology Corp.	4,543,318
193,781	MediaTek, Inc.	8,315,051
1,867,457	Taiwan Semiconductor
	Manufacturing Co., Ltd.	41,310,014
		94,090,567

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 91.9% (Continued)

Thailand — 1.4%
832,000	Bangkok Bank PCL NVDR	3,011,068
1,292,800	Siam Commercial Bank PCL NVDR	4,907,149
		7,918,217
Turkey — 1.0%
4,522,365	Akbank T.A.S.	2,442,298
566,931	Tofas Turk Otomobil Fabrikasi AS	3,244,136
		5,686,434
United Arab Emirates — 1.0%
2,430,302	Abu Dhabi Commercial Bank PJSC	5,638,513

United Kingdom — 1.0%
84,924	Antofagasta PLC	1,544,526
738,521	Standard Chartered PLC	4,490,777
		6,035,303
United States — 2.3%
94,602	Cognizant Technology Solutions Corp.	8,393,090
262,367	Flex, Ltd.*	4,809,187
		13,202,277
Total Common Stocks (Cost $465,422,476)		536,160,982

Preferred Stocks — 2.4%

Brazil — 2.0%
3,660,927	Cia Energetica de Minas Gerais	8,737,330
759,000	Itau Unibanco Holding S.A.	2,860,396
		11,597,726
South Korea — 0.4%
27,729	Hyundai Motor Co.	2,294,131
Total Preferred Stocks (Cost $14,979,326)		13,891,857

Exchange Traded Funds — 1.2%

United States — 1.2%
81,290	iShares MSCI All Country Asia ex
	Japan Exchange Traded Fund	6,722,683
Total Exchange Traded Funds (Cost $6,668,765)		6,722,683

Short-Term Investments — 4.4%

Money Market Funds — 4.4%
25,535,745	First American Government
	Obligations Fund — Class Z, 0.02%#	25,535,745
Total Short-Term Investments (Cost $25,535,745)		25,535,745
Total Investments — 99.9% (Cost $512,606,312)		582,311,267
Other Assets in Excess of Liabilities — 0.1%		860,799
NET ASSETS — 100.0%		$583,172,066

*	Non-Income Producing
†	This security is being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees.
ADR — American Depositary Receipt
NVDR — Non-Voting Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

China	35.1%
Taiwan	16.1%
India	14.9%
South Korea	11.1%
Money Market Funds	4.4%
United States	3.5%
Brazil	3.3%
Singapore	2.1%
Russia	2.0%
Thailand	1.4%
United Kingdom	1.0%
Turkey	1.0%
United Arab Emirates	1.0%
Czech Republic	0.8%
South Africa	0.8%
Hungary	0.8%
Indonesia	0.6%
Other Assets and Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
December 31, 2021

Dear Shareholders:

During the six-month period ended December 31, 2021, the Brown Advisory – Beutel Goodman Large-Cap Value Fund – Institutional Shares (the “Fund”) decreased 0.95% in value. During the same period, the Russell 1000® Value Index (the “Index”), the Fund’s benchmark, increased 6.93%.

The six-month period ended December 31, 2021 saw an increase in volatility as tapering by central banks around the world—and the promise of tightening in 2022—coincided with the emergence of the Omicron COVID-19 variant. This surge in cases has injected significant uncertainty as to the timing of a full global economic recovery, given the knock-on effects of potential lockdowns on supply chains and inflation.

Relative underperformance was driven primarily by stock selection in health care, consumer discretionary, industrials and consumer staples. Areas of relative strength included stock selection in financials and information technology.

From an individual stock perspective, Ameriprise Financial, AutoZone and Oracle were among the top contributors on an absolute-return basis. Ameriprise’s quarterly results were strong as the business continues to perform well, in large part due to the strong organic growth of its wealth and asset management segments, which now account for over 80% of earnings. AutoZone reported fiscal fourth-quarter earnings that demonstrated strong same-store sales growth despite an easing of factors that drove solid growth a year ago, namely stay-at-home orders and closures of big-box retail auto service stores. Oracle outperformed, as its results exceeded sales forecasts across all segments.

The primary detractors from performance included Flowserve, Biogen and Harley Davidson. Near-term challenges across Flowserve’s supply chain and certain end markets continue to present roadblocks to gaining consistent positive sales traction that can leverage an improved operating and financial structure. Biogen investors, in the short term, appear to be continuing to focus entirely on news related to its Alzheimer’s medication Aduhelm. Concerns over whether it would be covered, even in part, by Medicare have hurt the company’s share price. Harley-Davidson faced global logistics challenges and punitive tariffs from the European Union, which hampered operating results. The company generated meaningful free cash flow in the first six months of the year and appears to be on a growth trajectory.

We took advantage of market uncertainty and initiated positions in four new stocks: MillerKnoll, NetApp, Gentex and The Interpublic Group of Companies. We exited positions in TE Connectivity, Oracle and JPMorgan Chase & Co. after deeming these companies to be fully valued following process-driven trims conducted over the past year.

While it has been disappointing to see the level of underperformance of the Fund relative to the Index, we cannot control what happens in the market. Much of the underperformance was concentrated over a short period of time and was driven by a relatively small number of stocks. We have been steadfast in following our process and believe in the companies we hold in the portfolio. We also continue to believe that the market anomalies that have adversely impacted the portfolio’s relative performance will reverse.

Although broadly speaking we believe the market is quite expensive, we also believe the Fund is full of great investment opportunities trading at deep discounts to our calculations of their intrinsic value. As the market has risen, we have been busy trimming or selling out of positions in stocks that have touched or surpassed our target prices, recycling these funds into other names that have trailed off over recent quarters and into new opportunities where we believe “misguided hate” has created compelling entry points. Overall, we remain excited about the opportunities we are seeing as we seek to protect capital and deliver capital appreciation over the long term.

We thank you for your support and continued investment in the Fund.

Sincerely,

Rui Cardoso, CFA
Portfolio Manager

Glenn Fortin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
December 31, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 96.8%

Communication Services — 14.1%
594,220	Comcast Corp.	29,907,093
640,010	Interpublic Group of Companies, Inc.	23,968,375
825,562	Omnicom Group, Inc.	60,488,927
960,730	Verizon Communications, Inc.	49,919,531
		164,283,926
Consumer Discretionary — 15.2%
6,735	AutoZone, Inc.*	14,119,187
758,580	eBay, Inc.	50,445,570
758,070	Gentex Corp.	26,418,740
1,238,289	Harley-Davidson, Inc.	46,671,112
356,500	Polaris, Inc.	39,182,915
		176,837,524
Consumer Staples — 14.3%
1,172,140	Campbell Soup Co.	50,941,204
851,221	Kellogg Co.	54,835,657
421,500	Kimberly-Clark Corp.	60,240,780
		166,017,641
Financials — 9.8%
189,920	American Express Co.	31,070,912
170,430	Ameriprise Financial, Inc.	51,411,914
507,600	SEI Investments Co.	30,933,144
		113,415,970
Health Care — 17.0%
308,631	AmerisourceBergen Corp.	41,013,974
262,735	Amgen, Inc.	59,107,492
160,710	Biogen, Inc.*	38,557,543
767,475	Merck & Co., Inc.	58,819,284
		197,498,293
Industrials — 15.6%
105,425	Cummins, Inc.	22,997,410
1,100,604	Flowserve Corp.	33,678,482
352,044	Ingersoll Rand, Inc.	21,780,962
923,440	MillerKnoll, Inc.	36,189,614
40,340	Parker-Hannifin Corp.	12,832,961
586,595	Westinghouse Air Brake
	Technologies Corp.	54,031,265
		181,510,694
Information Technology — 9.8%
751,647	Amdocs, Ltd.	56,253,261
79,510	NetApp, Inc.	7,314,125
1,949,770	NortonLifeLock, Inc.	50,655,025
		114,222,411
Materials — 1.0%
66,345	PPG Industries, Inc.	11,440,532
Total Common Stocks (Cost $993,380,615)		1,125,226,991

Short-Term Investments — 2.7%

Money Market Funds — 2.7%
31,354,095	First American Government
	Obligations Fund — Class Z, 0.02%#	31,354,095
Total Short-Term Investments (Cost $31,354,095)		31,354,095
Total Investments — 99.5% (Cost $1,024,734,710)		1,156,581,086
Other Assets in Excess of Liabilities — 0.5%		5,896,334
NET ASSETS — 100.0%		$1,162,477,420

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Health Care	17.0%
Industrials	15.6%
Consumer Discretionary	15.2%
Consumer Staples	14.3%
Communication Services	14.1%
Information Technology	9.8%
Financials	9.8%
Money Market Funds	2.7%
Materials	1.0%
Other Assets and Liabilities	0.5%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2021 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,718,322,225	$286,953,672	$44,625,104	$4,345,525,020
Net unrealized appreciation (depreciation)	1,905,072,090	458,003,289	49,758,409	3,023,796,301
Total investments, at value	3,623,394,315	744,956,961	94,383,513	7,369,321,321
Cash	—	24,663	—	—
Receivables:
Investments sold	—	192,949	—	—
Fund shares sold	2,918,097	3,148,604	42,100	26,495,699
Interest and dividends	417,629	156,385	98,036	2,298,054
Foreign tax reclaims	—	—	17,407	—
Prepaid expenses and other assets	101,751	49,266	48,681	241,028
Total Assets	3,626,831,792	748,528,828	94,589,737	7,398,356,102
LIABILITIES
Payables:
Investments purchased	—	483,251	—	—
Fund shares redeemed	480,871	51,877	3	4,589,705
Accrued Liabilities:
Investment advisory fees	1,717,483	265,906	46,730	3,199,921
Service fees	153,764	65,260	8,706	368,813
Administration, accounting and transfer agent fees	161,932	32,767	3,955	293,891
Business management fees	152,639	31,115	3,966	306,003
Trustee fees	8,180	2,372	1,321	37,045
Distribution fees	9,414	1,294	254	108,623
Professional fees	8,872	10,243	10,442	5,561
Custody fees	10,311	1,576	362	19,435
Other liabilities	13,372	2,313	3,608	23,773
Total Liabilities	2,716,838	947,974	79,347	8,952,770
NET ASSETS	$3,624,114,954	$747,580,854	$94,510,390	$7,389,403,332

COMPONENTS OF NET ASSETS
Paid-in capital	$1,661,419,006	$286,881,561	$42,460,490	$4,407,131,477
Total distributable earnings (loss)	1,962,695,948	460,699,293	52,049,900	2,982,271,855
NET ASSETS	$3,624,114,954	$747,580,854	$94,510,390	$7,389,403,332
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$2,420,275,747	$225,817,569	$25,498,617	$4,424,603,028
Shares outstanding (unlimited shares authorized)	69,271,883	6,465,809	1,569,977	88,389,623
Net asset value per share	$34.94	$34.92	$16.24	$50.06
Investor Shares:
Net assets	$1,158,489,500	$515,603,669	$67,835,525	$2,444,257,649
Shares outstanding (unlimited shares authorized)	33,809,168	14,811,429	4,178,085	49,622,595
Net asset value per share	$34.27	$34.81	$16.24	$49.26
Advisor Shares:
Net assets	$45,349,707	$6,159,616	$1,176,248	$520,542,655
Shares outstanding (unlimited shares authorized)	1,436,576	177,336	72,499	10,840,350
Net asset value per share	$31.57	$34.73	$16.22	$48.02

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2021 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	SUSTAINABLE
	GROWTH	GROWTH	FUNDAMENTAL	SMALL-CAP
	FUND	FUND	VALUE FUND	CORE FUND
ASSETS
Investments:
Total investments, at cost	$130,634,754	$1,596,369,779	$888,226,524	$26,831,744
Net unrealized appreciation (depreciation)	47,465,830	698,841,938	460,442,104	322,332
Total investments, at value	178,100,584	2,295,211,717	1,348,668,628	27,154,076
Receivables:
Fund shares sold	1,132,260	4,955,806	3,777,382	901,855
Interest and dividends	8,872	983,817	1,860,295	14,212
Foreign tax reclaims	1,540	—	—	—
Prepaid expenses and other assets	32,525	114,173	52,026	50,560
Total Assets	179,275,781	2,301,265,513	1,354,358,331	28,120,703
LIABILITIES
Payables:
Investments purchased	—	376,637	1,980,636	243,432
Fund shares redeemed	16,876	1,023,781	469,169	—
Accrued Liabilities:
Investment advisory fees, net	98,449	1,619,517	943,993	10,253
Service fees	4,035	103,827	85,783	71
Administration, accounting and transfer agent fees	8,243	113,883	58,025	627
Business management fees	7,573	95,266	55,529	1,003
Trustee fees	1,065	10,259	3,845	142
Distribution fees	—	2,725	1,581	—
Professional fees	10,205	11,427	10,652	4,756
Custody fees	1,761	6,713	1,364	1,902
Other liabilities	3,674	43,233	5,277	2,267
Total Liabilities	151,881	3,407,268	3,615,854	264,453
NET ASSETS	$179,123,900	$2,297,858,245	$1,350,742,477	$27,856,250

COMPONENTS OF NET ASSETS
Paid-in capital	$128,966,775	$1,518,568,311	$896,516,890	$27,561,851
Total distributable earnings (loss)	50,157,125	779,289,934	454,225,587	294,399
NET ASSETS	$179,123,900	$2,297,858,245	$1,350,742,477	$27,856,250
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$146,535,735	$1,459,488,233	$654,495,448	$27,277,498
Shares outstanding (unlimited shares authorized)	8,308,655	26,678,719	20,906,891	2,663,452
Net asset value per share	$17.64	$54.71	$31.31	$10.24
Investor Shares:
Net assets	$32,588,165	$825,751,657	$688,383,880	$578,752
Shares outstanding (unlimited shares authorized)	1,859,326	30,286,813	22,014,001	56,530
Net asset value per share	$17.53	$27.26	$31.27	$10.24
Advisor Shares:
Net assets	$—	$12,618,355	$7,863,149	$—
Shares outstanding (unlimited shares authorized)	—	487,319	252,819	—
Net asset value per share	$—	$25.89	$31.10	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2021 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GLOBAL	INTERMEDIATE	TOTAL	SUSTAINABLE
	LEADERS	INCOME	RETURN	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Investments – unaffiliated, at cost	$1,013,487,549	$144,508,864	$444,906,849	$296,131,675
Investments – affiliated, at cost (Note 3)	—	19,290,606	—	—
Total investments, at cost	1,013,487,549	163,799,470	444,906,849	296,131,675
Net unrealized appreciation (depreciation) – unaffiliated	447,663,904	325,423	5,003,030	996,736
Net unrealized appreciation (depreciation) – affiliated (Note 3)	—	293,320	—	—
Total net unrealized appreciation (depreciation)	447,663,904	618,743	5,003,030	996,736
Investments – unaffiliated, at value	1,461,151,453	144,834,287	449,909,879	297,128,411
Investments – affiliated, at value (Note 3)	—	19,583,926	—	—
Total investments, at value	1,461,151,453	164,418,213	449,909,879	297,128,411
Cash – segregated for open TBA transactions	—	—	608,000	354,000
Cash deposit at broker – futures contracts (Note 6)	—	110,370	2,017,625	1,469,454
Gross unrealized appreciation – futures contracts (Note 6)	—	—	205,482	102,099
Receivables:
Investments sold	—	365	—	—
Fund shares sold	7,169,207	115,000	1,872,896	519,035
Interest and dividends	652,759	512,191	2,154,358	1,133,011
Foreign tax reclaims	547,512	—	—	—
Prepaid expenses and other assets	58,203	28,795	39,018	42,232
Total Assets	1,469,579,134	165,184,934	456,807,258	300,748,242
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	—	—	325,712	242,326
Payables:
Investments purchased	15,866,238	—	—	13,788,463
Fund shares redeemed	15,938	1,355	116,874	149,698
Accrued Liabilities:
Investment advisory fees, net	769,360	36,991	116,746	72,825
Service fees	12,446	6,999	188	230
Administration, accounting and transfer agent fees	61,316	11,683	27,188	16,973
Business management fees	59,182	6,999	19,458	12,138
Trustee fees	7,614	1,061	2,153	2,186
Distribution fees	—	767	—	—
Professional fees	10,298	10,851	10,917	10,166
Custodian fees	25,302	540	1,403	1,527
Other liabilities	22,623	4,154	2,451	3,115
Total Liabilities	16,850,317	81,400	623,090	14,299,647
NET ASSETS	$1,452,728,817	$165,103,534	$456,184,168	$286,448,595

COMPONENTS OF NET ASSETS
Paid-in capital	$1,016,071,921	$164,333,351	$451,273,142	$285,450,291
Total distributable earnings (loss)	436,656,896	770,183	4,911,026	998,304
NET ASSETS	$1,452,728,817	$165,103,534	$456,184,168	$286,448,595
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,352,950,674	$—	$452,207,771	$280,986,502
Shares outstanding (unlimited shares authorized)	57,506,264	—	44,019,270	27,467,514
Net asset value per share	$23.53	$—	$10.27	$10.23
Investor Shares:
Net assets	$99,778,143	$161,554,816	$3,976,397	$5,462,093
Shares outstanding (unlimited shares authorized)	4,252,119	14,935,007	387,151	533,879
Net asset value per share	$23.47	$10.82	$10.27	$10.23
Advisor Shares:
Net assets	$—	$3,548,718	$—	$—
Shares outstanding (unlimited shares authorized)	—	335,688	—	—
Net asset value per share	$—	$10.57	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2021 (Unaudited)

			BROWN
	BROWN	BROWN	ADVISORY	BROWN
	ADVISORY	ADVISORY	TAX-EXEMPT	ADVISORY
	MARYLAND	TAX-EXEMPT	SUSTAINABLE	MORTGAGE
	BOND	BOND	BOND	SECURITIES
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$174,881,580	$1,199,111,220	$213,303,675	$374,551,299
Net unrealized appreciation (depreciation)	7,544,004	43,961,196	3,147,919	7,878,215
Total investments, at value	182,425,584	1,243,072,416	216,451,594	382,429,514
Cash	—	—	—	537,000
Cash deposit at broker – futures contracts (Note 6)	—	—	—	467,694
Gross unrealized appreciation – futures contracts (Note 6)	—	—	—	25,173
Receivables:
Investments sold	—	—	—	25,608,696
Fund shares sold	1,068,036	16,075,604	699,000	320,600
Interest and dividends	2,702,498	8,901,303	2,135,932	1,309,169
Prepaid expenses and other assets	10,210	40,867	36,105	42,031
Total Assets	186,206,328	1,268,090,190	219,322,631	410,739,877
LIABILITIES
Floating rate note obligations, interest and fees	—	25,478,965	4,005,390	—
Gross unrealized depreciation – futures contracts (Note 6)	—	—	—	67,741
Payables:
Investments purchased	—	—	—	80,179,179
Fund shares redeemed	24,142	253,506	80,119	1,446
Distribution to shareholders	259,758	1,956,120	183,239	—
Accrued Liabilities:
Investment advisory fees	46,993	312,285	54,090	83,207
Service fees	7,832	545	9,015	246
Administration, accounting and transfer agent fees	10,530	59,816	13,509	30,839
Business management fees	7,832	52,048	9,015	13,868
Trustee fees	1,028	8,071	1,392	1,893
Professional fees	10,486	10,850	8,611	10,964
Custodian fees	702	2,620	885	1,657
Other liabilities	1,803	3,298	5,094	6,613
Total Liabilities	371,106	28,138,124	4,370,359	80,397,653
NET ASSETS	$185,835,222	$1,239,952,066	$214,952,272	$330,342,224

COMPONENTS OF NET ASSETS
Paid-in capital	$182,108,802	$1,208,988,053	$211,641,882	$326,323,744
Total distributable earnings (loss)	3,726,420	30,964,013	3,310,390	4,018,480
NET ASSETS	$185,835,222	$1,239,952,066	$214,952,272	$330,342,224
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$1,226,125,738	$—	$324,689,225
Shares outstanding (unlimited shares authorized)	—	118,335,767	—	31,138,582
Net asset value per share	$—	$10.36	$—	$10.43
Investor Shares:
Net assets	$185,835,222	$13,826,328	$214,952,272	$5,652,999
Shares outstanding (unlimited shares authorized)	17,225,832	1,334,101	21,312,657	541,212
Net asset value per share	$10.79	$10.36	$10.09	$10.45
Advisor Shares:
Net assets	$—	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—	—	—
Net asset value per share	$—	$—	$—	$—
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2021 (Unaudited)

	BROWN
	ADVISORY –	BROWN	BROWN
	WMC	ADVISORY	ADVISORY –
	STRATEGIC	EMERGING	BEUTEL
	EUROPEAN	MARKETS	GOODMAN
	EQUITY	SELECT	LARGE-CAP
	FUND	FUND	VALUE FUND
ASSETS
Investments:
Total investments, at cost	$368,387,788	$512,606,312	$1,024,734,710
Net unrealized appreciation (depreciation)	86,391,371	69,704,955	131,846,376
Total investments, at value	454,779,159	582,311,267	1,156,581,086
Foreign currency (Cost of $3,090, $819,182, and $—, respectively.)	3,107	836,831	—
Receivables:
Investments sold	274,047	1,010,632	2,788,573
Fund shares sold	1,913,848	8,587,888	11,403,656
Interest and dividends	659,722	2,097,194	2,517,454
Foreign tax reclaims	3,621,080	25,843	—
Prepaid expenses and other assets	46,310	60,235	60,848
Total Assets	461,297,273	594,929,890	1,173,351,617
LIABILITIES
Payables:
Investments purchased	—	11,107,898	9,992,014
Fund shares redeemed	167,525	95,928	312,609
Interest expense on line of credit	45	—	—
Accrued Liabilities:
Investment advisory fees	343,916	430,620	442,513
Service fees	4,063	694	17
Administration, accounting and transfer agent fees	19,950	24,502	53,533
Business management fees	19,106	23,923	49,168
Trustee fees	1,120	3,457	5,521
Distribution fees	664	7	—
Professional fees	10,829	11,002	9,967
Custodian fees	12,087	42,445	7,438
Other liabilities	4,909	17,348	1,417
Total Liabilities	584,214	11,757,824	10,874,197
NET ASSETS	$460,713,059	$583,172,066	$1,162,477,420

COMPONENTS OF NET ASSETS
Paid-in capital	$389,770,153	$532,268,176	$1,038,148,369
Total distributable earnings (loss)	70,942,906	50,903,890	124,329,051
NET ASSETS	$460,713,059	$583,172,066	$1,162,477,420
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$428,132,368	$577,646,737	$1,162,341,805
Shares outstanding (unlimited shares authorized)	34,918,365	48,839,689	88,976,382
Net asset value per share	$12.26	$11.83	$13.06
Investor Shares:
Net assets	$29,441,509	$5,493,607	$135,615
Shares outstanding (unlimited shares authorized)	2,408,241	464,509	10,386
Net asset value per share	$12.23	$11.83	$13.06
Advisor Shares:
Net assets	$3,139,182	$31,722	$—
Shares outstanding (unlimited shares authorized)	259,760	2,671	—
Net asset value per share	$12.08	$11.88	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2021 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$7,105,052	$2,915,978	$926,839	$15,407,393
Less: foreign taxes withheld	(103,425)	(66,588)	(2,062)	—
Interest Income	7,445	2,175	265	9,333
Total investment income	7,009,072	2,851,565	925,042	15,416,726
EXPENSES
Investment advisory fees	10,381,558	1,578,567	279,780	17,738,042
Service fees – Investor Shares (Note 3)	912,623	386,938	50,196	1,653,396
Service fees – Advisor Shares (Note 3)	30,995	4,595	914	372,254
Business management fees	924,731	184,718	23,315	1,677,529
Administration, accounting and transfer agent fees	441,312	90,649	11,927	780,818
Miscellaneous expenses	63,045	15,452	10,790	131,336
Professional fees	67,008	21,709	11,889	105,169
Trustee fees	50,457	10,748	2,412	107,552
Distribution fees – Advisor Shares (Note 3)	51,658	7,658	1,523	620,424
Custody fees	55,979	11,083	1,399	104,472
Registration fees	77,893	28,411	20,572	132,073
Insurance fees	21,355	4,235	535	33,646
Total Expenses	13,078,614	2,344,763	415,252	23,456,711
Expenses waived by adviser – expense cap (Note 3)	—	—	(8,232)	—
Net Expenses	13,078,614	2,344,763	407,020	23,456,711
NET INVESTMENT INCOME (LOSS)	(6,069,542)	506,802	518,022	(8,039,985)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	201,375,868	10,483,182	2,911,328	15,075,810
Net change in unrealized appreciation (depreciation) on investments	3,671,630	30,221,459	6,701,239	838,563,574
NET REALIZED AND UNREALIZED GAIN (LOSS)	205,047,498	40,704,641	9,612,567	853,639,384
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$198,977,956	$41,211,443	$10,130,589	$845,599,399

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2021 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	SUSTAINABLE
	GROWTH	GROWTH	FUNDAMENTAL	SMALL-CAP
	FUND	FUND	VALUE FUND	CORE FUND*
INVESTMENT INCOME
Dividend income	$240,854	$4,408,278	$8,437,898	$30,830
Less: foreign taxes withheld	(5,676)	(32,591)	—	—
Interest Income	763	12,838	4,335	60
Total investment income	235,941	4,388,525	8,442,233	30,890
EXPENSES
Investment advisory fees	629,191	10,239,372	5,428,631	39,387
Service fees – Investor Shares (Note 3)	25,236	627,090	493,992	91
Service fees – Advisor Shares (Note 3)	—	10,622	5,679	—
Business management fees	48,399	602,316	319,331	2,317
Administration, accounting and transfer agent fees	23,695	293,497	152,377	1,160
Miscellaneous expenses	11,571	140,869	27,456	5,528
Professional fees	13,163	48,057	29,638	4,830
Trustee fees	3,371	39,689	18,389	142
Distribution fees – Advisor Shares (Note 3)	—	17,703	9,465	—
Custody fees	5,309	38,899	19,160	1,150
Registration fees	20,165	51,669	35,679	8,822
Insurance fees	1,158	15,593	7,365	6
Total Expenses	781,258	12,125,376	6,547,162	63,433
Expenses waived by adviser – expense cap (Note 3)	—	—	—	(20,249)
Net Expenses	781,258	12,125,376	6,547,162	43,184
NET INVESTMENT INCOME (LOSS)	(545,317)	(7,736,851)	1,895,071	(12,294)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	8,094,922	192,864,259	49,116,366	(15,639)
Net change in unrealized appreciation (depreciation) on investments	(11,695,180)	(213,677,708)	27,806,556	322,332
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,600,258)	(20,813,449)	76,922,922	306,693
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(4,145,575)	$(28,550,300)	$78,817,993	$294,399

*	Inception date of Fund was September 30, 2021. Results of operations are for the period from October 1, 2021 to December 31, 2021.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2021 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GLOBAL	INTERMEDIATE	TOTAL	SUSTAINABLE
	LEADERS	INCOME	RETURN	BOND
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$4,074,632	$—	$—	$—
Dividend income – affiliated (Note 3)	—	123,650	—	—
Less: foreign taxes withheld	(203,321)	—	—	—
Interest Income	1,427	1,081,385	4,122,082	2,170,093
Total investment income	3,872,738	1,205,035	4,122,082	2,170,093
EXPENSES
Investment advisory fees	4,354,898	253,661	688,266	390,379
Service fees – Investor Shares (Note 3)	74,259	41,357	1,129	1,212
Service fees – Advisor Shares (Note 3)	—	920	—	—
Business management fees	334,992	42,277	114,711	65,063
Administration, accounting and transfer agent fees	160,998	30,686	72,781	45,160
Miscellaneous expenses	44,292	11,935	11,670	10,498
Professional fees	30,479	13,453	18,007	13,879
Trustee fees	22,434	3,105	7,481	4,885
Distribution fees – Advisor Shares (Note 3)	—	4,598	—	—
Custodian fees	77,506	4,412	9,853	7,864
Registration fees	23,932	20,475	31,012	26,881
Insurance fees	7,442	1,033	2,638	1,297
Total Expenses	5,131,232	427,912	957,548	567,118
Expenses waived by adviser – investments in affiliates (Note 3)	—	(30,464)	—	—
Net Expenses	5,131,232	397,448	957,548	567,118
NET INVESTMENT INCOME (LOSS)	(1,258,494)	807,587	3,164,534	1,602,975
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	8,313,687	272,722	1,940,334	1,256,767
Investments – affiliated (Note 3)	—	7,704	—	—
Less: foreign capital gains taxes paid	(59,111)	—	—	—
Futures contracts (Note 6)	—	—	4,870,243	2,430,687
Net realized gain (loss)	8,254,576	280,426	6,810,577	3,687,454
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	62,772,259	(1,886,482)	(6,503,744)	(4,287,054)
Investments – affiliated (Note 3)	—	(249,079)	—	—
Futures contracts (Note 6)	—	—	(1,951,156)	(873,740)
Net change in unrealized appreciation (depreciation)	62,772,259	(2,135,561)	(8,454,900)	(5,160,794)
NET REALIZED AND UNREALIZED GAIN (LOSS)	71,026,835	(1,855,135)	(1,644,323)	(1,473,340)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$69,768,341	$(1,047,548)	$1,520,211	$129,635

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2021 (Unaudited)

			BROWN
	BROWN	BROWN	ADVISORY	BROWN
	ADVISORY	ADVISORY	TAX-EXEMPT	ADVISORY
	MARYLAND	TAX-EXEMPT	SUSTAINABLE	MORTGAGE
	BOND	BOND	BOND	SECURITIES
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Interest Income	$2,082,191	$12,436,580	$1,825,111	$1,712,409
Total investment income	2,082,191	12,436,580	1,825,111	1,712,409
EXPENSES
Investment advisory fees	280,345	1,852,121	295,477	480,125
Service fees – Investor Shares (Note 3)	46,724	3,159	49,246	3,278
Business management fees	46,724	308,687	49,246	80,021
Administration, accounting and transfer agent fees	30,770	171,566	32,495	78,502
Miscellaneous expenses	9,175	19,665	11,974	16,715
Professional fees	13,450	29,890	11,594	15,933
Trustee fees	3,254	22,514	3,576	5,551
Custodian fees	2,803	18,521	3,301	7,561
Registration fees	4,036	38,819	14,427	16,766
Insurance fees	1,127	7,279	1,097	1,876
Interest expense and fees on floating rate note obligations	—	72,062	5,390	—
Total expenses	438,408	2,544,283	477,823	706,328
NET INVESTMENT INCOME (LOSS)	1,643,783	9,892,297	1,347,288	1,006,081
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	102,953	7,559,029	427,957	(500,996)
Securities sold short	—	—	—	40,142
Futures contracts (Note 6)	—	—	—	531,463
Net realized gain (loss)	102,953	7,559,029	427,957	70,609
Net change in unrealized appreciation (depreciation) on:
Investments	(1,303,239)	(12,228,973)	(405,508)	(2,983,021)
Futures contracts (Note 6)	—	—	—	(113,192)
Net change in unrealized appreciation (depreciation)	(1,303,239)	(12,228,973)	(405,508)	(3,096,213)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,200,286)	(4,669,944)	22,449	(3,025,604)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$443,497	$5,222,353	$1,369,737	$(2,019,523)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2021 (Unaudited)

	BROWN
	ADVISORY –	BROWN	BROWN
	WMC	ADVISORY	ADVISORY –
	STRATEGIC	EMERGING	BEUTEL
	EUROPEAN	MARKETS	GOODMAN
	EQUITY	SELECT	LARGE-CAP
	FUND	FUND	VALUE FUND
INVESTMENT INCOME
Dividend income	$3,412,243	$7,315,311	$12,485,728
Less: foreign taxes withheld	(145,513)	(926,124)	(154)
Interest Income	1,266	1,563	3,043
Total investment income	3,267,996	6,390,750	12,488,617
EXPENSES
Investment advisory fees	2,132,112	2,468,774	2,658,505
Service fees – Investor Shares (Note 3)	26,157	4,220	60
Service fees – Advisor Shares (Note 3)	2,659	23	—
Business management fees	118,451	137,154	295,389
Administration, accounting and transfer agent fees	57,850	68,353	146,537
Miscellaneous expenses	20,292	40,244	21,144
Professional fees	18,269	19,235	28,430
Trustee fees	6,613	9,629	18,791
Distribution fees – Advisor Shares (Note 3)	4,432	39	—
Custodian fees	57,081	230,951	23,663
Registration fees	28,176	31,788	45,295
Insurance fees	2,755	3,171	6,727
Interest expense on line of credit	45	—	—
Total Expenses	2,474,892	3,013,581	3,244,541
NET INVESTMENT INCOME (LOSS)	793,104	3,377,169	9,244,076
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	19,182,575	4,353,507	40,846,363
Less: foreign capital gains taxes paid	—	(1,227,618)	—
Net realized gain (loss)	19,182,575	3,125,889	40,846,363
Net change in unrealized appreciation (depreciation) on investments	(4,615,317)	(35,636,094)	(61,710,723)
NET REALIZED AND UNREALIZED GAIN (LOSS)	14,567,258	(32,510,205)	(20,864,360)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$15,360,362	$(29,133,036)	$(11,620,284)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2021	June 30,	2021	June 30,
	(Unaudited)	2021	(Unaudited)	2021
OPERATIONS
Net investment income (loss)	$(6,069,542)	$(7,725,043)	$506,802	$835,557
Net realized gain (loss)	201,375,868	461,819,891	10,483,182	34,441,388
Net change in unrealized appreciation (depreciation)	3,671,630	495,474,320	30,221,459	183,930,591
Increase (Decrease) in Net Assets from Operations	198,977,956	949,569,168	41,211,443	219,207,536
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(275,948,186)	(96,150,732)	(8,262,600)	(5,183,375)
Investor Shares	(138,356,314)	(53,804,293)	(18,655,194)	(13,042,478)
Advisor Shares	(5,590,446)	(1,430,507)	(219,055)	(144,982)
Total Distributions from earnings	(419,894,946)	(151,385,532)	(27,136,849)	(18,370,835)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	167,546,486	458,256,416	19,347,152	30,225,050
Investor Shares	30,595,848	110,682,834	18,158,905	33,280,987
Advisor Shares	15,362,639	25,287,065	475,797	598,360
Reinvestment of distributions:
Institutional Shares	253,768,541	86,813,486	5,836,134	3,670,013
Investor Shares	118,404,207	46,667,508	12,052,985	8,053,785
Advisor Shares	4,917,946	1,176,723	183,082	129,212
Redemption of shares:
Institutional Shares	(178,724,298)	(594,751,190)	(5,185,202)	(22,716,693)
Investor Shares	(91,317,911)	(237,529,004)	(24,826,158)	(46,836,653)
Advisor Shares	(5,509,611)	(11,711,930)	(584,572)	(864,904)
Redemption fees:
Institutional Shares	2,132	8,175	67	59
Investor Shares	1,060	4,412	155	150
Advisor Shares	37	89	2	2
Increase (Decrease) from Capital Share Transactions	315,047,076	(115,095,416)	25,458,347	5,539,368
Increase (Decrease) in Net Assets	94,130,086	683,088,220	39,532,941	206,376,069
NET ASSETS
Beginning of period	3,529,984,868	2,846,896,648	708,047,913	501,671,844
End of period	$3,624,114,954	$3,529,984,868	$747,580,854	$708,047,913
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,365,496	13,793,461	550,892	1,021,861
Investor Shares	813,208	3,402,697	522,859	1,088,801
Advisor Shares	437,532	830,317	13,467	20,114
Reinvestment of distributions:
Institutional Shares	7,470,372	2,679,429	170,965	128,920
Investor Shares	3,553,548	1,462,931	354,732	283,689
Advisor Shares	160,194	39,540	5,407	4,558
Redemption of shares:
Institutional Shares	(4,639,097)	(18,067,236)	(147,708)	(784,283)
Investor Shares	(2,490,700)	(7,276,803)	(711,212)	(1,649,133)
Advisor Shares	(154,366)	(386,697)	(16,486)	(30,951)
Increase (Decrease) in shares outstanding	9,516,187	(3,522,361)	742,916	83,576

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2021	June 30,	2021	June 30,
	(Unaudited)	2021	(Unaudited)	2021
OPERATIONS
Net investment income (loss)	$518,022	$1,225,770	$(8,039,985)	$(7,165,827)
Net realized gain (loss)	2,911,328	9,558,819	15,075,810	133,852,813
Net change in unrealized appreciation (depreciation)	6,701,239	12,065,441	838,563,574	1,304,746,396
Increase (Decrease) in Net Assets from Operations	10,130,589	22,850,030	845,599,399	1,431,433,382
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(2,271,905)	(1,503,436)	(78,187,845)	—
Investor Shares	(6,094,820)	(3,884,410)	(43,902,480)	—
Advisor Shares	(107,187)	(62,187)	(9,653,371)	—
Total Distributions from earnings	(8,473,912)	(5,450,033)	(131,743,696)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	52,389	614,324	1,008,261,003	1,563,805,836
Investor Shares	904,933	857,793	562,598,935	836,613,190
Advisor Shares	6,854	128,454	58,327,152	113,771,986
Reinvestment of distributions:
Institutional Shares	1,991,935	1,260,662	56,556,940	—
Investor Shares	3,827,840	2,113,481	41,803,230	—
Advisor Shares	99,349	57,774	8,653,932	—
Redemption of shares:
Institutional Shares	(1,063,323)	(4,644,705)	(433,419,356)	(616,247,511)
Investor Shares	(1,659,356)	(7,001,432)	(241,536,403)	(590,892,163)
Advisor Shares	(133,688)	(100,081)	(43,967,383)	(75,880,872)
Redemption fees:
Institutional Shares	—	137	28,758	35,520
Investor Shares	—	364	15,761	22,547
Advisor Shares	—	6	3,522	5,437
Increase (Decrease) from Capital Share Transactions	4,026,933	(6,713,223)	1,017,326,091	1,231,233,970
Increase (Decrease) in Net Assets	5,683,610	10,686,774	1,731,181,794	2,662,667,352
NET ASSETS
Beginning of period	88,826,780	78,140,006	5,658,221,538	2,995,554,186
End of period	$94,510,390	$88,826,780	$7,389,403,332	$5,658,221,538
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,214	41,333	20,506,380	41,474,197
Investor Shares	55,198	58,637	11,631,150	22,746,741
Advisor Shares	424	8,629	1,235,818	3,150,995
Reinvestment of distributions:
Institutional Shares	125,842	89,237	1,164,442	—
Investor Shares	242,222	151,075	874,545	—
Advisor Shares	6,290	4,102	185,707	—
Redemption of shares:
Institutional Shares	(64,070)	(324,173)	(8,787,582)	(16,100,160)
Investor Shares	(101,195)	(488,066)	(5,015,499)	(15,762,445)
Advisor Shares	(8,238)	(7,074)	(940,171)	(2,043,919)
Increase (Decrease) in shares outstanding	259,687	(466,300)	20,854,790	33,465,409

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MID-CAP GROWTH FUND		SMALL-CAP GROWTH FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2021	June 30,	2021	June 30,
	(Unaudited)	2021	(Unaudited)	2021
OPERATIONS
Net investment income (loss)	$(545,317)	$(779,117)	$(7,736,851)	$(14,435,989)
Net realized gain (loss)	8,094,922	18,516,408	192,864,259	237,055,955
Net change in unrealized appreciation (depreciation)	(11,695,180)	39,063,177	(213,677,708)	514,202,972
Increase (Decrease) in Net Assets from Operations	(4,145,575)	56,800,468	(28,550,300)	736,822,938
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(13,572,347)	—	(172,748,428)	(11,896,784)
Investor Shares	(2,932,131)	—	(97,870,445)	(5,863,246)
Advisor Shares	—	—	(1,547,788)	(116,750)
Total Distributions from earnings	(16,504,478)	—	(272,166,661)	(17,876,780)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	13,022,952	41,408,797	135,778,299	530,516,528
Investor Shares	1,551,596	3,288,623	81,764,649	220,054,702
Advisor Shares	—	—	967,186	2,322,172
Reinvestment of distributions:
Institutional Shares	9,182,645	—	154,065,376	10,885,113
Investor Shares	2,932,130	—	76,826,887	4,488,157
Advisor Shares	—	—	1,239,714	94,232
Redemption of shares:
Institutional Shares	(17,823,648)	(28,292,095)	(398,198,834)	(309,822,737)
Investor Shares	(1,653,612)	(9,487,455)	(46,256,921)	(140,236,741)
Advisor Shares	—	—	(2,747,254)	(4,440,626)
Redemption fees:
Institutional Shares	1	34	240	10,187
Investor Shares	—	7	129	4,967
Advisor Shares	—	—	2	93
Increase (Decrease) from Capital Share Transactions	7,212,064	6,917,911	3,439,473	313,876,047
Increase (Decrease) in Net Assets	(13,437,989)	63,718,379	(297,277,488)	1,032,822,205
NET ASSETS
Beginning of period	192,561,889	128,843,510	2,595,135,733	1,562,313,528
End of period	$179,123,900	$192,561,889	$2,297,858,245	$2,595,135,733
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	680,971	2,392,734	2,205,229	9,824,740
Investor Shares	79,770	186,548	2,700,241	7,823,520
Advisor Shares	—	—	34,166	89,978
Reinvestment of distributions:
Institutional Shares	543,030	—	2,953,141	192,793
Investor Shares	174,428	—	2,954,880	159,267
Advisor Shares	—	—	50,191	3,511
Redemption of shares:
Institutional Shares	(931,591)	(1,618,248)	(6,384,834)	(5,563,525)
Investor Shares	(84,214)	(558,836)	(1,529,349)	(4,910,617)
Advisor Shares	—	—	(97,008)	(169,814)
Increase (Decrease) in shares outstanding	462,394	402,198	2,886,657	7,449,853

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY SUSTAINABLE
	FUNDAMENTAL VALUE FUND		SMALL-CAP CORE FUND*
	Six Months		Period
	Ended	Fiscal	Ended
	December 31,	Year Ended	December 31,
	2021	June 30,	2021*
	(Unaudited)	2021	(Unaudited)
OPERATIONS
Net investment income (loss)	$1,895,071	$3,523,445	$(12,294)
Net realized gain (loss)	49,116,366	108,654,199	(15,639)
Net change in unrealized appreciation (depreciation)	27,806,556	312,738,342	322,332
Increase (Decrease) in Net Assets from Operations	78,817,993	424,915,986	294,399
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(4,049,873)	(2,636,684)	—
Investor Shares	(3,302,606)	(2,476,129)	—
Advisor Shares	(25,337)	(8,815)	—
Total Distributions from earnings	(7,377,816)	(5,121,628)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	55,884,407	169,637,501	26,981,148
Investor Shares	32,262,042	103,752,623	807,527
Advisor Shares	851,818	3,444,448	—
Reinvestment of distributions:
Institutional Shares	2,331,040	1,304,113	—
Investor Shares	1,810,880	641,899	—
Advisor Shares	23,318	7,959	—
Redemption of shares:
Institutional Shares	(28,760,416)	(106,244,029)	(1,000)
Investor Shares	(31,162,431)	(116,625,651)	(225,824)
Advisor Shares	(1,563,324)	(1,895,710)	—
Redemption fees:
Institutional Shares	721	3,937	—
Investor Shares	758	4,854	—
Advisor Shares	8	46	—
Increase (Decrease) from Capital Share Transactions	31,678,821	54,031,990	27,561,851
Increase (Decrease) in Net Assets	103,118,998	473,826,348	27,856,250
NET ASSETS
Beginning of period	1,247,623,479	773,797,131	—
End of period	$1,350,742,477	$1,247,623,479	$27,856,250
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,870,869	6,785,199	2,663,552
Investor Shares	1,090,216	4,300,398	78,562
Advisor Shares	28,763	120,477	—
Reinvestment of distributions:
Institutional Shares	76,504	54,887	—
Investor Shares	60,122	27,039	—
Advisor Shares	781	337	—
Redemption of shares:
Institutional Shares	(975,400)	(4,405,364)	(100)
Investor Shares	(1,042,154)	(4,929,069)	(22,032)
Advisor Shares	(52,763)	(79,338)	—
Increase (Decrease) in shares outstanding	1,056,938	1,874,566	2,719,982
*	Inception date of Fund was September 30, 2021. Results of operations are for the period from October 1, 2021 to December 31, 2021.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GLOBAL LEADERS FUND		INTERMEDIATE INCOME FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2021	June 30,	2021	June 30,
	(Unaudited)	2021	(Unaudited)	2021
OPERATIONS
Net investment income (loss)	$(1,258,494)	$1,402,184	$807,587	$1,742,582
Net realized gain (loss)	8,254,576	21,010,351	280,426	2,063,118
Net change in unrealized appreciation (depreciation)	62,772,259	270,587,214	(2,135,561)	(2,225,244)
Increase (Decrease) in Net Assets from Operations	69,768,341	292,999,749	(1,047,548)	1,580,456
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(14,988,323)	(1,219,498)	—	—
Investor Shares	(1,060,271)	(81,118)	(2,336,167)	(2,024,012)
Advisor Shares	—	—	(48,813)	(35,872)
Total Distributions from earnings	(16,048,594)	(1,300,616)	(2,384,980)	(2,059,884)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	168,176,048	327,175,286	—	—
Investor Shares	2,030,474	9,721,189	14,885,495	69,035,600
Advisor Shares	—	—	200	54,578
Reinvestment of distributions:
Institutional Shares	9,094,459	303,142	—	—
Investor Shares	914,903	70,480	1,417,590	745,482
Advisor Shares	—	—	45,149	32,893
Redemption of shares:
Institutional Shares	(23,854,184)	(49,946,130)	—	—
Investor Shares	(3,082,250)	(6,091,604)	(19,166,738)	(49,833,684)
Advisor Shares	—	—	(81,315)	(43,882)
Redemption fees:
Institutional Shares	145	1,470	—	—
Investor Shares	12	144	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	153,279,607	281,233,977	(2,899,619)	19,990,987
Increase (Decrease) in Net Assets	206,999,354	572,933,110	(6,332,147)	19,511,559
NET ASSETS
Beginning of period	1,245,729,463	672,796,353	171,435,681	151,924,122
End of period	$1,452,728,817	$1,245,729,463	$165,103,534	$171,435,681
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	7,265,056	16,373,896	—	—
Investor Shares	87,887	477,255	1,351,831	6,201,443
Advisor Shares	—	—	19	5,017
Reinvestment of distributions:
Institutional Shares	397,518	15,226	—	—
Investor Shares	40,127	3,545	130,540	67,135
Advisor Shares	—	—	4,248	3,031
Redemption of shares:
Institutional Shares	(1,034,784)	(2,498,105)	—	—
Investor Shares	(132,117)	(308,680)	(1,737,390)	(4,487,530)
Advisor Shares	—	—	(7,663)	(4,048)
Increase (Decrease) in shares outstanding	6,623,687	14,063,137	(258,415)	1,785,048

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	TOTAL RETURN FUND		SUSTAINABLE BOND FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2021	June 30,	2021	June 30,
	(Unaudited)	2021	(Unaudited)	2021
OPERATIONS
Net investment income (loss)	$3,164,534	$5,974,109	$1,602,975	$2,962,376
Net realized gain (loss)	6,810,577	3,026,798	3,687,454	2,163,756
Net change in unrealized appreciation (depreciation)	(8,454,900)	3,699,619	(5,160,794)	(1,016,013)
Increase (Decrease) in Net Assets from Operations	1,520,211	12,700,526	129,635	4,110,119
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(11,248,580)	(14,293,838)	(5,522,594)	(6,647,215)
Investor Shares	(109,054)	(189,740)	(104,689)	(123,028)
Total Distributions from earnings	(11,357,634)	(14,483,578)	(5,627,283)	(6,770,243)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	58,959,386	150,248,925	86,684,912	102,466,710
Investor Shares	182,712	2,544,231	1,490,576	3,548,318
Reinvestment of distributions:
Institutional Shares	6,500,158	8,155,243	3,145,121	3,271,157
Investor Shares	99,318	171,436	83,783	95,926
Redemption of shares:
Institutional Shares	(41,502,812)	(106,757,079)	(21,923,308)	(38,120,567)
Investor Shares	(958,510)	(2,461,886)	(1,021,264)	(714,914)
Redemption fees:
Institutional Shares	—	741	1,282	1,554
Investor Shares	—	9	24	29
Increase (Decrease) from Capital Share Transactions	23,280,252	51,901,620	68,461,126	70,548,213
Increase (Decrease) in Net Assets	13,442,829	50,118,568	62,963,478	67,888,089
NET ASSETS
Beginning of period	442,741,339	392,622,771	223,485,117	155,597,028
End of period	$456,184,168	$442,741,339	$286,448,595	$223,485,117
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	5,605,066	14,146,348	8,298,717	9,729,795
Investor Shares	17,474	238,850	143,203	338,049
Reinvestment of distributions:
Institutional Shares	628,228	769,645	306,018	310,735
Investor Shares	9,587	16,183	8,134	9,127
Redemption of shares:
Institutional Shares	(3,955,743)	(10,107,352)	(2,099,875)	(3,634,984)
Investor Shares	(92,154)	(233,230)	(98,014)	(68,198)
Increase (Decrease) in shares outstanding	2,212,458	4,830,444	6,558,183	6,684,524

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		TAX-EXEMPT BOND FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2021	June 30,	2021	June 30,
	(Unaudited)	2021	(Unaudited)	2021
OPERATIONS
Net investment income (loss)	$1,643,783	$3,479,051	$9,892,297	$22,440,185
Net realized gain (loss)	102,953	97,687	7,559,029	20,808,707
Net change in unrealized appreciation (depreciation)	(1,303,239)	4,228,940	(12,228,973)	32,884,664
Increase (Decrease) in Net Assets from Operations	443,497	7,805,678	5,222,353	76,133,556
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(20,938,954)	(29,711,781)
Investor Shares	(2,045,152)	(4,243,704)	(214,712)	(260,612)
Total Distributions from earnings	(2,045,152)	(4,243,704)	(21,153,666)	(29,972,393)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	169,520,793	370,614,846
Investor Shares	6,367,525	24,968,339	2,770,797	4,295,133
Reinvestment of distributions:
Institutional Shares	—	—	7,045,076	7,240,171
Investor Shares	491,116	1,006,650	170,496	179,967
Redemption of shares:
Institutional Shares	—	—	(125,113,962)	(305,615,768)
Investor Shares	(5,904,482)	(19,252,616)	(482,936)	(3,328,557)
Redemption fees:
Institutional Shares	—	—	—	6
Investor Shares	80	—	—	—
Increase (Decrease) from Capital Share Transactions	954,239	6,722,373	53,910,264	73,385,798
Increase (Decrease) in Net Assets	(647,416)	10,284,347	37,978,951	119,546,961
NET ASSETS
Beginning of period	186,482,638	176,198,291	1,201,973,115	1,082,426,154
End of period	$185,835,222	$186,482,638	$1,239,952,066	$1,201,973,115
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	16,258,804	35,903,729
Investor Shares	587,986	2,312,457	265,182	415,733
Reinvestment of distributions:
Institutional Shares	—	—	677,515	701,699
Investor Shares	45,359	93,166	16,375	17,415
Redemption of shares:
Institutional Shares	—	—	(12,006,568)	(29,550,681)
Investor Shares	(544,739)	(1,781,703)	(46,286)	(324,070)
Increase (Decrease) in shares outstanding	88,606	623,920	5,165,022	7,163,825

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY
	TAX-EXEMPT SUSTAINABLE		BROWN ADVISORY
	BOND FUND		MORTGAGE SECURITIES FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2021	June 30,	2021	June 30,
	(Unaudited)	2021	(Unaudited)	2021
OPERATIONS
Net investment income (loss)	$1,347,288	$2,442,116	$1,006,081	$(787,682)
Net realized gain (loss)	427,957	2,004,560	70,609	3,649,989
Net change in unrealized appreciation (depreciation)	(405,508)	3,896,490	(3,096,213)	1,338,932
Increase (Decrease) in Net Assets from Operations	1,369,737	8,343,166	(2,019,523)	4,201,239
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(1,916,888)	(1,503,072)
Investor Shares	(3,402,666)	(2,559,299)	(49,865)	(118,094)
Total Distributions from earnings	(3,402,666)	(2,559,299)	(1,966,753)	(1,621,166)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	52,759,853	110,872,804
Investor Shares	61,430,282	109,926,761	2,807,939	24,528,218
Reinvestment of distributions:
Institutional Shares	—	—	441,991	294,936
Investor Shares	1,233,725	451,744	47,478	117,644
Redemption of shares:
Institutional Shares	—	—	(13,110,289)	(63,258,102)
Investor Shares	(24,801,405)	(94,071,642)	(29,022,198)	(2,689,608)
Redemption fees:
Institutional Shares	—	—	1,196	93
Investor Shares	—	85	53	10
Increase (Decrease) from Capital Share Transactions	37,862,602	16,306,948	13,926,023	69,865,995
Increase (Decrease) in Net Assets	35,829,673	22,090,815	9,939,747	72,446,068
NET ASSETS
Beginning of period	179,122,599	157,031,784	320,402,477	247,956,409
End of period	$214,952,272	$179,122,599	$330,342,224	$320,402,477
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	5,014,896	10,524,847
Investor Shares	6,049,840	10,983,189	265,613	2,327,339
Reinvestment of distributions:
Institutional Shares	—	—	42,122	28,000
Investor Shares	122,055	44,955	4,505	11,152
Redemption of shares:
Institutional Shares	—	—	(1,245,265)	(6,005,046)
Investor Shares	(2,443,752)	(9,344,231)	(2,744,100)	(254,888)
Increase (Decrease) in shares outstanding	3,728,143	1,683,913	1,337,771	6,631,404

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY –		BROWN ADVISORY
	WMC STRATEGIC		EMERGING MARKETS
	EUROPEAN EQUITY FUND		SELECT FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2021	June 30,	2021	June 30,
	(Unaudited)	2021	(Unaudited)	2021
OPERATIONS
Net investment income (loss)	$793,104	$4,109,443	$3,377,169	$3,100,058
Net realized gain (loss)	19,182,575	45,125,577	3,125,889	14,477,360
Net change in unrealized appreciation (depreciation)	(4,615,317)	52,604,293	(35,636,094)	101,914,885
Increase (Decrease) in Net Assets from Operations	15,360,362	101,839,313	(29,133,036)	119,492,303
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(39,782,445)	(20,009,676)	(3,771,870)	(2,138,888)
Investor Shares	(2,675,078)	(1,879,956)	(28,421)	(21,367)
Advisor Shares	(291,103)	(220,820)	(101)	(21)
Total Distributions from earnings	(42,748,626)	(22,110,452)	(3,800,392)	(2,160,276)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	36,329,032	114,798,417	121,620,003	182,958,474
Investor Shares	1,565,156	24,558,529	270,719	1,523,609
Advisor Shares	30,399	455,367	9,961	10,218
Reinvestment of distributions:
Institutional Shares	25,171,967	12,839,068	838,107	412,838
Investor Shares	2,448,466	1,770,675	26,928	20,969
Advisor Shares	261,014	209,582	101	21
Redemption of shares:
Institutional Shares	(24,973,769)	(68,574,420)	(42,131,505)	(36,476,602)
Investor Shares	(12,930,890)	(16,467,048)	(371,114)	(1,427,705)
Advisor Shares	(697,754)	(1,542,550)	(1,049)	(49,719)
Redemption fees:
Institutional Shares	150	8	2,478	123
Investor Shares	10	1	24	2
Advisor Shares	1	—	—	—
Increase (Decrease) from Capital Share Transactions	27,203,782	68,047,629	80,264,653	146,972,228
Increase (Decrease) in Net Assets	(184,482)	147,776,490	47,331,225	264,304,255
NET ASSETS
Beginning of period	460,897,541	313,121,051	535,840,841	271,536,586
End of period	$460,713,059	$460,897,541	$583,172,066	$535,840,841
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,775,660	9,389,076	10,155,426	15,248,156
Investor Shares	118,174	2,044,309	22,632	127,777
Advisor Shares	2,323	38,762	823	878
Reinvestment of distributions:
Institutional Shares	2,137,667	1,097,369	70,846	36,341
Investor Shares	208,879	151,859	2,276	1,846
Advisor Shares	22,571	18,193	9	2
Redemption of shares:
Institutional Shares	(1,913,530)	(5,890,250)	(3,548,490)	(3,305,092)
Investor Shares	(969,672)	(1,266,112)	(30,868)	(134,055)
Advisor Shares	(54,521)	(135,282)	(87)	(4,854)
Increase (Decrease) in shares outstanding	2,327,551	5,447,924	6,672,567	11,970,999

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY –
	BEUTEL GOODMAN
	LARGE-CAP VALUE FUND
	Six Months
	Ended	Fiscal
	December 31,	Year Ended
	2021	June 30,
	(Unaudited)	2021
OPERATIONS
Net investment income (loss)	$9,244,076	$11,690,279
Net realized gain (loss)	40,846,363	61,713,222
Net change in unrealized appreciation (depreciation)	(61,710,723)	172,843,343
Increase (Decrease) in Net Assets from Operations	(11,620,284)	246,246,844
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(100,197,516)	(22,311,318)
Investor Shares	(11,377)	—
Total Distributions from earnings	(100,208,893)	(22,311,318)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	154,834,672	527,531,771
Investor Shares	115,460	20,000
Reinvestment of distributions:
Institutional Shares	68,672,974	5,500,846
Investor Shares	11,084	—
Redemption of shares:
Institutional Shares	(98,698,789)	(59,629,241)
Investor Shares	(219)	—
Redemption fees:
Institutional Shares	728	150
Investor Shares	—	—
Increase (Decrease) from Capital Share Transactions	124,935,910	473,423,526
Increase (Decrease) in Net Assets	13,106,733	697,359,052
NET ASSETS
Beginning of period	1,149,370,687	452,011,635
End of period	$1,162,477,420	$1,149,370,687
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	11,083,307	41,377,447
Investor Shares	8,155	1,388
Reinvestment of distributions:
Institutional Shares	5,328,934	446,135
Investor Shares	860	—
Redemption of shares:
Institutional Shares	(7,188,796)	(4,687,212)
Investor Shares	(17)	—
Increase (Decrease) in shares outstanding	9,232,443	37,137,758

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate (c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/21	12/31/21	$37.39	(0.05)	2.07	2.02	—	(4.47)	(4.47)	$34.94	5.74%	$2,420,276		(0.27)%	0.65%	0.65%	8%
07/01/20	06/30/21	29.05	(0.06)	10.02	9.96	—	(1.62)	(1.62)	37.39	35.14	2,321,278		(0.19)	0.67	0.67	25
07/01/19	06/30/20	24.80	(0.04)	5.56	5.52	—	(1.27)	(1.27)	29.05	22.88	1,849,565		(0.16)	0.69	0.69	22
07/01/18	06/30/19	23.91	(0.04)	3.38	3.34	—	(2.45)	(2.45)	24.80	16.69	1,523,633		(0.19)	0.70	0.70	22
07/01/17	06/30/18	20.03	(0.06)	5.62	5.56	—	(1.68)	(1.68)	23.91	28.89	289,434		(0.29)	0.71	0.71	25
07/01/16	06/30/17	19.16	(0.03)	2.47	2.44	—	(1.57)	(1.57)	20.03	13.91	276,592		(0.16)	0.72	0.72	40

Investor Shares*
07/01/21	12/31/21	36.79	(0.08)	2.03	1.95	—	(4.47)	(4.47)	34.27	5.64	1,158,490		(0.42)	0.80	0.80	8
07/01/20	06/30/21	28.64	(0.11)	9.88	9.77	—	(1.62)	(1.62)	36.79	34.98	1,174,666		(0.34)	0.82	0.82	25
07/01/19	06/30/20	24.50	(0.08)	5.49	5.41	—	(1.27)	(1.27)	28.64	22.70	983,640		(0.31)	0.84	0.84	22
07/01/18	06/30/19	23.69	(0.08)	3.34	3.26	—	(2.45)	(2.45)	24.50	16.50	828,388		(0.34)	0.85	0.85	22
07/01/17	06/30/18	19.89	(0.10)	5.58	5.48	—	(1.68)	(1.68)	23.69	28.69	1,775,180		(0.44)	0.86	0.86	25
07/01/16	06/30/17	19.06	(0.06)	2.46	2.40	—	(1.57)	(1.57)	19.89	13.77	1,484,383		(0.31)	0.87	0.87	40

Advisor Shares*
07/01/21	12/31/21	34.27	(0.12)	1.89	1.77	—	(4.47)	(4.47)	31.57	5.53	45,350		(0.67)	1.05	1.05	8
07/01/20	06/30/21	26.84	(0.18)	9.23	9.05	—	(1.62)	(1.62)	34.27	34.63	34,042		(0.59)	1.07	1.07	25
07/01/19	06/30/20	23.09	(0.14)	5.16	5.02	—	(1.27)	(1.27)	26.84	22.39	13,692		(0.56)	1.09	1.09	22
07/01/18	06/30/19	22.53	(0.13)	3.14	3.01	—	(2.45)	(2.45)	23.09	16.22	6,683		(0.59)	1.10	1.10	22
07/01/17	06/30/18	19.04	(0.14)	5.31	5.17	—	(1.68)	(1.68)	22.53	28.32	6,215		(0.69)	1.11	1.11	25
07/01/16	06/30/17	18.35	(0.10)	2.36	2.26	—	(1.57)	(1.57)	19.04	13.53	5,479		(0.56)	1.12	1.12	40

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/21	12/31/21	34.26	0.04	1.95	1.99	(0.06)	(1.27)	(1.33)	34.92	5.89	225,818		0.25	0.53	0.53	3
07/01/20	06/30/21	24.36	0.07	10.76	10.83	(0.09)	(0.84)	(0.93)	34.26	45.26	201,849		0.25	0.54	0.54	13
07/01/19	06/30/20	22.92	0.11	2.50	2.61	(0.15)	(1.02)	(1.17)	24.36	11.29	134,574		0.47	0.56	0.56	12
07/01/18	06/30/19	21.94	0.17	1.63	1.80	(0.08)	(0.74)	(0.82)	22.92	8.94	135,190		0.78	0.57	0.57	14
07/01/17	06/30/18	18.53	0.10	3.43	3.53	(0.12)	—	(0.12)	21.94	19.07	131,218		0.48	0.72	0.72	15
07/01/16	06/30/17	15.15	0.11	3.37	3.48	(0.10)	—	(0.10)	18.53	23.05	101,431		0.61	0.73	0.73	15

Investor Shares*
07/01/21	12/31/21	34.16	0.02	1.93	1.95	(0.03)	(1.27)	(1.30)	34.81	5.82	515,604		0.10	0.68	0.68	3
07/01/20	06/30/21	24.31	0.03	10.73	10.76	(0.07)	(0.84)	(0.91)	34.16	45.05	500,233		0.10	0.69	0.69	13
07/01/19	06/30/20	22.88	0.07	2.49	2.56	(0.11)	(1.02)	(1.13)	24.31	11.12	362,695		0.32	0.71	0.71	12
07/01/18	06/30/19	21.90	0.14	1.63	1.77	(0.05)	(0.74)	(0.79)	22.88	8.77	343,917		0.63	0.72	0.72	14
07/01/17	06/30/18	18.50	0.07	3.42	3.49	(0.09)	—	(0.09)	21.90	18.88	316,109		0.33	0.87	0.87	15
07/01/16	06/30/17	15.12	0.08	3.37	3.45	(0.07)	—	(0.07)	18.50	22.90	310,360		0.46	0.88	0.88	15

Advisor Shares*
07/01/21	12/31/21	34.10	(0.03)	1.93	1.90	—	(1.27)	(1.27)	34.73	5.67	6,160		(0.15)	0.93	0.93	3
07/01/20	06/30/21	24.30	(0.04)	10.72	10.68	(0.04)	(0.84)	(0.88)	34.10	44.69	5,965		(0.15)	0.94	0.94	13
07/01/19	06/30/20	22.90	0.02	2.48	2.50	(0.08)	(1.02)	(1.10)	24.30	10.84	4,403		0.07	0.96	0.96	12
07/01/18	06/30/19	21.91	0.08	1.65	1.73	—	(0.74)	(0.74)	22.90	8.52	4,652		0.38	0.97	0.97	14
07/01/17	06/30/18	18.50	0.02	3.42	3.44	(0.03)	—	(0.03)	21.91	18.61	6,445		0.08	1.12	1.12	15
07/01/16	06/30/17	15.12	0.04	3.37	3.41	(0.03)	—	(0.03)	18.50	22.56	5,842		0.21	1.13	1.13	15
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate (c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/21	12/31/21	$15.98	0.10	1.71	1.81	(0.10)	(1.45)	(1.55)	$16.24	11.65%	$25,499		1.22%	0.76%	0.78%	6%
07/01/20	06/30/21	12.97	0.23	3.75	3.98	(0.23)	(0.74)	(0.97)	15.98	31.84	24,045		1.59	0.77	0.80	20
07/01/19	06/30/20	14.15	0.23	(0.10)	0.13	(0.23)	(1.08)	(1.31)	12.97	0.46	22,026		1.66	0.80	0.80	16
07/01/18	06/30/19	14.41	0.26	1.33	1.59	(0.27)	(1.58)	(1.85)	14.15	13.12	26,449		1.87	0.80	0.80	11
07/01/17	06/30/18	13.80	0.24	1.07	1.31	(0.25)	(0.45)	(0.70)	14.41	9.51	27,975		1.70	0.77	0.77	14
07/01/16	06/30/17	12.87	0.26	1.41	1.67	(0.26)	(0.48)	(0.74)	13.80	13.36	29,587		1.94	0.77	0.77	7

Investor Shares*
07/01/21	12/31/21	15.97	0.09	1.72	1.81	(0.09)	(1.45)	(1.54)	16.24	11.64	67,836		1.07	0.91	0.93	6
07/01/20	06/30/21	12.96	0.21	3.75	3.96	(0.21)	(0.74)	(0.95)	15.97	31.67	63,600		1.44	0.92	0.95	20
07/01/19	06/30/20	14.15	0.21	(0.11)	0.10	(0.21)	(1.08)	(1.29)	12.96	0.24	55,228		1.51	0.95	0.95	16
07/01/18	06/30/19	14.40	0.24	1.34	1.58	(0.25)	(1.58)	(1.83)	14.15	13.03	62,309		1.72	0.95	0.95	11
07/01/17	06/30/18	13.80	0.22	1.06	1.28	(0.23)	(0.45)	(0.68)	14.40	9.27	66,512		1.55	0.92	0.92	14
07/01/16	06/30/17	12.86	0.24	1.42	1.66	(0.24)	(0.48)	(0.72)	13.80	13.28	81,890		1.79	0.92	0.92	7

Advisor Shares*
07/01/21	12/31/21	15.96	0.07	1.71	1.78	(0.07)	(1.45)	(1.52)	16.22	11.44	1,176		0.82	1.16	1.18	6
07/01/20	06/30/21	12.96	0.17	3.74	3.91	(0.17)	(0.74)	(0.91)	15.96	31.27	1,182		1.19	1.17	1.20	20
07/01/19	06/30/20	14.14	0.17	(0.10)	0.07	(0.17)	(1.08)	(1.25)	12.96	0.05	886		1.26	1.20	1.20	16
07/01/18	06/30/19	14.40	0.21	1.33	1.54	(0.22)	(1.58)	(1.80)	14.14	12.67	1,017		1.47	1.20	1.20	11
07/01/17	06/30/18	13.78	0.19	1.06	1.25	(0.18)	(0.45)	(0.63)	14.40	9.04	1,077		1.30	1.17	1.17	14
07/01/16	06/30/17	12.84	0.20	1.43	1.63	(0.21)	(0.48)	(0.69)	13.78	13.02	2,422		1.54	1.17	1.17	7

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/21	12/31/21	44.56	(0.04)	6.45	6.41	—	(0.91)	(0.91)	50.06	14.45	4,424,603		(0.16)	0.62	0.62	8
07/01/20	06/30/21	31.96	(0.03)	12.63	12.60	—	—	—	44.56	39.42	3,364,728		(0.08)	0.65	0.65	23
07/01/19	06/30/20	26.39	0.01	5.77	5.78	—	(0.21)	(0.21)	31.96	22.01	1,601,989		0.05	0.70	0.70	20
07/01/18	06/30/19	23.02	0.03	4.12	4.15	—	(0.78)	(0.78)	26.39	18.89	749,949		0.10	0.73	0.73	21
07/01/17	06/30/18	18.94	0.01	4.42	4.43	—	(0.35)	(0.35)	23.02	23.59	369,642		0.05	0.73	0.73	29
07/01/16	06/30/17	16.05	(0.02)	3.03	3.01	—	(0.12)	(0.12)	18.94	18.83	221,177		(0.10)	0.73	0.73	41

Investor Shares*
07/01/21	12/31/21	43.90	(0.08)	6.35	6.27	—	(0.91)	(0.91)	49.26	14.35	2,444,258		(0.31)	0.77	0.77	8
07/01/20	06/30/21	31.52	(0.09)	12.47	12.38	—	—	—	43.90	39.28	1,849,429		(0.23)	0.80	0.80	23
07/01/19	06/30/20	26.07	(0.03)	5.69	5.66	—	(0.21)	(0.21)	31.52	21.82	1,108,023		(0.10)	0.85	0.85	20
07/01/18	06/30/19	22.79	(0.01)	4.07	4.06	—	(0.78)	(0.78)	26.07	18.68	374,769		(0.05)	0.88	0.88	21
07/01/17	06/30/18	18.78	(0.02)	4.38	4.36	—	(0.35)	(0.35)	22.79	23.41	102,201		(0.10)	0.88	0.88	29
07/01/16	06/30/17	15.94	(0.04)	3.00	2.96	—	(0.12)	(0.12)	18.78	18.65	36,954		(0.25)	0.88	0.88	41

Advisor Shares*
07/01/21	12/31/21	42.87	(0.13)	6.19	6.06	—	(0.91)	(0.91)	48.02	14.20	520,543		(0.56)	1.02	1.02	8
07/01/20	06/30/21	30.86	(0.18)	12.19	12.01	—	—	—	42.87	38.92	444,064		(0.48)	1.05	1.05	23
07/01/19	06/30/20	25.59	(0.09)	5.57	5.48	—	(0.21)	(0.21)	30.86	21.53	285,542		(0.35)	1.10	1.10	20
07/01/18	06/30/19	22.44	(0.07)	4.00	3.93	—	(0.78)	(0.78)	25.59	18.39	250,871		(0.30)	1.13	1.13	21
07/01/17	06/30/18	18.54	(0.07)	4.32	4.25	—	(0.35)	(0.35)	22.44	23.12	213,262		(0.35)	1.13	1.13	29
07/01/16	06/30/17	15.78	(0.08)	2.96	2.88	—	(0.12)	(0.12)	18.54	18.33	172,012		(0.50)	1.13	1.13	41

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate (c)

BROWN ADVISORY MID-CAP GROWTH FUND:

Institutional Shares*
07/01/21	12/31/21	$19.86	(0.05)	(0.42)	(0.47)	—	(1.75)	(1.75)	$17.64	(1.74)%	$146,536		(0.54)%	0.78%	0.78%	23%
07/01/20	06/30/21	13.86	(0.08)	6.08	6.00	—	—	—	19.86	43.03	159,180		(0.44)	0.76	0.79	48
07/01/19	06/30/20	13.14	(0.01)	0.77	0.76	—	(0.04)	(0.04)	13.86	5.68	100,367		(0.11)	0.70	0.88	35
07/02/18^	06/30/19	11.42	(0.00)	1.83	1.83	—	(0.11)	(0.11)	13.14	16.36	42,404		(0.00)	0.70	1.04	46

Investor Shares*
07/01/21	12/31/21	19.76	(0.07)	(0.41)	(0.48)	—	(1.75)	(1.75)	17.53	(1.85)	32,588		(0.69)	0.93	0.93	23
07/01/20	06/30/21	13.81	(0.10)	6.05	5.95	—	—	—	19.76	42.90	33,381		(0.59)	0.91	0.94	48
07/01/19	06/30/20	13.12	(0.03)	0.76	0.73	—	(0.04)	(0.04)	13.81	5.46	28,477		(0.26)	0.85	1.03	35
07/01/18	06/30/19	11.36	(0.02)	1.89	1.87	—	(0.11)	(0.11)	13.12	16.80	2,933		(0.15)	0.85	1.19	46
10/02/17^	06/30/18	10.00	(0.01)	1.37	1.36	—	—	—	11.36	13.60	21,377		(0.16)	0.85	1.58	29

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/21	12/31/21	63.00	(0.18)	(0.88)	(1.06)	—	(7.23)	(7.23)	54.71	(1.12)	1,459,488		(0.59)	0.95	0.95	9
07/01/20	06/30/21	44.31	(0.34)	19.48	19.14	—	(0.45)	(0.45)	63.00	43.31	1,758,121		(0.61)	0.95	0.95	32
07/01/19	06/30/20	44.24	(0.20)	1.15	0.95	—	(0.88)	(0.88)	44.31	2.18	1,039,126		(0.48)	0.97	0.97	29
07/01/18	06/30/19	40.64	(0.15)	5.52	5.37	(0.18)	(1.59)	(1.77)	44.24	14.56	838,698		(0.36)	0.98	0.98	44
07/01/17	06/30/18	35.15	(0.16)	6.31	6.15	(0.15)	(0.51)	(0.66)	40.64	17.64	424,449		(0.42)	0.98	0.98	30
07/01/16	06/30/17	31.19	(0.16)	5.25	5.09	—	(1.13)	(1.13)	35.15	16.57	165,615		(0.49)	0.98	0.98	22

Investor Shares*
07/01/21	12/31/21	31.42	(0.11)	(0.45)	(0.56)	—	(3.60)	(3.60)	27.26	(1.21)	825,752		(0.74)	1.10	1.10	9
07/01/20	06/30/21	22.13	(0.21)	9.72	9.51	—	(0.22)	(0.22)	31.42	43.11	822,075		(0.76)	1.10	1.10	32
07/01/19	06/30/20	22.13	(0.13)	0.57	0.44	—	(0.44)	(0.44)	22.13	2.02	511,028		(0.63)	1.12	1.12	29
07/01/18	06/30/19	20.34	(0.10)	2.77	2.67	(0.08)	(0.80)	(0.88)	22.13	14.40	493,421		(0.51)	1.13	1.13	44
07/01/17	06/30/18	17.61	(0.11)	3.15	3.04	(0.06)	(0.25)	(0.31)	20.34	17.44	476,786		(0.57)	1.13	1.13	30
07/01/16	06/30/17	15.65	(0.11)	2.63	2.52	—	(0.56)	(0.56)	17.61	16.40	335,185		(0.64)	1.13	1.13	22

Advisor Shares*
07/01/21	12/31/21	29.88	(0.15)	(0.42)	(0.57)	—	(3.42)	(3.42)	25.89	(1.35)	12,618		(0.99)	1.35	1.35	9
07/01/20	06/30/21	21.10	(0.26)	9.25	8.99	—	(0.21)	(0.21)	29.88	42.74	14,939		(1.01)	1.35	1.35	32
07/01/19	06/30/20	21.15	(0.18)	0.55	0.37	—	(0.42)	(0.42)	21.10	1.78	12,159		(0.88)	1.37	1.37	29
07/01/18	06/30/19	19.46	(0.15)	2.64	2.49	(0.04)	(0.76)	(0.80)	21.15	14.08	14,489		(0.76)	1.38	1.38	44
07/01/17	06/30/18	16.85	(0.15)	3.02	2.87	(0.02)	(0.24)	(0.26)	19.46	17.21	18,449		(0.82)	1.38	1.38	30
07/01/16	06/30/17	15.02	(0.14)	2.51	2.37	—	(0.54)	(0.54)	16.85	16.04	32,852		(0.89)	1.38	1.38	22

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate (c)

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/21	12/31/21	$29.65	0.06	1.80	1.86	(0.10)	(0.10)	(0.20)	$31.31	6.27%	$654,495		0.38%	0.95%	0.95%	17%
07/01/20	06/30/21	19.25	0.11	10.44	10.55	(0.15)	—	(0.15)	29.65	54.97	591,096		0.43	0.95	0.95	42
07/01/19	06/30/20	24.77	0.21	(4.46)	(4.25)	(0.13)	(1.14)	(1.27)	19.25	(18.38)	336,819		0.94	0.97	0.97	56
07/01/18	06/30/19	29.16	0.29	(1.54)	(1.25)	(0.21)	(2.93)	(3.14)	24.77	(2.91)	447,846		1.10	0.97	0.97	36
07/01/17	06/30/18	27.11	0.15	3.11	3.26	(0.20)	(1.01)	(1.21)	29.16	12.13	410,785		0.52	0.97	0.97	32
07/01/16	06/30/17	22.75	0.17	4.31	4.48	(0.09)	(0.03)	(0.12)	27.11	19.73	341,038		0.68	0.97	0.97	30

Investor Shares*
07/01/21	12/31/21	29.60	0.03	1.79	1.82	(0.05)	(0.10)	(0.15)	31.27	6.17	688,384		0.23	1.10	1.10	17
07/01/20	06/30/21	19.22	0.07	10.42	10.49	(0.11)	—	(0.11)	29.60	54.74	648,403		0.28	1.10	1.10	42
07/01/19	06/30/20	24.75	0.18	(4.46)	(4.28)	(0.11)	(1.14)	(1.25)	19.22	(18.49)	432,498		0.79	1.12	1.12	56
07/01/18	06/30/19	29.12	0.25	(1.53)	(1.28)	(0.16)	(2.93)	(3.09)	24.75	(3.05)	577,212		0.95	1.12	1.12	36
07/01/17	06/30/18	27.08	0.10	3.10	3.20	(0.15)	(1.01)	(1.16)	29.12	11.95	874,269		0.37	1.12	1.12	32
07/01/16	06/30/17	22.73	0.13	4.31	4.44	(0.06)	(0.03)	(0.09)	27.08	19.54	834,317		0.53	1.12	1.12	30

Advisor Shares*
07/01/21	12/31/21	29.43	—	1.78	1.78	(0.01)	(0.10)	(0.11)	31.10	6.04	7,863		(0.02)	1.35	1.35	17
07/01/20	06/30/21	19.10	0.01	10.36	10.37	(0.04)	—	(0.04)	29.43	54.37	8,125		0.03	1.35	1.35	42
07/01/19	06/30/20	24.64	0.12	(4.44)	(4.32)	(0.08)	(1.14)	(1.22)	19.10	(18.71)	4,480		0.54	1.37	1.37	56
07/01/18	06/30/19	28.98	0.19	(1.51)	(1.32)	(0.09)	(2.93)	(3.02)	24.64	(3.27)	8,393		0.70	1.37	1.37	36
07/01/17	06/30/18	26.95	0.03	3.08	3.11	(0.07)	(1.01)	(1.08)	28.98	11.65	25,032		0.12	1.37	1.37	32
07/01/16	06/30/17	22.62	0.07	4.29	4.36	—	(0.03)	(0.03)	26.95	19.29	24,974		0.28	1.37	1.37	30

BROWN ADVISORY SUSTAINABLE SMALL-CAP CORE FUND:

Institutional Shares*
9/30/21^	12/31/21	10.00	(0.01)	0.25	0.24	—	—	—	10.24	2.40	27,277		(0.26)	0.93	1.37	5

Investor Shares*
9/30/21^	12/31/21	10.00	(0.01)	0.25	0.24	—	—	—	10.24	2.40	579		(0.41)	1.08	1.52	5

BROWN ADVISORY GLOBAL LEADERS FUND:

Institutional Shares*
07/01/21	12/31/21	22.60	(0.02)	1.22	1.20	(0.02)	(0.25)	(0.27)	23.53	5.34	1,352,951		(0.18)	0.75	0.75	9
07/01/20	06/30/21	16.38	0.03	6.22	6.25	(0.03)	—	(0.03)	22.60	38.17	1,149,790		0.16	0.76	0.76	14
07/01/19	06/30/20	15.24	0.07	1.13	1.20	(0.06)	—	(0.06)	16.38	7.85	605,983		0.45	0.75	0.82	27
10/31/18^	06/30/19	13.13	0.07	2.07	2.14	(0.03)	—	(0.03)	15.24	16.38	214,263		0.71	0.75	0.88	23

Investor Shares*
07/01/21	12/31/21	22.54	(0.04)	1.23	1.19	(0.01)	(0.25)	(0.26)	23.47	5.28	99,778		(0.33)	0.90	0.90	9
07/01/20	06/30/21	16.36	—	6.20	6.20	(0.02)	—	(0.02)	22.54	37.91	95,940		0.01	0.91	0.91	14
07/01/19	06/30/20	15.23	0.05	1.12	1.17	(0.04)	—	(0.04)	16.36	7.68	66,813		0.30	0.90	0.97	27
07/01/18	06/30/19	13.82	0.08	1.36	1.44	(0.03)	—	(0.03)	15.23	10.49	18,943		0.60	0.86	1.07	23
07/01/17	06/30/18	11.50	0.08	2.25	2.33	(0.01)	—	(0.01)	13.82	20.28	86,112		0.60	0.85	1.10	26
07/01/16	06/30/17	9.65	0.04	1.83	1.87	(0.02)	—	(0.02)	11.50	19.39	39,354		0.39	0.85	1.16	35
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate (c)

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/21	12/31/21	$11.05	0.05	(0.12)	(0.07)	(0.06)	(0.10)	(0.16)	$10.82	(0.66)%	$161,555		0.96%	0.46%	0.50%	26%
07/01/20	06/30/21	11.06	0.11	0.02	0.13	(0.13)	(0.01)	(0.14)	11.05	1.11	167,774		1.02	0.47	0.50	50
07/01/19	06/30/20	10.72	0.24	0.35	0.59	(0.25)	—	(0.25)	11.06	5.55	148,300		2.24	0.49	0.53	105
07/01/18	06/30/19	10.35	0.27	0.36	0.63	(0.26)	—	(0.26)	10.72	6.24	135,175		2.63	0.47	0.53	82
07/01/17	06/30/18	10.60	0.23	(0.24)	(0.01)	(0.24)	—	(0.24)	10.35	(0.12)	125,060		2.20	0.45	0.51	35
07/01/16	06/30/17	10.78	0.20	(0.16)	0.04	(0.22)	—	(0.22)	10.60	0.40	131,941		1.88	0.45	0.51	62

Advisor Shares*
07/01/21	12/31/21	10.80	0.04	(0.12)	(0.08)	(0.05)	(0.10)	(0.15)	10.57	(0.80)	3,549		0.71	0.71	0.75	26
07/01/20	06/30/21	10.82	0.08	0.01	0.09	(0.10)	(0.01)	(0.11)	10.80	0.79	3,661		0.77	0.72	0.75	50
07/01/19	06/30/20	10.49	0.21	0.34	0.55	(0.22)	—	(0.22)	10.82	5.32	3,624		1.99	0.74	0.78	105
07/01/18	06/30/19	10.13	0.24	0.36	0.60	(0.24)	—	(0.24)	10.49	6.01	3,615		2.38	0.72	0.78	82
07/01/17	06/30/18	10.38	0.20	(0.24)	(0.04)	(0.21)	—	(0.21)	10.13	(0.38)	3,782		1.95	0.70	0.76	35
07/01/16	06/30/17	10.56	0.17	(0.15)	0.02	(0.20)	—	(0.20)	10.38	0.16	4,098		1.63	0.70	0.76	62

BROWN ADVISORY TOTAL RETURN FUND:

Institutional Shares*
07/01/21	12/31/21	10.49	0.07	(0.03)	0.04	(0.09)	(0.17)	(0.26)	10.27	0.37	452,208		1.38	0.42	0.42	69
07/01/20	06/30/21	10.51	0.14	0.18	0.32	(0.15)	(0.19)	(0.34)	10.49	3.10	437,997		1.37	0.42	0.42	130
07/01/19	06/30/20	10.22	0.27	0.52	0.79	(0.28)	(0.22)	(0.50)	10.51	7.90	388,100		2.62	0.45	0.45	143
07/01/18	06/30/19	9.78	0.32	0.44	0.76	(0.32)	—	(0.32)	10.22	7.90	246,074		3.26	0.49	0.49	106
07/01/17	06/30/18	10.00	0.28	(0.22)	0.06	(0.28)	—	(0.28)	9.78	0.61	121,381		2.79	0.50	0.50	209
07/01/16	06/30/17	10.18	0.24	(0.16)	0.08	(0.25)	(0.01)	(0.26)	10.00	0.80	107,686		2.36	0.51	0.51	216

Investor Shares*
07/01/21	12/31/21	10.49	0.07	(0.03)	0.04	(0.09)	(0.17)	(0.26)	10.27	0.34	3,976		1.33	0.47	0.47	69
07/01/20	06/30/21	10.51	0.14	0.18	0.32	(0.15)	(0.19)	(0.34)	10.49	3.05	4,744		1.32	0.47	0.47	130
07/01/19	06/30/20	10.22	0.26	0.52	0.78	(0.27)	(0.22)	(0.49)	10.51	7.85	4,523		2.57	0.50	0.50	143
07/01/18	06/30/19	9.78	0.32	0.43	0.75	(0.31)	—	(0.31)	10.22	7.85	4,916		3.21	0.54	0.54	106
07/01/17	06/30/18	10.00	0.27	(0.21)	0.06	(0.28)	—	(0.28)	9.78	0.56	2,619		2.74	0.55	0.55	209
07/01/16	06/30/17	10.18	0.23	(0.16)	0.07	(0.24)	(0.01)	(0.25)	10.00	0.75	2,668		2.31	0.56	0.56	216

BROWN ADVISORY SUSTAINABLE BOND FUND:

Institutional Shares*
07/01/21	12/31/21	10.42	0.06	(0.04)	0.02	(0.07)	(0.14)	(0.21)	10.23	0.20	280,987		1.23	0.43	0.43	53
07/01/20	06/30/21	10.54	0.16	0.10	0.26	(0.17)	(0.21)	(0.38)	10.42	2.44	218,476		1.56	0.45	0.45	89
07/01/19	06/30/20	10.13	0.27	0.54	0.81	(0.28)	(0.12)	(0.40)	10.54	8.14	153,472		2.63	0.48	0.48	97
07/02/18^	06/30/19	9.70	0.30	0.42	0.72	(0.29)	—	(0.29)	10.13	7.60	126,466		3.08	0.55	0.52	66

Investor Shares*
07/01/21	12/31/21	10.42	0.06	(0.04)	0.02	(0.07)	(0.14)	(0.21)	10.23	0.17	5,462		1.18	0.48	0.48	53
07/01/20	06/30/21	10.54	0.16	0.10	0.26	(0.17)	(0.21)	(0.38)	10.42	2.39	5,009		1.51	0.50	0.50	89
07/01/19	06/30/20	10.13	0.26	0.54	0.80	(0.27)	(0.12)	(0.39)	10.54	8.09	2,125		2.58	0.53	0.53	97
07/01/18	06/30/19	9.70	0.29	0.43	0.72	(0.29)	—	(0.29)	10.13	7.54	884		3.03	0.60	0.57	66
08/07/17^	06/30/18	10.00	0.21	(0.34)	(0.13)	(0.17)	—	(0.17)	9.70	(1.27)	54,291		2.41	0.60	0.71	64

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate (c)

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/21	12/31/21	$10.88	0.10	(0.07)	0.03	(0.12)	—	(0.12)	$10.79	0.27%	$185,835		1.76%	0.47%	0.47%	5%
07/01/20	06/30/21	10.67	0.21	0.26	0.47	(0.26)	—	(0.26)	10.88	4.41	186,483		1.94	0.48	0.48	17
07/01/19	06/30/20	10.80	0.25	(0.09)	0.16	(0.29)	—	(0.29)	10.67	1.44	176,198		2.31	0.49	0.49	37
07/01/18	06/30/19	10.50	0.28	0.30	0.58	(0.28)	—	(0.28)	10.80	5.65	182,072		2.69	0.49	0.49	33
07/01/17	06/30/18	10.62	0.26	(0.12)	0.14	(0.26)	—	(0.26)	10.50	1.29	181,230		2.42	0.48	0.48	25
07/01/16	06/30/17	10.92	0.23	(0.26)	(0.03)	(0.23)	(0.04)	(0.27)	10.62	(0.27)	181,518		2.14	0.49	0.49	53

BROWN ADVISORY TAX-EXEMPT BOND FUND:

Institutional Shares*
07/01/21	12/31/21	10.50	0.08	(0.04)	0.04	(0.13)	(0.05)	(0.18)	10.36	0.39	1,226,126		1.60	0.41	0.41	19
07/01/20	06/30/21	10.08	0.20	0.49	0.69	(0.27)	—	(0.27)	10.50	6.87	1,190,436		1.92	0.40	0.40	47
07/01/19	06/30/20	10.20	0.24	(0.08)	0.16	(0.28)	—	(0.28)	10.08	1.59	1,072,444		2.38	0.42	0.42	80
07/02/18^	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.51	950,832		3.36	0.43	0.43	53

Investor Shares*
07/01/21	12/31/21	10.50	0.08	(0.04)	0.04	(0.13)	(0.05)	(0.18)	10.36	0.36	13,826		1.55	0.46	0.46	19
07/01/20	06/30/21	10.09	0.19	0.48	0.67	(0.26)	—	(0.26)	10.50	6.72	11,537		1.87	0.45	0.45	47
07/01/19	06/30/20	10.20	0.24	(0.07)	0.17	(0.28)	—	(0.28)	10.09	1.64	9,982		2.33	0.47	0.47	80
07/01/18	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.49	19,395		3.31	0.48	0.48	53
07/01/17	06/30/18	9.94	0.31	(0.04)	0.27	(0.31)	—	(0.31)	9.90	2.78	439,906		3.16	0.48	0.48	55
07/01/16	06/30/17	10.26	0.29	(0.32)	(0.03)	(0.29)	—	(0.29)	9.94	(0.29)	257,602		2.88	0.49	0.49	55

BROWN ADVISORY TAX-EXEMPT SUSTAINABLE BOND FUND:

Investor Shares*
07/01/21	12/31/21	10.19	0.07	—	0.07	(0.07)	(0.10)	(0.17)	10.09	0.66	214,952		1.37	0.49	0.49	26
07/01/20	06/30/21	9.88	0.13	0.32	0.45	(0.13)	(0.01)	(0.14)	10.19	4.57	179,123		1.32	0.49	0.49	66
12/02/19^	06/30/20	10.00	0.08	(0.12)	(0.04)	(0.08)	—	(0.08)	9.88	(0.37)	157,032		1.45	0.55	0.55	39

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/21	12/31/21	10.56	0.03	(0.09)	(0.06)	(0.07)	—	(0.07)	10.43	(0.62)	324,689		0.63	0.44	0.44	74
07/01/20	06/30/21	10.46	(0.03)	0.19	0.16	(0.06)	—	(0.06)	10.56	1.53	288,526		(0.27)	0.45	0.45	148
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.17)	—	(0.17)	10.46	6.09	238,202		1.07	0.47	0.47	139
07/01/18	06/30/19	9.65	0.22	0.42	0.64	(0.27)	—	(0.27)	10.02	6.72	281,728		2.29	0.47	0.47	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.24)	—	(0.24)	9.65	0.16	300,643		1.86	0.47	0.47	336
07/01/16	06/30/17	10.20	0.15	(0.21)	(0.06)	(0.20)	(0.07)	(0.27)	9.87	(0.52)	342,705		1.53	0.46	0.46	414

Investor Shares*
07/01/21	12/31/21	10.57	0.03	(0.09)	(0.06)	(0.06)	—	(0.06)	10.45	(0.55)	5,653		0.58	0.49	0.49	74
07/01/20	06/30/21	10.47	(0.03)	0.19	0.16	(0.06)	—	(0.06)	10.57	1.48	31,876		(0.32)	0.50	0.50	148
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.16)	—	(0.16)	10.47	6.15	9,755		1.02	0.52	0.52	139
07/01/18	06/30/19	9.66	0.22	0.40	0.62	(0.26)	—	(0.26)	10.02	6.55	266		2.24	0.52	0.52	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.23)	—	(0.23)	9.66	0.21	321		1.81	0.52	0.52	336
07/01/16	06/30/17	10.21	0.15	(0.22)	(0.07)	(0.20)	(0.07)	(0.27)	9.87	(0.68)	738		1.48	0.51	0.51	414

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate (c)

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/21	12/31/21	$13.08	0.02	0.37	0.39	(0.11)	(1.10)	(1.21)	$12.26	3.45%	$428,132		0.35%	1.03%	1.03%	19%
07/01/20	06/30/21	10.51	0.13	3.20	3.33	(0.03)	(0.73)	(0.76)	13.08	32.55	417,419		1.12	1.05	1.05	51
07/01/19	06/30/20	11.15	0.03	(0.07)	(0.04)	(0.10)	(0.50)	(0.60)	10.51	(0.66)	287,081		0.29	1.09	1.09	53
07/01/18	06/30/19	12.42	0.07	(0.16)	(0.09)	(0.20)	(0.98)	(1.18)	11.15	0.84	470,903		0.62	1.07	1.07	34
07/01/17	06/30/18	12.05	0.13	0.35	0.48	(0.11)	—	(0.11)	12.42	3.97	927,916		1.03	1.07	1.07	33
07/01/16	06/30/17	9.90	0.12	2.16	2.28	(0.13)	—	(0.13)	12.05	23.32	1,176,492		1.10	1.09	1.09	27

Investor Shares*
07/01/21	12/31/21	13.03	0.01	0.38	0.39	(0.09)	(1.10)	(1.19)	12.23	3.43	29,442		0.20	1.18	1.18	19
07/01/20	06/30/21	10.48	0.12	3.18	3.30	(0.02)	(0.73)	(0.75)	13.03	32.36	39,751		0.97	1.20	1.20	51
07/01/19	06/30/20	11.12	0.01	(0.06)	(0.05)	(0.09)	(0.50)	(0.59)	10.48	(0.77)	22,224		0.14	1.24	1.24	53
07/01/18	06/30/19	12.41	0.05	(0.17)	(0.12)	(0.19)	(0.98)	(1.17)	11.12	0.58	18,100		0.47	1.22	1.22	34
07/01/17	06/30/18	12.05	0.11	0.36	0.47	(0.11)	—	(0.11)	12.41	3.85	14,669		0.88	1.22	1.22	33
07/01/16	06/30/17	9.90	0.10	2.17	2.27	(0.12)	—	(0.12)	12.05	23.18	7,367		0.95	1.24	1.24	27

Advisor Shares*
07/01/21	12/31/21	12.88	—	0.36	0.36	(0.06)	(1.10)	(1.16)	12.08	3.23	3,139		(0.05)	1.43	1.43	19
07/01/20	06/30/21	10.38	0.08	3.16	3.24	(0.01)	(0.73)	(0.74)	12.88	32.01	3,728		0.72	1.45	1.45	51
07/01/19	06/30/20	11.03	(0.01)	(0.07)	(0.08)	(0.07)	(0.50)	(0.57)	10.38	(1.04)	3,816		(0.11)	1.49	1.49	53
07/01/18	06/30/19	12.30	0.02	(0.16)	(0.14)	(0.15)	(0.98)	(1.13)	11.03	0.42	7,563		0.22	1.47	1.47	34
07/01/17	06/30/18	11.98	0.08	0.35	0.43	(0.11)	—	(0.11)	12.30	3.54	13,313		0.63	1.47	1.47	33
07/01/16	06/30/17	9.85	0.08	2.15	2.23	(0.10)	—	(0.10)	11.98	22.91	10,740		0.70	1.49	1.49	27

BROWN ADVISORY EMERGING MARKETS SELECT FUND:

Institutional Shares*
07/01/21	12/31/21	12.57	0.08	(0.74)	(0.66)	(0.08)	—	(0.08)	11.83	(5.25)	577,647		1.23	1.10	1.10	31
07/01/20	06/30/21	8.86	0.09	3.69	3.78	(0.07)	—	(0.07)	12.57	42.71	529,908		0.78	1.12	1.12	61
07/01/19	06/30/20	9.34	0.11	(0.48)	(0.37)	(0.11)	—	(0.11)	8.86	(4.04)	267,282		1.27	1.16	1.16	62
07/01/18	06/30/19	10.06	0.11	(0.48)	(0.37)	(0.35)	—	(0.35)	9.34	(3.35)	326,693		1.20	1.26	1.26	131
07/01/17	06/30/18	10.17	0.17	(0.17)	—	(0.11)	—	(0.11)	10.06	(0.12)	513,535		1.57	1.15	1.15	13
07/01/16	06/30/17	8.73	0.12	1.43	1.55	(0.11)	—	(0.11)	10.17	18.04	407,616		1.31	1.17	1.17	23

Investor Shares*
07/01/21	12/31/21	12.56	0.07	(0.74)	(0.67)	(0.06)	—	(0.06)	11.83	(5.32)	5,494		1.08	1.25	1.25	31
07/01/20	06/30/21	8.85	0.07	3.69	3.76	(0.05)	—	(0.05)	12.56	42.56	5,908		0.63	1.27	1.27	61
07/01/19	06/30/20	9.33	0.10	(0.49)	(0.39)	(0.09)	—	(0.09)	8.85	(4.29)	4,202		1.12	1.31	1.31	62
07/01/18	06/30/19	10.03	0.10	(0.48)	(0.38)	(0.32)	—	(0.32)	9.33	(3.42)	5,063		1.05	1.41	1.41	131
07/01/17	06/30/18	10.15	0.16	(0.19)	(0.03)	(0.09)	—	(0.09)	10.03	(0.37)	38,106		1.42	1.30	1.30	13
07/01/16	06/30/17	8.71	0.11	1.43	1.54	(0.10)	—	(0.10)	10.15	17.90	183,378		1.16	1.32	1.32	23

Advisor Shares*
07/01/21	12/31/21	12.60	0.05	(0.73)	(0.68)	(0.04)	—	(0.04)	11.88	(5.41)	32		0.83	1.50	1.50	31
07/01/20	06/30/21	8.87	0.04	3.70	3.74	(0.01)	—	(0.01)	12.60	42.17	24		0.38	1.52	1.52	61
07/01/19	06/30/20	9.37	0.08	(0.50)	(0.42)	(0.08)	—	(0.08)	8.87	(4.61)	52		0.87	1.56	1.56	62
07/01/18	06/30/19	10.07	0.07	(0.47)	(0.40)	(0.30)	—	(0.30)	9.37	(3.66)	167		0.80	1.66	1.66	131
07/01/17	06/30/18	10.19	0.13	(0.18)	(0.05)	(0.07)	—	(0.07)	10.07	(0.60)	172		1.17	1.55	1.55	13
07/01/16	06/30/17	8.73	0.08	1.45	1.53	(0.07)	—	(0.07)	10.19	17.65	253		0.91	1.57	1.57	23
The accompanying notes are an integral part of these financial statements.

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Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate (c)

BROWN ADVISORY – BEUTEL GOODMAN LARGE-CAP VALUE FUND:

Institutional Shares*
07/01/21	12/31/21	$14.41	0.11	(0.28)	(0.17)	(0.20)	(0.98)	(1.18)	$13.06	(0.95)%	$1,162,342		1.56%	0.55%	0.55%	22%
07/01/20	06/30/21	10.61	0.20	3.99	4.19	(0.39)	—	(0.39)	14.41	40.12	1,149,351		1.52	0.55	0.55	42
07/01/19	06/30/20	10.47	0.56	(0.20)	0.36	(0.10)	(0.12)	(0.22)	10.61	3.27	452,012		5.26	0.57	0.57	32
07/01/18	06/30/19	9.58	0.20	0.89	1.09	(0.11)	(0.09)	(0.20)	10.47	11.62	296,963		1.97	0.60	0.60	45
02/13/18^	06/30/18	10.00	0.06	(0.48)	(0.42)	—	—	—	9.58	(4.20)	151,004		1.61	0.67	0.67	11

Investor Shares*
07/01/21^	12/31/21	14.41	0.10	(0.27)	(0.17)	(0.20)	(0.98)	(1.18)	13.06	(0.98)	136		1.41	0.70	0.70	22

*
Information for periods beginning after June 30, 2021 is unaudited.  Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations. The increase in the portfolio turnover rate  for Brown Advisory Emerging Markets Select Fund for the year ended June 30, 2019 was primarily the result of a change in sub-advisers during the year.

^	Information presented is for the entire history of the share class.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year.  Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements
December 31, 2021 (Unaudited)

Note 1. Organization

Brown Advisory Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Trust offers the following series of shares (each a “Fund,” and collectively, the “Funds”):

•	Brown Advisory Growth Equity Fund (“Growth Equity Fund”) seeks to achieve capital appreciation by primarily investing in equity securities,

•	Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”) seeks to achieve long-term growth of capital,

•	Brown Advisory Equity Income Fund (“Equity Income Fund”) seeks to provide current dividend yield and dividend growth,

•	Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”) seeks to achieve capital appreciation,

•	Brown Advisory Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”) seeks to achieve long-term capital appreciation by primarily investing in equity securities,

•	Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Sustainable Small-Cap Core Fund (“Sustainable Small-Cap Core Fund”) seeks to achieve long-term capital appreciation by investing primarily in equity securities of small-cap companies

•	Brown Advisory Global Leaders Fund (“Global Leaders Fund”) seeks to achieve long-term capital appreciation by investing primarily in global equities,

•
Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) seeks to provide a high level of current income consistent with the preservation of principal within an intermediate-term maturity structure,

•	Brown Advisory Total Return Fund (“Total Return Fund”) seeks to provide a competitive total return consistent with the preservation of principal,

•
Brown Advisory Sustainable Bond Fund (“Sustainable Bond Fund”) seeks to provide a competitive total return consistent with the preservation of principal while giving special consideration to certain environmental, social and governance criteria,

•	Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk,

•
Brown Advisory Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds,

•
Brown Advisory Tax-Exempt Sustainable Bond Fund (“Tax-Exempt Sustainable Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds while giving special consideration to certain environmental, social, and governance criteria,

•	Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”) seeks to maximize total return consistent with preservation of capital,

•
Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe,

•
Brown Advisory Emerging Markets Select Fund (“Emerging Markets Select Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets, and

•	Brown Advisory – Beutel Goodman Large-Cap Value Fund (“Beutel Goodman Large-Cap Value Fund”) seeks to achieve capital appreciation.

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Notes to Financial Statements
December 31, 2021 (Unaudited)

The Funds inception dates are as follows.  Operations commence the first business day after the inception date.

	Institutional	Investor	Advisor		Institutional	Investor	Advisor
Fund	Shares	Shares	Shares	Fund	Shares	Shares	Shares
Growth Equity	10/19/2012	6/28/1999	5/18/2006	Total Return	10/30/2014	10/30/2014	—
Flexible Equity	10/19/2012	11/30/2006	1/24/2007	Sustainable Bond	7/2/2018	8/7/2017	—
Equity Income	10/19/2012	12/29/2011	12/29/2011	Maryland Bond	—	12/21/2000	—
Sustainable Growth	6/29/2012	6/29/2012	6/29/2012	Tax-Exempt Bond	7/2/2018	6/29/2012	—
Mid-Cap Growth	7/2/2018	10/2/2017	—	Tax-Exempt
Small-Cap Growth	9/20/2002	6/28/1999	4/25/2006	Sustainable Bond	—	12/2/2019	—
Small-Cap				Mortgage Securities	5/13/2014	12/26/2013	—
Fundamental Value	10/19/2012	12/31/2008	7/28/2011	WMC Strategic
Sustainable				European Equity	10/21/2013	10/21/2013	10/21/2013
Small-Cap Core	9/30/2021	9/30/2021	—	Emerging Markets Select	12/12/2012	12/12/2012	12/12/2012
Global Leaders	10/31/2018	7/1/2015	—	Beutel Goodman
Intermediate Income	—	11/2/1995	5/13/1991	Large-Cap Value	2/13/2018	6/30/2021	—

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, which is part of U.S. GAAP.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Domestic Equity Securities – Domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over- the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic open-ended mutual funds are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

Foreign Equity Securities – For foreign equity securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by ICE is equal to or greater than a predefined level utilized by the Funds, the Funds will value

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Notes to Financial Statements
December 31, 2021 (Unaudited)

that foreign exchange traded security at that price. If the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt Securities – Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange Traded Options – Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures Contracts – Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued at the prevailing forward exchange rates of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available, or for which quotations are deemed to be inaccurate or unreliable, are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of the date of this report, the Small-Cap Growth Fund and Emerging Markets Select Fund held Level 3 securities for which significant and unobservable inputs or assumptions were used in the determination of fair value. The total value of such securities held as of the date of this report was $2,151,420 or 0.1% of Small-Cap Growth Fund’s net assets and $2,098 or 0.0% of Emerging Market Select Fund’s net assets.

The following is a summary of inputs used to value the Funds’ investments as of December 31, 2021:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$3,395,729,313	$—	$—
REIT^	126,329,188	—	—
Short-Term Investments	101,335,814	—	—
Total Investments	$3,623,394,315	$—	$—

Flexible Equity Fund
Common Stocks	$710,101,115	$—	$—
REIT^	19,113,653	—	—
Short-Term Investments	15,742,193	—	—
Total Investments	$744,956,961	$—	$—

Equity Income Fund
Common Stocks	$86,895,893	$—	$—
Preferred Stocks	1,413,171	—	—
REIT^	3,792,090	—	—
Short-Term Investments	2,282,359	—	—
Total Investments	$94,383,513	$—	$—

Sustainable Growth Fund
Common Stocks	$6,959,249,628	$—	$—
REIT^	300,269,677	—	—
Short-Term Investments	109,802,016	—	—
Total Investments	$7,369,321,321	$—	$—

Mid-Cap Growth Fund
Common Stocks	$168,888,833	$—	$—
REIT^	4,635,173	—	—
Short-Term Investments	4,576,578	—	—
Total Investments	$178,100,584	$—	$—

Small-Cap Growth Fund
Common Stocks	$2,106,099,248	$—	$—
Private Placements	—	—	2,151,420
REIT^	72,446,451	—	—
Short-Term Investments	114,514,598	—	—
Total Investments	$2,293,060,297	$—	$2,151,420

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Notes to Financial Statements
December 31, 2021 (Unaudited)

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund
Common Stocks	$1,174,983,462	$—	$—
REIT^	120,956,479	—	—
Short-Term Investments	52,728,687	—	—
Total Investments	$1,348,668,628	$—	$—

Sustainable Small-Cap Core Fund
Common Stocks	$24,333,570	$—	$—
REIT^	1,764,442	—	—
Short-Term Investments	1,056,064	—	—
Total Investments	$27,154,076	$—	$—

Global Leaders Fund
Common Stocks:
Brazil	$—	$25,741,018	$—
China	—	93,213,324	—
France	—	55,093,352	—
Germany	—	72,334,646	—
India	—	28,924,491	—
Indonesia	—	38,785,057	—
Netherlands	—	35,581,431	—
Sweden	—	31,605,789	—
Switzerland	—	73,112,542	—
Taiwan	64,398,334	—	—
United Kingdom	—	43,370,859	—
United States	870,052,516	—	—
Short-Term Investments	28,938,094	—	—
Total Investments	$963,388,944	$497,762,509	$—

Intermediate Income Fund
Mortgage Backed Securities	$—	$43,817,641	$—
Corporate Bonds & Notes	—	41,386,517	—
Asset Backed Securities	—	17,782,065	—
U.S. Treasury Notes	—	35,817,682	—
Affiliated Mutual Funds	19,583,926	—	—
Short-Term Investments	6,030,382	—	—
Total Investments	$25,614,308	$138,803,905	$—

Total Return Fund
Mortgage Backed Securities	$—	$157,296,583	$—
Corporate Bonds & Notes	—	156,365,177	—
Asset Backed Securities	—	65,361,922	—
Municipal Bonds	—	1,929,468	—
U.S. Treasury Notes	—	60,001,597	—
Short-Term Investments	7,155,137	1,799,995	—
Total Investments	$7,155,137	$442,754,742	$—
Futures Contracts – Long*	$184,907	$—	$—
Futures Contracts – Short*	$(305,137)	$—	$—

Sustainable Bond Fund
Corporate Bonds & Notes	$—	$104,080,728	$—
Mortgage Backed Securities	—	104,089,390	—
Asset Backed Securities	—	27,574,209	—
Foreign Government Bonds	—	15,960,816	—
U.S. Treasury Notes	—	21,305,253	—
Municipal Bonds	—	9,643,557	—
Short-Term Investments	14,224,459	249,999	—
Total Investments	$14,224,459	$282,903,952	$—
Futures Contracts – Long*	$93,400	$—	$—
Futures Contracts – Short*	$(233,627)	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$179,333,412	$—
Short-Term Investments	3,092,172	—	—
Total Investments	$3,092,172	$179,333,412	$—

Tax-Exempt Bond Fund
Municipal Bonds	$—	$1,225,237,458	$—
Short-Term Investments	17,834,958	—	—
Total Investments	$17,834,958	$1,225,237,458	$—

Tax-Exempt Sustainable Bond Fund
Municipal Bonds	$—	$210,037,025	$—
Short-Term Investments	6,414,569	—	—
Total Investments	$6,414,569	$210,037,025	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$348,353,452	$—
Asset Backed Securities	—	20,138,827	—
Municipal Bonds	—	607,978	—
Corporate Bonds & Notes	—	497,973	—
Short-Term Investments	12,831,284	—	—
Total Investments	$12,831,284	$369,598,230	$—
Futures Contracts – Long*	$14,636	$—	$—
Futures Contracts – Short*	$(57,204)	$—	$—

WMC Strategic European Equity Fund
Common Stocks:
Austria	$1,146,817	$13,638,788	$—
Belgium	—	17,005,783	—
Czech Republic	—	5,755,285	—
Denmark	1,074,886	—	—
France	—	57,467,874	—
Germany	—	55,610,807	—
Italy	—	725,805	—
Netherlands	—	19,389,591	—
Portugal	—	7,266,697	—
Spain	—	7,487,582	—
Sweden	—	47,078,988	—
Switzerland	—	42,280,396	—
United Kingdom	3,284,587	162,993,152	—
Preferred Stocks	—	2,937,374	—
Short-Term Investments	9,634,747	—	—
Total Investments	$15,141,037	$439,638,122	$—

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Notes to Financial Statements
December 31, 2021 (Unaudited)

	Level 1	Level 2	Level 3
Emerging Markets Select Fund
Common Stocks:
Brazil	$—	$7,737,379	$—
China	27,050,872	177,948,867	2,098
Czech Republic	4,847,500	—	—
Hungary	—	4,583,356	—
India	—	86,858,725	—
Indonesia	—	3,330,936	—
Russia	—	11,440,228	—
Singapore	—	12,364,998	—
South Africa	—	4,751,091	—
South Korea	—	62,673,621	—
Taiwan	—	94,090,567	—
Thailand	—	7,918,217	—
Turkey	3,244,136	2,442,298	—
United Arab Emirates	—	5,638,513	—
United Kingdom	—	6,035,303	—
United States	13,202,277	—	—
Preferred Stocks	—	13,891,857	—
Exchanged Traded Funds	6,722,683	—	—
Short-Term Investments	25,535,745	—	—
Total Investments	$80,603,213	$501,705,956	$2,098

Beutel Goodman Large-Cap Value Fund
Common Stocks	$1,125,226,991	$—	$—
Short-Term Investments	31,354,095	—	—
Total Investments	$1,156,581,086	$—	$—

^	Real Estate Investment Trusts
*	Amounts presented for Futures Contracts represent total unrealized appreciation (depreciation) as of the date of this report.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund	Private Placements
Balance as of June 30, 2021	$1,783,450
Purchases	—
Distributions / returns of capital	(168,000)
Realized gains	168,000
Change in unrealized appreciation (depreciation)	367,970
Balance as December 31, 2021	$2,151,420
Change in unrealized appreciation (depreciation) for Level 3 investments held at December 31, 2021	$367,970

Private Placements – The inputs utilized in valuing the private placements consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

Emerging Markets Select Fund	Common Stock
Balance as of June 30, 2021	$2,107
Change in unrealized appreciation (depreciation)	(9)
Balance as of December 31, 2021	$2,098
Change in unrealized appreciation (depreciation) for Level 3 investments held at December 31, 2021	$(9)

Common Stock – The inputs utilized in valuing the common stock consist of information disclosed by the Audit Committee of Brilliance China Automotive Holdings, Ltd. (“Brilliance China”) which indicated that certain wholly owned subsidiaries have entered into unauthorized transactions resulting in material unknown and unauthorized liabilities for Brilliance China. The discovery of these liabilities, litigation related to these liabilities, as well as the search for any additional unknown liabilities has resulted in Brilliance China’s annual audit being delayed indefinitely and past the March 31, 2021 deadline for the company to continue trading on the Hong Kong Stock Exchange.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on trade date. Discounts/premiums on debt securities purchased are accreted/amortized to contractual maturity, estimated maturity, or next call date, as applicable. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income

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Notes to Financial Statements
December 31, 2021 (Unaudited)

and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments or as realized capital gains when there is no remaining cost basis on the investments.

C. Expenses and Share Class Allocations – Expenses directly attributable to a Fund are charged to that Fund. Expenses attributable to more than one Fund are allocated to the respective Funds on the basis of relative net assets or other appropriate methods. In Funds with multiple share classes, each share class has equal rights to earnings and assets except that each share class bears different shareholder servicing and/or Rule 12b-1 distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that share class. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized capital gains or losses on investments are allocated to each share class on the basis of relative net assets.

D. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

E. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. None of the Funds purchased, sold or wrote any options during the six months ended December 31, 2021.

F. To-Be-Announced Securities – Some of the Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered into is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase a Fund’s exposure to interest rate risk and could also expose a Fund to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter into TBAs with counterparties for which the risk of default is determined to be remote. As a purchaser or seller of TBAs, the Funds segregate cash or cash equivalents as collateral as required in accordance with applicable industry regulations.

G. Tender Option Bonds – Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund may engage in tender option bond (“TOB”) transactions up to 5% of its net assets which are accounted for by the funds as a secured borrowing. In a typical TOB transaction, a Fund or another party deposits fixed-rate municipal bonds or other securities into a special purposes entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues short-term floating rate interests (“Floaters”), which are generally sold to third party investors (often money market funds) and residual interests (“Residual Interests”), which are generally held by the Fund or party that contributed the securities to the TOB Trust. The interest rates payable on the Residual Interests bear an inverse relationship to the interest rate on the Floaters. The interest rate

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Notes to Financial Statements
December 31, 2021 (Unaudited)

on the Floaters is reset by a remarketing process typically every 7 to 35 days. After income is paid on the Floaters at current, short-term rates, the residual income from the underlying bond held by the TOB Trust goes to the Residual Interests. If a Fund is the depositor of the municipal bonds or other securities to the TOB Trust, the Fund will receive the proceeds from the TOB Trust’s sale of the Floaters, less certain transaction costs. These proceeds may be used by the Fund to invest in other securities, which would have a leveraging effect on the Fund.

Residual Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances, the holder of the Residual Interests bears substantially all of the underlying bond’s downside investment risk and also benefits from any appreciation in the value of the underlying bond. Investments in Residual Interests typically will involve greater risk than investments in the underlying municipal bond, including the risk of loss of principal. Because changes in the interest rate on the Floaters inversely affect the residual interest paid on the Residual Interests, the value of the Residual Interests is generally more volatile than that of a fixed-rate municipal bond. Floaters and Residual Interests are subject to interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received by the Residual Interests when short-term interest rates rise, and increase the interest received when short-term interest rates fall.

The Residual Interests held by a Fund provide the Fund with the right to: (1) cause the holders of the Floaters to tender their notes at par, and (2) cause the sale of the underlying bond held by the TOB Trust, thereby collapsing the TOB Trust. A Fund may invest in a TOB Trust on either a non-recourse and recourse basis. Each Fund does not currently intend to invest in a TOB Trust on a recourse basis, although each Fund reserves the right to do so in the future. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Floaters to tender their Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE, as such term is defined below). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered Floaters, or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered Floaters.

The TOB Trust may also be collapsed without the consent of a Fund, as the holder of the Residual Interest, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the underlying municipal bond is subject to federal income taxation. Upon the occurrence of a TOTE, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the Floaters up to par plus accrued interest owed on the Floaters and a portion of gain share, if any, with the balance paid out to the holder of the Residual Interests. In the case of a mandatory termination event, as defined in the TOB Trust agreements, after the payment of fees, the holders of the Floaters would be paid before the holders of the Residual Interests (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of the Floaters and the holders of the Residual Interests would be paid pro rata in proportion to the respective face values of their certificates.

The use of Residual Interests will require the Fund to earmark or segregate liquid assets in an amount equal to any Floaters, plus any accrued but unpaid interest due on the Floaters, issued by a TOB Trust sponsored by, or on behalf of, the Fund that are not owned by the Fund. The use of Residual Interests may also require the Fund to earmark or segregate liquid assets in an amount equal to loans provided by the Liquidity Provider to the TOB Trust to purchase tendered Floaters. The Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations.

Under GAAP, securities of a Fund that are deposited into a TOB Trust continue to be treated as investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding Floaters issued by a TOB Trust are presented as “Floating rate note obligations, interest and fees” in the liabilities section of the Fund’s Statement of Assets and Liabilities and also includes interest and fees associated with the floating rate obligations. Interest income from the underlying security is recorded by the Fund on an accrual basis and included as part of “Interest Income” on the Statements of Operations. Interest expense and other fees incurred on the Floaters is included on the Statement of Operations as “Interest expense and fees on floating rate note obligations”. During the six months ended as of the date of this report, the Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund engaged in TOB transactions and $53,965 and $5,390 of such expenses were incurred, respectively. As of the date of this report, the Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund have $25,425,000 and $4,000,000, respectively, in outstanding floating rate obligations related to its tender option bond transactions. The average amount of outstanding floating rate note obligations during the period of this report was $21,768,750 and $1,562,500, respectively.

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Notes to Financial Statements
December 31, 2021 (Unaudited)

H. Distributions to Shareholders – For Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Sustainable Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date. If a Fund is involved in a reorganization in which it acquires, or is being acquired by another fund, an additional distribution of net investment income and/or capital gains may be made prior to such reorganization.

I. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

J. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2018-2020) as of June 30, 2021 or are expected to be taken in the Funds’ 2021 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

K. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time.

L. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

M. New Accounting Pronouncements – In March 2020 the FASB issued ASU 2020-04 Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of this ASU is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021. At the end of 2021, participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes to the UK Financial Conduct Authority. This ASU allows companies to account for modifications as a continuance of the existing contract without additional analysis when certain conditions are met. Management is currently assessing the impact of this ASU on the Funds.

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives a management fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Fund	Breakpoint	Annual Fee	Fund	Breakpoint	Annual Fee
Growth Equity and	First $1.5 billion	0.60%	Flexible Equity	First $150 million	0.50%
Sustainable Growth	$1.5 billion to $3 billion	0.55%		$150 million to $250 million	0.45%
	$3 billion to $6 billion	0.50%		$250 million to $1 billion	0.40%
	Over $6 billion	0.45%		Over $1 billion	0.38%

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Notes to Financial Statements
December 31, 2021 (Unaudited)

Fund	Annual Fee	Fund	Annual Fee
Equity Income	0.60%	Sustainable Bond	0.30%
Mid-Cap Growth	0.65%	Maryland Bond	0.30%
Small-Cap Growth	0.85%	Tax-Exempt Bond	0.30%
Small-Cap Fundamental Value	0.85%	Tax-Exempt Sustainable Bond	0.30%
Sustainable Small-Cap Core	0.85%	Mortgage Securities Fund	0.30%
Global Leaders[1]	0.65%	WMC Strategic European Equity[2]	0.90%
Intermediate Income	0.30%	Emerging Markets Select[2,3]	0.90%
Total Return	0.30%	Beutel Goodman Large-Cap Value[4]	0.45%

[1]	Brown Advisory Limited (“BAL”) serves as sub-adviser to the Global Leaders Fund and makes investment decisions on its behalf. BAL is compensated for its services by the Adviser.
[2]
Wellington Management Company LLP (“Wellington”) serves as sub-adviser to the WMC Strategic European Equity Fund and the Emerging Markets Select Fund and makes investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

[3]	Pzena Investment Management, LLC (“Pzena”) serves as sub-adviser to the Emerging Markets Select Fund and makes investment decisions on its behalf. Pzena is compensated for its services by the Adviser.
[4]
Beutel, Goodman & Company Ltd. (“Beutel Goodman”) serves as sub-adviser to the Beutel Goodman Large-Cap Value Fund and makes investment decisions on its behalf. Beutel Goodman is compensated for its services by the Adviser.

These fees are reported on the Funds’ Statements of Operations as “Investment advisory fees”.

Business Management Fees – The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust. These fees are reported on the Funds’ Statements of Operations as “Business management fees”.

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses as follows*:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Sustainable Growth and Mid-Cap Growth	0.82%	0.97%	1.22%
Equity Income	0.76%	0.91%	1.16%
Small-Cap Growth	1.04%	1.19%	1.44%
Small-Cap Fundamental Value	1.03%	1.18%	1.43%
Sustainable Small-Cap Core	0.93%	1.08%	1.33%
Global Leaders	0.87%	1.02%	1.27%
Intermediate Income	0.48%	0.53%	0.78%
Total Return and Sustainable Bond	0.53%	0.58%	0.83%
Maryland Bond and Mortgage Securities	0.55%	0.60%	0.85%
Tax-Exempt Bond and Tax-Exempt Sustainable Bond	0.62%	0.67%	0.92%
WMC Strategic European Equity	1.11%	1.26%	1.51%
Emerging Markets Select	1.17%	1.32%	1.57%
Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%

During the six months ended December 31, 2021, the Adviser waived $8,232 in expenses for Equity Income Fund and $20.249 in expenses for Sustainable Small-Cap Core Fund. The Adviser may recoup any waived amounts from the Funds if such reimbursement does not cause the Funds to exceed its existing expense limitations or the limitation in place at the time the reduction was originally made and the amount recouped is made within three years after the date on which the Adviser waived the expense. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any recoupment of previously waived fees and/or expenses. The cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2022	2023	2024	Total
Equity Income Fund	$—	$—	$20,506	$20,506
Mid-Cap Growth Fund	103,738	125,645	53,751	283,134
Global Leaders Fund	231,484	260,299	84,839	576,622

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Notes to Financial Statements
December 31, 2021 (Unaudited)

Distribution – ALPS Distributors, Inc. (the “Distributor”) serves as principal underwriter for shares of the Funds and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.

Rule 12b-1 Distribution Fees – Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays ALPS Distributors, Inc. (the “Distributor”), or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to financial intermediaries or other persons, including the Adviser, for any distribution or service activity. These fees are reported in the Funds’ Statements of Operations as “Distribution fees – Advisor Shares”.

Shareholder Servicing Fees – The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Intermediate Income Fund, Total Return Fund, Sustainable Bond Fund, Maryland Bond Fund, Tax-Exempt Bond Fund, Tax-Exempt Sustainable Bond Fund and Mortgage Securities Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. The Adviser serves as the shareholder servicing agent of the Funds. These fees are reported in the Funds’ Statements of Operations as “Service fees – Investor Shares” and “Service fees – Advisor Shares”.

Investments in Affiliates – Intermediate Income Fund – The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of December 31, 2021, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total value of $19,583,926, or 11.9% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (the “Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000  in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). For the six months ended December 31, 2021, the Intermediate Income Fund waived $30,464 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares for the six months ended December 31, 2021:

			Net	Change In
Beginning			Realized	Unrealized	Ending			Shares
Market Value			Gains	Appreciation	Market Value	Dividend	Capital Gain	Owned at
06/30/2021	Purchases	Sales	(Losses)	(Depreciation)	12/31/2021	Income	Distributions	12/31/2021
$20,785,301	$—	$(960,000)	$7,704	$(249,079)	$19,583,926	$123,650	$—	1,877,653

Other Service Providers – U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of Fund Services and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to Fund Services and U.S. Bank, N.A. for its service can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to Fund Services and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 Transactions – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during the six months ended December 31, 2021,WMC Strategic European Equity Fund engaged in securities purchases of $338,998. These transactions are included in the purchases and sales table in Note 4.

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Notes to Financial Statements
December 31, 2021 (Unaudited)

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, for the six months ended December 31, 2021 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$286,897,945	$444,682,489	Total Return	$304,338,244	$342,546,769
Flexible Equity	26,539,965	23,242,163	Sustainable Bond	201,895,405	135,105,758
Equity Income	5,345,866	8,749,376	Maryland Bond	8,957,088	9,784,294
Sustainable Growth	1,350,513,770	511,230,312	Tax-Exempt Bond	266,387,573	230,978,171
Mid-Cap Growth	42,217,091	50,003,481	Tax-Exempt Sustainable Bond	87,690,785	50,397,047
Small-Cap Growth	196,612,476	442,160,014	Mortgage Securities	329,859,214	243,930,990
Small-Cap Fundamental Value	214,387,368	210,704,658	WMC Strategic European Equity	84,428,862	97,705,596
Sustainable Small-Cap Core	26,515,906	724,583	Emerging Markets Select	235,474,669	164,938,367
Global Leaders	253,631,521	120,701,904	Beutel Goodman Large-Cap Value	273,714,798	247,334,681
Intermediate Income	41,744,754	50,267,970

Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes. The Funds listed below purchased and sold U.S. Government securities for the six months ended December 31, 2021 as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Intermediate Income	$—	$11,283,984	Sustainable Bond	$2,771,418	$—
Total Return	9,269,208	47,691,842

Note 5. Federal Income Tax and Distribution Information

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows (tax character during the six months ended December 31, 2021 is estimated):

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain^
	December 31,	June 30,	December 31,	June 30,	December 31,	June 30,
Fund	2021	2021	2021	2021	2021	2021
Growth Equity	$—	$—	$8,674,441	$19,356,054	$411,220,505	$132,029,478
Flexible Equity	—	—	4,916,461	3,717,208	22,220,388	14,653,627
Equity Income	—	—	914,622	1,331,032	7,559,290	4,119,001
Sustainable Growth	—	—	21,264,804	—	110,478,892	—
Mid-Cap Growth	—	—	7,959,572	—	8,544,906	—
Small-Cap Growth	—	—	12,395,753	—	259,770,908	17,876,780
Small-Cap Fundamental Value	—	—	3,250,435	5,121,628	4,127,381	—
Sustainable Small-Cap Core	—	N/A	—	N/A	—	N/A
Global Leaders	—	—	12,129,230	1,300,616	3,919,364	—
Intermediate Income	—	—	1,131,033	2,059,884	1,253,947	—
Total Return	—	—	7,407,411	8,705,386	3,950,223	5,778,192
Sustainable Bond	—	—	2,488,103	4,235,965	3,139,180	2,534,278
Maryland Bond	2,042,607	4,239,317	2,545	4,387	—	—
Tax-Exempt Bond	15,610,545	29,962,749	169,862	9,644	5,373,259	—
Tax-Exempt Sustainable Bond	2,447,765	2,440,169	46,231	119,130	908,670	—
Mortgage Securities	—	—	1,966,753	1,621,166	—	—
WMC Strategic European Equity	—	—	13,640,249	2,149,303	29,108,377	19,961,149
Emerging Markets Select	—	—	3,800,392	2,160,276	—	—
Beutel Goodman Large-Cap Value	—	—	58,920,702	22,311,318	41,288,191	—

^
Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).  The Funds, as applicable, have also designated earnings and profits distributed to shareholders on the redemption of shares as capital gains in order to reduce earnings and profits of the Fund related to net capital gains to zero as of the date of this report.

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Notes to Financial Statements
December 31, 2021 (Unaudited)

At June 30, 2021, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Mid-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,630,925,353	$282,026,029	$45,908,604	$3,467,254,960	$134,585,735	$1,659,273,074
Unrealized appreciation	1,904,029,519	429,755,845	43,230,703	2,197,387,916	59,819,689	931,533,337
Unrealized depreciation	(7,155,027)	(2,697,001)	(165,053)	(21,575,626)	(2,085,546)	(26,513,992)
Net unrealized app (dep)	1,896,874,492	427,058,844	43,065,650	2,175,812,290	57,734,143	905,019,345
Undistributed income	1,757,252	4,843,791	400,307	9,884,827	7,125,510	12,395,676
Undistributed capital gains	284,981,194	14,722,064	6,927,266	82,719,035	5,947,525	162,591,874
Total undistributed earnings	286,738,446	19,565,855	7,327,573	92,603,862	13,073,035	174,987,550
Other accumulated gains (losses)	—	—	—	—	—	—
Total distributable earnings (losses)	$2,183,612,938	$446,624,699	$50,393,223	$2,268,416,152	$70,807,178	$1,080,006,895

	Small-Cap	Global	Intermediate	Total	Sustainable	Maryland
	Fundamental	Leaders	Income	Return	Bond	Bond
	Value Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$831,274,690	$867,568,788	$167,795,088	$473,013,295	$239,443,690	$177,198,860
Unrealized appreciation	441,948,995	387,786,309	3,511,634	13,174,798	5,876,186	7,578,861
Unrealized depreciation	(31,229,807)	(11,959,345)	(768,194)	(1,714,075)	(593,371)	(464,405)
Net unrealized app (dep)	410,719,188	375,826,964	2,743,440	11,460,723	5,282,815	7,114,456
Undistributed income	1,950,053	7,101,627	311,596	3,648,653	584,641	259,982 ^
Undistributed capital gains	—	—	1,253,851	—	817,819	—
Total undistributed earnings	1,950,053	7,101,627	1,565,447	3,648,653	1,402,460	259,982 ^
Other accumulated gains (losses)	(29,883,831)	8,558	(106,176)	(360,927)	(189,323)	(2,046,363)
Total distributable earnings (losses)	$382,785,410	$382,937,149	$4,202,711	$14,748,449	$6,495,952	$5,328,075

	Tax-Exempt	Tax-Exempt	Mortgage	WMC Strategic	Emerging	Beutel Goodman
	Bond	Sustainable	Securities	European	Markets	Large-Cap
	Fund	Bond	Fund	Equity Fund	Select Fund	Value Fund
Cost of investments	$1,166,081,943	$175,884,081	$343,048,056	$387,567,139	$433,416,969	$972,160,001
Unrealized appreciation	51,412,700	3,954,244	14,045,332	98,138,834	124,572,937	199,724,263
Unrealized depreciation	(5,066,294)	(400,817)	(3,184,096)	(30,053,179)	(22,812,113)	(20,756,139)
Net unrealized app (dep)	46,346,406	3,553,427	10,861,236	68,085,655	101,760,824	178,968,124
Undistributed income	1,963,701 ^	1,205,418 ^	282,496	8,421,667	1,096,629	38,937,544
Undistributed capital gains	548,920	757,043	—	21,701,630	—	18,252,560
Total undistributed earnings	2,512,621 ^	1,962,461 ^	282,496	30,123,297	1,096,629	57,190,104
Other accumulated gains (losses)	(1,963,701)	(172,569)	(3,138,976)	122,218	(19,020,135)	—
Total distributable earnings (losses)	$46,895,326	$5,343,319	$8,004,756	$98,331,170	$83,837,318	$236,158,228

^	Represents income that is exempt from federal income taxes.

At June 30, 2021 the differences between tax basis and book basis amounts are primarily due to wash sales, post-October losses, post-December ordinary losses, timing differences related to the amortization of premium on certain fixed income securities, and distributions payable.

Note 6. Futures Contracts

The Total Return Fund, Sustainable Bond Fund, and Mortgage Securities Fund invested in futures contracts during the six months ended December 31, 2021. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. This collateral may consist of cash and / or securities (generally U.S. Treasury Bills). Thereafter, in connection with changes in the value of the futures contracts,

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Notes to Financial Statements
December 31, 2021 (Unaudited)

the Funds may send or receive collateral to or from the broker. Such amounts are included on the Statements of Assets and Liabilities as “Cash deposit at broker – futures contracts” or “Cash collateral from broker – futures contracts”. Securities pledged as collateral, if there are any, are included on the Statements of Assets and Liabilities as part of “Total investments, at value”. These securities are also tickmarked on the Schedules of Investments as being pledged in connection with open futures contracts.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The “Notional Amount” of futures contracts shown on the Schedule of Investments represents the notional value of the futures contracts on the day they were opened. The “Notional Value” of futures contracts shown on the Schedule of Investments represents the notional value of the futures contracts as of the date of this report. For long futures contracts, an excess of Notional Value over Notional Amount results in unrealized appreciation on the futures contract (and an excess of Notional Amount over Notional Value results in unrealized depreciation on the futures contract). The opposite is true for short futures contracts. These unrealized appreciation (depreciation) amounts represent the net impact on a Fund’s net assets as a result of open futures contracts as of the date of this report. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and up to the total Notional Amount of the futures contract as shown on the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the Notional Amount of the futures contracts as shown on the Schedules of Investments.

During the six months ended December 31, 2021, investments in futures contracts were as follows:

		Average Notional Value Outstanding
Fund	Risk Type	Long Futures Contracts	Short Futures Contracts
Total Return	Interest Rate	$103,642,647	$(115,037,067)
Sustainable Bond	Interest Rate	46,993,450	(70,332,130)
Mortgage Securities	Interest Rate	9,509,381	(30,961,446)

Investment in long futures contracts increases a Fund’s exposure to interest rate risk, while investment in short futures contracts serves to reduce a Fund’s exposure to interest rate risk. Assets and/or liabilities related to futures contracts were not subject to an arrangement wherein those assets and/or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

Note 7. Line of Credit

As of December 31, 2021, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of December 31, 2021 was 3.25% (prime rate). The following table shows the details of the Funds’ borrowing activity during the six months ended December 31, 2021. Funds that are not listed did not utilize the line of credit during the period.

	Maximum
	Outstanding	Average	Total Interest	Average Annual
Fund	Balance	Daily Balance	Expense Incurred	Interest Rate
WMC Strategic European Equity	$499,000	$2,712	$45	3.25%

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Notes to Financial Statements
December 31, 2021 (Unaudited)

Note 8. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has significantly disrupted economic markets. The ultimate short-term and long-term impact on economies, markets, industries, and individual issuers in which the Funds invest is unknown. The financial performance of the issuers of securities in which the Funds invest depends on future developments including the duration and spread of the outbreak. This uncertainty may adversely affect the value and liquidity of the Funds’ investments.

Note 9. Subsequent Events

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued. No material events or transactions occurred subsequent to December 31, 2021 that would require recognition or disclosure in these financial statements.

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Expense Example For the Six Months Ended December 31, 2021 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (July 1, 2021 – December 31, 2021).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2021	December 31, 2021	the Period*	December 31, 2021	the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$1,057.40	$3.37	$1,021.93	$3.31	0.65%
Investor Shares	$1,000.00	$1,056.40	$4.15	$1,021.17	$4.08	0.80%
Advisor Shares	$1,000.00	$1,055.30	$5.44	$1,019.91	$5.35	1.05%

Flexible Equity Fund
Institutional Shares	$1,000.00	$1,058.90	$2.75	$1,022.53	$2.70	0.53%
Investor Shares	$1,000.00	$1,058.20	$3.53	$1,021.78	$3.47	0.68%
Advisor Shares	$1,000.00	$1,056.70	$4.82	$1,020.52	$4.74	0.93%

Equity Income Fund
Institutional Shares	$1,000.00	$1,116.50	$4.05	$1,021.37	$3.87	0.76%
Investor Shares	$1,000.00	$1,116.40	$4.85	$1,020.62	$4.63	0.91%
Advisor Shares	$1,000.00	$1,114.40	$6.18	$1,019.36	$5.90	1.16%

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Expense Example For the Six Months Ended December 31, 2021 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2021	December 31, 2021	the Period*	December 31, 2021	the Period*	Ratio*
Sustainable Growth Fund
Institutional Shares	$1,000.00	$1,144.50	$3.35	$1,022.08	$3.16	0.62%
Investor Shares	$1,000.00	$1,143.50	$4.16	$1,021.32	$3.92	0.77%
Advisor Shares	$1,000.00	$1,142.00	$5.51	$1,020.06	$5.19	1.02%

Mid-Cap Growth Fund
Institutional Shares	$1,000.00	$ 982.60	$3.90	$1,021.27	$3.97	0.78%
Investor Shares	$1,000.00	$ 981.50	$4.64	$1,020.52	$4.74	0.93%

Small-Cap Growth Fund
Institutional Shares	$1,000.00	$ 988.80	$4.76	$1,020.42	$4.84	0.95%
Investor Shares	$1,000.00	$ 987.90	$5.51	$1,019.66	$5.60	1.10%
Advisor Shares	$1,000.00	$ 986.50	$6.76	$1,018.40	$6.87	1.35%

Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$1,062.70	$4.94	$1,020.42	$4.84	0.95%
Investor Shares	$1,000.00	$1,061.70	$5.72	$1,019.66	$5.60	1.10%
Advisor Shares	$1,000.00	$1,060.40	$7.01	$1,018.40	$6.87	1.35%

Sustainable Small-Cap Core Fund
Institutional Shares	$1,000.00	$1,024.00	$2.37	$1,020.52	$4.74	0.93%
Investor Shares	$1,000.00	$1,024.00	$2.75	$1,019.76	$5.50	1.08%

Global Leaders Fund
Institutional Shares	$1,000.00	$1,053.40	$3.88	$1,021.42	$3.82	0.75%
Investor Shares	$1,000.00	$1,052.80	$4.66	$1,020.67	$4.58	0.90%

Intermediate Income Fund
Investor Shares	$1,000.00	$ 993.40	$2.31	$1,022.89	$2.35	0.46%
Advisor Shares	$1,000.00	$ 992.00	$3.56	$1,021.63	$3.62	0.71%

Total Return Fund
Institutional Shares	$1,000.00	$1,003.70	$2.12	$1,023.09	$2.14	0.42%
Investor Shares	$1,000.00	$1,003.40	$2.37	$1,022.84	$2.40	0.47%

Sustainable Bond Fund
Institutional Shares	$1,000.00	$1,002.00	$2.17	$1,023.04	$2.19	0.43%
Investor Shares	$1,000.00	$1,001.70	$2.42	$1,022.79	$2.45	0.48%

Maryland Bond Fund
Investor Shares	$1,000.00	$1,002.70	$2.37	$1,022.84	$2.40	0.47%

Tax-Exempt Bond Fund
Institutional Shares	$1,000.00	$1,003.90	$2.07	$1,023.14	$2.09	0.41%
Investor Shares	$1,000.00	$1,003.60	$2.32	$1,022.89	$2.35	0.46%

Tax-Exempt Sustainable Bond Fund
Investor Shares	$1,000.00	$1,006.60	$2.48	$1,022.74	$2.50	0.49%

Mortgage Securities Fund
Institutional Shares	$1,000.00	$ 993.80	$2.21	$1,022.99	$2.24	0.44%
Investor Shares	$1,000.00	$ 994.50	$2.46	$1,022.74	$2.50	0.49%

WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$1,034.50	$5.28	$1,020.01	$5.24	1.03%
Investor Shares	$1,000.00	$1,034.30	$6.05	$1,019.26	$6.01	1.18%
Advisor Shares	$1,000.00	$1,032.30	$7.33	$1,018.00	$7.27	1.43%

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Expense Example For the Six Months Ended December 31, 2021 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2021	December 31, 2021	the Period*	December 31, 2021	the Period*	Ratio*
Emerging Markets Select Fund
Institutional Shares	$1,000.00	$ 947.50	$5.40	$1,019.66	$5.60	1.10%
Investor Shares	$1,000.00	$ 946.80	$6.13	$1,018.90	$6.36	1.25%
Advisor Shares	$1,000.00	$ 945.90	$7.36	$1,017.64	$7.63	1.50%

Beutel Goodman Large-Cap Value Fund
Institutional Shares	$1,000.00	$ 990.50	$2.76	$1,022.43	$2.80	0.55%
Investor Shares	$1,000.00	$ 990.20	$3.51	$1,021.68	$3.57	0.70%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (365).  Actual expense information for Sustainable Small-Cap Core Fund is based on the period from its commencement of operations on October 1, 2021 to the end of the period on December 31, 2021 (92 days in a 365 day fiscal year).

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

In accordance with the Investment Company Act of 1940 Act, the Board of Trustees of the Trust is required, on an annual basis, to consider: (i) the continuation of the Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), as well as (ii) the continuation of each of the applicable Sub-Advisory Agreements that are being considered for continuation.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement and each of the Sub-Advisory Agreements, and it is the duty of the Adviser, and each of the Sub-Advisers, as applicable, to furnish the Trustees with such information that is responsive to their request.  In addition, the Board must also initially approve the Investment Advisory Agreement with respect to each newly established Fund that is added to the Trust.

Set forth below is information regarding the Board’s most recent consideration of the approval of the continuation of the Investment Advisory Agreement and each of the Sub-Advisory Agreements.  The first section provides information regarding the Board’s review of matters with respect to the continuation of the Investment Advisory Agreement with Brown Advisory.  In addition, set forth immediately following that section are separate discussions of the Board’s consideration of matters with respect to: (1) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – WMC Strategic European Equity Fund; (2) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory Global Leaders Fund; (3) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – Beutel Goodman Large-Cap Value Fund; (4) the approval of the continuation of each of the Sub-Investment Advisory Agreements for the Brown Advisory Emerging Markets Select Fund; and (5) the initial approval of the Investment Advisory Agreement for the recently established Brown Advisory Sustainable Small-Cap Core Fund.

1.  Board of Trustees Approval of the Continuation of the Investment Advisory Agreement for the Funds

In determining whether to approve the continuation of the Investment Advisory Agreement with respect to each of the Funds, the Trustees requested, and Brown Advisory provided, information and data relevant to the Board’s consideration.  This included materials prepared by Brown Advisory and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Funds, and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds.  As part of its deliberations, the Board also considered and relied upon information about the Funds and Brown Advisory that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Investment Advisory Agreement during a video conference meeting held on September 1, 2021.  At this meeting, the Board engaged in a thorough review process in connection with determining whether to continue the Investment Advisory Agreement.  In addition, the Board also considered the continuation of the currently effective Expense Limitation Agreement with respect to each Fund which would limit the total operating expenses for each class of shares of each of the Funds through October 31, 2022.

Following their review and consideration, the Trustees determined that the continuation of the Investment Advisory Agreement with respect to each of the Funds was advisable and would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders.  Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the profitability data and comparative fee, expense and performance information prepared for their use.  In considering the continuation of the Investment Advisory Agreement with respect to each applicable Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant.  They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Brown Advisory to each of the Funds, Brown Advisory’s management capabilities as demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, Brown Advisory’s investment

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

management and compliance oversight processes, and the competitive investment performance of the Funds.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and is competitive with many other comparable investment companies.

In connection with their consideration of these matters, the members of the Board took into consideration their discussions with the representatives of Brown Advisory regarding various matters with respect to the firm’s ongoing business operations, including with respect to the impact of the COVID-19 pandemic on the continuity of their business operations and on their personnel as well as with respect to each of the Sub-Advisers.

The Board received and reviewed performance information for each of the Funds separately, including performance information for applicable one-, three-, five- and ten-year periods ended June 30, 2021, and for shorter periods as applicable with respect to those Funds with shorter operating histories.  The Board also reviewed with the representatives of Brown Advisory other information and data, including each Fund’s performance against its primary benchmark index and its peers, as follows:

1.  Equity Income Fund

The Board first reviewed information and materials regarding the performance results for the Equity Income Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-, three- and five-year periods ended June 30, 2021.  The Board noted that the Institutional Shares of the Fund had also underperformed its peer group median for the one-, three- and five-year periods ended June 30, 2021.  The members of the Board also considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

2.  Flexible Equity Fund

The Board next reviewed information and materials regarding the performance results for the Flexible Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the S&P 500 Index, for the one-, three-, five- and ten-year periods ended June 30, 2021. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the three- and five-year periods ended June 30, 2021, but had outperformed it peer group median for the one-year period ended June 30, 2021 and had performed in line with the peer group median for the ten-year period ended June 30, 2021.

3.  Growth Equity Fund

The Board then reviewed information and materials regarding the performance results for the Growth Equity Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-, three-, five- and ten-year periods ended June 30, 2021.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one- and ten-year periods ended June 30, 2021, but had outperformed its peer group median for the three- and five-year periods ended June 30, 2021.  The members of the Board also considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

4.  Small-Cap Fundamental Value Fund

The Board next reviewed information and materials regarding the performance results for the Small-Cap Fundamental Value Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell 2000 Value Index, for the one-, three-, five- and ten-year periods ended June 30, 2021.  The Board noted that the Institutional Shares of the Fund had also underperformed its peer group median for the one-, three-, five- and ten-year periods ended June 30, 2021.  The members of the Board also considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

5.  Small-Cap Growth Fund

The Board then reviewed information and materials regarding the performance results for the Small-Cap Growth Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Growth Index, for the three- and ten-year periods ended June 30, 2021, but had underperformed its benchmark index for the one- and five-year periods ended June 30, 2021. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three-year period ended June 30, 2021, but had underperformed its peer group median for the one-, five- and ten-year periods

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

ended June 30, 2021.  The members of the Board also considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

6.  Sustainable Growth Fund

The Board next reviewed information and materials regarding the performance results for the Sustainable Growth Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-year period ended June 30, 2021, but had outperformed its benchmark index for the three- and five-year periods ended June 30, 2021.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-year period ended June 30, 2021, but had outperformed its peer group median for the three- and five-year periods ended June 30, 2021.

7.  Intermediate Income Fund

The Board then reviewed information and materials regarding the performance results for the Intermediate Income Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Bloomberg Intermediate US Aggregate Bond Index, for the three- and ten-year periods ended June 30, 2021, but had outperformed its benchmark index for the one- and five-year periods ended June 30, 2021.  The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the three-, five- and ten-year periods ended June 30, 2021, but had outperformed its peer group median for the one-year period ended June 30, 2021.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

8.  Maryland Bond Fund

The Board next reviewed information and materials regarding the performance results for the Maryland Bond Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Bloomberg 1-10 Year Blended Municipal Bond Index, for the one-year period ended June 30, 2021, but had underperformed its benchmark index for the three- and ten-year periods ended June 30, 2021 and performed in line with its benchmark index for the five-year period ended June 30, 2021.  The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the three- and ten-year periods ended June 30, 2021, but had outperformed its peer group median for the one- and five-year periods ended June 30, 2021.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

9.  Tax-Exempt Bond Fund

The Board next reviewed information and materials regarding the performance results for the Tax-Exempt Bond Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg 1-10 Year Blended Municipal Bond Index, for the one-, three- and five-year periods ended June 30, 2021. The Board noted that the Institutional Shares of the Fund had also outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2021.

10.  Emerging Markets Select Fund

The Board then reviewed information and materials regarding the performance results for the Emerging Markets Select Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the FTSE Emerging Index, for the one-year period ended June 30, 2021, but had underperformed its benchmark index for the three- and five-year periods ended June 30, 2021.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three- and five-year periods ended June 30, 2021.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.  The members of the Board took into consideration that in February 2019 the Fund’s previous Sub-Adviser that had been sub-advising the Fund since its inception in December 2012 was replaced by two new Sub-Advisers and the Fund became subject to new principal investment strategies at that time.

11.  WMC Strategic European Equity Fund

The Board next reviewed information and materials regarding the performance results for the WMC Strategic European Equity Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the MSCI Europe Index, for the one-year period ended June 30, 2021, but had outperformed its benchmark index for the three- and five-year periods ended June 30, 2021. The Board noted that the Institutional Shares of the Fund had underperformed its peer group

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

median for the one-, three- and five-year periods ended June 30, 2021.  The members of the Board also considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

12.  Mortgage Securities Fund

The Board then reviewed information and materials regarding the performance results for the Mortgage Securities Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Mortgage Backed Securities Index, for the one-, three- and five-year periods ended June 30, 2021.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2021.

13.  Total Return Fund

The Board next reviewed information and materials regarding the performance results for the Total Return Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg US Aggregate Bond Index, for the one-, three- and five-year periods ended June 30, 2021.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2021.

14.  Global Leaders Fund

The Board then reviewed information and materials regarding the performance results for the Global Leaders Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the FTSE All-World Index, for the three- and five-year periods ended June 30, 2021, but had underperformed its benchmark index for the one-year period ended June 30, 2021. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the five-year period ended June 30, 2021 but had underperformed its peer group median for the one- and three-year periods ended June 30, 2021.  The members of the Board also considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

15. Mid-Cap Growth Fund

The Board next reviewed information and materials regarding the performance results for the Mid-Cap Growth Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell Midcap Growth Index, for the one- and three-year periods ended June 30, 2021.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-year period ended June 30, 2021, but had outperformed its peer group median for the three-year period ended June 30, 2021.

16. Sustainable Bond Fund

The Board then reviewed information and materials regarding the performance results for the Sustainable Bond Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg US Aggregate Bond Index, for the one- and three-year periods ended June 30, 2021.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-year period ended June 30, 2021, but had outperformed its peer group median for the three-year period ended June 30, 2021.

17.  Beutel Goodman Large-Cap Value Fund

The Board next reviewed information and materials regarding the performance results for the Beutel Goodman Large-Cap Value Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Value Index, for the three-year period ended June 30, 2021, but had underperformed its benchmark index for the one-year period ended June 30, 2021.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three-year period ended June 30, 2021, but had underperformed its peer group median for the one-year period ended June 30, 2021.  The members of the Board also considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

18.  Tax-Exempt Sustainable Bond Fund

The Board then reviewed information and materials regarding the performance results for the Tax-Exempt Sustainable Bond Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Bloomberg 1-10 Year

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

Blended Municipal Bond Index, for the one-year period ended June 30, 2021.  The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2021.  The Board also noted that, because the Fund commenced operations in December 2019, the Fund has a relatively short performance history.

The cost of advisory services provided and the level of profitability.  The Board also considered the advisory fees and overall expenses of the Funds as compared to the advisory fees and overall expenses of other mutual funds in each Fund’s peer group, as well as profitability information with respect to Brown Advisory’s management and operation of the Funds.  On the basis of this comparative information, the Trustees determined that the overall advisory fees and expense ratios of the Funds are competitive with industry averages.  The Trustees noted that Brown Advisory had proposed the continuation of their contractual commitment for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2022, subject to recoupment by the Adviser of certain amounts under specified circumstances.

The Board also considered Brown Advisory’s level of profitability with respect to each of the Funds, and noted that Brown Advisory’s level of profitability was acceptable and not unreasonable.  The Board reviewed the extent to which Brown Advisory uses its own financial resources to help promote and market the Funds in order to support various components of the distribution efforts of the Funds.  In considering the profitability of Brown Advisory from their operation of the Funds, the Trustees considered the level of profitability realized by Brown Advisory before the imposition of any distribution and marketing expenses incurred by the firm from its own resources.  The Board also considered information regarding the fees that Brown Advisory charges to its other clients for investment advisory services that are similar to the advisory services provided to the Funds and the Board noted that the fees charged to the Funds by the Adviser were reasonable in light of the nature of the services provided by the Adviser to the other accounts, the types of accounts involved, and the applicable services provided in each case.  Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory for investment advisory services, the investment advisory and other services provided to the Funds by Brown Advisory, and the level of profitability from Brown Advisory’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Brown Advisory’s profitability were appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The Board reviewed with the representatives of Brown Advisory certain fee and expense information for the relevant share classes of the Funds as compared to the advisory fees and overall expenses (excluding Rule 12b-1 fees) of other mutual funds in each Fund’s peer group, as follows:

1.  Equity Income Fund

The Board first reviewed expense information and materials for the Equity Income Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.76%, which was lower than the median net expense ratio of its peer funds.

2.  Flexible Equity Fund

The Board next reviewed expense information and materials for the Flexible Equity Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.43% for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.54%, which was below the median net expense ratio of its peer funds.  The Board took into account that the Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.50% on all assets less than $150 million; 0.45% on all assets greater than or equal to $150 million but less than $250 million; 0.40% on all assets greater than or equal to $250 million but less than $1 billion; and 0.38% on all assets greater than or equal to $1 billion.

3.  Growth Equity Fund

The Board then reviewed expense information and materials for the Growth Equity Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.57% for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.67%, which was below the median net expense ratio of its peer funds.  The Board took into account that the

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.60% on all assets less than $1.5 billion; 0.55% on all assets greater than or equal to $1.5 billion but less than $3 billion; 0.50% on all assets greater than or equal to $3 billion but less than $6 billion; and 0.45% on all assets greater than or equal to $6 billion.

4.  Small-Cap Fundamental Value Fund

The Board then reviewed expense information and materials for the Small-Cap Fundamental Value Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.95%, which was lower than the median net expense ratio of its peer funds.

5.  Small-Cap Growth Fund

The Board next reviewed expense information and materials for the Small-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was in line with the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.95%, which was lower than the median net expense ratio of its peer funds.

6.  Sustainable Growth Fund

The Board next reviewed expense information and materials for the Sustainable Growth Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.55% for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.65%, which was lower than the median net expense ratio of its peer funds.  The Board took into account that the Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.60% on all assets less than $1.5 billion; 0.55% on all assets greater than or equal to $1.5 billion but less than $3 billion; 0.50% on all assets greater than or equal to $3 billion but less than $6 billion; and 0.45% on all assets greater than or equal to $6 billion.

7.  Intermediate Income Fund

The Board then reviewed expense information and materials for the Intermediate Income Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.47%, which was lower than the median net expense ratio of its peer funds.

8.  Maryland Bond Fund

The Board next reviewed expense information and materials for the Maryland Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.48%, which was lower than the median net expense ratio of its peer funds.

9.  Tax-Exempt Bond Fund

The Board next reviewed expense information and materials for the Tax-Exempt Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.40%, which was lower than the median net expense ratio of its peer funds.

10.  Emerging Markets Select Fund

The Board next reviewed expense information and materials for the Emerging Markets Select Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.12%, which was lower than the median net expense ratio of its peer funds.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

11.  WMC Strategic European Equity Fund

The Board next reviewed expense information and materials for the WMC Strategic European Equity Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was above the median of its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.05%, which was lower than the median net expense ratio of its peer funds.

12.  Mortgage Securities Fund

The Board then reviewed expense information and materials for the Mortgage Securities Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.45%, which was lower than the median net expense ratio of its peer funds.

13.  Total Return Fund

The Board next reviewed expense information and materials for the Total Return Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.42%, which was lower than the median net expense ratio of its peer funds.

14.  Global Leaders Fund

The Board then reviewed expense information and materials for the Global Leaders Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.76%, which was lower than the median net expense ratio of its peer funds.

15.  Mid-Cap Growth Fund

The Board then reviewed expense information and materials for the Mid-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.79%, which was lower than the median net expense ratio of its peer funds.

16.  Sustainable Bond Fund

The Board next reviewed expense information and materials for the Sustainable Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.45%, which was lower than the median net expense ratio of its peer funds.

17.  Beutel Goodman Large-Cap Value Fund

The Board then reviewed expense information and materials for the Beutel Goodman Large-Cap Value Fund, noting that the Investment Advisory Agreement provided for a 0.45% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.55%, which was lower than the median net expense ratio of its peer funds.

18.  Tax-Exempt Sustainable Bond Fund

The Board then reviewed expense information and materials for the Tax-Exempt Sustainable Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.49%, which was in line with the median net expense ratio of its peer funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale.  While it was noted that, for most of the Funds, the Funds’ investment advisory fees will not decrease as those

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund market.  The Trustees took into consideration that the Adviser has previously informed the Board that the Adviser has consistently attempted to set the investment advisory fees at a level that provides for economies of scale by being set at a starting point that is at a reasonable rate without necessarily requiring the imposition of breakpoints, which approach has been favorably recognized by relevant court decisions as one of the acceptable means of achieving economies of scale.  The Trustees also noted that the Funds’ advisory fees are competitive against their peers.  The Trustees further noted that they will have the opportunity to periodically re-examine whether any of the Funds not currently subject to breakpoints have achieved economies of scale, and the appropriateness of investment advisory fees payable to Brown Advisory with respect to the Funds, in the future at which time the implementation of fee breakpoints on other Funds could be considered further.

Benefits to Brown Advisory from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that certain benefits that may be derived by Brown Advisory from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees have previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations. In approving the continuation of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Brown Advisory senior management team and the focus these individuals have on ensuring the Funds operate successfully. The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees and to reimburse expenses of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement.  The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the distribution and shareholder servicing arrangements applicable to the Funds and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Funds, including certain of such fees which are payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Funds. The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to the Adviser by each of the Funds pursuant to which Brown Advisory provides certain business management services to the Funds, which the Board had previously considered and approved at a prior meeting based upon a finding that the business management fees charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Additionally, the Trustees considered the overall nature and extent of the risks incurred by the Adviser as a result of managing its own proprietary family of mutual funds, which risks include, but are not necessarily limited to, entrepreneurial risk, reputational risk, financial risk, litigation risk, regulatory risk and business risk.

The Trustees also took into consideration the Adviser’s statements that the Adviser has in the past, and intends to continue to going forward, reinvest profits into its business in order to make the necessary investments in personnel and infrastructure to

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

continue to build out the Adviser’s portfolio management and research capabilities and its operational, technology, compliance and cybersecurity infrastructure.

The Trustees also reviewed with the Adviser the efforts that the Adviser has taken in response to recent regulatory developments relating to the Securities and Exchange Commission’s ongoing monitoring and oversight of various types of investment strategies and practices relating to ESG-related and sustainable-related investment practices, including with respect to marketing and disclosure in connection with such investment strategies and practices, and the Trustees considered the extensive resources that the Adviser has devoted to its sustainable investing business and to its compliance oversight operations that are related to its sustainable investing business.

In reaching their conclusion with respect to the approval of the continuation of the Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but rather, the Board took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of the investment advisory services provided by Brown Advisory to each of the Funds in the Trust, and they found that these services will continue to benefit the Funds and their shareholders and also reflected the Adviser’s overall commitment to the continued growth and development of the Funds.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, were fair and reasonable and the Board voted to renew the Investment Advisory Agreement with respect to the Funds for an additional one-year period.

2.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory – WMC Strategic European Equity Fund

The continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – WMC Strategic European Equity Fund between Brown Advisory and Wellington Management Company LLP, the sub-investment adviser to the Fund (“Wellington”), was also approved by the Board of Trustees at the Board meeting held on September 1, 2021.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Wellington, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington, the Board of Trustees requested, and Brown Advisory and Wellington provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Wellington in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Wellington.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Wellington’s investment activities with respect to Wellington’s day-to-day portfolio management of the Fund’s assets in order to make sure that Wellington is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Wellington with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Wellington, which reports contain detailed analyses of how Wellington is performing.

The Board reviewed and evaluated the information that Brown Advisory and Wellington had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Wellington and Brown

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Wellington’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2022.  The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Wellington.  Accordingly, on the basis of the Board’s review of the fees charged by Wellington for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Wellington from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Wellington from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Wellington with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Wellington to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Wellington and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services provided by Wellington with respect to the Fund.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

3.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory Global Leaders Fund

At their September 1, 2021 Board meeting, the Board also undertook the consideration of matters with respect to the proposed continuation of the Sub-Investment Advisory Agreement between Brown Advisory and its affiliate Brown Advisory Ltd. with respect to the Brown Advisory Global Leaders Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Brown Advisory Ltd., as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd., the Board of Trustees requested, and Brown Advisory and Brown Advisory Ltd. provided, information and data relevant to the Board’s consideration.  In connection with these matters with respect to the sub-advisory arrangements for the Fund, the Trustees took into consideration the fact that the two firms are affiliates of one another and under common control.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Brown Advisory Ltd. in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Brown Advisory Ltd.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Brown Advisory Ltd.’s investment activities with respect to Brown Advisory Ltd.’s day-to-day portfolio management of the Fund’s assets in order to make sure that Brown Advisory Ltd. is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Brown Advisory Ltd. with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Brown Advisory Ltd., which reports contain detailed analyses of how Brown Advisory Ltd. is performing.

The Board reviewed and evaluated the information that Brown Advisory and Brown Advisory Ltd. had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Brown Advisory Ltd. and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Brown Advisory Ltd. is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Brown Advisory Ltd.’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Brown Advisory Ltd., the Trustees concluded that Brown Advisory Ltd. is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2022.  Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory Ltd. for sub-investment

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Brown Advisory Ltd. and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Brown Advisory Ltd. from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Brown Advisory Ltd. from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Brown Advisory Ltd. has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Brown Advisory Ltd., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Brown Advisory Ltd. with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Brown Advisory Ltd. to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Brown Advisory Ltd. and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Brown Advisory Ltd., reasonably reflected the nature and extent of the services provided by Brown Advisory Ltd. with respect to the Fund.  The Trustees also took into consideration the fact that Brown Advisory and Brown Advisory Ltd. are affiliated entities and are under common control.

4.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory – Beutel Goodman Large-Cap Value Fund

The continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – Beutel Goodman Large-Cap Value Fund between Brown Advisory and Beutel Goodman & Company, Ltd., the sub-investment adviser to the Fund (“Beutel Goodman”), was also approved by the Board of Trustees at the Board meeting held on September 1, 2021.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Beutel Goodman, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Beutel Goodman, the Board of Trustees requested, and Brown Advisory and Beutel Goodman provided, information and data relevant to the Board’s consideration.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Beutel Goodman.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Beutel Goodman in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Beutel Goodman.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Beutel Goodman’s investment activities with respect to Beutel Goodman’s day-to-day portfolio management of the Fund’s assets in order to make sure that Beutel Goodman is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Beutel Goodman with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Beutel Goodman, which reports contain detailed analyses of how Beutel Goodman is performing.

The Board reviewed and evaluated the information that Brown Advisory and Beutel Goodman had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Beutel Goodman and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Beutel Goodman is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Beutel Goodman’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Beutel Goodman, the Trustees concluded that Beutel Goodman is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Funds’ operating expenses through October 31, 2022.  The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Beutel Goodman.  Accordingly, on the basis of the Board’s review of the fees charged by Beutel Goodman for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Beutel Goodman and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Beutel Goodman from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Beutel Goodman from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Beutel Goodman has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Beutel Goodman, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Beutel Goodman with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Beutel Goodman to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Beutel Goodman and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Beutel Goodman, reasonably reflected the nature and extent of the services provided by Beutel Goodman with respect to the Fund.

5.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreements With Respect to the Brown Advisory Emerging Markets Select Fund

At their September 1, 2021 Board meeting, the Board also undertook the consideration of matters with respect to the proposed continuation of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington and Pzena Investment Management LLC (“Pzena”) with respect to the Brown Advisory Emerging Markets Select Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreements.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreements, and it is the duty of Brown Advisory, Wellington and Pzena, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington and Pzena, the Board of Trustees requested, and Brown Advisory, Wellington and Pzena provided, information and data relevant to the Board’s consideration.

Approval of the Continuation of the Sub-Investment Advisory Agreement with Wellington Management Company LLC

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Wellington in connection with the management and operation of Wellington’s allocated portion of the Fund’s portfolio and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Wellington.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Wellington’s investment activities with respect to Wellington’s day-to-day portfolio management of the Fund’s assets that have been allocated to Wellington to manage in order to make sure that Wellington is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Wellington with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Wellington, which reports contain detailed analyses of how Wellington is performing.

The Board reviewed and evaluated the information that Brown Advisory and Wellington had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Wellington and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers for Wellington, and Wellington’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2022.  The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Wellington.  Accordingly, on the basis of the Board’s review of the fees charged by Wellington for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fees had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Wellington from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Wellington from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement with Wellington, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Wellington with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement with Wellington and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Wellington to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Wellington and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services provided by Wellington with respect to the Fund.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

Approval of the Continuation of the Sub-Investment Advisory Agreement with Pzena Investment Management LLC

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Pzena.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Pzena in connection with the management and operation of Pzena’s allocated portion of the Fund’s portfolio and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Pzena.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Pzena’s investment activities with respect to Pzena’s day-to-day portfolio management of the Fund’s assets that have been allocated to Pzena to manage in order to make sure that Pzena is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Pzena with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Pzena, which reports contain detailed analyses of how Pzena is performing.

The Board reviewed and evaluated the information that Brown Advisory and Pzena had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Pzena and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Pzena is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers for Pzena, and Pzena’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Pzena, the Trustees concluded that Pzena is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2022.  The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Pzena.  Accordingly, on the basis of the Board’s review of the fees charged by Pzena for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fees had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Pzena and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Pzena from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Pzena from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement with Pzena, the Trustees determined that Pzena has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Pzena, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Pzena with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement with Pzena and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Pzena to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Pzena and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Pzena, reasonably reflected the nature and extent of the services provided by Pzena with respect to the Fund.

6.  Board of Trustees Approval of the Adoption of the Investment Advisory Agreement With Respect to the Brown Advisory Sustainable Small-Cap Core Fund

During a video conference meeting of the Board held on May 11, 2021, the members of the Board undertook the consideration of matters with respect to the proposed adoption of the Investment Advisory Agreement with respect to the Brown Advisory Sustainable Small-Cap Core Fund (the “New Fund”) in accordance with the Investment Company Act of 1940.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the adoption of the Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the adoption of the Investment Advisory Agreement between Brown Advisory and the Trust with respect to the New Fund, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board’s consideration.  This included materials prepared by the Adviser and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Adviser with respect to the other Funds in the Trust, the Adviser’s performance of a composite of all of those accounts managed by the Adviser having substantially similar investment objectives, policies and strategies as the New Fund, and the investment experience and background of the proposed portfolio managers for the New Fund, as well as information regarding the estimated fees and expenses of the New Fund, as compared to other similar mutual funds.

At this meeting, the Board reviewed with representatives of the Adviser various matters with respect to the proposed management and operation of the New Fund, the proposed investment advisory services to be provided to the New Fund by the Adviser, the nature and extent of the duties and responsibilities of the Adviser with respect to the New Fund, the compliance oversight process involving the New Fund and its operations, and the proposed fees and expenses of the New Fund.  During the meeting representatives of the Adviser made presentations to the Board regarding their proposal to provide investment advisory services to the New Fund.

In addition, the Board also considered the adoption of an Expense Limitation Agreement with respect to the New Fund which would limit the total operating expenses of the New Fund through October 31, 2022, as well as a Business Management Agreement with Brown Advisory pursuant to which Brown Advisory would provide certain business management services to the New Fund.  At this meeting, representatives of the Adviser reviewed for the members of the Board their experience and background in managing the other Funds in the Trust, and they also reviewed information regarding the investment advisory process proposed to be followed with respect to the New Fund.

Following their consideration and review of these matters, the Trustees determined that the adoption of the Investment Advisory Agreement with the Adviser with respect to the New Fund would enable shareholders of the New Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the New Fund and its shareholders.  Accordingly, the

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

Board, including a majority of the Independent Trustees, unanimously approved the Investment Advisory Agreement for the New Fund.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the projected profitability data and comparative fee, expense and performance information prepared by Trust management.  In considering the adoption of the Investment Advisory Agreement with respect to the New Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant.  They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the New Fund, as indicated by the nature and quality of services provided in the past to the other Funds in the Trust, Brown Advisory’s management capabilities as demonstrated with respect to the other Funds in the Trust, the professional qualifications and experience of the members of Brown Advisory’s investment team who will be responsible for the ongoing management of the New Fund’s investment program, Brown Advisory’s investment and compliance oversight processes, and the competitive investment performance of the other Funds in the Trust.  The Trustees also determined that Brown Advisory proposed to provide investment advisory services that were of the same quality as services provided to the other Funds in the Trust, and that these services are appropriate in scope and extent in light of the New Fund’s proposed operations, the competitive landscape of the investment company business and investor needs.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the New Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability. On the basis of comparative information derived from the data that was included with the materials provided to the Board at their meeting, the Trustees determined that the overall projected expense ratios for each respective class of shares of the New Fund are competitive with industry averages.  The Trustees also noted that Brown Advisory had proposed a contractual commitment for the benefit of shareholders of the New Fund to limit the New Fund’s total operating expenses through October 31, 2022.  The Board also focused on Brown Advisory’s projected level of profitability with respect to the New Fund, and noted that Brown Advisory’s expected level of profitability was acceptable and not unreasonable.  Accordingly, on the basis of the Board’s review of the fees to be charged by Brown Advisory for investment advisory services, the investment advisory services to be provided to the New Fund by Brown Advisory, and the estimated level of profitability from Brown Advisory’s relationship with the New Fund, the Board concluded that the level of investment advisory fees and Brown Advisory’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the New Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the New Fund’s investment advisory fees will not decrease as the New Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the New Fund’s investment advisory fees are appropriate in light of the projected size of the New Fund, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund marketplace.  The Trustees took into consideration that Brown Advisory has previously informed the Board that the Adviser has consistently attempted to set the investment advisory fees at a level that provides for economies of scale by being set at a starting point that is at a reasonable rate without necessarily requiring the imposition of breakpoints, which approach has been favorably recognized by relevant court decisions as one of the acceptable means of achieving economies of scale.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the new Fund has achieved economies of scale, and the appropriateness of the investment advisory fees payable to Brown Advisory with respect to the New Fund, in the future at which time the implementation of fee breakpoints on the New Fund could be considered.

Benefits to Brown Advisory from its relationship with the New Fund (and any corresponding benefits to the New Fund).  The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the New Fund, including any potential “soft dollar” benefits in connection with the New Fund’s brokerage transactions and use of the New Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for a Newly Established Fund

interests of the New Fund and its shareholders.  In addition, the Trustees determined that the New Fund will benefit from its relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the New Fund that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the New Fund in light of the nature and quality of the services to be provided and the necessity of the services for the New Fund’s operations.

Other Considerations.  In approving the adoption of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the New Fund in a professional manner that is consistent with the best interests of the New Fund and its shareholders.  The Board also considered the proposed level of the investment advisory fee, and the Board determined that the advisory fee fairly compensates Brown Advisory for the services that it is to perform pursuant to the Investment Advisory Agreement.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the New Fund, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees to the benefit of the New Fund’s shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement.  The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the proposed distribution and shareholder servicing arrangements applicable to the New Fund and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the New Fund, including certain of such fees which may be payable to the Adviser for the shareholder administrative services that it proposes to provide to shareholders of the New Fund.  The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those shareholders of the New Fund covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to Brown Advisory by the New Fund pursuant to which Brown Advisory will provide certain business management services to the New Fund, which the Board approved based upon a finding that the business management fees to be charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality and based upon the level and quality of business management services provided by Brown Advisory to the other Funds in the Trust.

In connection with the New Fund’s sustainable-related investment strategy, the Trustees reviewed with the Adviser the efforts that the Adviser has taken in response to recent regulatory developments relating to the Securities and Exchange Commission’s ongoing monitoring and oversight of various types of investment strategies and practices relating to ESG-related and sustainable-related investment practices, including with respect to marketing and disclosure in connection with such investment strategies and practices, and the Trustees considered the extensive resources that the Adviser has devoted to its sustainable investing business and to its compliance oversight operations that are related to its sustainable investing business.

The Trustees also considered the Adviser’s plan to seek to balance growth oriented and value oriented small-cap holdings in the New Fund’s investment portfolio in order to ultimately achieve an overall core portfolio reflecting both growth and value components.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them at the Board meeting with respect to the proposed contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the adoption of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Brown Advisory to each of the other Funds in the Trust, and they found that these services will benefit the New Fund and its shareholders and also reflected management’s overall commitment to the growth and development of the New Fund.

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Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 540-6807 and by accessing the Funds’ website at www.brownadvisory.com/mf/how-to-invest (refer to Appendix B in the Statement of Additional Information). Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the year ended June 30 is available without charge, by calling toll-free at (800) 540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-PORT.  The Funds’ Form N-PORT is available without charge, upon request, by calling toll-free at (800) 540-6807. Furthermore, you can obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisory.com/mf/how-to-invest within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

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BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

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INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Mid-Cap Growth Fund	BAFMX	115233413	BMIDX	115233439	—	—
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Sustainable Small-Cap Core Fund	BAFYX	115233298	BIAYX	115233280	—	—-
Global Leaders Fund	BAFLX	115233355	BIALX	115233462	—	—
Sustainable International Leaders Fund	BAILX	115233272	BISLX	115233264	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Sustainable Bond Fund	BAISX	115233389	BASBX	115233447	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax-Exempt Bond Fund	BTEIX	115233371	BIAEX	115233108	—	—
Tax-Exempt Sustainable Bond Fund	—	—	BITEX	115233348	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
Emerging Markets Select Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Beutel Goodman Large-Cap Value Fund	BVALX	115233421	BIAVX	115233314	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-SEMIANNUAL

Item 1. Reports to Stockholders (Continued).

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Not applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     Brown Advisory Funds

By (Signature and Title)*    /s/Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date    March 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date    March 7, 2022

By (Signature and Title)*    /s/Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date    March 7, 2022

* Print the name and title of each signing officer under his or her signature.